                                                                     EXHIBIT 4.8



                                  CLASS ACTION
                              SETTLEMENT AGREEMENT



                                      Among

                            SULZER ORTHOPEDICS INC.,
                                SULZER MEDICA AG,
                                   SULZER AG,



                                       and

                CLASS COUNSEL ON BEHALF OF CLASS REPRESENTATIVES
      IN RE SULZER HIP PROSTHESIS AND KNEE PROSTHESIS LIABILITY LITIGATION
                    MDL DOCKET NO. 01-CV-9000 (MDL NO. 1401)

                                   dated as of

                                 March 13, 2002

                                TABLE OF CONTENTS

                                                                                                               PAGE
Article 1.        DEFINITIONS....................................................................................2

         Section 1.1        DEFINITIONS..........................................................................2

Article 2.        SULZER SETTLEMENT TRUST AND FUNDS.............................................................12

         Section 2.1        ESTABLISHMENT OF SULZER SETTLEMENT TRUST............................................12

         Section 2.2        ESTABLISHMENT OF PATIENT BENEFIT FUNDS..............................................13

         Section 2.3        SULZER SETTLEMENT TRUST BROKERAGE ACCOUNT...........................................13

         Section 2.4        SECURITY ARRANGEMENTS...............................................................15

         Section 2.5        FUNDING.............................................................................15

         Section 2.6        OTHER PROVISIONS....................................................................17

Article 3.        CLASS MEMBER RIGHTS AND BENEFITS..............................................................18

         Section 3.1        MEDICAL RESEARCH AND MONITORING.....................................................18

         Section 3.2        [RESERVED]..........................................................................19

         Section 3.3        BENEFITS PAYABLE TO CLASS MEMBERS OUT OF THE UNREVISED AFFECTED PRODUCT
                  RECIPIENT FUND................................................................................19

         Section 3.4        BENEFIT PAYMENTS TO CLASS MEMBERS OUT OF THE AFFECTED PRODUCT REVISION
                  SURGERY FUND..................................................................................19

         Section 3.5        DERIVATIVE CLAIMANT PAYMENTS........................................................20

         Section 3.6        OFFSETS.............................................................................21

         Section 3.7        COMPENSATION BENEFITS PAYABLE FROM EXTRAORDINARY INJURY FUND........................21

         Section 3.8        OPT-OUT RIGHTS......................................................................22

Article 4.        CLAIMS ADMINISTRATION.........................................................................23

         Section 4.1        UNREVISED AFFECTED PRODUCT RECIPIENT FUND...........................................23

         Section 4.2        AFFECTED PRODUCT REVISION SURGERY FUND..............................................24

         Section 4.3        EXTRAORDINARY INJURY FUND...........................................................25

         Section 4.4        DERIVATIVE CLAIMANTS................................................................26

         Section 4.5        UNINSURED AFFECTED PRODUCT RECIPIENTS...............................................26

         Section 4.6        GENERAL CLAIMS ADMINISTRATION.......................................................26

         Section 4.7        INDEMNIFICATION AND LIABILITY OF CLAIMS ADMINISTRATOR...............................28

Article 5.        ATTORNEYS' FEES...............................................................................29

                                TABLE OF CONTENTS
                                   (CONTINUED)


                                                                                                               PAGE
Article 6.        ISSUANCE OF CCI...............................................................................30

Article 7.        GENERAL TERMINATION AND RELEASE...............................................................31

Article 8.        GUARANTEED PAYMENT OPTION.....................................................................32

Article 9.        CONTINUING JURISDICTION.......................................................................33

Article 10.       TERMINATION...................................................................................34

Article 11.       [RESERVED]....................................................................................35

Article 12.       [RESERVED]....................................................................................35

Article 13.       SETTLEMENT IMPLEMENTATION.....................................................................35

         Section 13.1       GENERAL.............................................................................35

         Section 13.2       APPROVAL PROCESS PROVISIONS.........................................................35

         Section 13.3       CONDITIONS..........................................................................35

Article 14.       [RESERVED]....................................................................................36

Article 15.       MISCELLANEOUS.................................................................................36

                        CLASS ACTION SETTLEMENT AGREEMENT
                      WITH SULZER ORTHOPEDICS INC., et. al.

         This SETTLEMENT AGREEMENT, dated as of March 13, 2002 (this "Settlement Agreement" or "Class Action Settlement" or "Settlement"), is entered into by and among Sulzer Orthopedics Inc., a Delaware corporation ("SOUS"), and its affiliated entities (including Sulzer Medica AG, a limited company organized under the laws of Switzerland ("SML"), and each of the other SML direct or indirect subsidiaries (such subsidiaries, together SOUS, SML and any other direct or indirect subsidiaries of SML, are referred to collectively herein as "Sulzer"), and Sulzer AG, a limited company organized under the laws of Switzerland ("Sulzer AG"), each on behalf of themselves and the other Released Parties hereunder, and the undersigned Class Counsel on behalf of the Class Representatives (in each case, as defined herein). The Class Representatives, together with Sulzer and Sulzer AG, are sometimes referred to herein as the "Parties". This Settlement Agreement shall amend and supercede any prior agreements of the Parties with respect to the subject matter hereof (other than that certain Settlement Agreement, dated as of February 22, 2002, between SML and Sulzer AG), including without limitation, the Settlement Agreement dated August 15, 2001, as amended and restated as of August 23, 2001, further amended and restated as of September 12, 2001, and further amended and restated as of October 12, 2001, and the Memorandum of Understanding dated as of February 1, 2002.

                                    RECITALS


         WHEREAS, Sulzer, Sulzer AG, and the Class Representatives hereby agree to a class action settlement (the "Class Action Settlement" or "Settlement"), subject to the approval of the Federal District Court, with respect to Class Members in the United States which would resolve, on the terms set forth in this Settlement Agreement, Settled Claims against Sulzer, Sulzer AG and other Released Parties arising from the Affected Products, pending in various courts, including but not limited to claims which have been made in the actions that have been or will be transferred for coordinated or consolidated pretrial proceedings to the United States District Court for the Northern District of Ohio, Eastern Division (In Re Sulzer Hip Prosthesis And Knee Prosthesis Liability Litigation (MDL No. 1401)), and in numerous other courts.

         WHEREAS, this Settlement Agreement shall not be construed as evidence of or as an admission by Sulzer or Sulzer AG of any liability or wrongdoing whatsoever or as an admission by the Class Representatives or Class Members of any lack of merit in their claims.

         NOW, THEREFORE, Sulzer, Sulzer AG and the Class Representatives hereby agree, subject to Final Judicial Approval, compliance with applicable legal requirements, and other conditions, all as set forth below, that the Unrevised Affected Product Recipient Fund, Affected Product Revision Surgery Fund, Medical Research and Monitoring Fund, Subrogation and Uninsured Expenses Fund and Extraordinary Injury Fund shall be established, from which the benefits described herein will be paid to the Class Members of the proposed Settlement Class, and that the Settled Claims against Sulzer and other Released Parties, as defined herein, will be settled, compromised and released, in accordance with the following terms.

                             ARTICLE 1. DEFINITIONS

         Section 1.1 DEFINITIONS. For purposes of this Settlement Agreement the following terms shall have the meanings set forth in this Article 1. Terms used in the singular shall be deemed to include the plural and vice versa.

                  (a) "$" shall denote United States dollars.

                  (b) "Additional Non-Affected Product Revision Surgery" shall mean a surgery, not the result of trauma, performed to remove and/or replace a product that is not an Affected Product after a Non-Affected Product Revision Surgery and prior to the date that is three hundred and sixty-five (365) days after the initial Affected Product Revision Surgery with respect to the same hip or knee.

                  (c) "ADRs" shall mean the American Depositary Receipts of SML (NYSE ticker symbol: SM), issued pursuant to that certain Deposit Agreement between SML and Citibank, N.A., as Depositary thereunder, each representing one American Depository Share (as defined in the Deposit Agreement).

                  (d) "Affected Products" shall mean (i) Inter-Op(TM) Acetabular shells ("Inter-Op Shells") identified in SOUS's Safety Alert dated December 5, 2000 as identified by lot numbers on Annex I attached hereto, (ii) Natural Knee(R) II Tibial Baseplates ("Tibial Baseplates") identified in SOUS's Special Notification dated May 17, 2001 as identified by lot numbers on Annex I attached hereto, (iii) Inter-Op Shells and Tibial Baseplates that are otherwise identified by lot numbers on Annex I attached hereto and (iv) reprocessed Inter-Op Shells ("Reprocessed Inter-Op Shells") identified by lot numbers on Annex II attached hereto.

                  (e) "Affected Product Recipients" shall mean persons who are citizens or residents of the United States, in whose bodies one or more Affected Products have been or are now implanted in an operation or other surgical procedure, whether or not any such Affected Product has been or may in the future be removed.

                  (f) "Affected Product Related" shall mean arising out of, based upon, relating to, or involving an Affected Product.

                  (g) "Affected Product Revision Surgery" or "APRS" shall mean surgical removal and/or replacement of an Affected Product for reason other than trauma.

                  (h) "Affected Product Revision Surgery Fund" shall have the meaning set forth in Section 2.1(d).

                  (i) "Affected Product Revision Surgery Fund Benefits Claim Form" shall have the meaning set forth in Section 4.2(a).

                  (j) "Blue Form" shall have the meaning set forth in Section 4.1(a).

                  (k) "Business Day" shall mean any day other than Saturday, Sunday or any U.S. federal holiday or any other day that the Trustee is closed.

                  (l) "CCI" shall have the meaning set forth in Section 6.1.

                  (m) "CCI Issue Date" shall have the meaning set forth in Annex V.

                  (n) "CHF" shall denote Swiss francs.

                  (o) "Claim Form" means the Unrevised Affected Product Recipient Fund Benefits Claim Form (or Blue Form), the Affected Products Revision Surgery Fund Benefits Claim Form (or Orange Form), the EIF Benefits Claim Form (or Green Form), the Derivative Benefits Claim Form (or Yellow Form) and the Uninsured Medical Expenses Claim Form (or Red Form) and any additional documentation required thereby.

                  (p) "Claims Administrator" shall mean James McMonagle (subject to the approval of the Court) and/or his agents, or upon the failure of the Court to so approve his appointment, his resignation or removal, any person or persons to be appointed by the Court and/or his or her agents, to administer claims for benefits and to make determinations under this Settlement Agreement and the Trust Documents and give instructions to the Trustee in connection therewith.

                  (q) "Class Action Settlement" or "Settlement" shall have the meaning set forth in the Recitals.

                  (r) "Class Counsel" shall mean those attorneys executing this Settlement Agreement on behalf of the Class Representatives, or such other attorneys as shall be approved by the Court as counsel to the Settlement Class.

                  (s) "Class Members" shall mean members of the Settlement
Class.

                  (t) "Class Representatives" shall mean, with respect to Subclass I, George Yasanchak and Mary Jane Yasanchak (as Derivative Claimant), with respect to Subclass II, Harlan N. Herman, Brenda K. Herman (as Derivative Claimant) and Linda F. Wells, with respect to Subclass III, Robert Reschke and Stephanie Reschke (as Derivative Claimant), with respect to Subclass IV, Patricia Schaffer and Larry Schaffer (as Derivative Claimant) and Lee Boyd Montgomery, Jr., with respect to Subclass V, Patricia Van Dillen and John M. Van Dillen (as Derivative Claimant), or different persons as shall be designated by the Court as the representatives of the Settlement Class, in the action in Federal District Court captioned In Re Sulzer Hip Prosthesis and Knee Prosthesis Liability Litigation (MDL Docket No. 01-CV-9000, MDL No. 1401).

                  (u) "Code" means the Internal Revenue Code of 1986, as amended, or any successor statute.

                  (v) "Common Benefit Attorneys" shall mean those attorneys who contributed to the creation of the Settlement Trust through work devoted to this "common benefit" of Class Members, including any attorney who reasonably believes that he or she actually conferred benefits upon the Class Members as a whole through state court litigation, subject to determination by the Court.

                  (w) "Court" and/or "Trial Court" and/or "Federal District Court" means the United States District Court for the Northern District of Ohio, Eastern Division.

                  (x) "Covered Revision Surgery" or "CRS" shall mean an Affected Product Revision Surgery, Non-Affected Product Revision Surgery and Additional Non-Affected Product Revision Surgery.

                  (y) "Derivative Benefits Claim Form" shall have the meaning set forth in Section 4.4(a).

                  (z) "Derivative Claimant" shall mean any person asserting the right to sue Sulzer and/or Sulzer AG independently or derivatively, by reason of their personal relationship with an Affected Product Recipient as a spouse or "significant other".

                  (aa) "Disposition Notice" shall have the meaning set forth in
Section 2.3(c).

                  (bb) "EIF Benefits Claim Form" shall have the meaning set forth in Section 4.3(a).

                  (cc) "Election Notice" shall have the meaning set forth in
Section 2.3(c).

                  (dd) "Escrow Agreement" shall have the meaning set forth in
Section 2.5(b).

                  (ee) "Extraordinary Injury Fund" shall have the meaning set forth in Section 2.1(d).

                  (ff) "Extraordinary Injury Fund Benefits" or "EIF Benefits" shall have the meaning set forth in Section 3.7(a).

                  (gg) "Fairness Hearing" means the hearing conducted by the Court to determine the fairness, adequacy and reasonableness of this Settlement Agreement under Fed. R. Civ. P. 23(e).

                  (hh) "Fairness Hearing Date" means the date on which the Fairness Hearing takes place.

                  (ii) "Final Determination" shall have the meaning set forth in
Section 4.6(e).

                  (jj) "Final Judicial Approval" refers to the approval of the Settlement Agreement by the Federal District Court and such approval becoming final by the exhaustion of all appeals, including petitions certiorari to the United States Supreme Court. Final Judicial Approval shall be deemed not to have been obtained in the event that Trial Court Approval is denied, and the period for appealing such denial has expired without any such appeal having been taken.

                  (kk) "Final Judicial Approval Date" shall mean the date on which Final Judicial Approval occurs.

                  (ll) "Financing Amount" shall have the meaning set forth in
Section 2.5(a).

                  (mm) "Financing" means those certain financing arrangements negotiated by Sulzer in order to satisfy its funding obligations under Section 2.5(a) hereof.

                  (nn) "Funding Date" shall have the meaning set forth in
Section 2.5(a).

                  (oo) "Funds" means, collectively, the Medical Research and Monitoring Fund, Unrevised Affected Product Recipient Fund, Professional Services Fund, Subrogation and Uninsured Expenses Sub-Fund, Plaintiffs' Counsel Sub-Fund, Affected Product Revision Surgery Fund and Extraordinary Injury Fund.

                  (pp) "GPO" shall have the meaning set forth in Section 8.1.

                  (qq) "GPO Agreement" shall have the meaning set forth in
Section 8.3.

                  (rr) "Green Form" shall have the meaning set forth in Section 4.3(a).

                  (ss) "Hip APRS" means surgical replacement of an Inter-Op Shell that is an Affected Product for reason other than trauma.

                  (tt) "Hip Beneficiaries" shall mean Affected Product Recipients of Inter-Op Shells and Reprocessed Inter-Op Shells and Derivative Claimants of Affected Product Recipients of Inter-Op Shells and Reprocessed Inter-Op Shells.

                  (uu) "Hip Matrix" shall have the meaning set forth in Annex
IV.

                  (vv) "Indemnification Agreement" shall have the meaning set forth in Section 2.5(c).

                  (ww) "Initial Insurance Policies" shall mean the following insurance policies issued by Winterthur International Insurance Company and Winterthur Swiss Insurance Company: (i) Local Policy GL 003-07-05-00 (4/1/2000 to 3/31/2001), (ii) Master Policy No. 3.307.351 (4/1/2000 to 3/31/2001); (iii)
Excess Policy No. 3.307.352 (4/1/2000 to 3/31/2001); (iv) Excess Policy No.
3.307.353 (4/1/2000 to 3/31/2001); (v) Excess Policy No. 3.167.933 (4/1/2000 to
3/31/2001); (vi) Excess Policy No. 3.167.934 (4/1/2000 to 3/31/2001); and (vii)
Excess Policy No. 3.312.133 (4/1/2000 to 3/31/2001).

                  (xx) "Initial Insurance Proceeds" shall mean the insurance proceeds payable for the benefit of SOUS, SML, or any SML subsidiary and affiliate (up to applicable policy limits, less the aggregate amount of any claims submitted by Sulzer that are pending as of the Insurance Proceeds Delivery Date) pursuant to the Initial Insurance Policies.

                  (yy) "Insurance Proceeds" shall mean the Initial Insurance Proceeds and the Second Year Insurance Proceeds.

                  (zz) "Insurance Proceeds Delivery Date" shall have the meaning set forth in Section 2.5(c).

                  (aaa) "Knee APRS" means surgical replacement of a Tibial Baseplate that is an Affected Product for reason other than trauma.

                  (bbb) "Knee Beneficiaries" shall mean Affected Product Recipients of Tibial Baseplates and Derivative Claimants of Affected Product Recipients of Tibial Baseplates.

                  (ccc) "Knee Matrix" shall have the meaning set forth in Annex IV.

                  (ddd) "Liens" shall mean, with respect to any asset, any mortgage, lien, pledge, charge, security interest or encumbrance of any kind in respect of such asset.

                  (eee) "Matrices" or "Matrix" shall have the meaning set forth in Section 3.7(a).

                  (fff) "Matrix Levels" shall have the meaning set forth in Annex IV.

                  (ggg) "Medical Research and Monitoring Fund" shall have the meaning set forth in Section 2.1(d).

                  (hhh) "Non-Affected Product Revision Surgery" or "NAPRS" shall mean a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within one-hundred and eighty (180) days of an Affected Product Revision Surgery in respect of a hip or knee that previously underwent an Affected Product Revision Surgery.

                  (iii) "Notice" shall have the meaning set forth in Section 13.2(a).

                  (jjj) "Orange Form" shall have the meaning set forth in
Section 4.2(a).

                  (kkk) "Opt-Out Period" shall mean the period beginning at 5:00 p.m. Cleveland time on April 12, 2002 through 5:00 p.m. Cleveland time on May 14, 2002 or five (5) Business Days after Trial Court Approval, whichever is later, during which Class Members may exercise the Opt-Out Right described in
Section 3.8.

                  (lll) "Opt-Out Right" shall have the meaning set forth in
Section 3.8(a).

                  (mmm) "Parties" shall have the meaning set forth in the preamble.

                  (nnn) "Plaintiffs' Counsel" shall mean any contingent-fee attorney who represents one or more individual Class Members pursuant to a written agreement.

                  (ooo) "Plaintiffs' Counsel Sub-Fund" shall have the meaning set forth in Section 2.1.(d).

                  (ppp) "Preliminary Determination" shall have the meaning set forth in Section 4.6(c).

                  (qqq) "Professional Services Fund" shall have the meaning set forth in Section 2.1(d).

                  (rrr) "Proposed Disposition" shall have the meaning set forth in Section 2.3(c).

                  (sss) "Red Form" shall have the meaning set forth in Section 4.5(a).

                  (ttt) "Released Parties" shall mean:

                           (i) SOUS and each of its affiliates, including SML
and each of SML's other past, present and future parent companies and direct or indirect subsidiaries, together with each of their respective past, present and future directors, officers, employees, affiliates, insurers, joint venturers and agents, including without limitation, sales agents;

                           (ii) Sulzer AG and all of its past, present and
future parent companies and direct or indirect subsidiaries, its and their respective past, present and future directors, officers, employees, affiliates, insurers and agents;

                           (iii) Winterthur and all of its past, present and
future parent companies and direct or indirect subsidiaries, its and their respective past, present and future directors, officers, employees, affiliates, insurers and agents;

                           (iv) all surgeons who implanted an Affected Product
and affiliated physicians or physician groups; provided, that such surgeons, physicians or physician groups shall only be Released Parties hereunder (x) to the extent that their alleged liability arises from or relates to the recommendation, selection or use of an Affected Product or (y) to the extent that, but for the recommendation, selection or use of an Affected Product by the surgeon, physician or physician group, as opposed to another product, no such liability would exist in either case, notwithstanding the legal theory on which such alleged liability is premised (including, but not limited to, negligence, negligence per se, res ipsa loquitor, intentional or negligent misrepresentation, intentional tort, fraud, deceit, civil conspiracy, violation of state or federal statutes or codes, consumer fraud and deceptive trade practices, failure to disclose or warn, any product liability theories, any breach of warranty theories, agency, alter ego, joint venture, partnership, joint enterprise, medical malpractice, or any combination thereof) and notwithstanding the conduct alleged to give rise to such liability (including, but not limited to, failure to disclose information about a financial relationship with a company or business organization, failure to acquire a patient's informed consent due to the failure to disclose information about the condition of or defect in an Affected Product or a financial relationship with a company or business organization, participation in the design, testing, promotion, marketing or post-market investigation of an Inter-Op Shell or a Tibial Baseplate, or any other conduct that, in the absence of the recommendation, selection or use of an Affected Product by the surgeon, physician or physician group in the particular instance in question, would not give rise to liability); provided, further, that the foregoing shall not preclude claims based on such surgeons', physicians' or physician groups' independent negligence in the performance of the surgery which is the subject of the claim and such claim is not based on the recommendation, selection or use of an Affected Product (Examples of such claims for "independent negligence" for which a surgeon is not released may include, but not be limited to, the following: (1) leaving a foreign object in the patient during surgery; (2) failure to adequately suture the surgical wound; or (3) inadequate monitoring or treatment in the post-operative period. Further, as it relates to an Affected Product Recipient's ability to pursue such claims against a surgeon, physician or physician group for independent acts of negligence not based on the recommendation, selection or use of an affected product, this provision is not meant to preclude such a claimant from pursuing exemplary or punitive damages for such independent acts of negligence to the extent allowed by applicable state law, but simply recognizes the possibility, however remote, under state law that negligent conduct may rise to the level of recklessness, willfulness or other indicia of intent or state of mind to support the imposition of exemplary or punitive damages); and

                           (v) organized medical specialty organizations, raw
material or other suppliers of Sulzer of materials, machines or equipment used in the manufacture of the Affected Products, distributors of the Affected Products, and any other person or entity involved in the design, manufacture, distribution, implant or explant of an Affected Product and all insurers of the foregoing.

                  (uuu) "Representative Claimant" shall mean an estate, administrator or other legal representative, trust or "special needs trust" of an Affected Product Recipient or Derivative Claimant. For the purpose of clarity, the parties acknowledge that Representative Claimants are entitled to any and all rights and benefits under this Settlement Agreement that the represented Affected Product Recipients and/or Derivative Claimant would have received hereunder regardless of any state law to the contrary.

                  (vvv) "Second Year Insurance Policies" shall mean the following insurance policies issued by Winterthur International America Insurance Company and XL Winterthur International Insurance Switzerland: (i) Local Policy No. 003-07-05-01 (4/1/01 - 3/31/02), (ii) Master Policy No.
3.307.351 (4/1/2001 - 3/31/2002), (iii) First Excess Policy No. 3.307.352
(4/1/2001 - 3/31/2002), (iv) Second Excess Policy No. 3.307.353 (4/1/2001 -
3/31/2002), (v) Third Excess Policy No. CH00001112LI01A (4/1/2001 - 5/31/2001),
and (vi) Fourth Excess Policy No. CH00001114LI01A (4/1/2001 - 5/31/2001).

                  (www) "Second Year Insurance Proceeds" shall mean the insurance proceeds payable for the benefit of SOUS, SML, or any SML subsidiary and affiliate pursuant to Second Year Insurance Policies in the amount of $40.0 million.

                  (xxx) "Securities Act" shall have the meaning set forth in
Section 2.3(d).

                  (yyy) "Settlement Agreement" shall have the meaning set forth in the Preamble.

                  (zzz) "Settled Claims" shall mean any and all claims, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future by any or all members of the Settlement Class arising out of or relating to the Affected Products or their implantation. These "Settled Claims" include, without limitation and by way of example, all claims for damages or remedies of whatever kind or character, known or unknown, that are now recognized by law or that may be created or recognized in the future by statute, regulation, judicial decision, or in any other manner, for:

                           (i) personal injury and/or bodily injury, damage,
death, fear of disease or injury, mental or physical pain or suffering, emotional or mental harm, or loss of enjoyment of life;

                           (ii) loss of wages, income, earnings, and earning
capacity, medical expenses, doctor, hospital, nursing, and drug bills;

                           (iii) loss of support, services, consortium,
companionship, society or affection, or damage to familial relations, by spouses, parents, children, other relatives or "significant others" of Class Members;

                           (iv) wrongful death and survival actions;

                           (v) medical screening and monitoring, injunctive and
declaratory relief;

                           (vi) consumer fraud, refunds, unfair business
practices, deceptive trade practices, Unfair and Deceptive Acts and Practices ("UDAP"), unjust enrichment, disgorgement and other similar claims whether arising under statute, regulation, or judicial decision;

                           (vii) compensatory damages, punitive, exemplary,
statutory and other multiple damages or penalties of any kind including, without limitation, economic or business losses or disgorgement of profits arising out of personal injury; and

                           (viii) pre-judgment or post-judgment interest.

                  (aaaa) "Settlement Class" shall mean all Affected Product Recipients who are citizens or residents of the United States, including their associated Derivative Claimants and Representative Claimants. The Settlement Class specifically includes persons who have or may have claims with respect to injuries not yet manifested. The Settlement Class shall expressly exclude any person or entity that entered into a settlement with Sulzer (which included a release) related to claims arising out of the implantation of an Affected Product.

                  (bbbb) "Settlement Shares" shall have the meaning set forth in
Section 2.3(a).

                  (cccc) "Settlement Trust Brokerage Account" shall have the meaning set forth in Section 2.3(a).

                  (dddd) "Shares" means the shares, currently CHF 30 nominal value, of Sulzer Medica AG.

                  (eeee) "SML" shall have the meaning set forth in the Preamble.

                  (ffff) "SOUS" shall have the meaning set forth in the Preamble.

                  (gggg) "Special State Counsel Committee" means the Special State Counsel Committee established by the Court pursuant to an order dated as of October 22, 2001.

                  (hhhh) "Subclass I" shall mean all Class Members who have an unsatisfied claim with respect to an Inter-Op Shell arising out of (i) Hip APRS performed prior to the date that is the earlier of the Final Judicial Approval Date and (x) June 5, 2003 with respect to an Inter-Op Shell (other than a Reprocessed Inter-Op Shell) or (y) September 8, 2004 with respect to a Reprocessed Inter-Op Shell and/or (ii) facts that exist prior to the date that is the earlier of the Final Judicial Approval Date and x) June 5, 2003 with respect to an Inter-Op Shell (other than a Reprocessed Inter-Op Shell) or (y) September 8, 2004 with respect to a Reprocessed Inter-Op Shell, that may be a basis for such Class Member to receive benefits under the Extraordinary Injury Fund.

                  (iiii) "Subclass II" shall mean all Class Members who have an unsatisfied claim with respect to an Inter-Op Shell (other than a Reprocessed Inter-Op Shell) arising out of (i) implantation of an Inter-Op Shell (other than a Reprocessed Inter-Op Shell), (ii) Hip APRS performed on or after the Final Judicial Approval Date but prior to June 5, 2003 and/or (iii) facts that exist on or after the Final Judicial Approval Date but prior to June 5, 2003 that may be a basis for such Class Member to receive benefits under the Extraordinary Injury Fund.

                  (jjjj) "Subclass III" shall mean all Class Members who have an unsatisfied claim with respect to a Tibial Baseplate arising out of (i) Knee APRS performed prior to the date that is the earlier of the Final Judicial Approval Date and November 17, 2003 and/or (ii) facts that exist prior to the date that is the earlier of the Final Judicial Approval Date and November 17, 2003 that may be a basis for such Class Member to receive benefits under the Extraordinary Injury Fund.

                  (kkkk) "Subclass IV" shall mean all Class Members who have an unsatisfied claim with respect to a Tibial Baseplate arising out of (i) implantation of a Tibial Baseplate, (ii) Knee APRS performed on or after the Final Judicial Approval Date but prior to November 17, 2003 and/or (iii) facts that exist on or after the Final Judicial Approval Date but prior to November 17, 2003 that may be a basis for such Class Member to receive benefits under the Extraordinary Injury Fund.

                  (llll) "Subclass V" shall mean all Class Members who have an unsatisfied claim with respect to a Reprocessed

Inter-Op Shell arising out of (i) implantation of a Reprocessed Inter-Op Shell,
(ii) Hip APRS performed on or after the Final Judicial Approval Date but prior to September 8, 2004 and/or (iii) facts that exist on or after the Final Judicial Approval Date but prior to September 8, 2004 that may be the basis for such Class Member to receive benefits under the Extraordinary Injury Fund.

                  (mmmm) "Subrogation and Uninsured Expenses Sub-Fund" shall have the meaning set forth in Section 2.1(d).

                  (nnnn) "Sulzer" shall have the meaning set forth in the Preamble.

                  (oooo) "Sulzer AG" shall have the meaning set forth in the Preamble.

                  (pppp) "Sulzer Settlement Claim Number" shall have the meaning set forth in Section 4.6(b).

                  (qqqq) "Sulzer Settlement Trust" shall mean a trust established to receive funds to be paid by Sulzer, Sulzer AG and Winterthur as provided in this Settlement Agreement and the Indemnification Agreement, pursuant to the Trust Agreement.

                  (rrrr) "Third-Party Payor" means any insurer or other party that makes payments on behalf of Class Members for medical expenses and would have a subrogated claim with respect to payment of such expenses or provides goods and services to a Class Member and who has a subrogation right or lien with respect to the cost of such goods and services.

                  (ssss) "Third Party Purchaser" shall have the meaning set forth in Section 2.3(c).

                  (tttt) "Trial Court Approval" shall mean the granting, by order entered on the docket thereof, of the approval of the Settlement Agreement by the Federal District Court.

                  (uuuu) "Trial Court Approval Date" shall mean the date upon which Trial Court Approval occurs.

                  (vvvv) "Trust Documents" shall mean the Trust Agreement and the Security Agreement.

                  (wwww) "Trustee" shall mean that person or entity approved by the Court as Trustee of the Sulzer Settlement Trust in accordance with the Trust Agreement, and any successor Trustee and will serve subject to the jurisdiction and supervision of the Court.

                  (xxxx) "Trust Agreement" shall mean the Settlement Trust Agreement substantially in the form to be agreed to by the Parties and the Trustee, which shall be approved by the Court.

                  (yyyy) "Uninsured Affected Product Recipient" shall mean an Affected Product Recipient who, at the time of an Affected Product Revision Surgery, has no private, state or federal or other health care insurance coverage for any medical care. For purpose of clarity, an Affected Product Recipient who has health care insurance coverage at the time of the Affected Product Revision Surgery but whose provider is contesting, denying or has otherwise not paid medical expenses relating to an Affected Product Revision Surgery is not considered an Uninsured Affected Product Recipient for any purposes under this Agreement.

                  (zzzz) "Uninsured Medical Expenses Claim Form" shall have the meaning set forth in Section 4.5(a).

                  (aaaaa) "Unrevised Affected Product Recipient Fund Benefits Claim Form" shall have the meaning set forth in Section 4.1(a).

                  (bbbbb) "Unrevised Affected Product Recipient Fund" shall have the meaning set forth in Section 2.1(d).

                  (ccccc) "Winterthur" means Winterthur Swiss Insurance Company, a limited company organized under the laws of Switzerland, and its successor-in-interest XL Winterthur International Insurance Switzerland, its insurance subsidiaries, together with their respective subsidiaries and affiliated companies.

                  (ddddd) "Yellow Form" shall have the meaning set forth in
Section 4.4(a).

                  ARTICLE 2. SULZER SETTLEMENT TRUST AND FUNDS

         Section 2.1 ESTABLISHMENT OF SULZER SETTLEMENT TRUST

                  (a) The Sulzer Settlement Trust has been established to receive amounts to be paid by Sulzer, Sulzer AG and Winterthur, as applicable, and to receive and dispose of the CCI and the Settlement Shares for the benefit of Class Members pursuant to the terms of this Settlement Agreement and the Trust Agreement.

                  (b) On or after May 20, 2002, there shall be a single corporate Trustee of the Sulzer Settlement Trust, which shall succeed the interim Trustee. Such Trustee shall be a bank organized and doing business under the laws of the United States of America, any State thereof or the District of Columbia, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $100,000,000, subject to supervision and examination by federal or state authority and shall be appointed by Sulzer (with the consent of Class Counsel and the Special State Counsel Committee, such consent not to be unreasonably withheld), subject to the approval of the Court. The Trustee may serve as the paying agent responsible for distribution of payments at the direction of the Claims Administrator, as specified in Article 3 herein.

                  (c) None of Sulzer, Sulzer AG or Winterthur shall have any right to any of the funds previously deposited into or property previously transferred to, nor to any of the funds subsequently deposited into or property transferred to, the Sulzer Settlement Trust, on or after the date that such applicable amount is funded in accordance with Section 2.5 hereof. Upon satisfaction in full of all obligations hereunder, any remaining funds and property shall be distributed in accordance with Section 15.6 hereunder.

                  (d) Subject to the conditions set forth in this Settlement Agreement, amounts paid in accordance with Section 2.5 shall be allocated as set forth in Section 2.2(a) (the "Medical Research and Monitoring Fund"), Section 2.2(b) (the "Unrevised Affected Product Recipient Fund"), Section 2.2(c) (the "Affected Product Revision Surgery Fund"), Section 2.2(d) (the "Extraordinary Injury Fund"), Section 2.2(e) (the "Professional Services Fund"), Section 2.2(e)(i) (the "Subrogation and Uninsured Expenses Sub-Fund") and Section 2.2(e)(ii) (the "Plaintiffs' Counsel Sub-Fund").

         Section 2.2 ESTABLISHMENT OF PATIENT BENEFIT FUNDS

                  (a) Medical Research and Monitoring Fund. The Sulzer Settlement Trust shall allocate $1.0 million to the Medical Research and Monitoring Fund, subject to Section 2.5(c).

                  (b) Unrevised Affected Product Recipient Fund. The Sulzer Settlement Trust shall initially allocate $28.0 million to the Unrevised Affected Product Recipient Fund.

                  (c) Affected Product Revision Surgery Fund. The Sulzer Settlement Trust shall initially allocate $622.5 million to the Affected Product Revision Surgery Fund.

                  (d) Extraordinary Fund. The Sulzer Settlement Trust shall allocate a minimum of $100.0 million to the Extraordinary Injury Fund.

                  (e) Professional Services Fund. The Sulzer Settlement Trust shall initially allocate $244.0 million to the Professional Services Fund, (i) $60.0 million of which shall be allocated out of the Initial Insurance Proceeds to the Subrogation and Uninsured Expenses Sub-Fund and (ii) $184.0 million of which shall be allocated to the Plaintiffs' Counsel Sub-Fund.

                  (f) Re-Allocation. The Claims Administrator, with a recommendation from Class Counsel, together with the Special State Counsel Committee, may re-allocate the balance left in any of the various Funds under this Section 2.2 after payment of benefits to Class Members and/or associated professionals, as necessary to provide benefits to Class Members, with approval from the Court.

         Section 2.3 SULZER SETTLEMENT TRUST BROKERAGE ACCOUNT

                  (a) Sulzer AG shall cause 480,349 Shares (the "Settlement Shares") to be transferred to a brokerage account established by the Trustee on behalf of the Sulzer Settlement Trust (the "Settlement Trust Brokerage Account") in accordance with Section 2.5(b) below and the Escrow Agreement.

                  (b) Upon transfer to the Settlement Trust Brokerage Account, each certificate evidencing Settlement Shares shall be stamped or otherwise imprinted (or, in the event the

Settlement Shares shall then be uncertificated "book-entry" shares, the appropriate "stop-transfer" instructions and legend shall be provided to the transfer agent) with any legend that may be required under applicable United States, state or foreign securities laws, if any, as well as the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO RESTRICTIONS ON TRANSFER SET FORTH IN THE CLASS ACTION SETTLEMENT AGREEMENT DATED AS OF MARCH 13, 2002, A COPY OF WHICH MAY BE OBTAINED FROM THE COMPANY AT ITS PRINCIPAL OFFICES.

Upon transfer to a Third Party Purchaser (as defined below) or in any other permitted sale in accordance with Section 2.3(c), the legend or "stop-transfer" instructions and legend (as applicable) set forth in Section 2.3(b)(ii) may be removed with respect to Settlement Shares delivered to such Third Party Purchaser or other transferee.

                  (c) In the event that the Trustee proposes to sell (i) more than 10% of the aggregate amount of Settlement Shares originally transferred to the Sulzer Settlement Trust in accordance with Section 2.5(b) and the terms of the Escrow Agreement in open market trades during any fifteen (15) day period or
(ii) Settlement Shares in excess of 25,000 shares during any fifteen (15) day period in block trades, in any one or more related transactions (the "Proposed Disposition"), held in the Settlement Trust Brokerage Account (such Settlement Shares proposed to be transferred being referred to herein as the "Disposition Shares"), to a bona fide third party purchaser (the "Third Party Purchaser"), not less than ten (10) Business Days prior to such Proposed Disposition, the Trustee shall provide SML with written notice of such Proposed Disposition (the "Disposition Notice"). Such Disposition Notice shall include (i) all material terms and conditions of the Proposed Disposition, including the identity of the Third Party Purchaser and (ii) an irrevocable offer to sell the Disposition Shares to SML upon the same terms (including price) and subject to the same conditions as those contemplated in the Proposed Disposition (except that if any of the consideration therefor shall be other than cash, such offer shall be for cash consideration equal to the fair market value of such non-cash consideration). SML shall have the irrevocable right and option, within ten (10) Business Days after receipt of the Disposition Notice, to accept the offer to purchase any or all of the Disposition Shares on its behalf or for the benefit of its existing shareholders by delivering written notice to the Trustee (the "Election Notice"). In the event SML exercises its right to purchase the Disposition Shares, the consummation of such disposition shall take place no later than three (3) Business Days after the receipt by the Trustee of the Election Notice. In the event that SML elects not to purchase any portion of the Disposition Shares or fails to respond to the Disposition Notice, the Trustee shall have ninety (90) days in which to complete the Proposed Disposition of the remaining Disposition Shares to the Third Party Purchaser on terms and conditions not more favorable to the Third Party Purchaser than those contained in the Disposition Notice. If, at the end of such ninety (90) day period, the Trustee has not completed the disposition of any such Disposition Shares, the Trustee shall no longer be permitted to transfer such shares without again complying with the right of first refusal contained in this Section 2.3(c) with respect to such Disposition Shares.

                  (d) In the event that the CCI is converted in whole or in part into ADRs or Shares pursuant to the terms thereof, the Trustee shall deliver such ADRs or Shares to the Settlement Trust Brokerage Account for the purpose of either (i) distribution to Class Members, Common Benefit Attorneys and/or Plaintiffs' Counsel pursuant to Section 3.4 and Article 5 of this Settlement Agreement or (ii) sale to third parties. The CCI, ADRs and/or Shares shall be issued by SOUS or SML, as applicable, in the United States pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act") by virtue of Section 3(a)(10) of the Securities Act. Sulzer shall take, at its sole expense, all action reasonably necessary to comply with the rules and regulations of the Securities and Exchange Commission and interpretations of the staff thereof to exempt the issuance of such instruments pursuant to Section 3(a)(10) of the Securities Act. It is the intent of the Parties that the ADRs or Shares received by third parties or Class Members, Common Benefit Attorneys and/or Plaintiffs' Counsel in the United States shall be freely tradable by such persons upon issuance. Notwithstanding the foregoing, it is the intent of the Parties that Class Members shall receive the cash equivalent of such ADRs or Shares.

                  (e) The Sulzer Settlement Trust shall be the holder of record of all Settlement Shares and ADRs and/or Shares held in the Settlement Trust Brokerage Account until released therefrom and delivered to either (i) a Class Member, Common Benefit Attorneys or Plaintiffs' Counsel in accordance with
Section 3.4. and Article 5 hereof and/or (ii) a third party (in the case of any Settlement Shares, in accordance with Section 2.3(c)) and shall be entitled to all dividends or other distributions in respect of such Settlement Shares, ADRs and/or Shares, as applicable, until so delivered, provided that the Trustee shall vote the Settlement Shares, ADRs and/or Shares, as applicable, at the direction of the recommendation of the board of directors of SML; provided, that such vote is not inconsistent with the terms hereof.

         Section 2.4 SECURITY ARRANGEMENTS

                  (a) The Parties agree that on or prior to the Fairness Hearing Date, the Trust shall enter into such agreements and documents as reasonably necessary to affect the release of all Liens on Sulzer's assets in connection with the security interest previously granted to the Sulzer Settlement Trust, including but not limited to, UCC-3s or other evidence of release of Lien or mortgage, as applicable.

         Section 2.5 FUNDING

                  (a) Sulzer shall deliver to the Sulzer Settlement Trust:

                           (i) on or prior to the date that is the later of (x)
one-hundred and eighty (180) days after the Trial Court Approval Date and (y) sixty (60) days after the Final Judicial Approval Date (such date of delivery being the "Funding Date"), $425.0 million in cash (less any payments made in respect of the Notice and claims administration fees and expenses paid pursuant to Section 2.5(f) below prior to the Funding Date) (the "Financing Amount"); provided, however, that such amount shall be increased by an amount equal to interest calculated at a floating LIBOR rate (such rate shall equal the one-month LIBOR as published in the Wall

Street Journal on the date from which interest is calculated and shall be adjusted at the end of each three-month period during which interest is being calculated pursuant to this clause (i)) on the Financing Amount compounded annually and beginning one-hundred and eighty (180) days after Trial Court Approval Date through the Funding Date (if Sulzer does not pay the Financing Amount into the Sulzer Settlement Trust by the Funding Date and the Settlement Agreement has not been earlier terminated pursuant to Article 10 hereof, Sulzer shall be in default of this Settlement Agreement);

                           (ii) on the CCI Issue Date, the CCI, such instrument
to be payable in accordance with the terms set forth on Annex V; and

                           (iii) on the Insurance Proceeds Delivery Date (as
defined below), an amount in cash equal to the negative difference between the value of the Initial Insurance Proceeds required to be delivered by Winterthur pursuant to the Indemnification Agreement (plus any amounts paid pursuant to Section 3.9(a) prior to the Insurance Proceeds Delivery Date) and $178.5 million.

                  (b) On the 60th day following the Trial Court Approval Date, Sulzer AG shall deliver (i) $50.0 million in cash and (ii) the Settlement Shares to an escrow account pursuant to the terms of the escrow agreement (the "Escrow Agreement") attached hereto as Exhibit A. Unless this Settlement Agreement is earlier terminated, the escrow account shall release such cash and the Settlement Shares to the Sulzer Settlement Trust in accordance with the terms of the Escrow Agreement.

                  (c) Winterthur shall fund, no later than the date that is thirty (30) Business Days after Trial Court Approval (the "Insurance Proceeds Delivery Date"), (i) the aggregate cash proceeds of the Initial Insurance Proceeds to the Affected Product Revision Surgery Fund and (ii) the Second Year Insurance Proceeds (which amount shall be $40.0 million) to an escrow account, in accordance with the terms of the Indemnification and Release Agreement dated as of March 13, 2002 (the "Indemnification Agreement"), by and among Sulzer, Sulzer AG and Winterthur. The Second Year Insurance Proceeds shall be delivered to the Sulzer Settlement Trust on the date that is the earlier of (x) the Funding Date and (y) the date that Class Members representing claims for no less than 800 Affected Product Revision Surgeries have validly elected the GPO in accordance with Article 8 hereof and all of the Initial Insurance Proceeds have been paid out of the Sulzer Settlement Trust. The Insurance Proceeds shall be used for the purposes of (i) paying Class Member benefits pursuant to Section
3.4 and Section 3.5, in accordance with Article 8 or otherwise, (ii) paying Extraordinary Injury Fund Benefits to Class Members pursuant to Section 3.7 hereof, (iii) paying attorneys' fees pursuant to Article 5 hereof with respect to Class Member payments payable under Sections 3.4, 3.5, and 3.7 hereof and expenses pursuant to Section 5.4 hereof and (iv) paying medical expenses to Medicare, other Third-Party Payors and Uninsured Class Members pursuant to
Section 3.9 hereof. Winterthur shall have the right conduct an audit in respect of any Insurance Proceeds paid out of the Sulzer Settlement Trust. In the event that Winterthur does not deliver the Insurance Proceeds in accordance with this
Section 2.5(c) in breach of the Indemnification Agreement, Sulzer and Sulzer AG agree to use commercially reasonable efforts to enforce such Indemnification

Agreement to the extent of Winterthur's obligation thereunder as it relates to Winterthur's delivery of the Insurance Proceeds hereunder.

                  (d) In the event that there are more than 4,000 Affected Products Recipients that have an Affected Product Revision Surgery relating to
(i) an Inter-Op Shell (other than a Reprocessed Inter-Op Product) prior to June 5, 2003 and/or (ii) a Tibial Baseplate prior to November 17, 2003 and who have made a claim in accordance with this Settlement Agreement, the Parties agree that any benefits owed to such Class Member pursuant to Section 3.4(a), Section 3.5(b), Section 3.7 and Section 3.9(a) shall be borne equally by Sulzer and the Sulzer Settlement Trust such that Sulzer shall deliver to the Sulzer Settlement Trust 50% of any such benefit at the time such benefit is paid to a Class Member and the Sulzer Settlement Trust shall provide for the additional 50% with funds payable pursuant to Sections 2.5(a)-(c) above.

                  (e) In the event that there are more than sixty-four (64) Affected Product Recipients that have Affected Product Revision Surgery relating to an Inter-Op Shell that is a Reprocessed Inter-Op Product prior to September 8, 2004 and who have made a claim in accordance with this Settlement Agreement, the Parties agree that any benefits owed to such Class Member pursuant to
Section 3.4(a), Section 3.5(b), Section 3.7 and Section 3.9(a) shall be borne 100% by Sulzer and Sulzer shall deliver to the Sulzer Settlement Trust 100% of any such benefit at the time such benefit is paid to a Class Member.

                  (f) Sulzer agrees periodically upon invoice to pay reasonable fees and expenses related to the Notice (including, but not limited to fees and expenses relating to preliminary notification) and administration of claims incurred as of the date hereof and from and following the date hereof until the earlier of the termination of this Agreement in accordance with Article 10 and the Funding Date; provided, that such amount shall not exceed $4.5 million in the aggregate, without the prior written consent of Sulzer.

                  (g) In the event Sulzer is able to obtain insurance to cover the cost of additional benefits owed to Class Members pursuant to Section 2.5(d) and (e) above, Sulzer will negotiate in good faith with the Sulzer Settlement Trust, if requested, to include coverage of obligations of the Sulzer Settlement Trust pursuant to Section 2.5(d) and to allocate premiums as applicable.

         Section 2.6 OTHER PROVISIONS

                  (a) The Parties agree that the Sulzer Settlement Trust is being established to resolve or satisfy one or more contested or uncontested claims that have resulted or may result from an event (or related series of events) that has occurred and has given rise to claims asserting liability arising out of a tort. The Sulzer Settlement Trust shall be structured and managed to qualify as a Qualified Settlement Fund under Section 468B of the Code and related Treasury Regulations and will contain customary provisions for such trusts including obligations of the Sulzer Settlement Trust to provide such information to Sulzer as Sulzer shall reasonably request for financial, legal, regulatory and tax purposes.

                  (b) The Parties agree that all of the amounts being paid to or on behalf of Class Members or Derivative Claimants pursuant to the terms of this Settlement Agreement are being paid as damages (other than punitive damages) on account of alleged personal physical injuries or alleged physical sickness of the members of the Settlement Class, including physical injuries or physical sickness resulting from alleged emotional harm, as described in Section 104(a)(2) of the Code. The Parties further agree that the claims set forth in the definition of Settled Claims in Article 1 have their origin in such alleged physical personal injuries or physical sickness.

                  (c) Neither Sulzer nor Sulzer AG shall have any financial obligations under this Settlement Agreement other than the payment obligations explicitly set forth in this Settlement Agreement. Neither Sulzer nor Sulzer AG or any of the other Released Parties shall have any responsibility for the management of the Sulzer Settlement Trust or any liability to any Class Member arising from the handling of claims by the Trustee and/or Claims Administrator.

                  (d) All cash and property transferred into the Sulzer Settlement Trust shall be the sole property of the Sulzer Settlement Trust, and the Trustee shall withhold and pay over such taxes as may be required and shall fulfill all tax filing obligations, including applicable reporting obligations with respect to all distributions and payments pursuant to the terms of this Settlement Agreement. The Sulzer Settlement Trust shall be responsible for all fees, taxes and other costs of administration of the Funds, including, without limitation, taxes on any income or gain earned on such Funds.

                   ARTICLE 3. CLASS MEMBER RIGHTS AND BENEFITS

         Section 3.1 MEDICAL RESEARCH AND MONITORING

                  (a) The Medical Research and Monitoring Fund shall be used to finance medical research relating to reconstructive orthopedic implants, specifically hip and knee implants, for the benefit of Class Members as set forth on the proposal attached hereto as Annex III. The proposal shall provide that the Sulzer Settlement Trust establish and maintain a "registry" of Class Members for the purpose of collection of information and data in order to monitor the medical condition of such Class Members.

         Section 3.2 [RESERVED]

         Section 3.3 BENEFITS PAYABLE TO CLASS MEMBERS OUT OF THE UNREVISED AFFECTED PRODUCT RECIPIENT FUND

                  (a) Class Members (other than Subclass V) who have not undergone Affected Product Revision Surgery on or before the Final Judicial Approval Date shall be entitled to receive an aggregate cash payment of $1,000, payable in cash by the date that is the later of the 45th day following the Funding Date and the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted).

                  (b) Cash amounts paid to Class Members pursuant to Section 3.3(a) above shall be paid out of the Unrevised Affected Product Recipient Fund.

         Section 3.4 BENEFIT PAYMENTS TO CLASS MEMBERS OUT OF THE AFFECTED PRODUCT REVISION SURGERY FUND

                  (a) Class Members who have undergone or who undergo Affected Product Revision Surgery within the time periods set forth in Sections 3.4(b) and (c) below shall be entitled to receive an aggregate payment value of $160,000 for each such Affected Product for which such Class Member undergoes Affected Product Revision Surgery payable in accordance with Section 3.4(b) and
(c) below. As an additional benefit to Class Members, the Sulzer Settlement Trust will pay a portion of a Class Member's attorney fee out of the Plaintiffs' Counsel Sub-Fund. This payment will be 23% of the product reached by multiplying the stated benefit by 1.25. In the event that the contingent fee contract provides for a rate that is less than 23%, the applicable attorney fee payment under this Section 3.4(a) will be calculated using the lower rate.

                  (b) Payments made pursuant to Section 3.4(a) with respect to Affected Product Revision Surgeries (i) undergone by Class Members in respect of Inter-Op Shells (other than Reprocessed Inter-Op Shells) prior to the Final Judicial Approval Date and prior to June 5, 2003, (ii) undergone by Class Members in respect of Tibial Baseplates prior to Final Judicial Approval Date and prior to November 17, 2003, and (iii) undergone by Class Members in respect of Reprocessed Inter-Op Shells prior to the Final Judicial Approval Date and prior to September 8, 2004, shall be made as follows: (x) at least 55% shall be payable in cash (less any amounts paid to such Class Member pursuant to Article 8, if applicable) by the date that is the later of the 45th day following the Funding Date and the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted) and (y) at least 45% shall be payable in either cash or ADRs or Shares (valued as set forth in Article 6), or a combination of both, no later than the date that is the later of 20 months from the CCI Issue Date and the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted). It is the intent of the Parties that Class Members shall receive the cash equivalent of such ADRs or Shares.

                  (c) Subject to Section 3.6(a), payments made pursuant to
Section 3.4(a) with respect to Affected Product Revisions Surgeries (i) undergone by Class Members in respect of Inter-Op Shells (other than Reprocessed Inter-Op Shells) on or after the Final Judicial Approval Date (if such date is prior to June 5, 2003) and prior to June 5, 2003, (ii) undergone by Class Members in respect of Tibial Baseplates on or after the Final Judicial Approval Date (if such date is prior to November 17, 2003) and prior to November 17, 2003 and (iii) undergone by Class Members in respect of Reprocessed Inter-Op Shells on or after the Final Judicial Approval Date (if such date is prior to September 8, 2004) and prior to September 8, 2004, shall be made as follows: (x) approximately 55% shall be payable in cash by the date that is the later of the 45th day following the date of such Affected Product Revision Surgery and the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted) and (y) approximately 45% shall be payable in either cash or ADRs or Shares (valued as set forth in Article 6), or a combination of both, no later than the date that is the later of 20 months from the CCI Issue Date and the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted). It is the intent of the Parties that Class Members shall receive the cash equivalent of such ADRs or Shares.

                  (d) Cash amounts paid to Class Members pursuant to Section 3.4(b) or Section 3.4(c) above shall be paid out of the Affected Product Revision Surgery Fund. ADRs or Shares distributed to Class Members pursuant to
Section 3.4(b) or Section 3.4(c), if applicable, shall be satisfied out of the Settlement Trust Brokerage Account. It is the intent of the Parties that Class Members shall receive the cash equivalent of such ADRs or Shares.

         Section 3.5 DERIVATIVE CLAIMANT PAYMENTS

                  (a) The Derivative Claimants of a Class Member that is entitled to payment pursuant to Section 3.3(a) shall be entitled to receive a cash payment of $250 to be paid no later than the date the payment is made to such Class Member pursuant to Section 3.3(a). Such payments shall be payable out of the Unrevised Affected Product Recipient Fund.

                  (b) Subject to Section 3.6(b), the Derivative Claimants of a Class Member that is entitled to payment pursuant to Section 3.4(a) shall be entitled to receive a cash payment of $1,600 to be paid no later than the date the payment is made to such Class Member pursuant to Section 3.4(b) or Section 3.4(c), as applicable. Such payments shall be payable out of the Affected Product Revision Surgery Fund. As an additional benefit to Class Members, the Sulzer Settlement Trust will pay a portion of a Class Member's attorney fee out of the Plaintiffs' Counsel Sub-Fund. This payment will be 23% of the product reached by multiplying the stated benefit by 1.25. In the event that the contingent fee contract provides for a rate that is less than 23%, the applicable attorney fee payment under this Section 3.5(b) will be calculated using the lower rate.

                  (c) Derivative Claimants may also be eligible to receive additional benefits pursuant to Section 3.7, as provided for in Annex IV hereof, in an amount equal to 1% of the benefit payable to the associated Affected Product Recipient. As an additional benefit to Class Members, the Sulzer Settlement Trust will pay a portion of a Class Member's attorney fee out of the Plaintiffs' Counsel Sub-Fund. This payment will be 23% of the product reached by multiplying the stated benefit by 1.25. In the event that the contingent fee contract provides for a rate that is less than 23%, the applicable attorney fee payment under this Section 3.5(c) will be calculated using the lower rate.

         Section 3.6 OFFSETS

                  (a) If a Class Member has not had an Affected Product Revision Surgery as of the date of Final Judicial Approval and receives benefits under
Section 3.3(a) above and subsequently has an Affected Product Revision Surgery within the time period set forth in Section 3.4(c), such Class Member shall be entitled to the benefits payable pursuant to Section 3.4(a), less all amounts previously paid to the Class Member pursuant to Sections 3.3(a).

                  (b) If a Derivative Claimant receives benefits under Section 3.5(a) and then is entitled to receive additional benefits under Section 3.5(b), such Derivative Claimant shall be entitled to the benefits payable pursuant to
Section 3.5(b), less all amounts previously paid to the Derivative Claimant pursuant to Section 3.5(a).

                  (c) If a Class Member receives benefits pursuant to Section 3.3(a) and also qualifies for benefits pursuant to 3.7, any such EIF Benefits paid to such Class Member shall be less all amounts previously paid to the Class Member pursuant to Section 3.3(a); provided, however, that this Section 3.6(c) shall not apply to Class Members who qualify for benefits pursuant to Section 3.4(c).

                  (d) To the extent that Sulzer has made any advance or other payments to any Class Member prior to the Insurance Proceeds Delivery Date, any amounts owed to such Class member pursuant to Section 3.3, 3.4(a), 3.5, 3.7 and 3.9(a), as applicable, shall be reduced by the amount of such advance or other payment; provided, however, that with respect to an Affected Product Recipient who is eligible for benefits pursuant to Section 3.4(a), any such amounts owed to such Class Member shall not be reduced to an amount less than $100,000 pursuant to this Section 3.6(d).

         Section 3.7 COMPENSATION BENEFITS PAYABLE FROM EXTRAORDINARY INJURY
FUND

                  (a) In addition to the benefits set forth in Sections 3.3, 3.4(a), 3.9(a) and Article 8 pursuant to this Settlement Agreement, Class Members may be eligible to receive additional compensation under this Settlement Agreement ("Extraordinary Injury Fund Benefits" or "EIF Benefits") pursuant to the terms of the payment matrices (the "Matrices" or "Matrix") attached hereto as Annex IV. As an additional benefit to Class Members, the Sulzer Settlement Trust will pay a portion of a Class Member's attorney fee out of the Plaintiffs' Counsel Sub-Fund. This payment will be 23% of the product reached by multiplying the stated benefit by

1.25. In the event that the contingent fee contract provides for a rate that is less than 23%, the applicable attorney fee payment under this Section 3.7(a) will be calculated using the lower rate.

                  (b) EIF Benefits payable to Class Members pursuant to Annex IV may be paid in installments, with the first payment not to be less than 50% of the total value of the EIF Benefits due to the Class Member, at the discretion of the Claims Administrator. The Extraordinary Injury Fund Benefits paid to Class Members pursuant to Annex IV hereto shall be paid out of the Extraordinary Injury Fund. To the extent a Class Member qualifies for payment under a certain Matrix Level and then subsequently qualifies for payments under a higher Matrix Level, any payments made pursuant to the higher Matrix Level shall be less the amount allocated under any Matrix Level for which such Class Member previously qualified.

         Section 3.8 OPT-OUT RIGHTS

                  (a) All Class Members (except as provided in Section 3.8(b) below) are eligible to opt out of the Settlement represented by this Settlement Agreement (the "Opt-Out Right"). Each Class Member wishing to exercise an Opt-Out Right must submit a written letter, signed by the Class Member, that includes the following information: (i) his or her name, address and telephone number; (ii) with respect to each Affected Product, the date of implantation;
(iii) with respect to each Affected Product, the implanting surgeon; (iv) with respect to each Affected Product, the lot number and product number, if available; and (v) whether such Class Member is represented by counsel and if so, the name, address and telephone number of his or her lawyer. A copy of the letter must be sent to a post-office box in Cleveland, Ohio established by the Claims Administrator and set forth in the Notice and received no later than 5:00 p.m., Cleveland, Ohio time, on the last day of the Opt-Out Period (which such period ends on the date that is the later of May 14, 2002 and five (5) Business Days after Trial Court Approval). The Claims Administrator and/or its agent shall promptly forward copies of any such letter to liaison Class Counsel and Sulzer and shall file a list of all such Class Members who exercise an Opt-Out Right with the Court.

                  (b) In the event that there is both an Affected Product Recipient or a Representative Claimant and one or more Derivative Claimants, the Affected Product Recipient's or the Representative Claimant's exercise or failure to exercise an Opt-Out Right shall be binding on the associated Derivative Claimant(s).

                  (c) If a Class Member exercises his/her Opt-Out Right pursuant to this Section 3.8, such opt-out shall only be effective upon the termination of the Opt-Out Period.

         Section 3.9 PAYMENTS TO THIRD-PARTY PAYORS AND UNINSURED CLASS MEMBERS

                  (a) The Sulzer Settlement Trust shall pay to the United States on behalf of the Centers for Medicare and Medicaid Services (formerly known as the Health Care Finance Administration) and other Third-Party Payors in respect of subrogation or other claims for medical expenses paid on behalf of Class Members and shall pay reasonable and necessary expenses incurred by Uninsured Affected Product Recipients in respect of each Affected Product

Revision Surgery; provided, however, that any such amount paid by the Sulzer Settlement Trust shall not exceed (i) $15,000 in the aggregate for any and all claims made in respect of a single Affected Product Revision Surgery (unless approved by Sulzer as set forth below) and (ii) $60.0 million, in the aggregate. In the event that all such payments reach $60.0 million in the aggregate, Sulzer agrees to fund to the Sulzer Settlement Trust amounts necessary to pay Third-Party Payors in respect of subrogation or other claims for medical expenses paid by such Third-Party Payors on behalf of Class Members in excess of $15,000 in the aggregate per Affected Product Revision Surgery if such settlement with the Third-Party Payor was approved by Sulzer. In addition, Sulzer agrees to fund to the Sulzer Settlement Trust amounts necessary to pay the reasonable and necessary expenses incurred by Uninsured Affected Product Recipients in respect of an Affected Product Revision Surgery that exceed $15,000 as set forth in clause (i) above, up to a maximum of $2.0 million in the aggregate. The Parties agree that they will negotiate and settle all claims with respect to unpaid medical expenses paid by Third-Party Payors on behalf of Class Members from and after the Insurance Proceeds Delivery Date, and Sulzer shall not be obligated to fund any additional amounts to the Sulzer Settlement Trust as provided in this Section 3.9(a) in the event the amount owed is in connection with a settlement not authorized and directed by Sulzer. The Trustee on behalf of the Sulzer Settlement Trust agrees to honor all agreements that have been entered into or will be entered into after the date of this Agreement by Sulzer with the United States on behalf of the Centers for Medicare and Medicaid Services and/or other Third-Party Payors and to make payments in accordance with any such agreements from and following the Insurance Proceeds Delivery Date. Sulzer and the Sulzer Settlement Trust shall obtain a full and complete release of Settled Claims of the Released Parties, as well as the affected individual Class Member in the case of Third-Party Payor payments, prior to making any payments pursuant to this Section 3.9(a).

                  (b) Payments made pursuant to Section 3.9(a) shall be made out of the Subrogation and Uninsured Expenses Fund and shall be payable in accordance with the terms of the applicable agreement entered into with respect to such Third-Party Payor, Medicare or Uninsured Affected Product Recipient, as applicable.

                  (c) The Sulzer Settlement Trust shall defend and hold Class Members and Plaintiffs' Counsel harmless against any claims by a subrogee directly against such Class Member or Plaintiffs' Counsel for reimbursement of medical expenses of an Affected Product Recipient necessitated by an Affected Product. Notwithstanding the foregoing, in no event shall this provision be construed to require payment to the Class Member with respect to the same claim for which Sulzer shall have already paid the subrogee.

                        ARTICLE 4. CLAIMS ADMINISTRATION.

         Section 4.1 UNREVISED AFFECTED PRODUCT RECIPIENT FUND.

                  (a) Each Class Member claiming benefits under Section 3.3(a) must submit a claim form for payment of benefits out of the Unrevised Affected Product Recipient Fund (a "Unrevised Affected Product Recipient Fund Benefits Claim Form" or "Blue Form"), attached hereto as Exhibit B, on or before the date that is one hundred twenty (120) days after Trial Court Approval.

                  (b) In addition to the Blue Form, the Class Member must provide documentation evidencing the implantation of an Affected Product. A list of such acceptable documentation is included on the Blue Form.

                  (c) If the Class Member also qualifies for compensation under the Matrices provided for in Annex IV hereto, the Class Member may also submit a claim for benefits payable out of the Extraordinary Injury Fund in accordance with Section 4.3.

                  (d) If the Class Member subsequently undergoes an Affected Product Revision Surgery, qualifying the Class Member for benefits under Section 3.4(a), the Class Member may submit an Affected Product Revision Surgery Fund Benefits Claim Form in accordance with Section 4.2 and may also qualify for additional benefits under the Extraordinary Injury Fund.

                  (e) Class Members claiming benefits payable out of the Unrevised Affected Product Recipient Fund pursuant to Section 3.5(a) as Derivative Claimants must comply with Section 4.4 of this Settlement Agreement.

         Section 4.2 AFFECTED PRODUCT REVISION SURGERY FUND.

                  (a) Each Class Member claiming benefits under Section 3.4(a) must submit a claim form for payment of benefits out of the Affected Product Revision Surgery Fund (an "Affected Product Revision Surgery Fund Benefits Claim Form" or "Orange Form"), attached hereto as Exhibit C, on or before the date that is the later of (i) one hundred eighty (180) days after Trial Court Approval and (ii) one hundred eighty (180) days after the applicable Affected Product Revision Surgery. If a Class Member elects the GPO in accordance with
Article 8, the Class Member must complete the designated portion of the Orange Form and submit it to the Claims Administrator in accordance with Section 8.2.

                  (b) In addition to the Orange Form, the Class Member must provide the following documentation: (i) documentation evidencing the implantation of an Affected Product (a list of documentation is included on the Orange Form); (ii) documentation evidencing the removal of an Affected Product (a list of documentation is included on the Orange Form); and (iii) a completed "Physician Declaration," attached hereto as Exhibit D, wherein the physician verifies that the Class Member has undergone an APRS for reasons other than trauma or medical records evidencing the same.

                  (c) If the Class Member develops a condition(s) or sustains a complication(s) compensable in accordance with the Matrices provided for on Annex IV hereto, the Class Member may also submit a Green Form (as defined below).

                  (d) Class Members claiming benefits payable out of the Affected Product Revision Surgery Fund pursuant to Section 3.5(b) as Derivative Claimants must comply with Section 4.4 of this Settlement Agreement.

                  (e) In connection with claims submitted pursuant to this
Section 4.2 for benefits paid in respect of an Affected Product Revision Surgery out of the Affected Product Revision Surgery Fund, the Claims Administrator shall identify whether the Affected Product of the Class Member submitting the applicable Orange Form is a Reprocessed Inter-Op Product. If the Class Member's Affected Product is a Reprocessed Inter-Op Product and such Class Member qualifies for benefits pursuant to Section 3.4(a), Section 3.5(b), Section 3.7 and/or Section 3.9(a), the Claims Administration shall submit an invoice to Sulzer for any such amounts in the event that Sulzer is obligated to fund such amounts in accordance with Section 2.5(e).

         Section 4.3 EXTRAORDINARY INJURY FUND.

                  (a) Each Class Member claiming benefits under Section 3.7 must submit a claim form for payment of benefits out of the Extraordinary Injury Fund (an "EIF Benefits Claim Form" or "Green Form"), attached hereto as Exhibit E, on or before the date that is the later of (i) five hundred and forty-five (545) days from the date of the applicable Covered Revision Surgery, (ii) one hundred eighty (180) days of his/her treating physician's recommendation that he/she undergo an APRS but for a medical condition(s), and (iii) one hundred and eighty
(180) days after Trial Court Approval.

                  (b) The Class Member must submit a Green Form with, or after he/she has already submitted, a completed Blue Form or Orange Form, as applicable.

                  (c) The Class Member must complete the portions of the Green Form relating to the Matrix Level(s) that the Class Member believes entitle him/her to EIF Benefits.

                  (d) In addition to the applicable Green Form, the Class Member must provide the following documentation: (i) medical records evidencing the condition(s) and/or complication(s) that form the basis of the Class Member's claim for EIF Benefits; and (ii) a completed "Physician Declaration," attached hereto as Exhibit D, wherein the physician verifies that the Class Member has sustained the condition(s) and/or complication(s) for which the Class Member is claiming EIF Benefits.

                  (e) A Class Member who has previously submitted a Claim Form in accordance with this Article 4 is entitled to file a Green Form for additional compensation if the Class Member subsequently develops a medical condition(s) and/or complication(s) within the time period set forth in Section 4.3(a) that qualifies the Class Member for EIF Benefits at a higher Matrix Level than the Class Member had previously been compensated. If the Class Member has previously submitted a Green Form, in order to make a claim for subsequent EIF Benefits, the Class Member must submit a new Green Form, indicating therein that it is a supplemental submission. The supplemental Green Form need not be completed in full; rather, the Class Member need only submit changes to information previously provided. Likewise, a physician responsible for completing the "Physician Declaration" should complete only those portions of the Physician Declaration that reflect a change in condition from the condition described in a previously filed Green Form and should sign each such supplemental Physician Declaration. Each such supplemental Green Form and/or Physician Declaration shall be considered a new Claim Form for purposes of Section 4.6. If a supplemental Green Form is submitted while a prior submission is pending but not yet paid, the Claims Administrator shall complete all processing and payment in relation to the Green Form previously submitted before processing any payment of any supplemental Green Form.

                  (f) Class Members claiming benefits payable out of the Extraordinary Injury Fund as Derivative Claimants must comply with Section 4.4 of this Settlement Agreement.

         Section 4.4 DERIVATIVE CLAIMANTS.

                  (a) Each Class Member claiming benefits as a Derivative Claimant must submit a claim form for payment of benefits out of the Unrevised Affected Product Recipient Fund, the Affected Product Revision Surgery Fund and/or the Extraordinary Injury Fund (the "Derivative Benefits Claim Form" or "Yellow Form"), attached hereto as Exhibit F.

                  (b) A completed Yellow Form must be submitted within the time periods prescribed for the Affected Product Recipient's claim for benefits (For example, a Class Member who is an Affected Product Recipient submitting a Blue Form must do so on or before the date that is one hundred twenty (120) days after Trial Court Approval. Such Class Member's Derivative Claimant must submit a Yellow Form within the identical time period.) A Derivative Claimant is only entitled to Settlement benefits if the Affected Product Recipient timely submits (and is ultimately entitled to benefits pursuant to a Blue Form, Orange Form or Green Form.

         Section 4.5 UNINSURED AFFECTED PRODUCT RECIPIENTS.

                  (a) Each Class Member claiming benefits as an Uninsured Affected Product Recipient must submit a claim form for payment of benefits out of the Subrogation and Uninsured Expenses Fund (the "Uninsured Medical Expenses Claim Form" or "Red Form"), attached hereto as Exhibit G, on or before the date that is one hundred eighty (180) days after the date such Class Member receives the medical care for which he or she seeks medical expense reimbursement.

                  (b) In addition to the Red Form, the Class Member must provide documentation evidencing the payment of unreimbursed medical expenses made in connection with the Affected Product Revision Surgery. A list of such acceptable documentation is included on the Red Form.

         Section 4.6 GENERAL CLAIMS ADMINISTRATION.

                  (a) The Claims Administrator shall make benefit determinations based upon the information and documentation provided with a "completed" Claim Form. Claim Forms that fail to provide required information and/or documentation shall not be considered "completed". The Claims Administrator shall have the discretion to set and notify Class Members of deadlines in addition to those deadlines set forth in this Article 4 and shall have the discretion to disallow any claims received after such applicable deadline. If the Class Member submits a Claim Form within the time periods set forth in this
Article 4, such submission will be considered timely notwithstanding deficiencies that may exist in the Claim Form. Failure on the part of the Claims Administrator to meet any of the deadlines set forth herein or subsequently established shall not be deemed to render a claim completed or otherwise entitle a Class Member to benefits hereunder, unless otherwise so ordered by the Court after notice and hearing.

                  (b) No later than the date that is sixty (60) days after the Claims Administrator receives a Claim Form pursuant to this Article 4, the Claims Administrator shall (i) assign a unique identifying number to the claim ("Sulzer Settlement Claim Number") where one has not already been assigned; and
(ii) if necessary, notify the Class Member and/or the applicable Plaintiffs' Counsel regarding the nature of any claim form deficiency. The Class Member and/or the applicable Plaintiffs' Counsel will have seventy-five (75) days from the date of any such notice in which to correct any and all deficiencies with supplemental information and/or documentation. Supplemental materials shall be submitted along with a cover letter specifying the Sulzer Settlement Claim Number. None of Sulzer, the Sulzer Settlement Trust or the Claims Administrator shall be responsible for or in any way accept any liability with respect to deficient Claim Forms.

                  (c) No later than ninety (90) days after the Claims Administrator receives an acceptable Claim Form, the Claims Administrator shall make a preliminary determination as to whether the Class Member is entitled to any benefits, and if so, the amount to which the Class Member is entitled (the "Preliminary Determination").

                  (d) Immediately upon making the determination required by
Section 4.6(c), the Claims Administrator shall notify the Class Member and the Plaintiffs' Counsel for the Class Member, if any, of such determination. Such Class Member and/or the Plaintiffs' Counsel shall have forty-five (45) days from the date of the Preliminary Determination by the Claims Administrator and to provide any additional information documentation supporting his/her position. Any supplemental information and/or documentation shall be submitted along with a cover letter, specifying the Class Member's Sulzer Settlement Claim Number. If the Class Member and/or Plaintiffs' Counsel does not contest the Preliminary Determination in accordance with this Section 4.6(d), such Preliminary Determination shall be deemed to be a Final Determination in accordance with
Section 4.6(e) and such Class Member and/or Plaintiffs' Counsel shall have no further right to contest such Final Determination.

                  (e) No later than ninety (90) days after the receipt of any explanatory or supporting information pursuant to Section 4.6(d), the Claims Administrator shall make a final determination as to whether the Class Member is entitled to benefits, and if so, the amount to which the Class Member is entitled (the "Final Determination").

                  (f) Within thirty (30) days after the date of the Claims Administrator's Final Determination, the applicable Affected Product Recipient may appeal the Final Determination by filing a notice with the Federal District Court and serving a copy on the Claims Administrator.

Such notice shall be written and be no more than ten (10) pages in length. The Claims Administrator shall have thirty (30) days to reply in writing. In the event of such an appeal, Class Counsel together with the Special State Counsel Committee shall appoint a special master (subject to the approval of the Court) to make a determination with respect to such Final Determination.

                  (g) Any determination by the special master, if applicable, made in accordance with Section 4.6(f) above, shall constitute a final and binding determination. If there is no appeal of the Claims Administrator's decision with respect to the Final Determination, the decision of the Claims Administrator shall be final.

                  (h) Any and all materials submitted by a Class Member pursuant to this Article 4 shall be deemed submitted on the date that such material is post-marked. In the absence of a post-mark or if such post-mark is illegible, the date of receipt shall be the date such material is deemed submitted.

                  (i) The Claims Administrator shall use all reasonable efforts to make payments to Class Members as early as possible pursuant to guidelines approved by the Court with input from Class Counsel and the State Special Counsel Committee.

         Section 4.7 INDEMNIFICATION AND LIABILITY OF CLAIMS ADMINISTRATOR.

                  (a) The provisions of this Section 4.7 shall apply to all persons or entities engaged by the Claims Administrator to render services relating to the Settlement. The Claims Administrator may provide contractual indemnity to such persons or entities equivalent to that provided to the Claims Administrator under this Settlement Agreement.

                  (b) The Claims Administrator shall not be liable to the Sulzer Settlement Trust or to any person holding a personal injury claim or to any other person except for said Claims Administrator's own breach of trust committed in bad faith or for willful misconduct. The Claims Administrator shall not be liable for any act or omission of any officer, agent, employee, consultant, or other representative of the Claims Administrator unless the Claims Administrator acts with bad faith or willful misconduct in the selection or retention of such officer, agent, employee, consultant, or other representative.

                  (c) The Sulzer Settlement Trust shall indemnify and defend the Claims Administrator to the fullest extent that a corporation or trust organized under the laws of the state in which the Sulzer Settlement Trust is domiciled is entitled from time to time to indemnify and defend its directors, trustees, employees, agents or advisers against any and all liabilities, expenses, claims, damages, or losses incurred by them in the performance of his duties hereunder.

                  (d) The Claims Administrator who was or is a party, or is threatened to be made a party, to any completed, pending, or threatened action, suit or proceeding of any kind, whether civil, administrative or arbitrative, by reason of any act or omission of such other person associated with the Sulzer Settlement Trust, in any of their capacities with respect to (a) the Settlement Agreement negotiations, (b) the liquidation or resolution of any personal injury claims, or (c) the administration of the Sulzer Settlement Trust or the implementation of the procedures guiding said Sulzer Settlement Trust, shall be indemnified and defended by the Sulzer Settlement Trust against expenses, costs, and fees (including reasonable attorney's fees), judgments, awards, costs, amounts paid in settlement, and liabilities of all kinds incurred by any other person.

                  (e) Reasonable expenses, costs, and fees (including reasonable attorneys fees) incurred by or on behalf of the Claims Administrator in connection with any action, suit, or proceeding, whether civil, administrative, or arbitrative, will be paid by the Sulzer Settlement Trust in advance of the final disposition thereof on receipt of an undertaking by or on behalf of the Claims Administrator to repay such amount unless it shall be determined only that such Claims Administrator is entitled to be indemnified by the Sulzer Settlement Trust.

                  (f) The Claims Administrator has the sole power generally or in specific instances to cause the Sulzer Settlement Trust to indemnify him to the same extent with respect to any Trustee of the Sulzer Settlement Trust.

                  (g) The Claims Administrator may purchase and maintain reasonable amounts and types of insurance on behalf of himself or any other officer, employee, agent, or representative of the Claims Administrator or against liability asserted against or incurred by such individual in that capacity arising from his or her status as a Claims Administrator, officer, employee, agent, or representative.

                  (h) The Claims Administrator may, but shall not be required to, consult with counsel, accountants, appraisers, and other parties deemed by the Claims Administrator to be qualified as an expert on the matters submitted to them (regardless of whether any such party is affiliated with the Claims Administrator in any manner except as otherwise provided in the Settlement Agreement). The opinion of any such party submitted to the Claims Administrator shall be full and complete authorization and protection in respect of any action taken or not taken by the Claims Administrator hereunder in good faith and in accordance with the opinion of such party.

                           ARTICLE 5. ATTORNEYS' FEES

         Section 5.1 Except as noted herein, nothing in this agreement is intended to void or to otherwise alter reasonable contingent fee contracts entered into on or prior to February 2, 2002 for payments due to Class Members under Sections 3.4(a), 3.5(b), 3.5(c) and 3.7. Payments made to Plaintiffs' Counsel for attorney fees pursuant to Sections 3.4(a), 3.5(b) and 3.7 shall be set off against the total contingent fee, and thus the obligation of any such Class Member to his or her Plaintiffs' Counsel will be offset by such amount.

         Section 5.2 The Payment of attorney fees pursuant to Sections 3.4(a), 3.5(b), 3.5(c) and 3.7(a) hereof shall be paid directly to the applicable Plaintiffs' Counsel out of the Plaintiffs' Counsel Sub-Fund. In the event there are any amounts remaining in the Plaintiffs' Counsel

Sub-Fund after all applicable amounts have been paid to Plaintiffs' Counsel, such remaining amount shall be distributed pro rata among all Class Members who received benefits pursuant to Sections 3.4(a), 3.5(b), 3.5(c) and 3.7.

         Section 5.3 In calculating the amount of attorney fees and payments to be made to Affected Product Recipients pursuant to Section 3.4(a), 3.5(b), 3.5(c) and 3.7, Plaintiffs' Counsel shall apply the contingent fee percentage to the product reached by multiplying the stated benefit amount payable pursuant to the applicable Section, by 1.25. Any amounts paid pursuant to this Section 5.3 shall be offset by those amounts, if any, paid pursuant to Section 5.2.

         Section 5.4 Common Benefit Attorneys shall be entitled to reasonable attorney fees up to a maximum of $50.0 million in the aggregate and to reimbursement of reasonable expenses up to a maximum of $7.5 million in the aggregate, to be paid out of the Sulzer Settlement Trust as approved by the Court. The Common Benefit Attorney fee payment shall be made out of the CCI and the Common Benefit Attorney expenses shall be paid out of the Initial Insurance Proceeds. The Court shall make reasonable allowances out of such amounts for the payment of reasonable attorney fees and expenses incurred in connection of the administration of the Sulzer Settlement Trust.

         Section 5.5 In order to receive payment pursuant to Section 5.4, any attorney claiming benefits as a Common Benefit Attorney shall first make an application to the Court. The Court may appoint a special master, and with the input of a committee comprised of an equal number of members from Class Counsel and the Special State Counsel Committee, will review all such applications and make a determination with respect to any such attorney's eligibility to receive payments pursuant to this Section 5.5

         Section 5.6 All amounts allocated out of this Sulzer Settlement Trust to Common Benefit Attorneys pursuant to Section 5.5 shall be paid to liaison Class Counsel who shall distribute such amounts to Common Benefit Attorneys as approved and allocated by the Court pursuant to Section 5.5. The Court shall consider, among other factors, any contingent fee paid to a Common Benefit Attorney pursuant to Section 5.1 and Section 5.2 when making an award of a fee pursuant to Section 5.5

                           ARTICLE 6. ISSUANCE OF CCI

         Section 6.1 In partial satisfaction of Sulzer's funding obligations under this Settlement Agreement pursuant to Section 2.5(a), SOUS shall deliver on the CCI Issue Date a $300,000,000 principal amount convertible callable instrument (the "CCI") of SOUS payable to the Sulzer Settlement Trust. The CCI shall have the terms, covenants and other provisions substantially as set forth on Annex V to this Settlement Agreement.

         Section 6.2 On or prior to the Fairness Hearing Date, the Parties shall complete definitive documentation of the form of the CCI and shall submit such final form to the Court for approval at the Fairness Hearing. The Parties agree to negotiate in good faith the final terms and form of such instrument based on the principal financial terms described on Annex V.

                   ARTICLE 7. GENERAL TERMINATION AND RELEASE

         Section 7.1 The Parties agree that this Settlement Agreement is made in good faith and in accordance with the laws of the jurisdictions in which Affected Products Related lawsuits have been filed. If required by any court or tribunal, Class Counsel agree to cooperate with Sulzer, Sulzer AG and the other Released Parties by providing affidavits and/or testimony concerning the circumstances of the settlement contemplated by this Settlement Agreement and attesting to the fact that it is a good faith settlement.

         Section 7.2 Unless this Settlement Agreement shall have been terminated in accordance with Article 10 hereof after the Court approves this Settlement Agreement as a good faith, fair, adequate and reasonable settlement, the Parties hereby agree that every Settled Claim of each Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) shall be conclusively compromised, settled and released as to Sulzer, Sulzer AG, and each other Released Party. Such releases shall remain effective regardless of changes in the circumstances or condition of Sulzer, Sulzer AG, the other Released Parties or such Class Members, discovery of new or additional facts, or changes in applicable law. In making such releases the Settlement Class expressly acknowledges and waives the provisions of Section 1542 of the Civil Code of the State of California, which provides that "[a] general release does not extend to claims which the creditor does not know or suspect exist in his favor at the time of executing the release, which if known by him must have materially affected his settlement with the debtor," as well as any similar provisions of other states. Consistent with the provisions of Article 10 of this Settlement Agreement, the releases herein shall extinguish any claims for contribution and/or indemnification against Sulzer, Sulzer AG or the other Released Parties.

         Section 7.3 The Parties hereby agree to request that the Court enter an order finding this Settlement Agreement to be a good faith settlement and barring and enjoining, to the extent permitted by applicable law, the commencement and prosecution of any contribution and/or indemnification claim or action by or on behalf of any Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) or entity against Sulzer, Sulzer AG or any other Released Party for reimbursement for payments made or to be made to or on behalf of any such Class Member for Affected Products Related claims, actions or injuries, or for expenses incurred in defending against any such claims, actions or proceedings. The Parties agree that Sulzer, Sulzer AG and the other Released Parties shall be entitled to dismissal with prejudice of any claims against them by or on behalf of any Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) that violate or are inconsistent with this bar.

         Section 7.4 The Parties agree that no Class Member (other than Class Members who properly and timely exercise their Opt-Out Rights) shall recover, directly or indirectly, any sums from Sulzer, Sulzer AG or any other Released Party other than those received under this Settlement Agreement.

         Section 7.5 Each Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) otherwise entitled to receive benefits under this Settlement

Agreement shall be required, as a further condition to receive benefits hereunder, to execute and deliver a separate proof of claim and release with respect to each Affected Product Related claim.

                      ARTICLE 8. GUARANTEED PAYMENT OPTION

         Section 8.1 Class Members in Subclass I and Subclass III who are eligible for benefits pursuant to Section 3.4(a) or 3.5(b) may elect to obtain a portion of the settlement benefits provided for in Sections 3.4(a) or 3.5(b) prior to the payment dates set forth in Section 3.4(b) or 3.5(b), as applicable, through a guaranteed payment option (the "GPO") to be paid in accordance with and subject to the conditions set forth in this Article 8 and the Orange Form.

         Section 8.2 A Class Member may elect the GPO at any time from the date of the Notice until the date that is the later of (a) one-hundred and twenty
(120) days after the Trial Court Approval Date and (b) one-hundred and twenty
(120) days after such Class Member's APRS.

         Section 8.3 If a Class Member elects the GPO, such Class Member must complete and sign the applicable section of the Orange Form (the "GPO Agreement") and return such completed and executed GPO Agreement to the Claims Administrator within the time period set forth in Section 8.2 above. The GPO Agreement shall represent a binding agreement between such Class Member and Sulzer separate and apart from this Settlement Agreement and shall provide for such Class Member to receive the value of the payments provided for in Section 3.4(a), 3.5(b), 3,7 and 3.9(a) of this Settlement Agreement, as applicable, in exchange for the unconditional release of the Released Parties for Settled Claims, in each case on terms and conditions consistent with this Settlement Agreement. Such GPO Agreement shall be effective upon execution and delivery of the GPO Agreement to the Claims Administrator and release contained therein shall be contingent on such Class Member receiving the balance of the benefits provided for in Sections 3.4(a), 3.5(b), 3.7 or 3.9(a), as applicable; provided, in the event that Sulzer defaults in obligation to pay Class Members under their individual GPO Agreements, the release provided by such GPO Agreement shall, nonetheless, be effective with respect to the Settled Claims as to all Released Parties other than Sulzer.

         Section 8.4 Class Members who elect the GPO and execute the GPO Agreement shall receive a minimum of $40,000 of the payments provided in Section 3.4(a) and 3.5(b), as applicable, on the date that is the later of (a) sixty
(60) days after the Insurance Proceeds Delivery Date or (ii) forty-five (45) days after the date the Claims Administrator receives such Class Members' completed Orange Form. Class Members who have suffered complications that qualify for benefits under Section 3.7 who elect the GPO in accordance with this
Article 8 may also be eligible to receive those benefits to be paid in accordance with Annex IV pursuant to the terms of this Settlement Agreement.

         Section 8.5 A Derivative Claimant may not elect the GPO if the Class Member with whom the Derivative Claimant is associated has not elected the GPO. Similarly, a Derivative

Claimant must elect the GPO if the Class Member with whom the Derivative Claimant is associated has elected the GPO.

         Section 8.6 In the event that this Settlement Agreement is terminated in accordance with Article 10 (other than Section 10.1), Class Members electing the GPO will retain contractual rights in accordance with the GPO Agreement to any unpaid benefits owed pursuant to Section 3.4(a), 3.5(b), 3.7 or 3.9(a), as applicable. If the date of such termination is after the Insurance Proceeds Delivery Date, the Sulzer Settlement Trust shall administer payments in the amounts provided for in Section 8.4 and additional amounts owed to such Class Member in accordance with Section 3.4, 3.5, 3.7 or 3.9(a) shall remain the responsibility of Sulzer. However, if Sulzer exercises its option to terminate and withdraw from this Settlement Agreement pursuant to Section 10.1, any such GPO elections become null and void and the GPO Agreement shall not be enforceable.

         Section 8.7 By electing the GPO and entering into a GPO Agreement, a Class Member is knowingly and affirmatively waiving all Opt-Out Rights afforded pursuant to Section 3.8 of this Settlement Agreement. Likewise, no person exercising an Opt-Out Right pursuant to Section 3.8 hereof is eligible to elect the GPO.

         Section 8.8 The GPO shall be funded with the Insurance Proceeds paid in accordance with Section 2.5(c), less amounts allocated to Common Benefit Attorneys for expenses pursuant to Section 5.3 and less amounts allocated to the Subrogation and Uninsured Expenses Fund pursuant to Section 2.2(e). The Sulzer Settlement Trust shall pay to Class Members that validly elect the GPO an initial payment of $40,000.00. In the event that there are amounts remaining after payments have been made to all Class Members that validly elect the GPO, any such amount shall be distributed pro rata among the Class Members that elected the GPO up to the maximum amount of benefits such Class Member may be eligible to receive under Section 3.4(a) and 3.5(b) hereof.

                       ARTICLE 9. CONTINUING JURISDICTION

         Section 9.1 The Court shall retain exclusive and continuing jurisdiction of the Complaint, the Parties, all Class Members (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8), Sulzer, Sulzer AG and the other Released Parties, and over this Settlement Agreement with respect to the performance of the terms and conditions of the Settlement Agreement, to assure that all disbursements are properly made in accordance with the terms of the Settlement Agreement, and to interpret and enforce the terms, conditions and obligations of this Settlement Agreement. Other than provided herein, the Court shall have the power to approve the designation, appointment and removal of auditors, consultants and disbursing agents, the Claims Administrator and it other agents, and the execution of contracts as necessary and appropriate to assure the administration of this Settlement Agreement. Any dispute that arises under this Settlement Agreement shall be submitted to the Court. If any dispute is so submitted, each party concerned shall be entitled to seven (7) days' written notice (or otherwise as the Court may for good cause direct) and the opportunity to submit evidence and to be heard on oral argument as the Court may direct. To the extent that additional or different procedures for dispute resolution are provided, or standards to be applied in connection therewith are devised, under any other provision of this Settlement Agreement, such other provisions shall control.

                             ARTICLE 10. TERMINATION

         Section 10.1 Sulzer shall have the option to terminate and withdraw from this Settlement Agreement, in its sole discretion, at any time prior 5:00 p.m., Cleveland time, on the fifth (5) Business Day after the termination of the Opt Out Period by giving written notice to the Court, Sulzer AG and Class Counsel.

         Section 10.2 In the event that any of the conditions set forth in
Section 13.3 have not been satisfied or waived by either Sulzer or Sulzer AG, as applicable (and such conditions are no longer capable of being satisfied), Sulzer and/or Sulzer AG shall have the right to terminate and withdraw from this Settlement Agreement by written notice to the Court, Class Counsel and Sulzer or Sulzer AG, as applicable.

         Section 10.3 Class Representatives, on behalf of Class Members, shall have the option to terminate and withdraw from this Settlement Agreement in the event that, prior to the Fairness Hearing Date, Class Counsel is unable to obtain an opinion of counsel or other evidence or advice reasonably satisfactory to Class Counsel that the ADRs or Shares, as applicable, issued upon conversion of the CCI in accordance with the terms thereof are freely tradable by non-affiliates of SML upon such issuance. In the event Class Representatives exercise their right to terminate pursuant to this Section 10.3, they shall provide written notice to the Court, Sulzer, and Sulzer AG.

         Section 10.4 In the event that the applicable Party terminates and withdraws from this Settlement Agreement in accordance with Sections 10.1, 10.2 or 10.3 above, no Party shall have any further obligations hereunder.

         Section 10.5 In the event that Sulzer exercises its right to terminate this Settlement Agreement in accordance with this Section 10.1, Sulzer may not assert any defense to claims made by Class Members who have neither exercised an Opt-Out Right in accordance with Section 3.8 nor elected the GPO in accordance with Article 8, based on the failure of such Class Member to timely pursue his or her claim against Sulzer, including any statute of limitations or repose defense, the doctrine of laches or any defense based on any release signed by such Class Member and/or the existence of this Settlement Agreement; provided; that such limitation on defenses that Sulzer may not assert is solely with respect to the time period from August 29, 2001 through the date of termination of the Settlement Agreement. Any amounts recovered by a Class Member as a result of legal action that he or she commences upon termination of this Settlement Agreement shall be reduced by the amount of cash benefits that such Class Member has received hereunder (other than benefits in connection with the Section 3.3) prior to the termination of the Settlement Agreement.

                             ARTICLE 11. [RESERVED]

                             ARTICLE 12. [RESERVED]

                      ARTICLE 13. SETTLEMENT IMPLEMENTATION

         Section 13.1 GENERAL

                  (a) In order to become effective, this Settlement Agreement must receive Final Judicial Approval, as well as necessary Sulzer AG board of directors approval and SML board of directors approval prior to the Fairness Hearing Date and SML shareholder approval for the transactions contemplated hereby.

         Section 13.2 APPROVAL PROCESS PROVISIONS

                  (a) No later than seven (7) days following the date of this Settlement Agreement, the Parties shall file a joint motion requesting preliminary approval of the Settlement Agreement and approval of the forms of notice (the "Notice").

                  (b) Each of Sulzer and Sulzer AG shall retain its right to contest class certification for any purposes other than the approval of this Settlement Agreement.

                  (c) The Parties shall cooperate and assist in all of the filings and proceedings relating to the obtaining Trial Court Approval and in any further filings and proceedings necessary to obtain Final Judicial Approval of the Settlement, and in any related appeals.

                  (d) Upon Final Judicial Approval, the Class Counsel and all Class Members shall cooperate with Sulzer, Sulzer AG and any other Released Party to cause the dismissal, with prejudice and without costs, of any action against Sulzer, Sulzer AG or any Released Party asserting a Settled Claim brought by or on behalf of any Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) entitled to benefits hereunder, including but not limited to class actions, whether or not certified as such, which are pending in any State or federal court. Upon Trial Court Approval, the Class Counsel and all such Class Members shall cooperate with Sulzer, Sulzer AG and any other Released Party to cause further proceedings in all such settled actions to be stayed pending Final Judicial Approval.

         Section 13.3 CONDITIONS

                  (a) Sulzer's and Sulzer AG's obligations under this Settlement Agreement, will be subject to the following conditions:

                           (i) Trial Court Approval of the Settlement, which
approval order or orders shall:

                                    (1) Confirm the certification of the
Settlement Class, under Fed. R. Civ. P. 23(a), 23(b)(2) and 23(b)(3) for Settlement purposes only;

                                    (2) Confirm the appointment of the Class
Representatives as the representatives of the Settlement Class;

                                    (3) Approve this Settlement Agreement in its
entirety pursuant to Fed. R. Civ. P. 23(e) as fair, reasonable, adequate, and non-collusive;

                                    (4) Dismiss with prejudice and without costs
all claims and actions asserting Settled Claims against Sulzer or Sulzer AG pending before the Court (other than claims and actions of a Class Member who exercises an Opt-Out Right pursuant to Section 3.8), with the condition that in the event that Final Judicial Approval is not obtained, such claims and/or actions may be reinstated to the status quo position, both procedurally and substantively, of such claim and/or action at the time of its dismissal;

                                    (5) Bar and enjoin all Class Members (other
than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) entitled to benefits hereunder from asserting and/or continuing to prosecute against Sulzer, Sulzer AG or any other Released Party any and all Settled Claims which the Class Member (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8) had, has, or may have in the future in any federal or State court;

                                    (6) Reserve the Court's continuing and
exclusive jurisdiction over the Parties, including Sulzer, Sulzer AG and the Class Members (other than a Class Member who exercises an Opt-Out Right pursuant to Section 3.8), to administer, supervise, interpret, and enforce this Settlement Agreement in accordance with its terms and to supervise the operation of the Sulzer Settlement Trust; and

                                    (7) Enter such other orders as are needed to
effectuate the terms of the Settlement Agreement;

                           (ii) Final Judicial Approval of this Settlement
Agreement.

                             ARTICLE 14. [RESERVED]

                            ARTICLE 15. MISCELLANEOUS

         Section 15.1 Any information provided by or regarding a Class Member or otherwise obtained pursuant to this Settlement Agreement shall be kept confidential and shall not be disclosed except to appropriate persons to the extent necessary to process Claims or provide benefits under this Settlement Agreement or as otherwise expressly provided in this Settlement Agreement (including, but not limited to, information to be released in connection with the "registry". All Class Members shall be deemed to have consented to the disclosure of this information for these purposes.

         Section 15.2 This Settlement Agreement shall be binding on the successors and assigns of the Parties.

         Section 15.3 The Parties to the Settlement, including Sulzer, Sulzer AG, the other Released Parties, or any Class Member, shall not seek to introduce and/or offer the terms of the Settlement Agreement, any statement, transaction or proceeding in connection with the negotiation, execution or implementation of this Settlement Agreement, any statements in the Notice documents delivered in connection with this Settlement Agreement, stipulations, agreements, or admissions made or entered into in connection with the fairness hearing or any finding of fact or conclusion of law made by the Trial Court, or otherwise rely on the terms of this Settlement Agreement, in any judicial proceeding, except insofar as it is necessary to enforce the terms of the Settlement Agreement (or in connection with the determination of any income tax liability of a Party). If a Class Member who is not entitled to benefits hereunder seeks to introduce and/or offer any of the matters described herein in any proceeding, the restrictions of this Section 15.3 shall not be applicable to Sulzer, Sulzer AG and the other Released Parties with respect to that Class Member. If a Class Member who has timely and properly exercised an Opt-Out Right seeks to introduce and/or offer any of the matters described herein in any proceeding, the restrictions of this Section 15.3 shall not be applicable to Sulzer, Sulzer AG and the other Released Parties with respect to that Class Member.

         Section 15.4 Neither this Settlement Agreement nor any Annex, Exhibit, document or instrument delivered hereunder nor any of the statements in the notice documents in connection herewith, nor any statement, transaction or proceeding in connection with the negotiation, execution or implementation of this Settlement Agreement, is intended to be or shall be construed as or deemed to be evidence of an admission or concession by Sulzer, Sulzer AG or the Released Parties of any liability or wrongdoing or of the truth of any allegations asserted by any plaintiff against it or them, or as an admission by the Class Representatives or members of the Settlement Class of any lack of merit in their claims, and no such statement, transaction or proceeding shall be admissible in evidence for any such purpose except for purposes of obtaining approval of this Settlement Agreement in this or any other proceeding.

         Section 15.5 The headings of the sections and paragraphs of this Settlement Agreement are included for convenience only and shall not be deemed to constitute part of this Settlement Agreement or to affect its construction.

         Section 15.6 Class Counsel, together with the Special State Counsel Committee shall make a determination, subject to the approval of the Court, with respect to the disposition of any amounts remaining in any particular Fund upon the satisfaction in full of all obligations to pay Class Members and Plaintiffs' Counsel pursuant to this Settlement Agreement, which may include a pro rata distribution to Class Members or in the event the amount is negligible, a donation to a neutral medical research institute or university or to charity; provided, however, that the Claims Administrator shall first use any amounts remaining in any particular Fund after satisfaction of all obligations to Class Members to either pay for or create a reserve for payment of all administrative expenses that have been or will be incurred in connection with the winding-up of the administration of the Sulzer Settlement Trust.

         Section 15.7 Any notice, request, instruction or other document to be given by any Party to another Party shall be in writing and delivered personally or sent by Federal Express or facsimile (which such facsimile notice shall be deemed effective as of the time of receipt of confirmation by the sending party) as follows, or as otherwise instructed by a notice delivered to the other Party pursuant to this subsection:

                           (i) If to Sulzer:

                                    Sulzer Medica USA Inc.
                                    3 East Greenway Plaza, Suite 1600
                                    Houston TX  77046-0391
                                    Attention: David S. Wise, Esq.
                                    Facsimile: (713) 561-6300

                           with copies to:

                                    The Scruggs Law Firm, P.A.
                                    Post Office Drawer 1425
                                    Pascagoula, MS 39568-1425
                                    Attention: Richard F. Scruggs, Esq.
                                               Sidney A. Backstrom, Esq.
                                    Facsimile: (228) 762-1207

                           and

                                    Shook, Hardy & Bacon, LLP
                                    One Kansas City Place
                                    1200 Main Street
                                    Kansas City, Missouri 64105-2118
                                    Attention: Harvey L. Kaplan, Esq.
                                               Bradley D. Honnold, Esq.
                                    Facsimile: (816) 421-5547

                           and

                                    Weil, Gotshal & Manges LLP
                                    100 Crescent Court, Suite 1300
                                    Dallas, TX 75201
                                    Attention: Martin A. Sosland, Esq.
                                               W. Stuart Ogg, Esq.
                                    Facsimile: (214) 746-7777

                           and

                                    Bar & Karrer
                                    Seefeldstr. 19, CH - 8024
                                    Zurich, Switzerland
                                    Attention: Andreas Lanzlinger
                                    Facsimile: +41 (0) 58 261 5001

                           (ii) If to Sulzer AG:

                                    Sulzer AG
                                    Zurcherstrasse 14, CH-8401
                                    Winterthur, Switzerland
                                    Attention: Alfred Gerber, Esq.
                                    Facsimile: 011-41-52-262-0022

                           with copies to:

                                    Shearman & Sterling
                                    599 Lexington Avenue
                                    New York, NY 10022-6069
                                    Attention: Werner L. Polak, Esq.
                                    Facsimile: (212) 848-7179

                           (iii) If to the Class Representatives or Class
Counsel:

                                    Weisman, Goldberg & Weisman Co., L.P.A.
                                    1600 Midland Building
                                    Landmark Office Towers
                                    Cleveland, Ohio 44115
                                    Attention: R. Eric Kennedy, Esq.
                                    Facsimile: (216) 781-6747

         Section 15.8 Any form or other documentation required to be submitted under this Settlement Agreement shall be deemed timely if received on or before the date by which it is required to be submitted under this Settlement Agreement.

         Section 15.9 No provision of this Settlement Agreement or any Exhibit or Annex hereto is intended to create any third-party beneficiary to this Settlement Agreement.

         Section 15.10 This Settlement Agreement and that certain Settlement Agreement, dated as of February 22, 2002, between SML and Sulzer AG, contains the entire agreement between the Parties with respect to the subject matter hereof and, except as specifically set forth herein or therein, supersedes and cancels all previous agreements, negotiations, and commitments in writings between the Parties hereto with respect to the subject matter hereof, including without limitation that certain term sheet dated as of August 2, 2001, the Settlement Agreement dated as of August 15, 2001, as amended August 23, 2001, as further amended September 12, 2001 and as further amended October 12, 2001, and the Memorandum of Understanding dated as of February 1, 2002. This Settlement Agreement may not be changed or modified in any manner unless in writing and signed by a duly authorized officer of each of Sulzer and Sulzer AG and by a duly authorized representative of the Class Representatives.

         Section 15.11 This Settlement Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to conflict of laws principles thereunder.

         Section 15.12 The Parties acknowledge and agree that in the event that SML, SOUS and any other subsidiary of SML shall file for bankruptcy protection under any applicable bankruptcy or insolvency laws, or a petition for an involuntary bankruptcy or insolvency proceeding is initiated against any such party prior to the termination of this Settlement Agreement, any plan of reorganization or liquidating plan shall incorporate substantially the terms of this Settlement Agreement.

         Section 15.13 In the event that the Court approves a certification of the Settlement Class other than that contemplated by this Settlement Agreement, the parties hereby agree that they shall amend this Settlement Agreement to reflect such certification.

         Section 15.14 Sulzer AG agrees that it will not, nor will it permit any of its subsidiaries, officers, directors, agents or affiliates to, submit for payment, or charge costs against, or make any claim for reimbursement from, the Initial Insurance Policies or the Second Year Insurance Policies in respect of claims of Knee Beneficiaries.

         Section 15.15 The Parties acknowledge that all amounts reflected in this Settlement Agreement that are payable to Class Members pursuant to Sections 3.3, 3.4, 3.5 and 3.7 are estimates and are subject to modification based on the actual number of Class Members submitting a claim for benefits payable in respect of an Affected Product Revision Surgery. In the event that is it necessary to make changes or modifications to the Settlement Agreement for any reason, the Parties agree that Class Counsel together with the Special State Counsel Committee, has the authority to negotiate all such changes or modifications on behalf of the Settlement Class.

         Section 15.16 This Settlement Agreement may be signed in multiple counterparts, each of which shall be deemed to be an original and all of which shall be deemed to be one and the same instrument.

         Section 15.17 Sulzer, prior to Trial Court Approval and with the mutual consent of the other Parties and the Court, may separate the Settlement Class and this Settlement Agreement into two separate Settlement Classes and Settlement Agreements, one including Subclasses I and III, and the other including to Subclasses II, IV and V.

            [The remainder of this page is intentionally left blank.]

         IN WITNESS WHEREOF, the Parties have duly executed this amended and restated Class Action Settlement Agreement among SOUS, SML, Sulzer AG and the Class Representatives, by their respective counsel as set forth below, as of the ______ day of March, 2002.

                                       SULZER ORTHOPEDICS INC.


                                       By: /s/ RICHARD F. SCRUGGS
                                          --------------------------------------

                                       SULZER MEDICA AG


                                       By: /s/ RICHARD F. SCRUGGS
                                          --------------------------------------

                                       By:
                                          --------------------------------------

                                       SULZER AG

                                       By: /s/ WARNER POLAK
                                          --------------------------------------

                                       By:
                                          --------------------------------------

CLASS COUNSEL



/s/ STANLEY M. CHESLEY                                       /s/ JOHN R. CLIMACO
----------------------------------                           ----------------------------------
Stanley M. Chesley, Esq.                                     John R. Climaco, Esq.
Waite, Schneider, Bayless & Chesley Co., L.P.A.              Climaco, Lefkowitz, Peca, Wilcox & Garofoli Co., L.P.A.
1513 Central Trust Tower                                     Ninth Floor, The Halle Building
Fourth & Vine Street                                         1228 Euclid Avenue
Cincinnati, OH 45202                                         Cleveland, OH 44115


                                                             FOR SUBCLASS I

/s/ DON BARRETT                                              /s/ R. ERIC KENNEDY
----------------------------------                           ----------------------------------
Don Barrett, Esq.                                            R. Eric Kennedy, Esq.
Barrett Law Office, P.A.                                     Weisman, Goldberg & Weisman Co., L.P.A.
404 Court Square North                                       1600 Midland Building
Post Office Box 987                                          Landmark Office Towers
Lexington, Mississippi 39095                                 Cleveland, Ohio 44115


                                                             FOR SUBCLASS II

/s/ KEITH M. FLEISCHMAN                                      /s/ RICHARD S. WAYNE
----------------------------------                           ----------------------------------
Keith M. Fleischman, Esq.                                    Richard S. Wayne, Esq.
Milberg Weiss Bershad Hynes & Lerach LLP                     Strauss & Troy
One Pennsylvania Plaza                                       The Federal Reserve Building
New York, NY 10119-0165                                      150 East 4th
                                                             Cincinnati, OH 45202-4018

/s/ JAMES DUGAN                                              /s/ DANIEL E. BECNEL
----------------------------------                           ----------------------------------
James Dugan, Esq.                                            Daniel E. Becnel, Jr., Esq.
Gauthier, Downing, LaBarre, Beiser &  Dean                   The Law Offices of Daniel E. Becnel, Jr.
3500 N. Hullen Street                                        106 West Seventh Street
Metairie, LA  70002                                          P.O. Drawer H
                                                             Reserve, LA 70084

FOR SUBCLASS III                                             FOR SUBCLASS IV

/s/ PETER J. BRODHEAD                                        /s/ PHILLIP A. CIANO
----------------------------------                           ----------------------------------
Peter J. Brodhead                                            Phillip A. Ciano
Spangenberg, Shibley & Liber LLP                             Ciano & Goldwasser L.L.P.
1900 East Ninth Street                                       The Huntington Building
2400 National City Center                                    925 Euclid Avenue, Suite 1995
Cleveland, OH 44114-3400                                     Cleveland, OH 44115


FOR SUBCLASS V

/s/ RICHARD M. HEIMANN
----------------------------------
Richard M. Heimann
Lieff Cabraser Heimann & Bernstein, LLP
Embarcadero Center West
275 Battery Street, Suite 3000
San Francisco, CA 94111-3339

                                    Exhibit A

                                ESCROW AGREEMENT


     To be prepared and agreed to by the parties.

                                                                       EXHIBIT B


                                    BLUE FORM

================================================================================

                   UNREVISED AFFECTED PRODUCT RECIPIENT (APR)
                               BENEFITS CLAIM FORM

THIS BLUE FORM IS TO BE USED ONLY BY A CLASS MEMBER REGISTERING FOR SETTLEMENT BENEFITS WHO IS AN AFFECTED PRODUCT RECIPIENT ("APR"), WHO HAS BEEN IMPLANTED WITH AN AFFECTED PRODUCT (OTHER THAN A REPROCESSED INTER-OP(TM) SHELL(1), AND WHO HAS NOT UNDERGONE AN AFFECTED PRODUCT REVISION SURGERY ("APRS"). THE COMPLETED FORM MUST BE POSTMARKED TO THE CLAIMS ADMINISTRATOR (C/O SULZER SETTLEMENT TRUST, P.O. BOX 94558, CLEVELAND, OHIO 44101-4558) NO LATER THAN 120 DAYS AFTER TRIAL COURT APPROVAL FOR THE CLASS MEMBER TO QUALIFY TO RECEIVE BENEFITS. SEE THE FINAL NOTICE OF SETTLEMENT OF NATIONWIDE HIP PROSTHESIS AND KNEE PROSTHESIS PRODUCT LIABILITY CLASS ACTION LITIGATION ("FINAL NOTICE"), THE CLASS MEMBER AND ATTORNEY GUIDE, OR THE SETTLEMENT AGREEMENT FOR FURTHER INFORMATION. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THIS CLAIM FORM AND THE TERMS OF THE SETTLEMENT AGREEMENT, THE TERMS OF THE SETTLEMENT AGREEMENT CONTROL.

All responses must be PRINTED or TYPED. By completing this Blue Form, you(2) are registering for benefits under the Settlement Agreement. If you have retained an attorney regarding your Claim, you should consult with your attorney about your options under the Settlement Agreement.

================================================================================

                         MEDICAL RESEARCH AND MONITORING

The Settlement Agreement creates a Medical Research and Monitoring Fund as a benefit for all Class Members. The purposes of the Medical Research and Monitoring Fund are to:

(1)  Study the medical issues that are unique to Class Membership;

(2) Establish and maintain a registry for preserving medical information arising from the use of Affected Products;

(3)  Support medical research that may rely upon information in the registry;

(4) Establish protocols for access to the registry by third parties for medical research.

To the greatest extent possible, the confidentiality of patient and physician records in the registry of medical information will be protected. Refer to the Settlement Agreement for further explanation of the Research and Monitoring Fund.

[ ] CHECK HERE TO PERMIT INFORMATION FROM YOUR SUBMITTED CLAIM FORM(S) AND/OR
    RECORDS TO BE INCLUDED IN THE REGISTRY FOR PRESERVING MEDICAL INFORMATION ARISING FROM THE USE OF AFFECTED PRODUCTS.

================================================================================

----------

(1) Reprocessed Inter-Op(TM) Shells are identified by lot number in Annex II of the Settlement Agreement and Exhibit II of the Final Notice of Settlement of Nationwide Hip Prosthesis and Knee Prosthesis Product Liability Class Action Litigation.

(2) "You" or "your" when used throughout this Claim Form refers to the APR, or as applicable to the Representative Claimant of the APR.

                                  BLUE FORM - 1

1. INDICATE BY CHECKING THE APPROPRIATE BOX BELOW WHETHER THE APR WAS IMPLANTED
   WITH A SULZER INTER-OP(TM) SHELL OR SULZER TIBIAL BASEPLATE, WHICH HAS NOT
   BEEN REMOVED. NOTE: CHECK ONLY ONE BOX. IF THE APR HAS BEEN IMPLANTED WITH
   MORE THAN ONE AFFECTED PRODUCT, YOU MUST COMPLETE A CLAIM FORM FOR EACH
   AFFECTED PRODUCT IMPLANTED.

   [ ] APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL, WHICH HAS NOT BEEN
       REMOVED.

                                       OR

   [ ] APR WAS IMPLANTED WITH A SULZER TIBIAL BASEPLATE, WHICH HAS NOT BEEN
       REMOVED.

2. AFFECTED PRODUCT RECIPIENT INFORMATION


   ------------------------------            ---   ----------------------------
    (First Name)                  (Middle Initial)  (Last Name)


   ----------------------------------------------------------------------------
   (List all other names that the APR uses or has used during the last ten years)


   ----------------------------------------------------------------------------
   (Street Address)

                                                                        -
   --------------------------------------     ------       --------------------
   (City)                                     (State)      (Zip Code)

   (      )          -                       (      )           -
   -----------------------------------       ----------------------------------
   (Daytime Area Code & Phone Number)        (Evening Area Code & Phone Number)


   ----------------------------------------------------------------------------
   (Email Address, if any)

              /          /                              -            -
   ---------------------------------             ------------------------------
   (Birth Date MM/DD/YYYY)                       (Social Security Number)


   --------------------------------
   (Sulzer Settlement Claim Number, if known)


   Gender:      Female  [ ]    Male  [ ]


3. REPRESENTATIVE CLAIMANT INFORMATION

   IF YOU ARE THE REPRESENTATIVE CLAIMANT OF A LIVING PERSON OR THE ESTATE OF A
   DECEASED PERSON WHO IS OR WAS AN APR AND WHO EITHER HAS OR HAD A CONDITION
   THAT YOU BELIEVE QUALIFIES THE APR OR THE ESTATE OF THE APR FOR
   COMPENSATION, YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW.


   ------------------------------            ---   ----------------------------
    (First Name)                  (Middle Initial)  (Last Name)


   ----------------------------------------------------------------------------
   (List all other names that you have used during the last ten years)



                                 BLUE FORM - 2


   ----------------------------------------------------------------------------
   (Street Address)

                                                                        -
   --------------------------------------     ------       --------------------
   (City)                                     (State)      (Zip Code)

   (    )             -                       (    )           -
   -----------------------------------       ----------------------------------
   (Daytime Area Code & Phone Number)        (Evening Area Code & Phone Number)


   ----------------------------------------------------------------------------
   (Email Address, if any)

             /         /                                 -          -
   ---------------------------------             ------------------------------
   (Birth Date MM/DD/YYYY)                       (Social Security Number)


   --------------------------------
   (Sulzer Settlement Claim Number, if available)


   ----------------------------------------------------------------------------
   (Legal Relationship to APR, i.e. Trustee, Power of Attorney, etc.)


    IF YOU ARE A REPRESENTATIVE CLAIMANT, YOU MUST ATTACH A COPY OF YOUR COURT
    APPROVAL OR OTHER AUTHORIZATION TO REPRESENT THE APR IN THIS SETTLEMENT.
    MARK THE APPROPRIATE BOX BELOW TO INDICATE YOUR PREVIOUS OR CURRENT
    SUBMISSION OF A COURT APPROVAL OR AUTHORIZATION:

         [ ] I have provided the requested documentation previously on another form and there is no change.

         [ ] A copy of my court approval or other authorization to represent the APR is attached.


4.  ATTORNEY INFORMATION

    Are you represented by an attorney in connection with this claim?

    Yes  [ ]      No  [ ]

    If "Yes," you must provide the following information.


    ---------------------------------------------------------------------------
    (Law Firm Name)


    ---------------------------------------------------------------------------
    (Attorney's Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                        -
    -------------------------------------     ------       --------------------
    (City)                                    (State)      (Zip Code)

                     -                                          -
    ----------------------------------       ---------------------------------
    (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)


    --------------------------------    ----------------------------------------
    (Email Address, if any)             (Attorney Tax Identification Number)


                                 BLUE FORM - 3


    State the date on which your attorney-client fee agreement was signed:
                                                                          ------------
                                                                          (MM/DD/YYYY)

         NOTE: A copy of such attorney-client agreement must be attached to your Claim Form.

    State the total amount of litigation expenses that were incurred in relation to your claim(s): $____________


         NOTE: An itemization of all litigation expenses must be attached.

5.  PENDING LAWSUIT

    Do you currently have a lawsuit pending in any Federal or State Court?

    Yes [ ]     No [ ]

    If "Yes," you must provide the following information. You must also attach a copy of your complaint.

    Federal Court [ ]        State Court [ ]

    Jurisdiction in which case is pending:
                                          -------------------------------------

    Case Number:
                ---------------------------------------------------------------

    Date original complaint was filed:
                                      -----------------------------------------


6.  IMPLANTATION OF AFFECTED PRODUCT

    Date of implantation of Affected Product:
                                              ---------------------------------
                                              (MM/DD/YYYY)

    Hospital where implantation of Affected Product was performed:


   ----------------------------------------------------------------------------
   (Hospital Name)


   ----------------------------------------------------------------------------
   (Street Address)

                                                                        -
   --------------------------------------     ------       --------------------
   (City)                                     (State)      (Zip Code)

   (   )             -                       (   )              -
   -----------------------------------       ----------------------------------
   (Area Code & Phone Number)                (Fax Area Code & Number)




                                 BLUE FORM - 4




   Implanting surgeon of Affected Product:


   ------------------------------            ---   ----------------------------
   (Surgeon's First Name)         (Middle Initial) (Last Name)


   ----------------------------------------------------------------------------
   (Street Address)

                                                                        -
   --------------------------------------     ------       --------------------
   (City)                                     (State)      (Zip Code)

   (    )              -                      (     )               -
   -----------------------------------       ----------------------------------
   (Area Code & Phone Number)                (Fax Area Code & Number)

7. IDENTIFICATION OF AFFECTED PRODUCT

   To prove that you were implanted with an Affected Product, you must attach one of the following:

   [ ] a. The hospital and/or medical records evidencing the implantation of an Affected Product that specifies the lot number of the implanted device and identifies Sulzer as its manufacturer. These records must include, without limitation, the operative report;

         NOTE: If the page containing the product identification fails to indicate that it is part of the APR's hospital or medical record, a certified copy of the record must be provided and a supplemental statement from the records custodian may be required.

         OR

   [ ] b. An affirmative statement from the implanting physician (or a records administrator at the facility where the implantation occurred) attesting that the APR was implanted with an Affected Product and identifying its lot number, and articulating the basis for this conclusion;

         NOTE: This type of proof is acceptable only if the records outlined in Question 7.a are not available and must include a description of the efforts that were made to secure the requested documentation.

         OR

   [ ] c. Such other proof that is adequate as determined by the Claims Administrator.

         NOTE: This type of proof is acceptable only if the proof outlined in Questions 7.a and 7.b is not available and must include a description of the efforts that were made to secure the requested proof.


8. DERIVATIVE CLAIMS

   If there are Derivative Claimants who will be filing a claim for benefits, they must complete a Yellow Form.


                                 BLUE FORM - 5

9.  DOCUMENT SUBMISSION

    All documents submitted in support of a claim must be page numbered and clearly labeled with the APR's full name and Sulzer Settlement Claim Number, if known, and attached to this Claim Form.

10. EXTRAORDINARY INJURY FUND ("EIF")

    If you believe that you are entitled to benefits pursuant to the EIF, you must also complete a Green Form in order to be considered for those benefits.

11. CHANGES TO APR OR REPRESENTATIVE CLAIMANT CONTACT INFORMATION

    Class Members must provide the Claims Administrator updated name, address, and telephone number information in order to ensure processing of their Claim. Failure to provide updates may result in termination of a Claim or disallowance of benefits. Class Members must include their Sulzer Settlement Claim Number on all correspondence to the Claims Administrator.

12. WAIVER OF OPT-OUT RIGHTS

    By submitting this form and agreeing to accept benefits pursuant to the Settlement Agreement, the undersigned knowingly waive(s) all Opt-Out Rights provided by the Settlement Agreement, as described in the Final Notice, and agree(s) not to object to the Settlement Agreement or to appeal any Court's approval of the Settlement Agreement.

13. RELEASE AND COVENANT NOT TO SUE

    a. In consideration of the obligations of Sulzer as set forth in the Settlement Agreement, I, the undersigned Class Member, individually and for my heirs, beneficiaries, agents, estate, executors, administrators, personal representatives, successors and assignees, and/or, if my claim is that of a representative of a person who was implanted with an Affected Product or of the person who has a Derivative Claim arising out of the implantation of the Affected Product, in that capacity, whether as heir, beneficiary, agent, estate, executor, administrator, personal representative, successor, assignee, guardian, or otherwise, hereby expressly RELEASE AND FOREVER DISCHARGE AND AGREE NOT TO SUE Sulzer and all other Released Parties as to all Settled Claims. I understand that certain principles of law provide that a release may not extend to claims that I do not know or suspect to exist. I am aware that I may discover claims presently unknown or unsuspected or facts in addition to or different from those which I now believe to be true with respect to the matters released herein which may be applicable to this Settlement. Despite such principles of law, I HEREBY KNOWINGLY AND VOLUNTARILY RELINQUISH THE PROTECTIONS OF ALL SUCH FEDERAL OR STATE LAWS, RIGHTS, RULES OR LEGAL PRINCIPLES THAT MAY BE APPLICABLE AS
         FOLLOWS: I FULLY, FINALLY, AND FOREVER SETTLE AND RELEASE ANY AND ALL SETTLED CLAIMS, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future out of or relating to the purchase, use, manufacture, sale, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, and labeling of an Affected Product THAT I MAY HAVE AGAINST ANY RELEASED PARTY.


                                 BLUE FORM - 6

    b. For purposes of the Release and Covenant Not to Sue, the terms "Settled Claims" and "Released Parties" are defined as set forth in the Settlement Agreement, which is incorporated by reference.

    c. I agree that acceptance of benefits pursuant to the Settlement Agreement settles any lawsuit previously initiated by me, if any, asserting any Settled Claim against Sulzer or any other Released Party, and I stipulate and agree to the dismissal of all such claims, suits and proceedings, with prejudice and without costs and agree to cooperate as reasonably requested in order to effectuate such a dismissal.

14. CONFIDENTIALITY

    The person(s) signing below hereby consent(s) to the disclosure of the information contained herein to the extent necessary to process claims for benefits pursuant to the Settlement Agreement.

15. DECLARATION UNDER PENALTY OF PERJURY

    Each person signing below acknowledges and understands that this form is an official document sanctioned by the Court that presides over the legal action entitled In Re Sulzer Hip Prosthesis and Knee Prosthesis Product Liability Litigation. Submitting this Claim Form to the Claims Administrator is equivalent to filing it with the Court. After reviewing the information that has been provided on this form, including information, if applicable, that was supplied by a Board-Certified physician and/or an attorney, each person signing this form declares under penalty of perjury that the information provided in this form is true and correct to the best of that person's knowledge and belief.



                                                                   /     /
    --------------------------------------------------      --------------------
    (Signature of APR)                                      (Date MM/DD/YYYY)


    OR

                                                                   /     /
    --------------------------------------------------      --------------------
    (Signature of Each Representative Claimant, if any)     (Date MM/DD/YYYY)




    Mail this Claim Form and all attachments to:

    Claims Administrator
    Sulzer Settlement Trust
    P.O. Box 94558
    Cleveland, Ohio 44101-4558



                                 BLUE FORM - 7

                  AUTHORIZATION FOR RELEASE OF MEDICAL RECORDS
                          AND OTHER HEALTH INFORMATION

I hereby authorize the use or disclosure of my individually identifiable health information and medical records as described below. I understand that this authorization is voluntary. I understand that because the organization authorized to receive the information is not a health plan or health care provider, the released information may no longer be protected by federal privacy regulations, but it will be subject to the confidentiality provisions of the Settlement Agreement.

INFORMATION AUTHORIZED FOR RELEASE: I authorize the release of the following records/recordings to the Sulzer Settlement Trust: any medical records that pertain or relate to the diagnosis, care or treatment of any disease, condition or procedure related to or arising from any implantation in the Patient/Affected Product Recipient of a hip or knee prosthesis(es) including information about the undersigned Affected Product Recipient or Patient, his/her hip or knee prosthesis(es), the hospital(s) where and surgeon(s) who made, provided, gave or performed any diagnosis, care treatment, or procedure, the manufacturer, product and lot numbers of any hip or knee prostheses, any surgery(ies) associated with the hip or knee prosthesis(es), the date(s) and nature of any medical treatment associated with the implant(s) of the hip or knee prosthesis(es), hospital reports including pre-admission and admission histories, treating and implanting surgeons' records, physical examinations, hospital discharge summaries, operative reports and nursing notes, anesthesia records, pathology reports, results/reports of all objective quantitative studies performed, progress notes, prescription records, medical records of cardiothoracic surgeons and/or cardiologists or neurologist, death summaries, certificate of death or autopsy report, and any billing records and/or payment records.

PATIENT/AFFECTED PRODUCT RECIPIENT IDENTIFICATION:



  ------------------------------            ---   ------------------------------
   (First Name)                  (Middle Initial)  (Last Name)


  ------------------------------------------------------------------------------
  (List all other names that the APR uses or has used during the last ten years)

                                                         -            -
  ---------------------------------             --------------------------------
  (Birth Date MM/DD/YYYY)                       (Social Security Number)

PERSONS/ORGANIZATIONS PROVIDING THE INFORMATION: Any organization maintaining records described above that are necessary to adjudicate the relevant claim filed under the Settlement Agreement.

FORWARD THE ABOVE RECORDS TO:

Sulzer Settlement Trust
P.O. Box 94558
Cleveland, OH 44101-4558
================================================================================
I understand that this authorization will expire three (3) years from the date I sign this document as indicated below. In addition, I understand that I may revoke this authorization at any time by notifying the providing organization in writing, but if I do revoke this authorization it will not have any effect on any actions any providing organization took before it received the revocation. Also, this authorization does not authorize the disclosure of any information other than the items referenced above.



--------------------------------------------------------------------------------        -----------------
Signature of Patient/Affected Product Recipient or Authorized Representative            Date (MM/DD/YYYY)


---------------------------------------------------------------------------------------------------------
Printed Name of Authorized Representative (if applicable)


---------------------------------------------------------------------------------------------------------
Relationship of Representative to Patient/Affected Product Recipient (if applicable)


                                 BLUE FORM - 8

                                                                       EXHIBIT C

                                   ORANGE FORM


================================================================================

                    AFFECTED PRODUCT REVISION SURGERY (APRS)
               BENEFITS CLAIM FORM FOR AFFECTED PRODUCT RECIPIENT
                                   (APR) ONLY


THIS ORANGE FORM IS TO BE USED BY ANY CLASS MEMBER REGISTERING FOR SETTLEMENT BENEFITS WHO IS AN AFFECTED PRODUCT RECIPIENT ("APR"), WHO HAS BEEN IMPLANTED WITH AN AFFECTED PRODUCT, AND WHO HAS UNDERGONE AN AFFECTED PRODUCT REVISION SURGERY ("APRS").

TO QUALIFY TO RECEIVE BENEFITS, CLASS MEMBERS WHO SUBMIT THIS ORANGE FORM AND DO NOT CHOOSE THE GUARANTEED PAYMENT OPTION, MUST SUBMIT THIS COMPLETED FORM, POSTMARKED TO THE CLAIMS ADMINISTRATOR (C/O SULZER SETTLEMENT TRUST, P.O. BOX 94558, CLEVELAND, OHIO 44101-4558), NO LATER THAN (i) 180 DAYS AFTER TRIAL COURT APPROVAL OR (ii) 180 DAYS AFTER AN APRS.

TO QUALIFY TO RECEIVE BENEFITS, CLASS MEMBERS WHO SUBMIT THIS ORANGE FORM AND DO CHOOSE THE GUARANTEED PAYMENT OPTION (GPO), MUST SUBMIT THIS COMPLETED FORM, POSTMARKED TO THE CLAIMS ADMINISTRATOR (C/O SULZER SETTLEMENT TRUST, P.O. BOX 94558, CLEVELAND, OHIO 44101-4558), NO LATER THAN (i) 120 DAYS AFTER TRIAL COURT APPROVAL OR (ii) 120 DAYS AFTER AN APRS.

SEE THE FINAL NOTICE OF SETTLEMENT OF NATIONWIDE HIP PROSTHESIS AND KNEE PROSTHESIS PRODUCT LIABILITY CLASS ACTION LITIGATION ("FINAL NOTICE"), THE CLASS MEMBER AND ATTORNEY GUIDE, OR THE SETTLEMENT AGREEMENT FOR FURTHER INFORMATION. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THIS CLAIM FORM AND THE TERMS OF THE SETTLEMENT AGREEMENT, THE TERMS OF THE SETTLEMENT AGREEMENT CONTROL.

YOU(1) MUST REVIEW THE CLASS MEMBER AND ATTORNEY GUIDE, WHICH OUTLINES COMPENSATION AVAILABLE FROM THE EXTRAORDINARY INJURY FUND (EIF). TO RECEIVE COMPENSATION FROM THE EIF, A GREEN FORM MUST ALSO BE COMPLETED IN ADDITION TO THIS ORANGE FORM.

All responses must be PRINTED or TYPED. By completing this Orange Form, you are registering for benefits under the Settlement Agreement. If you have retained an attorney regarding your claim, you should consult with your attorney about your options under the Settlement Agreement.

----------

         (1) "You" or "your" when used throughout this Claim Form refers to the APR or, as applicable, to the Representative Claimant of the APR.



                                ORANGE FORM - 1

================================================================================

                         GUARANTEED PAYMENT OPTION (GPO)

BY SELECTING THE GUARANTEED PAYMENT OPTION, YOU ARE ELIGIBLE TO RECEIVE QUICKLY AN INITIAL PAYMENT OF $40,000 (APPROXIMATELY 20% OF THE MINIMUM TOTAL BENEFITS YOU MAY BE ELIGIBLE TO RECEIVE PAYABLE FROM THE AFFECTED PRODUCT REVISION SURGERY FUND), EVEN IF THE SETTLEMENT IS NEVER APPROVED BY THE COURT. IN ADDITION TO THE $40,000 MINIMUM PAYMENT, YOU WILL BE ENTITLED TO THE BALANCE OF ALL BENEFITS YOU MAY RECEIVE UNDER THE SETTLEMENT AGREEMENT, IN EXCHANGE FOR YOUR UNCONDITIONAL RELEASE AS PROVIDED IN SECTION 17 OF THIS ORANGE FORM. IF YOU CHOOSE THIS OPTION, YOU WILL LOSE YOUR RIGHT TO BE EXCLUDED FROM THE SETTLEMENT BY EXERCISING YOUR OPT-OUT RIGHT PURSUANT TO THE SETTLEMENT AGREEMENT AND YOU WILL LOSE YOUR RIGHT TO OBJECT TO THE SETTLEMENT AGREEMENT.

BY SIGNING THE "ACKNOWLEDGMENT" BELOW, YOU ARE ENTERING INTO A GPO AGREEMENT THAT SHALL BE EFFECTIVE UPON EXECUTION AND DELIVERY TO THE CLAIMS ADMINISTRATOR. THIS GPO AGREEMENT REPRESENTS A BINDING AGREEMENT BETWEEN YOU AND SULZER SEPARATE AND APART FROM THE SETTLEMENT AGREEMENT. YOUR RELEASE OF SULZER IS CONTINGENT ON YOUR RECEIVING THE BALANCE OF YOUR BENEFITS FROM SULZER; HOWEVER, YOUR RELEASE OF THE OTHER RELEASED PARTIES SHALL BE EFFECTIVE WHEN THE ACKNOWLEDGMENT IS SIGNED AND DELIVERED TO THE CLAIMS ADMINISTRATOR. IF THE SETTLEMENT IS NOT APPROVED BY THE COURT, THIS GPO AGREEMENT REPRESENTS AN INDIVIDUAL SETTLEMENT WITH SULZER THAT ENTITLES YOU ONLY TO THE BENEFITS THAT YOU WOULD HAVE OTHERWISE RECEIVED IN THE SETTLEMENT. REFER TO THE SETTLEMENT AGREEMENT AND FINAL NOTICE FOR FURTHER EXPLANATION OF THIS GPO.

NOTE: IN ORDER TO ELECT THE GPO, YOU MUST BE AN AFFECTED PRODUCT RECIPIENT (APR) WHO HAS UNDERGONE AN AFFECTED PRODUCT REVISION SURGERY, YOU MUST COMPLETE THIS ORANGE FORM AND YOU MUST SIGN THE "ACKNOWLEDGMENT" BELOW.

                                 ACKNOWLEDGMENT

BY SIGNING BELOW, I HEREBY ACKNOWLEDGE THAT I UNDERSTAND THE GPO TERMS AND CONDITIONS SET FORTH HEREIN AND IN THE SETTLEMENT AGREEMENT AND I HEREBY ELECT THE GPO OPTION AND ENTER INTO THIS GPO AGREEMENT.


--------------------------------------------------------------------------------
(SIGNATURE OF APR OR REPRESENTATIVE CLAIMANT ELECTING GPO)           (DATE)

================================================================================

                                ORANGE FORM - 2

================================================================================

                         MEDICAL RESEARCH AND MONITORING

The Settlement Agreement creates a Medical Research and Monitoring Fund as a benefit for all Class Members. The purposes of the Medical Research and Monitoring Fund are to:

(1)      Study the medical issues that are unique to Class Membership;

(2) Establish and maintain a registry for preserving medical information arising from the use of Affected Products;

(3) Support medical research that may rely upon information in the registry;

(4) Establish protocols for access to the registry by third parties for medical research.

To the greatest extent possible, the confidentiality of patient and physician records in the registry of medical information will be protected. Refer to the Settlement Agreement for further explanation of the Research and Monitoring Fund.

    CHECK HERE TO PERMIT INFORMATION FROM YOUR SUBMITTED CLAIM FORM(S) AND/OR RECORDS TO BE INCLUDED IN THE REGISTRY FOR PRESERVING MEDICAL INFORMATION ARISING FROM THE USE OF AFFECTED PRODUCTS.

================================================================================

1. INDICATE BY CHECKING THE APPROPRIATE BOX BELOW WHETHER THE APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL, REPROCESSED INTER-OP(TM) SHELL OR SULZER TIBIAL BASEPLATE, WHICH WAS THE SUBJECT OF AN APRS. NOTE: CHECK ONLY ONE BOX. IF THE APR HAS BEEN IMPLANTED WITH MORE THAN ONE AFFECTED PRODUCT, YOU MUST COMPLETE A CLAIM FORM FOR EACH AFFECTED PRODUCT IMPLANTED.

        APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL.

        OR

        APR WAS IMPLANTED WITH A REPROCESSED INTER-OP(TM) SHELL.

        OR

        APR WAS IMPLANTED WITH A SULZER TIBIAL BASEPLATE.




                                ORANGE FORM - 3

2.  AFFECTED PRODUCT RECIPIENT INFORMATION


    ----------------------------------   ------            --------------------
    (First Name)                         (Middle Initial)  (Last Name)


    ----------------------------------------------------------------------------
    (List all other names that the APR uses or has used during the last ten years)


    ----------------------------------------------------------------------------
    (Street Address)


                                                                        -
    ------------------------------      --------            --------------------
    (City)                              (State)             (Zip Code)


     (   )                 -                   (   )                 -
    ------------------------------------      ----------------------------------
    (Daytime Area Code & Phone Number)        (Evening Area Code & Phone Number)


    ----------------------------------------------------------------------------
    (Email Address, if any)


           /        /                                   -       -
    -------------------------                    -------------------------------
    (Birth Date - MM/DD/YYYY)                    (Social Security Number)


    --------------------------------
    (Sulzer Settlement Claim Number, if known)


    Gender:  Female  [ ]    Male   [ ]


3.  REPRESENTATIVE CLAIMANT INFORMATION

    IF YOU ARE THE REPRESENTATIVE CLAIMANT OF A LIVING PERSON OR THE ESTATE OF A DECEASED PERSON WHO IS OR WAS AN APR AND WHO EITHER HAS OR HAD A CONDITION THAT YOU BELIEVE QUALIFIES THE APR OR THE ESTATE OF THE APR FOR COMPENSATION, YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW.




    ----------------------------------   ------            --------------------
    (First Name)                         (Middle Initial)  (Last Name)


    ----------------------------------------------------------------------------
    (List all other names that you use or have used during the last ten years)


    ----------------------------------------------------------------------------
    (Street Address)


                                                                        -
    ------------------------------      --------            --------------------
    (City)                              (State)             (Zip Code)


    (     )                   -               (     )                   -
    ------------------------------------      ----------------------------------
    (Daytime Area Code & Phone Number)        (Evening Area Code & Phone Number)


    ----------------------------------------------------------------------------
    (Email Address, if any)


           /        /                                   -       -
    -------------------------                    -------------------------------
    (Birth Date - MM/DD/YYYY)                    (Social Security Number)


    ----------------------------------------------------------------------------
    (Legal Relationship to APR, i.e. Trustee, Power of Attorney, etc.)


                                ORANGE FORM - 4

    NOTE: If you are a Representative Claimant, you must attach a copy of your court approval or other authorization to represent the APR in this Settlement. Mark the appropriate box below to indicate your previous or current submission of a court approval or authorization:

                  I have provided the requested documentation previously on another form and there is no change.

                  A copy of my court approval or other authorization to represent the APR is attached.

4.  ATTORNEY INFORMATION

    Are you represented by an attorney in connection with this claim?

    Yes     No



    If "Yes," you must provide the following information.


    ----------------------------------------------------------------------------
    (Law Firm Name)


    ----------------------------------------------------------------------------
    (Attorney's Name)


    ----------------------------------------------------------------------------
    (Street Address)


                                                                        -
    ------------------------------      --------            --------------------
    (City)                              (State)             (Zip Code)


     (   )                 -                   (   )                 -
    ------------------------------------      ----------------------------------
    (Daytime Area Code & Phone Number)        (Evening Area Code & Phone Number)


    ---------------------------------      -------------------------------------
    (Email Address, if any)                (Attorney Tax Identification Number)


    State the date on which your attorney-client fee agreement was signed:   /    /
                                                                          --------------
                                                                          (MM/DD/YYYY)

         NOTE: A copy of such attorney-client agreement must be attached to your Claim Form.

    State the total amount of litigation expenses that were incurred in relation to your claim(s): $____________


         NOTE: An itemization of all litigation expenses must be attached to your Claim Form.



                                ORANGE FORM - 5


5.  PENDING LAWSUIT

    Do you currently have a lawsuit pending in any Federal or State Court?

    Yes         No

    If "Yes," you must provide the following information. You must attach a copy of your complaint.

    Federal Court          State Court

    Jurisdiction in which case is pending:
                                          -------------------------------------

    Case Number:
                ---------------------------------------------------------------

    Date original complaint was filed:   /   /
                                      ------------
                                      (MM/DD/YYYY)

6.  IMPLANTATION OF AFFECTED PRODUCT

    Date of implantation of Affected Product:   /   /
                                             ------------
                                             (MM/DD/YYYY)

    Hospital where implantation of Affected Product was performed:


    ----------------------------------------------------------------------------
    (Hospital Name)


    ----------------------------------------------------------------------------
    (Street Address)


                                                                -
    --------------------------------    --------    ---------------------------
    (City)                              (State)     (Zip Code)


     (   )                 -                   (   )                 -
    ------------------------------------      ----------------------------------
    (Area Code & Phone Number)                (Fax Area Code & Number)


    Implanting surgeon of Affected Product:


    ----------------------------------------------------------------------------
    (Surgeon's Name)


    ----------------------------------------------------------------------------
    (Street Address)


                                                                        -
    ------------------------------      --------            --------------------
    (City)                              (State)             (Zip Code)


     (   )                 -                   (   )                 -
    ------------------------------------      ----------------------------------
    (Area Code & Phone Number)                (Fax Area Code & Number)



                                ORANGE FORM - 6

7.  IDENTIFICATION OF AFFECTED PRODUCT

    To complete your application for benefits under the Affected Product Revision Surgery Fund, you must attach one of the following:

                  a. The hospital and/or medical records evidencing the implantation of an Affected Product that specifies the lot number of the implanted device and identifies Sulzer as its manufacturer. These records must include, without limitation, the operative report;

                  NOTE: If the page containing the product identification fails to indicate that it is part of the APR's hospital or medical record, a certified copy of the record must be provided and a supplemental statement from the records custodian may be required.

                  OR

                  b. An affirmative statement from the implanting physician (or a records administrator at the facility where the implantation occurred) attesting that the APR was implanted with an Affected Product and identifying its lot number, and articulating the basis for this conclusion;

                  NOTE: This type of proof is acceptable only if the records outlined in Question 7.a are not available and must include a description of the efforts that were made to secure the requested documentation.

                  OR

                  c. Such other proof that is adequate as determined by the Claims Administrator.

                  NOTE: THIS TYPE OF PROOF IS ACCEPTABLE ONLY IF THE PROOF OUTLINED IN QUESTIONS 7.a AND 7.b IS NOT AVAILABLE AND MUST INCLUDE A DESCRIPTION OF THE EFFORTS THAT WERE MADE TO SECURE THE REQUESTED PROOF.


8.  AFFECTED PRODUCT REVISION SURGERY (APRS)



    Date of removal of Affected Product:    /    /
                                        ----------------
                                        (MM/DD/YYYY)


    Hospital where removal of Affected Product was performed:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)


                                                                        -
    ------------------------------      --------            --------------------
    (City)                              (State)             (Zip Code)


     (   )                 -                   (   )                 -
    ------------------------------------      ----------------------------------
    (Area Code & Phone Number)                (Fax Area Code & Number)



                                ORANGE FORM - 7


    Surgeon who removed Affected Product:


    ----------------------------------------------------------------------------
    (Surgeon's Name)


    ---------------------------------------------------------------------------
    (Street Address)


                                                                        -
    ------------------------------      --------            -------------------
    (City)                              (State)             (Zip Code)


     (   )                 -                   (   )                 -
    ------------------------------------      ----------------------------------
    (Area Code & Phone Number)                (Fax Area Code & Number)

9.  PROOF OF AFFECTED PRODUCT REVISION SURGERY (APRS)

    In order to prove that you underwent an APRS, you must attach one of the following:

                  a. The hospital records evidencing the removal of an Affected Product that should include, without limitation, a preadmission/admission history and physical examination, an operative report, progress notes and a discharge summary; or

                  b. The medical records of the surgeon evidencing removal of an Affect Product; or

                  c. An affirmative statement from the surgeon who performed the revision wherein the surgeon attests that the APR was revised, indicates the date of the revision and identifies the particular hip or knee that was revised; or

                  d. Such other proof that is adequate as determined by the Claims Administrator.

                  NOTE: The type of proof in Question 9.d is acceptable only if the proof outlined in Questions 9.a, 9.b, or 9.c is not available and must include a description of the efforts that were made to secure the requested proof.


10. PROOF THAT REMOVAL OF THE AFFECTED PRODUCT WAS NOT INDICATED AS A RESULT OF TRAUMA

    In order to prove that the Affected Product Revision Surgery was not indicated as a result of trauma, you must provide one of the following:

                  a. An affirmative statement from the revising surgeon attesting that the APRS was not indicated as a result of trauma; or

                  b. The hospital/physician records which specifically indicate that the APRS was not indicated as a result of trauma; or

                  c. Such other proof that is adequate as determined by the Claims Administrator.

                  NOTE: The type of proof in Question 10.c is acceptable only if the proof outlined in Questions 10.a and 10.b is not available and must include a description of what steps were taken to secure the requested documentation.



                                ORANGE FORM - 8

11. ADDITIONAL APRS


    Have you had more than one Affected Product Removed?

    Yes    No

    IF "YES," YOU MUST COMPLETE AN ADDITIONAL ORANGE FORM.


12. DERIVATIVE CLAIMS

    If there are Derivative Claimants who will be filing a claim for benefits, they must complete a Yellow Form.


13. DOCUMENT SUBMISSION

    All documents submitted in support of a claim must be page numbered and clearly labeled with the APR's full name and Sulzer Settlement Claim Number, if known, and attached to this Claim Form.

14. EXTRAORDINARY INJURY FUND ("EIF")

    If you believe that you are entitled to benefits pursuant to the EIF, you must also complete a Green Form in order to be considered for those benefits.

15. CHANGES TO APR OR REPRESENTATIVE CLAIMANT CONTACT INFORMATION

    Class Members must provide the Claims Administrator updated name, address, and telephone number information in order to ensure processing of their claim. Failure to provide updates may result in termination of a claim or disallowance of benefits. Class Members must include their Sulzer Settlement Claim Number on all correspondence to the Claims Administrator.

16. WAIVER OF OPT-OUT RIGHTS

    By submitting this form and agreeing to accept benefits pursuant to the Settlement Agreement, the undersigned knowingly waive(s) all Opt-Out Rights provided by the Settlement Agreement, as described in the Final Notice, and agree(s) not to object to the Settlement Agreement or to any Court's approval of the Settlement Agreement.

17. RELEASE AND COVENANT NOT TO SUE

    a. In consideration of the obligations of Sulzer as set forth in the Settlement Agreement, I, the undersigned Class Member, individually and for my heirs, beneficiaries, agents, estate, executors, administrators, personal representatives, successors and assignees, and/or, if my claim is that of a representative of a person who was implanted with an Affected Product or of the person who has a Derivative Claim arising out of the implantation of the Affected Product, in that capacity, whether as heir, beneficiary, agent, estate, executor, administrator, personal representative, successor, assignee, guardian, or otherwise, hereby expressly RELEASE AND FOREVER DISCHARGE AND AGREE NOT TO SUE Sulzer and all other Released Parties as to all Settled Claims. I understand that certain principles of law provide that a release may not extend to claims that I do not know or suspect to exist. I am aware that I may discover claims presently unknown or unsuspected or facts in addition to or different from those which I now believe to be


                                ORANGE FORM - 9
         true with respect to the matters released herein which may be applicable to this Settlement. Despite such principles of law, I HEREBY KNOWINGLY AND VOLUNTARILY RELINQUISH THE PROTECTIONS OF ALL SUCH FEDERAL OR STATE LAWS, RIGHTS, RULES OR LEGAL PRINCIPLES THAT MAY BE APPLICABLE AS FOLLOWS: I FULLY, FINALLY, AND FOREVER SETTLE AND RELEASE ANY AND ALL SETTLED CLAIMS, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future out of or relating to the purchase, use, manufacture, sale, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, and labeling of an Affected Product THAT I MAY HAVE AGAINST ANY RELEASED PARTY.

    b. For purposes of the Release and Covenant Not to Sue, the terms "Settled Claims" and "Released Parties" are defined as set forth in the Settlement Agreement, which is incorporated by reference.

    c. I agree that acceptance of benefits pursuant to the Settlement Agreement settles any lawsuit previously initiated by me, if any, asserting any Settled Claim against Sulzer or any other Released Party, and I stipulate and agree to the dismissal of all such claims, suits and proceedings, with prejudice and without costs and agree to cooperate as reasonably requested in order to effectuate such a dismissal.

18. CONFIDENTIALITY

    The person(s) signing below hereby consent(s) to the disclosure of the information contained herein to the extent necessary to process claims for benefits pursuant to the Settlement Agreement.

19. DECLARATION UNDER PENALTY OF PERJURY

    Each person signing below acknowledges and understands that this form is an official document sanctioned by the Court that presides over the legal action entitled In Re Sulzer Hip Prosthesis and Knee Prosthesis Product Liability Litigation. Submitting this Claim Form to the Claims Administrator is equivalent to filing it with the Court. After reviewing the information that has been provided on this form, including information, if applicable, that was supplied by a Board-Certified physician and/or an attorney, each person signing this form declares under penalty of perjury that all of the information provided in this form is true and correct to the best of that person's knowledge and belief.

                                                                /       /
    ---------------------------------------------------    -------------------
    (Signature of APR)                                     (Date - MM/DD/YYYY)

    OR

                                                                /       /
    ---------------------------------------------------    -------------------
    (Signature of Each Representative Claimant, if any)    (Date - MM/DD/YYYY)

Mail this Claim Form and all attachments to:

Claims Administrator
Sulzer Settlement Trust
P.O. Box 94558
Cleveland, Ohio 44101-4558


                                ORANGE FORM - 10

                  AUTHORIZATION FOR RELEASE OF MEDICAL RECORDS
                          AND OTHER HEALTH INFORMATION

I hereby authorize the use or disclosure of my individually identifiable health information and medical records as described below. I understand that this authorization is voluntary. I understand that because the organization authorized to receive the information is not a health plan or health care provider, the released information may no longer be protected by federal privacy regulations, but it will be subject to the confidentiality provisions of the Settlement Agreement.

INFORMATION AUTHORIZED FOR RELEASE: I authorize the release of the following records/recordings to the Sulzer Settlement Trust: any medical records that pertain or relate to the diagnosis, care or treatment of any disease, condition or procedure related to or arising from any implantation in the Patient/Affected Product Recipient of a hip or knee prosthesis(es) including information about the undersigned Affected Product Recipient or Patient, his/her hip or knee prosthesis(es), the hospital(s) where and surgeon(s) who made, provided, gave or performed any diagnosis, care treatment, or procedure, the manufacturer, product and lot numbers of any hip or knee prostheses, any surgery(ies) associated with the hip or knee prosthesis(es), the date(s) and nature of any medical treatment associated with the implant(s) of the hip or knee prosthesis(es), hospital reports including pre-admission and admission histories, treating and implanting surgeons' records, physical examinations, hospital discharge summaries, operative reports and nursing notes, anesthesia records, pathology reports, results/reports of all objective quantitative studies performed, progress notes, prescription records, medical records of cardiothoracic surgeons and/or cardiologists or neurologist, death summaries, certificate of death or autopsy report, and any billing records and/or payment records.

PATIENT/AFFECTED PRODUCT RECIPIENT IDENTIFICATION:


-----------------------------     ----------------     -------------------------
(First Name)                      (Middle Initial)     (Last Name)


     /        /                                   -       -
-------------------------                    -------------------------------
(Birth Date  MM/DD/YYYY)                     (Social Security Number)


--------------------------------------------------------------------------------
(List all other names that the APR uses or has used during the last ten years)

PERSONS/ORGANIZATIONS PROVIDING THE INFORMATION: Any organization maintaining records described above that are necessary to adjudicate the relevant claim filed under the Settlement Agreement.

FORWARD THE ABOVE RECORDS TO:
Claims Administrator
Sulzer Settlement Trust
P.O. Box 94558
Cleveland, OH 44101-4558
================================================================================
I understand that this authorization will expire three (3) years from the date I sign this document as indicated below. In addition, I understand that I may revoke this authorization at any time by notifying the providing organization in writing, but if I do revoke this authorization it will not have any effect on any actions any providing organization took before it received the revocation. Also, this authorization does not authorize the disclosure of any information other than the items referenced above.

                                                                                    /     /
----------------------------------------------------------------------------   -----------------
Signature of Patient/Affected Product Recipient or Authorized Representative   Date (MM/DD/YYYY)


------------------------------------------------------------------------------------------------------
Printed Name of Authorized Representative (if applicable)

-------------------------------------------------------------------------------------------------------
Relationship of Representative to Patient/Affected Product Recipient (if applicable)


                                ORANGE FORM - 11

                                                                       EXHIBIT D

================================================================================

                           PHYSICIAN DECLARATION FORM

         Sulzer Orthopedics Inc., Sulzer Medica AG (collectively "Sulzer") and Sulzer AG have agreed to settle certain legal claims that are pending or that may be brought against them relating to two implantable medical devices that Sulzer marketed, the Inter-Op(TM) Acetabular Shell and the Natural Knee II(R) Tibial Baseplate ("Affected Products"). Affected Product Recipients ("APRs") are those persons who have been implanted with one or more Affected Products.

         To register for benefits under the Sulzer Class Action Settlement Agreement, APRs must submit Claim Forms. To qualify for certain benefits, APRs also must submit this "Physician Declaration," wherein a treating physician(1) is required to certify that an APR has/had a particular medical condition. These conditions are set forth in the various Claim Forms, and include surgical removal and/or replacement of an Affected Product for a reason other than trauma ("Affected Product Revision Surgery" or "APRS").

         In completing this "Physician Declaration," you may consider the APR's medical records, charts, reports, diagnostic films, medical history or other sources of information that physicians regularly and routinely rely upon in their practice. By signing this Form, you certify that all opinions set forth in this "Physician Declaration" are offered to a reasonable degree of medical certainty.

         If this "Physician Declaration" is being used to supplement a prior Physician Declaration form, you only need to provide information which relates to a medical condition that has changed since the date on which any prior EIF Benefits Claim Form was completed.


1.      PHYSICIAN'S MEDICAL BACKGROUND

        ---------------------------    --------      ---------------------------
        (First Name)               (Middle Initial)  (Last Name)


        ------------------------------------------------------------------------
        (Office Address)

                                                                    -
        ----------------------------  --------   -------------------------------
        (City)                        (State)    (Zip Code)


        (    )        -                          (   )     -
        ------------------------------           -------------------------------
        (Area Code & Telephone Number)           (Fax Area Code & Number)


        Check whether you are:

            [ ]   A Board-Certified Orthopedic surgeon; or

            [ ]   A Board-Certified Cardiologist; or

            [ ]   A Board-Certified Cardiothoracic surgeon; or

            [ ]   A Board-Certified Neurologist; or

            [ ]   A Board-Certified Neurosurgeon; or

            [ ]   Other
                        ---------------------------------

         YOU MUST ATTACH A COPY OF YOUR CURRENT BOARD CERTIFICATION TO THIS DECLARATION.

----------

(1) The Claims Administrator MAY accept a "Physician Declaration" supplied by a Board-Certified orthopedic surgeon, neurologist, neurosurgeon, cardiologist and/or cardiothoracic surgeon ONLY where the treating physician is unavailable to certify these responses.

                           PHYSICIAN DECLARATION - 1



2.  PATIENT INFORMATION

    A.  State the name, birth date and social security number of the Affected
        Product Recipient ("APR") for whom you are providing the information contained in this Declaration.

        ----------------------------------------  -----  ----------------------
        (Affected Product Recipient's First Name) (Middle Initial) (Last Name)


            /       /                                 -          -
        ---------------------                   -------------------------------
        (Birth Date MM/DD/YYYY)                 (Social Security Number)


    B.  Are you one of the APR's treating physicians?

        [ ]  Yes      [ ]  No

    C. If "Yes," state your role in the APR's medical care and treatment relative to his/her Sulzer Implant:


        ------------------------------------------------------------------------

        ------------------------------------------------------------------------

3.  AFFECTED PRODUCT REVISION SURGERY NOT PERFORMED DUE TO TRAUMA

    An Affected Product Revision Surgery ("APRS") is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. Were any of the APR's Affected Product Revision Surgeries indicated as a result of trauma?

        [ ]  Yes      [ ]  No


FOR QUESTIONS 4-12, COMPLETE ONLY THOSE QUESTIONS THAT APPLY TO THE MEDICAL
CONDITION(s) OF THE APR.

4.  MATRIX LEVEL I (RECOMMENDED REVISION SURGERY)

    This question relates to MATRIX LEVEL I and must be completed ONLY if you are attesting that an Affected Product Revision Surgery for the APR is medically contraindicated.

    A. Is an Affected Product Revision Surgery for the APR medically contraindicated?

        [ ]  Yes      [ ]  No

    B. If "Yes," is there a medical condition that prevents the APR from undergoing the Affected Product Revision Surgery?

        [ ]  Yes      [ ]  No

    C. If "Yes," describe the medical condition(s) that prevent(s) replacement of the Affected Product:


        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

        -----------------------------------------------------------------------

                           PHYSICIAN DECLARATION - 2


    D. Did the APR have the medical condition(s) that prevents the APR from an APRS before the APR was implanted with an Affected
         Product?

         Yes  [ ]     No [ ]

    E.   Provide the date on which it was determined that an Affected Product
         Revision Surgery for the APR was medically contraindicated.    /   /
                                                                    ------------
                                                                    (MM/DD/YYYY)

5.  MATRIX LEVEL II (NON-REMOVAL SURGERY)

    This question relates only to MATRIX LEVEL II and should be completed ONLY if you are attesting that the APR underwent a non-removal surgery, wherein you have or another treating physician has attempted to secure an Affected
    Product using screws, cement, or some other means, as a result of non-traumatic loosening.

    A.   Did you perform one or more non-removal surgeries on the APR?

         Yes  [ ]     No [ ]

    B. If "No," state the name, address and telephone number of the treating surgeon:



        ---------------------------    --------      ---------------------------
        (First Name)               (Middle Initial)  (Last Name)


        ------------------------------------------------------------------------
        (Office Address)

                                                                    -
        ----------------------------  --------   -------------------------------
        (City)                        (State)    (Zip Code)

        (    )        -                          (   )     -
        ------------------------------           -------------------------------
        (Area Code & Telephone Number)           (Fax Area Code & Number)


   C.    Provide the date(s) on which the APR underwent a non-removal surgery:

             /   /                          /   /                     /   /
         ------------                   ------------              ------------
         (MM/DD/YYYY)                   (MM/DD/YYYY)              (MM/DD/YYYY)

   D.    Were any of the non-removal surgeries indicated as a result of trauma?

         Yes  [ ]     No [ ]


6. MATRIX LEVEL III (NON-AFFECTED PRODUCT REVISION SURGERY AND ADDITIONAL NON-AFFECTED PRODUCT REVISION SURGERIES)

    This question relates only to MATRIX LEVEL III and should be completed ONLY if you are attesting that an APR has undergone one or more Non-Affected Product Revision Surgeries ("NAPRS"), none of which was indicated as a result of trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.

                            PHYSICIAN DECLARATION - 3

   A.    Did you perform a NAPRS or an Additional NAPRS on the APR?

         Yes  [ ]     No [ ]

   B. If "No," state the name, address and telephone number of the treating surgeon(s):


        ---------------------------    --------      ---------------------------
        (First Name)               (Middle Initial)  (Last Name)


        ------------------------------------------------------------------------
        (Office Address)

                                                                    -
        ----------------------------  --------   -------------------------------
        (City)                        (State)    (Zip Code)

        (    )        -                          (   )           -
        ------------------------------           -------------------------------
        (Area Code & Telephone Number)           (Fax Area Code & Number)


   C.    Provide the date(s) on which the APR underwent a NAPRS:

             /   /                          /   /                     /   /
         ------------                   ------------              ------------
         (MM/DD/YYYY)                   (MM/DD/YYYY)              (MM/DD/YYYY)

   D. Was each of the NAPRS(s) performed on the same hip/knee that was implanted with an Affected Product?

         Yes  [ ]     No [ ]

   E.    Were any of the NAPRS(s) indicated as a result of trauma?

         Yes  [ ]     No [ ]

7.  MATRIX LEVEL IV (MAJOR SURGICAL COMPLICATIONS)

    This question relates only to MATRIX LEVEL IV and should be completed only if you are attesting that an APR has suffered one or more Major Surgical Complications as a result of a Covered Revision Surgery ("CRS"). A CRS is an Affected Product Revision Surgery ("APRS"), a Non-Affected Product Revision Surgery ("NAPRS"), or an Additional Non-Affected Product Revision Surgery ("Additional NAPRS"). An APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.

    A.   What Major Surgical Complication(s) do you believe was caused by a CRS?

         [ ]  Direct injury to the genito-urinary system during revision;

         [ ] Wound infection occurring within 180 days from the date of a CRS and requiring surgical debridement with prosthesis retention, resection arthroplasty, hip arthrodesis or reimplantation;


                            PHYSICIAN DECLARATION - 4



         [ ] (HIP ONLY) One or more dislocation(s)/subluxation(s) of the prosthetic femoral head occurring within ninety (90) days from the date of a CRS and requiring closed reduction under intravenous sedation or general anesthesia;

         [ ] Pulmonary embolism requiring hospitalization and/or placement of an inferior vena cava filter;

         [ ] Grade IV heterotopic ossification (as demonstrated on x-ray) and/or heterotopic ossification requiring surgical repair, each occurring within 180 days from the date of a CRS;

         [ ] (HIP ONLY) Non-union of a trochanteric osteotomy occurring within 180 days from the date of a CRS and requiring surgical repair;

         [ ] (KNEE ONLY) Non-union of either a tibial tubercle osteotomy occurring within 180 days from the date of a CRS and requiring surgical repair;

         [ ] Periprosthetic fracture experienced within ninety (90) days from the date of a CRS and requiring either open or closed reduction;

         [ ] (HIP ONLY) Abductor mechanism disruption occurring within 180 days from the date of a CRS and requiring surgical repair;

         [ ] (KNEE ONLY) Extensor mechanism disruption occurring within 180 days from the date of a CRS and requiring surgical repair; or

         [ ]  Other: Explain:
                             --------------------------------------------------

    B.   Date on which the Major Surgical Complication(s) was recognized:
                                                                         ------------
                                                                         (MM/DD/YYYY)

    C.   Did you diagnose the Major Surgical Complication(s) listed above?

         Yes  [ ]     No [ ]

    D. If "No," state the name, address and telephone number of the physician who diagnosed and treated the complication(s):

        ---------------------------    --------      ---------------------------
        (First Name)               (Middle Initial)  (Last Name)


        ------------------------------------------------------------------------
        (Office Address)

                                                                    -
        ----------------------------  --------   -------------------------------
        (City)                        (State)    (Zip Code)


        (    )        -                          (   )     -
        ------------------------------           -------------------------------
        (Area Code & Telephone Number)           (Fax Area Code & Number)

8.      MATRIX LEVEL V  (PERMANENT INJURY)

        This question relates only to MATRIX LEVEL V and should be completed
        ONLY if you are attesting that an APR has suffered one or more
        Permanent Injuries that were caused by a Covered Revision Surgery
        ("CRS").


                            PHYSICIAN DECLARATION - 5

        A CRS is an Affected Product Revision Surgery ("APRS"), a Non-Affected Product Revision Surgery ("NAPRS"), or an Additional Non-Affected Product Revision Surgery ("Additional NAPRS"). An APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.

         A. What Permanent Injury do you believe the APR suffered as a result of a CRS?

              [ ] Permanent nerve injury, as demonstrated by both objective physical examination and quantitative measures (e.g., EMG and/or nerve conduction studies) 365 days after the CRS;

              [ ] Permanent vascular injury as demonstrated by both objective physical examination and quantitative measures (e.g., angiogram) 365 days after the CRS;

              [ ] Permanent injury due to an infection (qualifying as a major complication under Matrix IV), as demonstrated by objective physical examination and quantitative measures 365 days after the CRS; or

              [ ]    Other: Explain:
                                    -------------------------------------------

         B. Date on which the APR underwent the CRS that you believe resulted in the Permanent Injury:

                  /   /
              ------------
              (MM/DD/YYYY)

         C.   Date on which the Permanent Injury was diagnosed:   /   /
                                                               ------------
                                                               (MM/DD/YYYY)

         D.   Did you diagnose the Permanent Injury listed above?

              Yes  [ ]     No [ ]

         E. If "No," state the name, address and telephone number of the physician who diagnosed and treated the Permanent Injury:


              ---------------------------    --------      --------------------
              (First Name)               (Middle Initial)  (Last Name)


              -----------------------------------------------------------------
              (Office Address)

                                                                    -
              ----------------------------  --------   ------------------------
              (City)                        (State)    (Zip Code)

              (    )        -                          (   )     -
              ------------------------------           -------------------------
              (Area Code & Telephone Number)           (Fax Area Code & Number)


         F. What is the nature of the Permanent Injury that you believe resulted from a CRS?

              [ ] MODERATE: Pain, sensory loss or gait alteration requiring narcotics and/or use of a cane or walker;

                            PHYSICIAN DECLARATION - 6

              [ ] SEVERE: Pain, sensory loss or gait alteration requiring a wheelchair and/or amputation;

              [ ]    Other: Explain:
                                    -------------------------------------------

                     ----------------------------------------------------------

         G. If you checked MODERATE in Question 7.F, describe the medical treatment that the APR has required as a result of the moderate Permanent Injury:

              -----------------------------------------------------------------

              -----------------------------------------------------------------


              Did the APR require the above medical treatment prior to the CRS?

              Yes  [ ]     No [ ]

         H. If you checked SEVERE in Question 8.F, describe the medical treatment that the APR has required as a result of the severe Permanent Injury:

              -----------------------------------------------------------------

              -----------------------------------------------------------------

              Did the APR require the above medical treatment prior to the CRS?

              Yes  [ ]     No [ ]


9.       MATRIX LEVEL VI (MYOCARDIAL INFARCTION)

         This question relates only to MATRIX LEVEL VI and should be completed ONLY if you believe that an APR has suffered a myocardial infarction during a Covered Revision Surgery ("CRS") or during the hospitalization associated with a CRS. A CRS is an Affected Product Revision Surgery ("APRS"), a Non-Affected Product Revision Surgery ("NAPRS"), or an Additional Non-Affected Product Revision Surgery ("Additional NAPRS"). An APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.

         A.   Did the APR suffer a myocardial infarction as a result of a CRS?

              Yes  [ ]     No [ ]

         B. Date on which the APR underwent the CRS that you believe resulted in that myocardial infarction:
                                            ------------
                                            (MM/DD/YYYY)


                            PHYSICIAN DECLARATION - 7


         C.   Date on which the myocardial infarction occurred:
                                                               ------------
                                                               (MM/DD/YYYY)

         D.   Did you diagnose the myocardial infarction?

              Yes  [ ]     No [ ]

         E. If "No," state the name, address and telephone number of the physician who diagnosed and treated the myocardial infarction:


              ---------------------------    --------      --------------------
              (First Name)               (Middle Initial)  (Last Name)


              -----------------------------------------------------------------
              (Office Address)

                                                                    -
              ----------------------------  --------   ------------------------
              (City)                        (State)    (Zip Code)

              (    )        -                          (   )     -
              ------------------------------           -------------------------
              (Area Code & Telephone Number)           (Fax Area Code & Number)

         F.   Check the appropriate box below for the New York Heart Association
              Functional Class(2) symptoms the APR had before the his/her myocardial infarction:

              [ ]  Class I;

              [ ]  Class II;

              [ ]  Class III; or

              [ ]  Class IV

         G.   Check the appropriate box below for the New York Heart Association
              Functional Class(3) symptoms the APR had after his/her myocardial infarction:

              [ ]  Class I;

              [ ]  Class II;

              [ ]  Class III; or

              [ ]  Class IV

10.      MATRIX LEVEL VII (STROKE)

         This question relates only to MATRIX LEVEL VII and should be completed
         ONLY if you believe that an APR has suffered a stroke during a Covered
         Revision Surgery ("CRS") or during the hospitalization associated with a CRS. A CRS is an Affected Product Revision Surgery ("APRS"), a
         Non-Affected Product Revision Surgery ("NAPRS"), or an Additional
         Non-Affected Product Revision Surgery ("Additional NAPRS"). An

----------

(2) See T. Andreoli, J. Bennett, C. Carpenter, F. Plum, L. Smith, Jr., Cecil Essentials of Medicine, at 12 (3d ed. 1993).

(3) See id.

                            PHYSICIAN DECLARATION - 8

         APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.


         A.   Did the APR suffer a stroke as a result of a CRS?

              Yes  [ ]     No [ ]


         B. Date on which the APR underwent the CRS that you believe caused the stroke:


                 /   /
              ------------
              (MM/DD/YYYY)


         C.   Date on which the stroke occurred:     /    /
                                                -----------------
                                                (MM/DD/YYYY)


         D.   Did you diagnose the stroke?

              Yes  [ ]     No [ ]


         E. If "No," state the name, address and telephone number of the physician who diagnosed and treated the stroke:


              ---------------------------    --------      --------------------
              (First Name)               (Middle Initial)  (Last Name)


              -----------------------------------------------------------------
              (Office Address)

                                                                    -
              ----------------------------  --------   ------------------------
              (City)                        (State)    (Zip Code)


              (    )        -                         (   )     -
              ------------------------------          -------------------------
              (Area Code & Telephone Number)          (Fax Area Code & Number)

         F. What is the APR's Functional Stroke Outcome Classification (as defined by the American Heart Association(4)?

              [ ]   Level I;

              [ ]   Level  II;

              [ ]   Level III; or

              [ ]   Level IV

----------

(4) See The American Heart Association Stroke Outcome Classification, 29 Stroke at 1274-75 (1998).

                            PHYSICIAN DECLARATION - 9

11.      MATRIX LEVEL VIII  (DEATH)

         This question relates only to MATRIX LEVEL VIII and should ONLY be completed if you believe that an APR has died during a Covered Revision Surgery ("CRS") or during the hospitalization associated with a CRS. A CRS is an Affected Product Revision Surgery ("APRS"), a Non-Affected Product Revision Surgery ("NAPRS"), or an Additional Non-Affected Product Revision Surgery ("Additional NAPRS"). An APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.


         A.   Date on which the death occurred:   /    /
                                               -------------
                                               (MM/DD/YYYY)


         B.   Date on which the CRS occurred:    /    /
                                             ------------
                                             (MM/DD/YYYY)


         C.   Did you perform the CRS that caused the APR's death?

              Yes  [ ]      No [ ]

         D. If "No," state the name, address and telephone number of the physician who did perform the CRS leading to the APR's death:


              ---------------------------    --------      --------------------
              (First Name)               (Middle Initial)  (Last Name)


              -----------------------------------------------------------------
              (Office Address)

                                                                    -
              ----------------------------  --------   ------------------------
              (City)                        (State)    (Zip Code)


              (    )        -                         (   )     -
              ------------------------------          -------------------------
              (Area Code & Telephone Number)          (Fax Area Code & Number)


12.      MATRIX LEVEL IX (MISCELLANEOUS COMPLICATION)

         This question relates only to MATRIX LEVEL IX and should ONLY be completed if you believe that an APR suffered injuries and/or damages not specifically addressed in Matrix Levels I-VIII.


         A.   What injury or damage do you believe the APR suffered?
                                                                    ------------

              ------------------------------------------------------------------

              ------------------------------------------------------------------


         B.   Date on which the APR was implanted with an Affected Product:   /   /
                                                                           ------------
                                                                           (MM/DD/YYYY)

                           PHYSICIAN DECLARATION - 10

         C.   Date on which the injury/damage was recognized:   /    /
                                                             -------------
                                                             (MM/DD/YYYY)

         D. Did you perform the Covered Revision Surgery ("CRS") that caused the APR's injury/damage?

              Yes  [ ]      No [ ]

         E. If "No," state the name, address and telephone number of the physician who did perform the CRS leading to the APR's injury/damage:



              ---------------------------    --------      --------------------
              (First Name)               (Middle Initial)  (Last Name)


              -----------------------------------------------------------------
              (Office Address)

                                                                    -
              ----------------------------  --------   ------------------------
              (City)                        (State)    (Zip Code)


              (    )        -                         (   )     -
              ------------------------------          -------------------------
              (Area Code & Telephone Number)          (Fax Area Code & Number)


         F. Name and address of the treating physician(s) (if other than you) who diagnosed and treated the injury/damage that you believe resulted from a CRS:



              ---------------------------    --------      --------------------
              (First Name)               (Middle Initial)  (Last Name)


              -----------------------------------------------------------------
              (Office Address)

                                                                    -
              ----------------------------  --------   ------------------------
              (City)                        (State)    (Zip Code)


              (    )        -                         (   )     -
              ------------------------------          -------------------------
              (Area Code & Telephone Number)          (Fax Area Code & Number)

13.      DECLARATION UNDER PENALTY OF PERJURY

         This form is an official document sanctioned by the Court that presides over the legal action entitled In Re Sulzer Hip Prosthesis and Knee Prosthesis Liability Litigation. Submitting the Physician Declaration to the Claims Administrator is equivalent to filing it with the Court. I declare under penalty of perjury that the information provided in this form is true and correct to the best of my knowledge, information and belief.

                                                             /      /
         -----------------------------                  ------------------------
         (Signature of Physician)                       (Date - MM/DD/YYYY)

                           PHYSICIAN DECLARATION - 11

                                                                       EXHIBIT E
                                   GREEN FORM
================================================================================

                         EXTRAORDINARY INJURY FUND (EIF)
                               BENEFITS CLAIM FORM

                         AFFECTED PRODUCT RECIPIENT ONLY

THIS GREEN FORM IS TO BE USED BY ANY CLASS MEMBER REGISTERING FOR SETTLEMENT BENEFITS FROM THE EXTRAORDINARY INJURY FUND ("EIF"). A TIMELY BLUE OR ORANGE FORM (WHICHEVER APPROPRIATE) MUST HAVE BEEN COMPLETED IN ADDITION TO THIS EIF BENEFITS FORM (GREEN FORM). THIS COMPLETED FORM MUST BE POSTMARKED TO THE CLAIMS ADMINISTRATOR (C/O SULZER SETTLEMENT TRUST, P.O. BOX 94558, CLEVELAND, OHIO 44101-4558) ON OR BEFORE THE DATE THAT IS THE LATER OF:

    o 545 DAYS AFTER THE DATE OF THE APPLICABLE COVERED REVISION SURGERY ("CRS")(1); OR

    o    180 DAYS AFTER A NON-REMOVAL SURGERY; OR

    o 180 DAYS AFTER THE APR'S TREATING PHYSICIAN'S DETERMINATION THAT AN APRS WOULD BE INDICATED BUT FOR A MEDICAL CONDITION(s); OR

    o    180 DAYS AFTER TRIAL COURT APPROVAL.


SEE THE FINAL NOTICE OF SETTLEMENT OF NATIONWIDE HIP PROSTHESIS AND KNEE PROSTHESIS PRODUCT LIABILITY CLASS ACTION LITIGATION ("FINAL NOTICE"), THE CLASS MEMBER AND ATTORNEY GUIDE, OR THE SETTLEMENT AGREEMENT FOR FURTHER INFORMATION. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THIS CLAIM FORM AND THE TERMS OF THE SETTLEMENT AGREEMENT, THE TERMS OF THE SETTLEMENT AGREEMENT CONTROL.

All responses must be PRINTED or TYPED. By completing this Green Form, you(2) are registering for benefits under the Settlement Agreement. If you have retained an attorney regarding your claim, you should consult with your attorney about your options under the Settlement Agreement.

1. INDICATE BY CHECKING THE APPROPRIATE BOX BELOW WHETHER THE APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL, A REPROCESSED INTER-OP(TM) SHELL OR A SULZER TIBIAL BASEPLATE. NOTE: CHECK ONLY ONE BOX. IF THE APR HAS BEEN IMPLANTED WITH MORE THAN ONE AFFECTED PRODUCT, YOU MUST COMPLETE A CLAIM FORM FOR EACH AFFECTED PRODUCT IMPLANTED.

         [ ]  APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL.

              OR

         [ ]  APR WAS IMPLANTED WITH A REPROCESSED INTER-OP(TM) SHELL.

              OR

         [ ]  APR WAS IMPLANTED WITH A SULZER TIBIAL BASEPLATE.

----------

         (1) A CRS is an Affected Product Revision Surgery ("APRS"), a Non-Affected Product Revision Surgery ("NAPRS"), or an Additional Non-Affected Product Revision Surgery ("Additional NAPRS"). An APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery in respect of a hip or knee that previously underwent an APRS. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.

         (2) "You" or "your" when used throughout this Claim Form refers to the APR or to the Representative Claimant of the APR.


                                 GREEN FORM - 1

2. AFFECTED PRODUCT RECIPIENT INFORMATION


  ---------------------------    --------      --------------------------------
   (First Name)               (Middle Initial)  (Last Name)


  ------------------------------------------------------------------------------
  (List all other names that the APR uses or has used during the last ten years)


  -----------------------------------------------------------------------------
  (Street Address)


                                                                      -
  -------------------------------  --------     -------------------------------
  (City)                           (State)      (Zip Code)

  (    )        -                          (   )     -
  ----------------------------------       ------------------------------------
  (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)



  -----------------------------------------------------------------------------
  (Email Address, if any)


       /     /                                    -         -
  -----------------------                    -------------------------------
  (Birth Date MM/DD/YYYY)                    (Social Security Nunber)


  --------------------------------
  (Sulzer Settlement Claim Number)


3.  REPRESENTATIVE CLAIMANT INFORMATION

    IF YOU ARE THE REPRESENTATIVE CLAIMANT OF A LIVING PERSON OR THE ESTATE OF A DECEASED PERSON WHO IS OR WAS AN APR AND WHO EITHER HAS OR HAD A CONDITION THAT YOU BELIEVE QUALIFIES THE APR OR THE ESTATE OF THE APR FOR COMPENSATION UNDER THE EIF, YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW.

    ---------------------------    --------      ------------------------------
    (First Name)               (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (List all other names that you use or have used during the last ten years)


    ---------------------------------------------------------------------------
    (Street Address)


                                                                      -
    -------------------------------  --------     -----------------------------
    (City)                           (State)      (Zip Code)

    (    )        -                          (   )     -
    ----------------------------------       ----------------------------------
    (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)



    ---------------------------------------------------------------------------
    (Email Address, if any)


         /     /                                  -         -
    -----------------------                  ----------------------------------
    (Birth Date MM/DD/YYYY)                  (Social Security Nunber)


     --------------------------------
     (Sulzer Settlement Claim Number, if known)


    ---------------------------------------------------------------------------
    (Legal Relationship to APR, i.e., Trustee, Power of Attorney, etc.)




                                 GREEN FORM - 2

    IF YOU ARE A REPRESENTATIVE CLAIMANT, YOU MUST ATTACH A COPY OF YOUR COURT APPROVAL OR OTHER AUTHORIZATION TO REPRESENT THE APR IN THIS SETTLEMENT. MARK THE APPROPRIATE BOX BELOW TO INDICATE YOUR PREVIOUS OR CURRENT SUBMISSION OF A COURT APPROVAL OR AUTHORIZATION:

        [ ] I have provided the requested documentation previously on another form and there is no change.

        [ ] A copy of my court approval or other authorization to represent the APR is attached.


4.  ATTORNEY INFORMATION

    Are you represented by an attorney in connection with this claim?

    Yes    [ ]       No     [ ]

    IF "YES," YOU MUST PROVIDE THE FOLLOWING INFORMATION. NOTE: IF INFORMATION PREVIOUSLY PROVIDED REMAINS CURRENT, YOU MAY PROCEED TO QUESTION 5.


    ---------------------------------------------------------------------------
    (Law Firm Name)


    ---------------------------------------------------------------------------
    (Attorney's Name)


    ---------------------------------------------------------------------------
    (Street Address)


                                                                -
    -------------------------------  --------   -------------------------------
    (City)                           (State)      (Zip Code)

    (    )        -                          (   )     -
    ----------------------------------      -----------------------------------
    (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)



    ---------------------------------       -----------------------------------
    (Email Address, if any)                 (Attorney Tax Identification Number)


    State the date on which your attorney-client agreement
    was signed:
                ------------
                (MM/DD/YYYY)

                NOTE: A copy of such attorney-client agreement must be attached if you did not previously provide it with your Blue or Orange Form.

    State the total amount of litigation expenses that were incurred in relation to your claim(s): $
                       ------------------

                NOTE: An itemization of all litigation expenses must be attached.

5.  CHANGE IN CONDITION

    If you have qualified for settlement benefits (but not benefits from the EIF) and you subsequently develop a medical condition that qualifies you for EIF benefits, then you have a right to receive additional compensation. You must file a Green Form to receive EIF benefits.

    If you have previously submitted a Green Form and your medical condition worsens and your change places you on a higher Matrix Level, then you have a right to receive incremental payments. To seek additional payment based on a worsened medical condition, you must complete another Green Form.


                                 GREEN FORM - 3

    NOTE: If this Green Form is used to supplement a prior claim, the entire Claim Form does not have to be completed again in full. You need only submit changes to information previously provided. The Physician responsible for completing the "Physician Declaration" should complete only those portions of the form that reflect a change in condition from the condition described in the prior Claim Form(s).

    Check the appropriate box below:

    [ ] This is an original Green Form.       [ ] This is a Green Form seeking
                                                  additional compensation for a
                                                  worsened medical condition.

6.  REQUESTED SUPPLEMENTATION

    If you have submitted a Green Form and receive a Tentative Determination Letter or other communication from the Claims Administrator requesting supplemental documentation to support your claim for EIF benefits, you have the right to provide any additional, new documentation or evidence that further supports your claim. All such new documentation must be submitted via cover letter specifying the Sulzer Settlement Claim Number, outlining the new or additional information, and attaching all supporting documentation or evidence.

    NOTE: Individuals submitting such additional documentation need not submit a new Claim Form for this --- purpose. A cover letter as indicated above will suffice.

7.  MATRIX LEVELS

    Check each Matrix Level under which you believe you are entitled to compensation from the EIF and then for Questions 8-16, only complete those question(s) that apply to the Matrix Level(s) you check below. For Questions 8-16, do not complete any question(s) for which you do not believe you are entitled to compensation.

    [ ]  Matrix Level I (Revision Surgery Indicated But For A Medical Condition)

    [ ]  Matrix Level II (Non-Removal Surgery)

    [ ] Matrix Level III (Non-Affected Product Revision Surgery and Additional Non-Affected Product Revision Surgeries)

    [ ]  Matrix Level IV (Revision Surgery:  Major Complication)

    [ ]  Matrix Level V (Revision Surgery:  Permanent Injury)

    [ ]  Matrix Level VI (Revision Surgery:  Myocardial Infarction)

    [ ]  Matrix Level VII (Revision Surgery:  Stroke)

    [ ]  Matrix Level VIII (Revision Surgery:  Death)

    [ ]  Matrix Level IX (Miscellaneous Complication or Other Harm)

    NOTE: For all Matrix Levels, you must complete the Medical Authorization Form on the last page of this Green Form. For certain Matrix Levels, it is mandatory that you provide a "Physician Declaration" to support your claims. A Physician Declaration Form is included in the Final Notice Packet.


                                 GREEN FORM - 4

8.  MATRIX LEVEL I (Revision Surgery Indicated But For a Medical Condition)

    This question relates to MATRIX LEVEL I and should be completed only if an Affected Product Revision Surgery (APRS) would be medically contraindicated. If you believe that you qualify for benefits pursuant to MATRIX LEVEL I, you must provide the following information:

    A. DATE THE AFFECTED PRODUCT WAS IMPLANTED:     /       /
                                               ----------------
                                                 (MM/DD/YYYY)

    B. NAME AND ADDRESS OF HOSPITAL OF IMPLANTATION:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    C. IMPLANTING SURGEON OF AFFECTED PRODUCT:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )       -                              (   )       -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    D. TREATING SURGEON (IF DIFFERENT THAN ABOVE) WHO BELIEVES THAT AN APRS WOULD BE MEDICALLY CONTRAINDICATED:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )       -                              (   )       -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)



                                 GREEN FORM - 5

    E. TREATING PHYSICIAN (IF DIFFERENT THAN ABOVE) WHO BELIEVES THAT YOUR MEDICAL CONDITION PREVENTS YOU FROM HAVING AN APRS:


    ----------------------------------      ------       ----------------------
    (Treating Physician's First Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    F. DATE ON WHICH YOU WERE ADVISED BY YOUR TREATING PHYSICIAN THAT AN APRS WAS INDICATED:

            /   /
        ------------
        (MM/DD/YYYY)

    G. TO THE BEST OF YOUR KNOWLEDGE, STATE THE MEDICAL CONDITION(s) THAT PREVENTED YOU FROM UNDERGOING AN APRS:

       -------------------------------------------------------------------------

       -------------------------------------------------------------------------

    H. TO THE BEST OF YOUR KNOWLEDGE, DID YOU HAVE THE MEDICAL CONDITION(s) THAT PREVENTED YOU FROM UNDERGOING AN APRS BEFORE YOU WERE IMPLANTED WITH AN AFFECTED PRODUCT?

       Yes  [ ]    No   [ ]       Don't Know   [ ]

    I. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL I, YOU MUST ATTACH THE FOLLOWING INFORMATION:

       [ ] The hospital records evidencing the implantation of an Affected Product that should include, without limitation, a preadmission/admission history and physical examination, an operative report, progress notes and a discharge summary; AND

       [ ] The medical records of the surgeon who implanted the Affected Product; AND

       [ ] The medical records of the treating surgeon (if different than above) who believes that an APRS is medically contraindicated; AND

       [ ] A completed "Physician Declaration" from your treating surgeon wherein the surgeon: (i) attests that an APRS would be medically contraindicated; and (ii) describes the change(s) in your physical condition (between the time of implantation and the time the physician determined the need for APRS) that makes an APRS contraindicated;(3) AND

----------

         (3) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified physician if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating physician.



                                 GREEN FORM - 6

       [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

             NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. An execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

9.  MATRIX LEVEL II (Non-Removal Surgery)

    This question relates only to Matrix Level II and should be completed only if you have undergone a Non-Removal Surgery, wherein your treating surgeon has attempted to secure an Affected Product (for example, by using screws or cement) as a result of non-traumatic loosening. If you believe that you qualify for benefits pursuant to Matrix Level II, you must provide the following information:

    A. HOW MANY NON-REMOVAL SURGERIES HAVE YOU UNDERGONE?

       [ ]  1      [ ] 2      [ ] 3       [ ]  Other

    B. FOR EACH NON-REMOVAL SURGERY, YOU MUST PROVIDE THE FOLLOWING:

       Date of Non-Removal Surgery:    /    /
                                   ------------
                                   (MM/DD/YYYY)

    C. NAME AND ADDRESS OF HOSPITAL WHERE NON-REMOVAL SURGERY OCCURRED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    D. NAME AND ADDRESS OF SURGEON WHO PERFORMED THE NON-REMOVAL SURGERY:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    ---------------------------------------------------------------------------
    (Reason/Indication for Non-Removal surgery)

    IF YOU REQUIRED MORE THAN ONE (1) NON-REMOVAL SURGERY, CHECK HERE [ ] AND MAKE A COPY OF THIS PAGE TO PROVIDE THE ADDITIONAL INFORMATION AND ATTACH IT TO THIS CLAIM FORM.


                                 GREEN FORM - 7

E. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL II, YOU MUST ATTACH THE FOLLOWING INFORMATION:

        [ ] The medical records of the treating surgeon who performed each Non-Removal Surgery; AND

        [ ] The hospital records evidencing each Non-Removal Surgery that must include, without limitation, a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

        [ ] A completed "Physician Declaration" from your treating surgeon wherein the physician attests that each Non-Removal Surgery (for which compensation is sought pursuant to MATRIX LEVEL II) was not indicated as a result of trauma;(4)

        NOTE: A completed "Physician Declaration" is only required if the APR's hospital/medical records fail to specifically indicate that each Non-Removal Surgery was not indicated as a result of trauma.

        AND

        [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

        NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. An execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

10. MATRIX LEVEL III (Non-Affected Product Revision Surgery and Additional Non-Affected Product Revision Surgeries)

    This question relates only to MATRIX LEVEL III and should be completed only if you have undergone one or more Non-Affected Product Revision Surgery ("NAPRS")(5). If you believe that you qualify for benefits pursuant to MATRIX LEVEL III, you must provide the following information:

    A. HOW MANY NON-AFFECTED PRODUCTS HAVE YOU HAD REMOVED/REVISED?

       [ ]  1        [ ]  2      [ ]  3      [ ]  Other

    B. For each NAPRS, you must provide the following:

       Date of NAPRS:    /  /
                     ------------
                     (MM/DD/YYYY)

----------

         (4) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified orthopedic surgeon if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating orthopedic surgeon.

         (5) A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery in respect of a hip or knee that previously underwent an APRS. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee.


                                 GREEN FORM - 8

C.  HOSPITAL WHERE NAPRS OCCURRED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

D.  NAME OF SURGEON WHO PERFORMED NAPRS:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    ---------------------------------------------------------------------------
    (Reason/Indication for Non-Removal surgery)

IF YOU REQUIRED MORE THAN ONE (1) NAPRS, CHECK HERE [ ] AND MAKE A COPY OF THIS PAGE TO PROVIDE THE ADDITIONAL INFORMATION AND ATTACH IT TO THIS CLAIM FORM.

E. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL III, YOU MUST ATTACH THE FOLLOWING INFORMATION:


[ ]     The medical records of the treating surgeon who performed each NAPRS;
        AND

[ ] The hospital records evidencing each NAPRS that must include, without limitation, a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

[ ] A completed "Physician Declaration" from your treating surgeon wherein the physician attests that each NAPRS (for which compensation is sought pursuant to MATRIX LEVEL III) was not indicated as a result of trauma;(6)

        NOTE: A completed "Physician Declaration" is only required if the APR's hospital/medical records fail to specifically indicate that the NAPRS and any Additional NAPRS were not indicated as a result of trauma.

        AND

[ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

----------


         (6) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified orthopedic surgeon if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating orthopedic surgeon.


                                 GREEN FORM - 9

         NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. An execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

11. MATRIX LEVEL IV (Revision Surgery: Major Complication)

    This question relates only to MATRIX LEVEL IV and should be completed only if you have suffered a Major Surgical Complication as a result of a Covered Revision Surgery ("CRS"). A CRS is an Affected Product Revision Surgery ("APRS"), a Non-Affected Product Revision Surgery ("NAPRS"), or an Additional Non-Affected Product Revision Surgery ("Additional NAPRS"). An APRS is a surgical removal and/or replacement of an Affected Product for a reason other than trauma. A NAPRS is a surgery (not indicated as a result of trauma) that was performed to remove and/or replace a product that is not an Affected Product within 180 days of an Affected Product Revision Surgery in respect of a hip or knee that previously underwent an APRS. An Additional NAPRS is a surgery, not the result of trauma, that was performed to remove and/or replace a product that is not an Affected Product after a NAPRS and prior to the date that is 365 days after the initial Affected Product Revision Surgery with respect to the same hip or knee. If you believe that you qualify for benefits pursuant to MATRIX LEVEL IV, you must provide the following information:


    A. WHAT MAJOR SURGICAL COMPLICATION(s) DO YOU BELIEVE HAVE RESULTED FROM A CRS?

         [ ]   Direct injury to the genito-urinary system during revision;

         [ ] Wound infection occurring within 180 days from the date of a CRS and requiring surgical debridement with prosthesis retention, resection arthroplasty, hip arthrodesis or reimplantation;

         [ ] (HIP ONLY) One or more dislocation(s)/subluxation(s) of the prosthetic femoral head occurring within ninety (90) days from the date of a CRS and requiring closed reduction under intravenous sedation or general anesthesia;

         [ ] Pulmonary embolism requiring hospitalization and/or placement of an inferior vena cava filter;

         [ ] Grade IV heterotopic ossification (as demonstrated on x-ray) and/or heterotopic ossification requiring surgical repair, each occurring on or before 180 days from the date of a CRS;

         [ ] (HIP ONLY) Non-union of a trochanteric osteotomy occurring within 180 days from the date of a CRS and requiring surgical repair;

         [ ] (KNEE ONLY) Non-union of a tibial tubercle osteotomy occurring within 180 days from the date of a CRS and requiring surgical repair;

         [ ] Periprosthetic fracture experienced within thirty (30) days from the date of a CRS and requiring either open or closed reduction;

         [ ] (HIP ONLY) Abductor mechanism disruption occurring within 180 days from the date of a CRS and requiring surgical repair;

         [ ] (KNEE ONLY) Extensor mechanism disruption occurring within 180 days from the date of a CRS and requiring surgical repair; or

         [ ]   Other:  Explain:
                               ------------------------------------------------

               ----------------------------------------------------------------


                                GREEN FORM - 10

B.    DATE ON WHICH THE MAJOR SURGICAL COMPLICATION WAS RECOGNIZED:   /   /
                                                                   -------------
                                                                   (MM/DD/YYYY)

    C.  DATE ON WHICH THE CRS THAT YOU BELIEVE RESULTED IN THE MAJOR SURGICAL
        COMPLICATION WAS PERFORMED:    /   /
                                   -------------
                                   (MM/DD/YYYY)

    D. HOSPITAL WHERE THE CRS THAT YOU BELIEVE RESULTED IN THE MAJOR SURGICAL COMPLICATION OCCURRED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    E. NAME AND ADDRESS OF THE TREATING PHYSICIAN(s) WHO DIAGNOSED AND TREATED THE MAJOR SURGICAL COMPLICATIONS THAT YOU BELIEVE RESULTED FROM A CRS:


    ----------------------------------      ------       ----------------------
    (Treating Physician's First Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
        (City)                        (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    F. HOSPITAL WHERE THE MAJOR SURGICAL COMPLICATION THAT YOU BELIEVE RESULTED FROM A CRS WAS TREATED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    G. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL IV, YOU MUST ATTACH THE FOLLOWING INFORMATION:

        [ ] The hospital records evidencing each CRS that you believe resulted in a Major Surgical Complication that must include, without limitation, a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

        [ ] The medical records of each treating surgeon who performed a CRS that you believe resulted in a Major Surgical Complication; AND


                                GREEN FORM - 11

        [ ] The hospital records evidencing treatment of each Major Surgical Complication (for which compensation is sought) that should include, but not be limited to (where applicable), a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

        [ ] The medical records of the treating surgeon(s) (if different than above) who treated the Major Surgical Complication (for which compensation is sought); AND

        [ ] A completed "Physician Declaration" from your treating surgeon wherein he/she causally relates a Major Surgical Complication to a CRS(7); AND

        [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

               NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. Execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

12. MATRIX LEVEL V (Permanent Injury)

    This section relates only to MATRIX LEVEL V and should be completed only if you have suffered a Permanent Injury as a result of a CRS (see definition of CRS in Question 11). If you believe that you qualify for benefits pursuant to MATRIX LEVEL V, you must provide the following information:

    A. WHAT PERMANENT INJURY DO YOU BELIEVE THAT YOU HAVE SUFFERED AS A SURGICAL COMPLICATION OF A CRS?

        [ ] Permanent nerve injury, either moderate or severe, as demonstrated by objective physical examination and quantitative measures (e.g., EMG and/or nerve conduction studies) 365 days after a CRS; or

        [ ] Permanent vascular injury, either moderate or severe, as demonstrated by objective physical examination and quantitative measures (e.g., angiogram) 365 days after a CRS; or

        [ ] Permanent injury due to an infection (qualifying as a major complication under MATRIX IV), either moderate or severe, as demonstrated by objective physical examination and quantitative measures 365 days after a CRS; or

        [ ]    Other:  Explain:
                               ------------------------------------------------

               ----------------------------------------------------------------

    B.  DATE ON WHICH THE CRS THAT YOU BELIEVE RESULTED IN THE PERMANENT INJURY
        WAS PERFORMED:   /   /
                      -----------
                      (MM/DD/YYYY)

----------

         (7) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified orthopedic surgeon if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating orthopedic surgeon.


                                GREEN FORM - 12

    C. HOSPITAL WHERE THE CRS THAT YOU BELIEVE RESULTED IN THE PERMANENT INJURY OCCURRED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    D. NAME AND ADDRESS OF THE TREATING SURGEON WHO PERFORMED THE CRS THAT YOU BELIEVE RESULTED IN THE PERMANENT INJURY:


    ----------------------------------     ------       ----------------------
    (Treating Surgeon's First Name)   (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)



    E. DATE ON WHICH THE PERMANENT INJURY THAT YOU BELIEVE RESULTED FROM A CRS WAS DIAGNOSED:

             /   /
         ------------
         (MM/DD/YYYY)

    F. TREATING PHYSICIAN(S) WHO DIAGNOSED THE PERMANENT INJURY YOU BELIEVE RESULTED FROM A CRS:


    ----------------------------------      ------       ----------------------
    (Treating Physician's First Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    G. HOSPITAL/FACILITY WHERE THE PERMANENT INJURY THAT YOU BELIEVE RESULTED FROM A CRS WAS CONFIRMED BY QUANTITATIVE MEASURES (E.G., EMG, NERVE CONDUCTION STUDY, ANGIOGRAM): -


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


                                GREEN FORM - 13

    H. WHAT IS THE NATURE OF THE PERMANENT INJURY THAT YOU BELIEVE RESULTED FROM A CRS?

         [ ] MODERATE: Pain, sensory loss or gait alteration requiring narcotics and/or use of a cane or walker;

         [ ] SEVERE: Pain, sensory loss or gait alteration requiring a wheelchair and/or amputation;

         [ ]   Other Explain:
                             --------------------------------------------------

               ----------------------------------------------------------------

    I. NAME AND ADDRESS OF ALL PHYSICIAN(s) WHO HAVE TREATED YOU FOR THE PERMANENT INJURY THAT YOU BELIEVE RESULTED FROM A CRS. MAKE A COPY OF THIS PAGE IF YOU REQUIRE ADDITIONAL SPACE AND ATTACH IT TO THIS CLAIM
         FORM:


    ----------------------------------      ------       ----------------------
    (Treating Physician's First Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    J. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL V, YOU MUST ATTACH THE FOLLOWING INFORMATION:

         [ ] The hospital records evidencing each CRS that you believe resulted in a Permanent Injury that must include, without limitation, a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

         [ ] The medical records of each treating surgeon who performed a CRS that you believe resulted in a Permanent Injury; AND

         [ ] The medical records of the treating surgeon(s) (if different than above) who diagnosed the Permanent Injury that you believe resulted from a CRS; AND

         [ ] The hospital records confirming the diagnosis of a Permanent Injury that you believe resulted from a CRS that should include but not be limited to (where applicable) a preadmission/admission history and physical examination, results/reports of all objective quantitative studies performed (EMG, nerve conduction study, angiogram), an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

         [ ] Hospital records (if different than above) evidencing treatment of the Permanent Injury that you believe resulted from a CRS that should include but not be limited to (where applicable) a preadmission/admission history and physical examination, operative report, operative nursing notes anesthesia records, and a discharge summary; AND

         [ ] The medical records of the treating surgeon(s) (if different than above) who treated the Permanent Injury that you believe resulted from a CRS; AND


                                GREEN FORM - 14

         [ ] A completed "Physician Declaration" from your treating surgeon wherein your physician 1) documents a Permanent Injury (as confirmed by both objective physical signs and quantitative measures 365 days or more after a CRS); 2) describes the nature of the Permanent Injury (i.e. whether it is one requiring narcotics, use of a cane, walker, wheelchair or amputation); and
               3) causally relates that Permanent Injury to a CRS(8); AND

         [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

               NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. Execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

13.  MATRIX LEVEL VI  (Revision Surgery:  Myocardial Infarction)

     This question relates only to MATRIX LEVEL VI and should be completed only if you have suffered a myocardial infarction during a CRS or during the hospitalization associated with a CRS(9) (see definition of CRS in Question
     11). If you believe that you qualify for benefits pursuant to MATRIX LEVEL VI, you must provide the following information:

     A. DATE ON WHICH THE MYOCARDIAL INFARCTION THAT YOU BELIEVE WAS PRECIPITATED BY A CRS OCCURRED:


             /   /
         ------------
         (MM/DD/YYYY)

     B. DATE ON WHICH THE CRS THAT YOU BELIEVE PRECIPITATED THE MYOCARDIAL INFARCTION WAS PERFORMED:


             /   /
         ------------
         (MM/DD/YYYY)

     C. DATE ON WHICH YOU WERE DISCHARGED FROM THE HOSPITAL WHERE THE CRS THAT YOU BELIEVE PRECIPITATED YOUR MYOCARDIAL INFARCTION WAS PERFORMED:

             /   /
         ------------
         (MM/DD/YYYY)

----------

         (8) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified orthopedic surgeon if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating orthopedic surgeon.

         (9) The Claims Administrator may compensate individuals whose treating cardiothoracic surgeon or treating cardiologist causally relates to the CRS a myocardial infarction that did not occur during a CRS or during the hospitalization associated with a CRS.



                                GREEN FORM - 15

    D. NAME AND ADDRESS OF THE HOSPITAL WHERE THE CRS THAT YOU BELIEVE PRECIPITATED YOUR MYOCARDIAL INFARCTION WAS PERFORMED: -

    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    E. SURGEON WHO PERFORMED THE CRS THAT YOU BELIEVE PRECIPITATED YOUR MYOCARDIAL INFARCTION:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
        (City)                        (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    F.   NAME AND ADDRESS OF THE CARDIOTHORACIC SURGEON(s) AND/OR
         CARDIOLOGIST(s) WHO DIAGNOSED AND TREATED THE MYOCARDIAL INFARCTION THAT YOU BELIEVE WAS PRECIPITATED BY A CRS:

    ---------------------------------------------------------------------------
    (Cardiothoracic Surgeon's and/or Cardiologist's Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    G. NAME AND ADDRESS OF THE HOSPITAL WHERE THE MYOCARDIAL INFARCTION THAT YOU BELIEVE WAS PRECIPITATED BY A CRS WAS DIAGNOSED AND TREATED:

    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
        (City)                        (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


                                GREEN FORM - 16

    H. CHECK THE APPROPRIATE BOX BELOW FOR THE NEW YORK HEART ASSOCIATION FUNCTIONAL CLASS(10) SYMPTOMS YOU HAD BEFORE THE MYOCARDIAL INFARCTION THAT YOU BELIEVE WAS PRECIPITATED BY A CRS:

         [ ]    Class I;

         [ ]    Class II;

         [ ]    Class III; or

         [ ]    Class IV

    I. CHECK THE APPROPRIATE BOX BELOW FOR THE NEW YORK HEART ASSOCIATION FUNCTIONAL CLASS(11) SYMPTOMS YOU HAD AFTER THE MYOCARDIAL INFARCTION THAT YOU BELIEVE WAS PRECIPITATED BY A CRS:

         [ ]    Class I;

         [ ]    Class II;

         [ ]    Class III; or

         [ ]    Class IV

    J. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL VI, YOU MUST ATTACH THE FOLLOWING INFORMATION:


         [ ] The hospital records evidencing the CRS that you believe precipitated your myocardial infarction that should include, but not be limited to, a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

         [ ] The medical records of each treating surgeon who performed the CRS that you believe precipitated your myocardial infarction; AND

         [ ] The hospital records (if different than above) evidencing treatment of your myocardial infarction that you believe was precipitated by a CRS, that should include, but not be limited to (where applicable), preadmission/admission history and physical examination, operative report, operative nursing notes, anesthesia records and a discharge summary; AND

         [ ] The medical records of the cardiothoracic surgeon(s) and/or cardiologist(s) who diagnosed and treated your myocardial infarction that you believe was precipitated by a CRS; AND

----------

         (10) See T. Andreoli, J. Bennett, C. Carpenter, F. Plum, L. Smith, Jr., Cecil Essentials of Medicine, at 12 (3d ed. 1993).

         (11) See id.



                                GREEN FORM - 17

         [ ] A completed "Physician Declaration" from a treating cardiothoracic surgeon and/or treating cardiologist wherein the physician documents a 1, 2 or 3 class change in Functional Classification (as defined by the New York Heart
                Association(12))(13); AND

         [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

                NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. Execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

14.     MATRIX LEVEL VII (Stroke)

        This question relates only to MATRIX LEVEL VII and should be completed only if you have suffered a stroke during a CRS or during the hospitalization associated with a CRS(14) (see definition of CRS in Question 11). If you believe that you qualify for benefits pursuant to MATRIX LEVEL VII, you must provide the following information:

    A.  DATE ON WHICH THE STROKE THAT YOU BELIEVE WAS PRECIPITATED BY A CRS
        OCCURRED:


             /   /
         ------------
         (MM/DD/YYYY)

    B.  DATE ON WHICH THE CRS THAT YOU BELIEVE PRECIPITATED THE STROKE WAS
        PERFORMED:


             /   /
         ------------
         (MM/DD/YYYY)

    C.  DATE ON WHICH YOU WERE DISCHARGED FROM THE HOSPITAL WHERE THE CRS THAT
        YOU BELIEVE PRECIPITATED YOUR STROKE WAS PERFORMED:   /   /
                                                           -----------
                                                           (MM/DD/YYYY)

    D. NAME AND ADDRESS OF THE HOSPITAL WHERE THE CRS THAT YOU BELIEVE PRECIPITATED YOUR STROKE WAS PERFORMED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

----------

         (12) See id.

         (13) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified cardiothoracic surgeon or Board-Certified cardiologist if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating cardiothoracic surgeon and/or a treating cardiologist.

         (14) The Claims Administrator may compensate individuals whose treating neurosurgeon or treating neurologist causally relates to the CRS a stroke that did not occur during a CRS or during the hospitalization associated with a CRS.


                                GREEN FORM - 18

    E.  SURGEON WHO PERFORMED THE CRS THAT YOU BELIEVE PRECIPITATED YOUR STROKE:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    F. NAME AND ADDRESS OF THE NEUROSURGEON(s) AND/OR NEUROLOGIST(s) WHO DIAGNOSED AND TREATED THE STROKE THAT YOU BELIEVE WAS PRECIPITATED BY A
        CRS:


    -----------------------------------------    ------         ---------------
    (Neurosurgeon and/or Neurologist's Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    G. NAME AND ADDRESS OF THE HOSPITAL WHERE THE STROKE THAT YOU BELIEVE WAS PRECIPITATED BY A CRS WAS DIAGNOSED AND TREATED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    H. WHAT IS YOUR FUNCTIONAL STROKE OUTCOME CLASSIFICATION (AS DEFINED BY THE AMERICAN HEART ASSOCIATION(15)):

        [ ]  Level I;

        [ ]  Level II;

        [ ]  Level III; or

        [ ]  Level IV


----------

         (15) See The American Heart Association Stroke Outcome Classification 29 Stroke at 1274-75 (1998).


                                GREEN FORM - 19

         I. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL VII, YOU MUST ATTACH THE FOLLOWING INFORMATION:

                  [ ] The hospital records evidencing the CRS that you believe precipitated your stroke that must include, without limitation, a preadmission/admission history and physical examination, an operative report, operative nursing notes, anesthesia records and a discharge summary; AND

                  [ ] The medical records of each treating surgeon who performed the CRS that you believe precipitated your stroke; AND

                  [ ] The hospital records (if different than above) evidencing treatment of your stroke that you believe was precipitated by a CRS, that should include but not be limited to (where applicable), a preadmission/admission history and physical examination, operative report, operative nursing notes, anesthesia records and a discharge summary; AND

                  [ ] The medical records of the neurosurgeon(s) and/or neurologist(s) who diagnosed and treated your stroke (that you believe was precipitated by a CRS); AND

                  [ ] A completed "Physician Declaration" from a treating neurosurgeon and/or treating neurologist wherein he/she documents a Functional Stroke Outcome Level of I, II, III or IV (as defined by the American Heart Association Stroke Outcome Classification(16))(17); AND

                  [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if he/she chooses to do so, in order to evaluate your claim.

                        NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. Execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

15.      MATRIX LEVEL VIII (Death)

         This question relates only to MATRIX LEVEL VIII and should only be completed by a Representative Claimant who is submitting this EIF Benefits Claim Form on behalf of an APR who has died during a CRS or whose death was a result of a CRS(18) (see definition of CRS in Question 11). If you believe that you qualify for benefits pursuant to MATRIX LEVEL VIII, you must provide the following information:

         A.   DATE ON WHICH THE DEATH THAT YOU BELIEVE WAS CAUSED BY A CRS
              OCCURRED:

                  /   /
              ------------
              (MM/DD/YYYY)

----------

         (16) See id.

         (17) The Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified cardiothoracic surgeon or Board-Certified cardiologist if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating cardiothoracic surgeon or a treating cardiologist.

         (18) The Claims Administrator may compensate individuals whose treating physician causally relates the death to the CRS that did not occur during a CRS or during the hospitalization associated with a CRS.



                                GREEN FORM - 20

    B.  DATE ON WHICH THE CRS THAT YOU BELIEVE RESULTED IN THE DEATH OCCURRED:

            /   /
        ------------
        (MM/DD/YYYY)


    C.  HOSPITAL WHERE THE CRS THAT YOU BELIEVE RESULTED IN DEATH TOOK PLACE:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------  --------      -------------------------------
    (City)                        (State)       (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


    D. NAME AND ADDRESS OF THE SURGEON WHO PERFORMED THE CRS THAT YOU BELIEVE RESULTED IN DEATH:


    -----------------------------      ------        --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------  --------      -------------------------------
    (City)                        (State)       (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    E.  HOSPITAL (IF DIFFERENT THAN ABOVE) WHERE THE APR DIED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------  --------      -------------------------------
    (City)                        (State)       (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    F.  CAUSE OF DEATH:
                       --------------------------------------------------------

    ---------------------------------------------------------------------------

    G.  MARITAL STATUS AT THE TIME OF DEATH:

        Married [ ]       Divorced   [ ]   Separated   [ ]   Widowed   [ ]

        If "Divorced" or "Separated" from the APR, state the date of separation and/or divorce.

        Date:     /   /
              ------------
              (MM/DD/YYYY)


                                GREEN FORM - 21

        If "Married," you must provide the following information:

  ---------------------------    --------      --------------------------------
  (Spouse's First Name)      (Middle Initial)  (Last Name)


  -----------------------------------------------------------------------------
  (Street Address)

                                                                      -
  -------------------------------  --------     -------------------------------
  (City)                           (State)      (Zip Code)

  (    )        -                          (   )     -
  ----------------------------------       ------------------------------------
  (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)


  -----------------------------------------------------------------------------
  (Email Address, if any)


         /     /                                  -         -
    -----------------------                  -------------------------------
    (Birth Date MM/DD/YYYY)                  (Social Security Number)

    H.  NUMBER OF MINOR CHILDREN, ADULT CHILDREN AND PARENTS AT THE TIME OF
        DEATH:
              ---------

        For each minor child, adult child or parent, provide the following:


  ---------------------------    --------      --------------------------------
  (First Name)               (Middle Initial)  (Last Name)


  -----------------------------------------------------------------------------
  (Street Address)

                                                                      -
  -------------------------------  --------     -------------------------------
  (City)                           (State)      (Zip Code)

  (    )        -                          (   )     -
  ----------------------------------       ------------------------------------
  (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)

                                           (   )     -
  ----------------------------------       ------------------------------------
  (Email Address, if any)                  (Fax Area Code & Number, if any)


       /     /                                    -         -
  -----------------------                    -------------------------------
  (Birth Date MM/DD/YYYY)                    (Social Security Number)

    IF THERE ARE ADDITIONAL MINOR CHILDREN, ADULT CHILDREN OR PARENTS, CHECK HERE [ ] AND MAKE A COPY OF THIS PAGE FOR EACH ADDITIONAL SUCH PERSON AND ATTACH IT TO THIS CLAIM FORM.

    I. IF THE APR WAS EMPLOYED AT THE TIME OF DEATH, PROVIDE THE NAME AND ADDRESS OF THE APR'S PLACE(S) OF EMPLOYMENT AT THE TIME OF DEATH.


  -----------------------------------------------------------------------------
  (Employer's Name)


  -----------------------------------------------------------------------------
  (Street Address)


  -----------------------------------------------------------------------------
  (Street Address)

                                                                    -
  ----------------------------  --------      -------------------------------
  (City)                        (State)       (Zip Code)

  (    )            -                         (   )     -
  ------------------------------              -------------------------------
  (Area Code & Telephone Number)              (Fax Area Code & Number)



                                GREEN FORM - 22

         J. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL VIII, YOU MUST ATTACH THE FOLLOWING INFORMATION:

                  [ ] The hospital records evidencing the CRS (that you believe caused the Death of the APR) that must include, without limitation (where applicable), a preadmission/admission history and physical examination, operative report, operative nursing notes, anesthesia records, discharge/death summary, Certificate of Death, and Autopsy Report; AND

                  [ ] The medical records of the treating surgeon who performed the CRS that you believe caused the death; AND

                  [ ] The hospital records (if different than above) for the admission leading up to the APR's death that should include, but not be limited to (where applicable), preadmission/admission history and physical examination, operative report, operative nursing notes, anesthesia records, discharge/death summary, Certificate of Death, and Autopsy Report (if applicable); AND

                  [ ] Records of the Coroner including Certificate of Death and autopsy findings (if applicable); AND

                  [ ] A completed "Physician Declaration" from a treating physician wherein he/she causally relates an APR's death to a CRS(19); AND

                  [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if he/she chooses to do so, in order to evaluate your claim;

                        NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. Execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

                        AND

                  [ ] Documentation confirming a minor or adult child's date of birth which may include a photocopy of his/her birth certificate, Social Security card, or driver's license; AND

                  [ ] Documenation certifying a parental relationship to the APR; AND

                  [ ] Documentation (in the form of federal income tax-returns or W-2 statements) that evidence an APR's wages, salaries, or income from self-employment for the 3 years before his/her death.

16.      MATRIX LEVEL IX (Miscellaneous Complications or Other Harm)

         This question relates only to MATRIX LEVEL IX and should only be completed if you believe that you are entitled to receive compensation for complication(s) and/or other harm not anticipated and/or specifically provided for in Questions 8-15. If you believe that you qualify for compensation pursuant to MATRIX LEVEL IX, you must provide the following information:

----------

         (19) In his/her discretion, the Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified physician if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating physician.


                                GREEN FORM - 23

A.  WHAT INJURY(IES) OR DAMAGE(s) DO YOU BELIEVE RESULTED FROM A CRS?

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

B.  DATE ON WHICH THE INJURY/DAMAGE WAS RECOGNIZED:     /       /
                                                   ---------------------
                                                   (MM/DD/YYYY)


C.  DATE ON WHICH THE CRS THAT YOU BELIEVE RESULTED IN THE INJURY/DAMAGE WAS
    PERFORMED:

         /       /
    ---------------------
    (MM/DD/YYYY)


D. NAME AND ADDRESS OF THE TREATING PHYSICIAN WHO PERFORMED THE CRS THAT YOU BELIEVE RESULTED IN INJURY/DAMAGE:


    ----------------------------------       ------      ----------------------
    (Treating Physician's First Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


E.  HOSPITAL WHERE THE CRS THAT YOU BELIEVE RESULTED IN THE INJURY/DAMAGE TOOK
    PLACE:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

F. NAME AND ADDRESS OF THE TREATING PHYSICIAN(S) (IF DIFFERENT THAN ABOVE) WHO DIAGNOSED AND TREATED THE INJURY/DAMAGE THAT YOU BELIEVE RESULTED FROM A
    CRS:


    ----------------------------------       ------      ----------------------
    (Treating Physician's First Name)  (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


                                GREEN FORM - 24

G. HOSPITAL (IF DIFFERENT FROM ABOVE) WHERE THE INJURY/DAMAGE THAT YOU BELIEVE RESULTED FROM A CRS WAS TREATED:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                  -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

H. TO COMPLETE YOUR APPLICATION FOR EIF BENEFITS UNDER MATRIX LEVEL IX, YOU MUST ATTACH THE FOLLOWING INFORMATION:

        [ ] The hospital records evidencing each CRS that you believe resulted in injury/damage that should include, but not be limited to, preadmission/admission history and physical examination, operative report, operative nursing notes, anesthesia records and a discharge summary; AND

        [ ] The medical records of each treating surgeon who performed a CRS that you believe resulted in injury/damage; AND

        [ ] The hospital records evidencing treatment of the injury (for which compensation under MATRIX LEVEL IX is sought) that should include, but not be limited to (where applicable), preadmission/admission history and physical examination, operative report, operative nursing notes, anesthesia records and a discharge summary; AND

        [ ] The medical records of the treating physician (if different than above) who treated the injury (for which compensation under MATRIX LEVEL IX is sought); AND

        [ ] A completed "Physician Declaration" from your treating surgeon wherein he/she causally relates the injury/damage (for which compensation under MATRIX LEVEL IX is sought) to a CRS(20); AND

        [ ] A medical authorization, enabling the Claims Administrator to obtain additional medical records, if the Claims Administrator chooses to do so, in order to evaluate your claim.

                NOTE: Medical authorization forms will only be used by the Claims Administrator to verify certain information provided by you. Execution of a medical authorization form does not relieve you of your obligation to provide all of the medical documentation requested herein.

17.  DOCUMENT SUBMISSION

     All documents submitted in support of a claim must be page numbered and clearly labeled with the APR's full name and Sulzer Settlement Claim Number, if known, and attached to this Claim Form.

----------

         (20) In his/her discretion, the Claims Administrator may accept a Declaration that is prepared by a non-treating, Board-Certified orthopedic surgeon if submitted in combination with your affidavit setting forth your attempts to secure a Declaration from a treating orthopedic surgeon.


                                GREEN FORM - 25

18.      CHANGES TO APR OR REPRESENTATIVE CLAIMANT CONTACT INFORMATION

         Class Members must provide the Claims Administrator updated name, address, and telephone number information in order to ensure processing of their claim. Failure to provide updates may result in termination of a claim or disallowance of benefits. Class Members must include their Sulzer Settlement Claim Number on all correspondence to the Claims Administrator.

19.      WAIVER OF OPT-OUT RIGHTS

         By submitting this form and agreeing to accept benefits pursuant to the Settlement Agreement, the undersigned knowingly waive(s) all Opt-Out Rights provided by the Settlement Agreement, as described in the Final Notice, and agree(s) not to object to the Settlement Agreement or to appeal any Court's approval of the Settlement Agreement.

20.      RELEASE AND COVENANT NOT TO SUE

         a. In consideration of the obligations of Sulzer as set forth in the Settlement Agreement, I, the undersigned Class Member, individually and for my heirs, beneficiaries, agents, estate, executors, administrators, personal representatives, successors and assignees, and/or, if my claim is that of a representative of a person who was implanted with an Affected Product or of the person who has a Derivative Claim arising out of the implantation of the Affected Product, in that capacity, whether as heir, beneficiary, agent, estate, executor, administrator, personal representative, successor, assignee, guardian, or otherwise, hereby expressly RELEASE AND FOREVER DISCHARGE AND AGREE NOT TO SUE, Sulzer and all other Released Parties as to all Settled Claims. I understand that certain principles of law provide that a release may not extend to claims that I do not know or suspect to exist. I am aware that I may discover claims presently unknown or unsuspected or facts in addition to or different from those which I now believe to be true with respect to the matters released herein which may be applicable to this Settlement. Despite such principles of law, I HEREBY KNOWINGLY AND VOLUNTARILY RELINQUISH THE PROTECTIONS OF ALL SUCH FEDERAL OR STATE LAWS, RIGHTS, RULES OR LEGAL PRINCIPLES THAT MAY BE APPLICABLE AS FOLLOWS: I FULLY, FINALLY, AND FOREVER SETTLE AND RELEASE ANY AND ALL SETTLED CLAIMS, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future out of or relating to the purchase, use, manufacture, sale, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, and labeling of an Affected Product THAT I MAY HAVE AGAINST ANY RELEASED PARTY.

         b. For purposes of the Release and Covenant Not to Sue, the terms "Settled Claims" and "Released Parties" are defined as set forth in the Settlement Agreement, which is incorporated by reference.

         c. I agree that acceptance of benefits pursuant to the Settlement Agreement settles any lawsuit previously initiated by me, if any, asserting any Settled Claim against Sulzer or any other Released Party, and I stipulate and agree to the dismissal of all such claims, suits and proceedings, with prejudice and without costs and agree to cooperate as reasonably requested in order to effectuate such a dismissal.

                                GREEN FORM - 26

21.  CONFIDENTIALITY

     The person(s) signing below hereby consent(s) to the disclosure of the information contained herein to the extent necessary to process claims for benefits pursuant to the Settlement Agreement.

22.  DECLARATION UNDER PENALTY OF PERJURY

     Each person signing below acknowledges and understands that this form is an official document sanctioned by the Court that presides over the legal action entitled In Re Sulzer Hip Prosthesis and Knee Prosthesis Product Liability Litigation. Submitting this Claim Form to the Claims Administrator is equivalent to filing it with the Court. After reviewing the information that has been provided on this form, including information, if applicable, that was supplied by a Board-Certified physician and/or an attorney, each person signing this form declares under penalty of perjury that the information provided in this form is true and correct to the best of that person's knowledge and belief.


     ------------------------------------------------------    ----------------
     (Signature of APR, if living)                             (Date MM/DD/YYYY)

     ------------------------------------------------------    ----------------
     (Signature(s) of each Representative Claimant, if any)    (Date MM/DD/YYYY)


     ------------------------------------------------------    ----------------
     (Signature(s) of Derivative Claimant, if any)             (Date MM/DD/YYYY)


Mail this Claim Form and all attachments to:

Claims Administrator
Sulzer Settlement Trust
P. O. Box 94558
Cleveland, Ohio  44101-4558



                                GREEN FORM - 27

                  AUTHORIZATION FOR RELEASE OF MEDICAL RECORDS
                          AND OTHER HEALTH INFORMATION

I hereby authorize the use or disclosure of my individually identifiable health information and medical records as described below. I understand that this authorization is voluntary. I understand that because the organization authorized to receive the information is not a health plan or health care provider, the released information may no longer be protected by federal privacy regulations, but it will be subject to the confidentiality provisions of the Settlement Agreement.

INFORMATION AUTHORIZED FOR RELEASE: I authorize the release of the following records/recordings to the Sulzer Settlement Trust: any medical records that pertain or relate to the diagnosis, care or treatment of any disease, condition or procedure related to or arising from any implantation in the Patient/Affected Product Recipient of a hip or knee prosthesis(es) including information about the undersigned Affected Product Recipient or Patient, his/her hip or knee prosthesis(es), the hospital(s) where and surgeon(s) who made, provided, gave or performed any diagnosis, care treatment, or procedure, the manufacturer, product and lot numbers of any hip or knee prostheses, any surgery(ies) associated with the hip or knee prosthesis(es), the date(s) and nature of any medical treatment associated with the implant(s) of the hip or knee prosthesis(es), hospital reports including pre-admission and admission histories, treating and implanting surgeons' records, physical examinations, hospital discharge summaries, operative reports and nursing notes, anesthesia records, pathology reports, results/reports of all objective quantitative studies performed, progress notes, prescription records, medical records of cardiothoracic surgeons and/or cardiologists or neurologist, death summaries, certificate of death or autopsy report, and any billing records and/or payment records.

PATIENT/AFFECTED PRODUCT RECIPIENT IDENTIFICATION:


---------------------------      --------    ----------------------------------
(First Name)               (Middle Initial)  (Last Name)


       /     /                                             -         -
-----------------------                         -------------------------------
(Birth Date MM/DD/YYYY)                         (Social Security Nunber)


------------------------------------------------------------------------------
(List all other names that the APR uses or has used during the last ten years)

PERSONS/ORGANIZATIONS PROVIDING THE INFORMATION: Any organization maintaining records described above that are necessary to adjudicate the relevant claim filed under the Settlement Agreement.

FORWARD THE ABOVE RECORDS TO:
Claims Administrator
Sulzer Settlement Trust
P.O. Box 94558
Cleveland, OH 44101-4558
============================================================================
I understand that this authorization will expire three (3) years from the date I sign this document as indicated below. In addition, I understand that I may revoke this authorization at any time by notifying the providing organization in writing, but if I do revoke this authorization it will not have any effect on any actions any providing organization took before it received the revocation. Also, this authorization does not authorize the disclosure of any information other than the items referenced above.

----------------------------------------------------------------------------         -----------------
Signature of Patient/Affected Product Recipient or Authorized Representative         (Date MM/DD/YYYY)


---------------------------------------------------------------------------------------------
Printed Name of Authorized Representative (if applicable)



---------------------------------------------------------------------------------------------
Relationship of Representative to Patient/Affected Product Recipient (if applicable)



                                GREEN FORM - 28

                                                                       EXHIBIT F

                                  YELLOW FORM

================================================================================

                               DERIVATIVE CLAIMANT
                               BENEFITS CLAIM FORM

THIS YELLOW FORM IS TO BE USED ONLY BY A CLASS MEMBER WHO IS REGISTERING FOR SETTLEMENT BENEFITS AS A DERIVATIVE CLAIMANT OF THE AFFECTED PRODUCT RECIPIENT ("APR"). THE COMPLETED FORM MUST BE POSTMARKED TO THE CLAIMS ADMINISTRATOR (C/O SULZER SETTLEMENT TRUST, P.O. BOX 94558, CLEVELAND, OHIO 44101-4558) WITHIN THE TIME PERIODS PRESCRIBED FOR THE APR'S CLAIM FOR BENEFITS. SEE THE FINAL NOTICE OF SETTLEMENT OF NATIONWIDE HIP PROSTHESIS AND KNEE PROSTHESIS PRODUCT LIABILITY CLASS ACTION LITIGATION ("FINAL NOTICE"), THE CLASS MEMBER AND ATTORNEY GUIDE, OR THE SETTLEMENT AGREEMENT FOR FURTHER INFORMATION. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THIS CLAIM FORM AND THE TERMS OF THE SETTLEMENT AGREEMENT, THE TERMS OF THE SETTLEMENT AGREEMENT CONTROL.

All responses must be PRINTED or TYPED. By completing this Yellow Form, you(1) are registering for benefits under the Settlement Agreement. If you have retained an attorney regarding your claim, you should consult with your attorney about your options under the Settlement Agreement.


1. INDICATE BY CHECKING THE APPROPRIATE BOX BELOW WHETHER THE APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL, REPROCESSED INTER-OP(TM) SHELL OR SULZER TIBIAL BASEPLATE, WHICH HAS NOT BEEN REMOVED. NOTE: CHECK ONLY ONE BOX. IF THE APR HAS BEEN IMPLANTED WITH MORE THAN ONE AFFECTED PRODUCT, YOU MUST COMPLETE A CLAIM FORM FOR EACH AFFECTED PRODUCT IMPLANTED.

    [ ] APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL.

        OR

    [ ] APR WAS IMPLANTED WITH A REPROCESSED INTER-OP(TM) SHELL.

        OR

    [ ] APR WAS IMPLANTED WITH A SULZER TIBIAL BASEPLATE.


2.  AFFECTED PRODUCT RECIPIENT IDENTIFICATION (APR INFORMATION ONLY)



    --------------------------------------     -------      -------------------
    (First Name)                          (Middle Initial)  (Last Name)

    ------------------------------------------------------------------------------
    (List all other names that the APR uses or has used during the last ten years)

    ------------------------------------------------------------------------------
    (Street Address)

----------

(1) "You" or "your" when used throughout this Claim Form refers to the Derivative Claimant or to the Representative Claimant of the Derivative Claimant.



                                YELLOW FORM - 1

    -------------------------------  --------     -----------------------------
    (City)                           (State)      (Zip Code)

    (    )        -                          (   )     -
    ----------------------------------       ---------------------------------
    (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)


    ---------------------------------------------------------------------------
    (Email Address, if any)


         /     /                                  -         -
    -----------------------                  -------------------------------
    (Birth Date MM/DD/YYYY)                  (Social Security Nunber)


    ------------------------------------------
    (Sulzer Settlement Claim Number, if known)

    Gender:   Female   [ ]      Male   [  ]


3.  RELATIONSHIP TO APR

    WHAT IS THE RELATIONSHIP OF THE DERIVATIVE CLAIMANT TO THE APR?

    Spouse            [ ]

    Significant Other [ ]

    IF "SPOUSE," WHAT IS THE CURRENT STATUS OF YOUR RELATIONSHIP TO THE APR?

    Married  [ ]    Divorced  [ ]  Separated   [ ]      Widowed   [ ]

    IF "DIVORCED" OR "SEPARATED" FROM THE APR, YOU MUST STATE THE DATE OF SEPARATION AND/OR DIVORCE.

    Date:   /    /
         -------------
         (MM/DD/YYYY)

    IF "SIGNIFICANT OTHER," EXPLAIN YOUR RELATIONSHIP. IF YOU REQUIRE ADDITIONAL SPACE, CHECK HERE " AND ATTACH A SEPARATE SHEET.


    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

    ---------------------------------------------------------------------------

4.  DERIVATIVE CLAIMANT INFORMATION

    ---------------------------    --------      ------------------------------
    (First Name)               (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (List all other names that you use or have used during the last ten years)


    ---------------------------------------------------------------------------
    (Street Address)



                                YELLOW FORM - 2

                                                                  -
    ------------------------------  --------     ------------------------------
    (City)                           (State)     (Zip Code)

    (    )        -                          (   )     -
    ----------------------------------       ----------------------------------
    (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)


    ---------------------------------------------------------------------------
    (Email Address, if any)


         /     /                                  -         -
    -----------------------                  -------------------------------
    (Birth Date MM/DD/YYYY)                  (Social Security Nunber)


5.       DOCUMENT SUBMISSION

         All documents submitted in support of a claim must be page numbered and clearly labeled with the APR's full name and Sulzer Settlement Claim Number, if known, and attached to this Claim Form.

6.       CHANGES TO APR OR REPRESENTATIVE CLAIMANT CONTACT INFORMATION

         Class Members must provide to the Claims Administrator updated name, address, and telephone number information in order to ensure processing of their claim. Failure to provide updates may result in termination of a claim or disallowance of benefits. Class Members must include their Sulzer Settlement Claim Number on all correspondence to the Claims Administrator.

7.       WAIVER OF OPT-OUT RIGHTS

         By submitting this form and agreeing to accept benefits pursuant to the Settlement Agreement, the undersigned knowingly waives all Opt-Out Rights provided by the Settlement Agreement, as described in the Final Notice, and agrees not to object to the Settlement Agreement or to appeal any Court's approval of the Settlement Agreement.

8.       RELEASE AND COVENANT NOT TO SUE

         a. In consideration of the obligations of Sulzer as set forth in the Settlement Agreement, I, the undersigned Class Member, individually and for my heirs, beneficiaries, agents, estate, executors, administrators, personal representatives, successors and assignees, and/or, if my claim is that of a representative of a person who was implanted with an Affected Product or of the person who has a Derivative Claim arising out of the implantation of the Affected Product, in that capacity, whether as heir, beneficiary, agent, estate, executor, administrator, personal representative, successor, assignee, guardian, or otherwise, hereby expressly RELEASE AND FOREVER DISCHARGE AND AGREE NOT TO SUE Sulzer and all other Released Parties as to all Settled Claims. I understand that certain principles of law provide that a release may not extend to claims that I do not know or suspect to exist. I am aware that I may discover claims presently unknown or unsuspected or facts in addition to or different from those which I now believe to be true with respect to the matters released herein which may be applicable to this Settlement. Despite such principles of law, I HEREBY KNOWINGLY AND VOLUNTARILY RELINQUISH THE PROTECTIONS OF ALL SUCH FEDERAL OR STATE LAWS, RIGHTS, RULES OR LEGAL PRINCIPLES THAT MAY BE APPLICABLE AS FOLLOWS: I FULLY, FINALLY, AND FOREVER SETTLE AND RELEASE ANY AND ALL SETTLED CLAIMS, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future out of or relating to the purchase, use, manufacture, sale, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, and labeling of an Affected Product THAT I MAY HAVE AGAINST ANY RELEASED PARTY.



                                YELLOW FORM - 3

         b. For purposes of the Release and Covenant Not to Sue, the terms "Settled Claims" and "Released Parties" are defined as set forth in the Settlement Agreement, which is incorporated by reference.

         c. I agree that acceptance of benefits pursuant to the Settlement Agreement settles any lawsuit previously initiated by me, if any, asserting any Settled Claim against Sulzer or any other Released Party, and I stipulate and agree to the dismissal of all such claims, suits and proceedings, with prejudice and without costs and agree to cooperate as reasonably requested in order to effectuate such a dismissal.

9.       CONFIDENTIALITY

         The person signing below hereby consents to the disclosure of the information contained herein to the extent necessary to process claims for benefits pursuant to the Settlement Agreement.

10.      DECLARATION UNDER PENALTY OF PERJURY

         Each person signing below acknowledges and understands that this form is an official document sanctioned by the Court that presides over the legal action entitled In Re Sulzer Hip Prosthesis and Knee Prosthesis Product Liability Litigation. Submitting this Claim Form to the Claims Administrator is equivalent to filing it with the Court. After reviewing the information that has been provided on this form, including information, if applicable, that was supplied by a Board-Certified physician and/or an attorney, each person signing this form declares under penalty of perjury that the information provided in this form is true and correct to the best of that person's knowledge and belief.



         --------------------------------------------        -----------------
         (Signature of Derivative Claimant)                  (Date MM/DD/YYYY)



         Mail this Claim Form and all attachments to:

         Claims Administrator
         Sulzer Settlement Trust
         P.O. Box 94558
         Cleveland, Ohio 44101-4558


                                YELLOW FORM - 4

                                                                       EXHIBIT G

                                    RED FORM

================================================================================


                      UNINSURED AFFECTED PRODUCT RECIPIENT
                               BENEFITS CLAIM FORM

THIS RED FORM IS TO BE USED ONLY BY A CLASS MEMBER REGISTERING FOR SETTLEMENT BENEFITS AS AN UNINSURED AFFECTED PRODUCT RECIPIENT ("UNINSURED APR") WHO HAS UNDERGONE AN AFFECTED PRODUCT REVISION SURGERY ("APRS"). THE COMPLETED FORM MUST BE POSTMARKED TO THE CLAIMS ADMINISTRATOR (C/O SULZER SETTLEMENT TRUST, P.O. BOX 94558, CLEVELAND, OHIO 44101-4558) NO LATER THAN (i) 180 DAYS AFTER TRIAL COURT APPROVAL OR (II) 180 DAYS AFTER AN APRS. AN ORANGE FORM MUST HAVE BEEN PREVIOUSLY SUBMITTED OR BE SIMULTANEOUSLY SUBMITTED FOR THE CLASS MEMBER TO QUALIFY TO RECEIVE BENEFITS. SEE THE FINAL NOTICE OF SETTLEMENT OF NATIONWIDE HIP PROSTHESIS AND KNEE PROSTHESIS PRODUCT LIABILITY CLASS ACTION LITIGATION ("FINAL NOTICE"), THE CLASS MEMBER AND ATTORNEY GUIDE, OR THE SETTLEMENT AGREEMENT FOR FURTHER INFORMATION. IF THERE IS ANY CONFLICT BETWEEN THE PROVISIONS OF THIS CLAIM FORM AND THE TERMS OF THE SETTLEMENT AGREEMENT, THE TERMS OF THE SETTLEMENT AGREEMENT CONTROL.

All responses must be PRINTED or TYPED. By completing this Red Form, you(1) are registering for benefits under the Settlement Agreement. If you have retained an attorney regarding your claim, consult with your attorney about your options under the Settlement Agreement.

1. INDICATE BY CHECKING THE APPROPRIATE BOX BELOW WHETHER THE UNINSURED APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL, REPROCESSED INTER-OP(TM) SHELL OR SULZER TIBIAL BASEPLATE, WHICH WAS THE SUBJECT OF AN APRS. NOTE: CHECK ONLY ONE BOX. IF THE APR HAS BEEN IMPLANTED WITH MORE THAN ONE AFFECTED PRODUCT, YOU MUST COMPLETE A CLAIM FORM FOR EACH AFFECTED PRODUCT IMPLANTED.

    [ ]  UNINSURED APR WAS IMPLANTED WITH A SULZER INTER-OP(TM) SHELL.

         OR

    [ ]  UNINSURED APR WAS IMPLANTED WITH A REPROCESSED INTER-OP(TM) SHELL.

         OR

    [ ]  UNINSURED APR WAS IMPLANTED WITH A SULZER TIBIAL BASEPLATE.

----------

(1) "You" or "your" when used throughout this Claim Form refers to the Uninsured APR, or, as applicable, to the Representative Claimant of the Uninsured APR.


                                  RED FORM - 1

2.  ORANGE FORM SUBMISSION

    IN ORDER FOR THIS RED FORM TO BE VALID, ELIGIBLE CLASS MEMBERS MUST HAVE PREVIOUSLY SUBMITTED OR SIMULTANEOUSLY SUBMIT AN ORANGE FORM. MARK THE APPROPRIATE BOX BELOW.

    [ ] I have previously submitted an Orange Form.

                OR

    [ ] I am simultaneously submitting an Orange Form with this Red Form.


3. UNINSURED AFFECTED PRODUCT RECIPIENT INFORMATION

   ---------------------------    --------      ------------------------------
    (First Name)               (Middle Initial)  (Last Name)


  -----------------------------------------------------------------------------
  (List all other names that the APR uses or has used during the last ten years)


  ----------------------------------------------------------------------------
  (Street Address)


                                                                      -
  -------------------------------  --------     ------------------------------
  (City)                           (State)      (Zip Code)

  (    )        -                          (   )     -
  ----------------------------------       -----------------------------------
  (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)



  ----------------------------------------------------------------------------
  (Email Address, if any)


       /     /                                  -         -
  -----------------------                  -----------------------------------
  (Birth Date MM/DD/YYYY)                  (Social Security Nunber)


  --------------------------------
  (Sulzer Settlement Claim Number, if known)


  Gender:     Female   [ ]     Male    [ ]



                                  RED FORM - 2

4.  REPRESENTATIVE CLAIMANT INFORMATION

    IF YOU ARE THE REPRESENTATIVE CLAIMANT OF A LIVING PERSON OR THE ESTATE OF A DECEASED PERSON WHO IS OR WAS AN UNINSURED APR AND WHO EITHER HAS OR HAD A CONDITION THAT YOU BELIEVE QUALIFIES THE UNINSURED APR OR THE ESTATE OF THE UNINSURED APR FOR COMPENSATION, YOU MUST PROVIDE THE INFORMATION REQUESTED BELOW.

    ---------------------------    --------      ------------------------------
    (First Name)               (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (List all other names that you use or have used during the last ten years)


    ---------------------------------------------------------------------------
    (Street Address)


                                                                      -
    -------------------------------  --------     -----------------------------
    (City)                           (State)      (Zip Code)

    (    )        -                          (   )     -
    ----------------------------------       ----------------------------------
    (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)



    ---------------------------------------------------------------------------
    (Email Address, if any)


         /     /                                  -         -
    -----------------------                  ----------------------------------
    (Birth Date MM/DD/YYYY)                  (Social Security Nunber)


    ---------------------------------------------------------------------------
    (Legal Relationship to Uninsured APR, i.e. Trustee, Power of Attorney, etc.)

    IF YOU ARE A REPRESENTATIVE CLAIMANT, YOU MUST ATTACH A COPY OF YOUR COURT APPROVAL OR OTHER AUTHORIZATION TO REPRESENT THE UNINSURED APR IN THIS SETTLEMENT. MARK THE APPROPRIATE BOX BELOW TO INDICATE YOUR PREVIOUS OR CURRENT SUBMISSION OF A COURT APPROVAL OR AUTHORIZATION:

        [ ] I have provided the requested documentation previously on another form and there is no change.

        [ ] A copy of my court approval or other authorization to represent the Uninsured APR is attached.



                                  RED FORM - 3

5. ATTORNEY INFORMATION

   Are you represented by an attorney in connection with this claim?

   Yes   [ ]    No [ ]

   If "Yes," you must provide the following information.

   ---------------------------------------------------------------------------
   (Law Firm Name)


   ---------------------------------------------------------------------------
   (Attorney's Name)


   ---------------------------------------------------------------------------
   (Street Address)


                                                               -
   -------------------------------  --------   -------------------------------
   (City)                           (State)      (Zip Code)

   (    )        -                          (   )     -
   ----------------------------------      -----------------------------------
   (Daytime Area Code & Phone Number)       (Evening Area Code & Phone Number)



   ---------------------------------       -----------------------------------
   (Email Address, if any)                 (Attorney Tax Identification Number)


   State the date on which your attorney-client fee agreement was signed:
                                                                         -----------
                                                                         (MM/DD/YYYY)

        NOTE: A copy of such attorney-client agreement must be attached if you did not previously provide it with your Orange Form.

    State the total amount of litigation expenses that were incurred in relation to your claim(s): $____________

        NOTE: An itemization of all litigation expenses must be attached.


6.  IMPLANTATION OF AFFECTED PRODUCT

    Date of implantation of Affected Product:
                                             --------------
                                             (MM/DD/YYYY)

    Hospital where implantation of Affected Product was performed:


    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


                                  RED FORM - 4

    Implanting surgeon of Affected Product:


    -----------------------------       ------       --------------------------
    (Surgeon's First Name)         (Middle Initial)  (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


7.  UNINSURED REMOVAL OF AFFECTED PRODUCT

    Date of uninsured removal of Affected Product:     /    /
                                                   -------------
                                                   (MM/DD/YYYY)

    Hospital where uninsured removal of Affected Product was performed:

    ---------------------------------------------------------------------------
    (Hospital Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)

    Surgeon for uninsured removal of Affected Product:


    -----------------------------           ------   --------------------------
    (Surgeon's First Name)        (Middle Initial)   (Last Name)


    ---------------------------------------------------------------------------
    (Street Address)

                                                                    -
    ----------------------------     --------   -------------------------------
    (City)                           (State)    (Zip Code)

    (    )            -                         (   )     -
    ------------------------------              -------------------------------
    (Area Code & Telephone Number)              (Fax Area Code & Number)


                                  RED FORM - 5

8.  UNINSURED MEDICAL EXPENSES INCURRED AS A RESULT OF APRS

    Amount of medical expenses PAID BY CLASS MEMBER as a result of the APRS (expenses for each provider must be listed separately).


    Provider                Total Amount of Bill                Amount Paid
    --------                --------------------                -----------

    --------                --------------------                -----------

    --------                --------------------                -----------

    --------                --------------------                -----------

    --------                --------------------                -----------

    For each expense listed above, the following documentation must be submitted:

       a. Proof of payment of the medical expenses incurred as a result of the APRS. The following is acceptable proof: (1) A canceled check evidencing payment of the uninsured medical expenses; or (2) a cashier's check stub evidencing the payment of the uninsured medical expenses; OR

       b. A Declaration from the billing department(s) of the provider(s) for each expense listed above indicating the amount of uninsured medical expenses incurred that were paid by the Uninsured APR.

    Amount of medical expenses that remains DUE AND OWING as a result of the APRS (expenses for each provider must be listed separately).


    Provider                Total Amount of Bill                Amount Paid
    --------                --------------------                -----------

    --------                --------------------                -----------

    --------                --------------------                -----------

    --------                --------------------                -----------

    --------                --------------------                -----------

    NOTE: A statement from the provider(s) must be submitted for each expense listed above indicating the amount of the total bill and any amount that is due and owing. If you require additional space, check here " and attach a separate sheet.



                                  RED FORM - 6

9.       DOCUMENT SUBMISSION

         All documents submitted in support of a claim must be page numbered and clearly labeled with the Uninsured APR's full name and Sulzer Settlement Claim Number, if known, and attached to this Claim Form.

10.      CHANGES TO APR OR REPRESENTATIVE CLAIMANT CONTACT INFORMATION

         Class Members must provide to the Claims Administrator updated name, address, and telephone number information in order to ensure processing of their claim. Failure to provide updates may result in termination of a claim or disallowance of benefits. Class Members must include their Sulzer Settlement Claim Number on all correspondence to the Claims Administrator.

11.      WAIVER OF OPT-OUT RIGHTS

         By submitting this form and agreeing to accept benefits pursuant to the Settlement Agreement, the undersigned knowingly waive(s) all Opt-Out Rights provided by the Settlement Agreement, as described in the Final Notice and agree(s) not to object to the Settlement Agreement or to appeal any Court's approval of the Settlement Agreement.

12.      RELEASE AND COVENANT NOT TO SUE

         a. In consideration of the obligations of Sulzer as set forth in the Settlement Agreement, I, the undersigned Class Member, individually and for my heirs, beneficiaries, agents, estate, executors, administrators, personal representatives, successors and assignees, and/or if my claim is that of a representative of a person who was implanted with an Affected Product or of the person who has a Derivative Claim arising out of the implantation of the Affected Product, in that capacity, whether as heir, beneficiary, agent, estate, executor, administrator, personal representative, successor, assignee, guardian, or otherwise, hereby expressly RELEASE AND FOREVER DISCHARGE, AND AGREE NOT TO SUE Sulzer and all other Released Parties as to all Settled Claims. I understand that certain principles of law provide that a release may not extend to claims which I do not know or suspect to exist. I am aware that I may discover claims presently unknown or unsuspected or facts in addition to or different from those which I now believe to be true with respect to the matters released herein which may be applicable to this Settlement. Despite such principles of law, I HEREBY KNOWINGLY AND VOLUNTARILY RELINQUISH THE PROTECTIONS OF ALL SUCH FEDERAL OR STATE LAWS, RIGHTS, RULES OR LEGAL PRINCIPLES THAT MAY BE APPLICABLE AS FOLLOWS: I FULLY, FINALLY, AND FOREVER SETTLE AND RELEASE ANY AND ALL SETTLED CLAIMS, including assigned claims, whether known or unknown, asserted or unasserted, regardless of the legal theory, existing now or arising in the future out of or relating to the purchase, use, manufacture, sale, distribution, promotion, marketing, clinical investigation, administration, regulatory approval, and labeling of an Affected Product THAT I MAY HAVE AGAINST ANY RELEASED PARTY.


         b. For purposes of the Release and Covenant Not to Sue, the terms "Settled Claims" and "Released Parties" are defined as set forth in the Settlement Agreement, which is incorporated by reference.

         c. I agree that acceptance of benefits pursuant to the Settlement Agreement settles any lawsuit previously initiated by me, if any, asserting any Settled Claim against Sulzer or any other Released Party, and I stipulate and agree to the dismissal of all such claims, suits and proceedings, with


                                  RED FORM - 7
                  prejudice and without costs and agree to cooperate as reasonably requested in order to effectuate such a dismissal.

13.      CONFIDENTIALITY


         The person(s) signing below hereby consent(s) to the disclosure of the information contained herein to the extent necessary to process claims for benefits pursuant to the Settlement Agreement.

14.      DECLARATION UNDER PENALTY OF PERJURY

         Each person signing below acknowledges and understands that this form is an official document sanctioned by the Court that presides over the legal action entitled In Re Sulzer Hip Prosthesis and Knee Prosthesis Product Liability Litigation. Submitting this Claim Form to the Claims Administrator is equivalent to filing it with the Court. After reviewing the information that has been provided on this form, including information, if applicable, that was supplied by a Board-Certified physician and/or an attorney, each person signing this form declares under penalty of perjury that all of the information provided in this form is true and correct to the best of his or her knowledge, information and belief. Further, each person signing below declares under penalty of perjury that the information provided in this form is true and correct to the best of that person's knowledge and belief, and further declares that at the time of the APRS, the APR had no private, state, federal or other health care insurance for any medical care.



         -------------------------------------------------------------------            -----------------
         (Signature of Uninsured APR, if living)                                        (Date MM/DD/YYYY)

         OR

         ------------------------------------------------------------------             ----------------
         (Signature of Each Representative Claimant of Uninsured APR, if any)           (Date MM/DD/YYYY)

Mail this Claim Form and all attachments to:

Claims Administrator
Sulzer Settlement Trust
P.O. Box 94558
Cleveland, Ohio 44101-4558


                                  RED FORM - 8

                                     Annex I

                                AFFECTED PRODUCTS
                    (OTHER THAN REPROCESSED INTER-OP SHELLS)
                                   LOT NUMBERS

                          I. INTER-OP SHELL LOT NUMBERS

1285448-B                       1308057                         1309240
1295134                         1308058                         1309240-A
1295155                         1308059                         1309241
1295156                         1308060                         1309241-A
1295159                         1308061                         1309242
1295163                         1308062                         1309242-A
1295164                         1308063                         1309243
1295165                         1308064                         1309243-A
1304742                         1308065                         1309946
1304751                         1308066                         1309947
1304752                         1308067                         1309948
1304752-A                       1308068                         1309949
1305391                         1308416                         1310552
1305393                         1308417                         1310553
1305398                         1308418                         1310731
1306149                         1308419                         1310732
1306149-A                       1308420                         1310756
1306149-B                       1308719                         1310757
1306998                         1308719-A                       1310758
1307650                         1308720                         1310759
1307652                         1308720-A                       1310760
1307653                         1308721                         1310890
1307654                         1308721-A                       1310891
1307655                         1308722                         1310892
1307656                         1308722-A                       1310893
1307659                         1308723                         1310894
1307661                         1308724                         1310895
1307845                         1308725                         1310896
1307846                         1308726                         1310897
1307848                         1308727                         1310898
1307849                         1308728                         1310899
1307850                         1308729                         1310900
1308054                         1308730                         1310901
1308054-A                       1308731                         1310902
1308055                         1308732                         1310903
1308055-A                       1308733                         1310904
1308056                         1309239                         1311021
1308056-A                       1309239-A                       1311022



                                   ANNEX I-1

1311023                         1312806                         1315720
1311024                         1313479                         1315721
1311024-A                       1313480                         1315722
1311025                         1313481                         1315723
1311615                         1313482                         1315724
1311615-A                       1313483                         1315725
1311616                         1313484                         1315726
1311839                         1313485                         1315727
1311840                         1313486                         1315728
1311841                         1313487                         1315729
1311842                         1313488                         1315730
1311843                         1313489                         1315731
1311844                         1313490                         1315732
1311845                         1313491                         1315832
1311846                         1313492                         1315833
1311847                         1313493                         1315834
1311848                         1314438                         1315834-A
1311849                         1314439                         1315835
1311850                         1314440                         1315835-A
1311851                         1314441                         1315836
1311852                         1314442                         1315836-A
1311853                         1314443                         1315837
1312377                         1314444                         1315837-A
1312378                         1314445                         1316605
1312379                         1314446                         1316606
1312380                         1314447                         1316607
1312381                         1314448                         1316608
1312382                         1314449                         1316609
1312383                         1314450                         1316610
1312384                         1314451                         1316611
1312385                         1314452                         1316612
1312386                         1314535                         1316613
1312387                         1314535-A                       1316614
1312388                         1315174                         1316615
1312794                         1315175                         1316616
1312795                         1315176                         1316617
1312796                         1315177                         1317187
1312797                         1315178                         1317188
1312798                         1315179                         1317189
1312799                         1315180                         1317190
1312800                         1315181                         1317191
1312801                         1315182                         1317192
1312802                         1315183                         1317193
1312803                         1315184                         1317194
1312804                         1315185                         1317195
1312805                         1315186                         1317196



                                   ANNEX I-2

1317197                         1319352                         1321187
1317198                         1319353                         1321718
1317199                         1319354                         1321718-A
1318017                         1319355                         1321719
1318018                         1319884                         1321720
1318019                         1320035                         1321721
1318020                         1320036                         1321722
1318021                         1320037                         1321723
1318022                         1320037-A                       1321724
1318023                         1320038                         1321725
1318024                         1320039                         1321726
1318025                         1320040                         1321726-A
1318026                         1320040-A                       1322348
1318027                         1320041                         1322349
1318028                         1320042                         1322350
1318029                         1320043                         1322351
1318030                         1320044                         1322352
1318031                         1320045                         1322353
1318393                         1320046                         1322513
1318393-A                       1320047                         1322514
1318619                         1320048                         1322515
1318620                         1320049                         1322516
1318621                         1320547                         1322517
1318622                         1320548                         1322518
1318623                         1320549                         1322519
1318624                         1320550                         1322520
1318625                         1320605                         1322521
1318626                         1320606                         1322522
1318627                         1320750                         1322523
1318628                         1320751                         1322524
1318629                         1320752                         1322525
1318630                         1320753                         1322526
1318631                         1320754                         1322527
1318632                         1320755                         1323095
1318633                         1320756                         1323096
1319341                         1320757                         1323097
1319342                         1320757-A                       1323098
1319343                         1320758                         1323099
1319344                         1321179                         1323100
1319345                         1321180                         1323101
1319346                         1321181                         1323102
1319347                         1321182                         1323103
1319348                         1321183                         1323104
1319349                         1321184                         1323105
1319350                         1321185                         1323106
1319351                         1321186                         1323592



                                   ANNEX I-3

1323593                         1325150                         1327467
1323594                         1325151                         1327468
1323595                         1325152                         1327469
1323596                         1325153                         1327470
1323597                         1325154                         1327471
1323598                         1325155                         1327472
1323599                         1325156                         1327473
1323600                         1325824                         1327474
1323601                         1325825                         1328485
1323602                         1325826                         1328486
1323603                         1325827                         1328487
1323604                         1325828                         1328488
1323605                         1325829                         1328489
1323606                         1325830                         1328490
1323863                         1325831                         1328491
1323864                         1325832                         1328492
1323865                         1325833                         1328493
1323865-A                       1325834                         1328494
1323968                         1325835                         1328495
1323968-A                       1325836                         1328496
1323969                         1325836-A                       1328497
1323970                         1325836-B                       1328498
1323970-A                       1325837                         1328499
1324306                         1325838                         1329481
1324307                         1326812                         1329482
1324308                         1326813                         1329483
1324309                         1326814                         1329484
1324310                         1326815                         1329485
1324311                         1326816                         1329486
1324312                         1326817                         1329487
1324313                         1326818                         1329488
1324314                         1326819                         1329489
1324564                         1326820                         1329490
1324565                         1326821                         1329491
1324566                         1326822                         1329492
1324567                         1326823                         1329493
1324568                         1326824                         1329494
1324569                         1326825                         1329495
1325142                         1326826                         1329521
1325143                         1327460                         1330175
1325144                         1327461                         1330176
1325145                         1327462                         1330177
1325146                         1327463                         1330297
1325147                         1327464                         1330298
1325148                         1327465                         1330299
1325149                         1327466                         1330300



                                   ANNEX I-4

1330301                         1332209                         1334103
1330302                         1332210                         1334104
1330303                         1332211                         1334105
1330304                         1332212                         1334967
1330305                         1332213                         1334968
1330306                         1332214                         1335883
1330307                         1332215                         1335884
1330308                         1332216                         1335885
1330309                         1332217                         1335886
1330310                         1332218                         1335887
1330311                         1332219                         1335888
1330312                         1332220                         1335889
1330313                         1332221                         1335890
1330314                         1332222                         1335891
1330315                         1332223                         1335892
1330316                         1332224                         1335893
1330818                         1332225                         1335894
1330819                         1332837                         1335895
1331256                         1332838                         1335896
1331257                         1332839                         1335897
1331258                         1332840                         1336834
1331259                         1332841                         1336835
1331260                         1332842                         1336836
1331261                         1332843                         1336837
1331262                         1332844                         1336838
1331263                         1332845                         1336839
1331264                         1332846                         1336840
1331265                         1332847                         1336841
1331266                         1332848                         1336842
1331267                         1332849                         1336843
1331268                         1332850                         1336844
1331269                         1332851                         1336845
1331270                         1334089                         1336846
1331271                         1334090                         1336847
1331272                         1334091                         1336848
1331695                         1334092                         1337711
1331696                         1334093                         1337712
1331697                         1334094                         1337713
1331698                         1334095                         1337714
1331698-A                       1334096                         1337715
1331699                         1334097                         1337716
1331700                         1334098                         1337717
1331701                         1334099                         1337718
1331702                         1334100                         1337719
1331703                         1334101                         1337720
1331704                         1334102                         1337721



                                   ANNEX I-5

1337722                         1341102                         1343986
1337723                         1341103                         1345339
1337724                         1341104                         1345340
1337725                         1342081                         1345341
1338806                         1342082                         1345342
1338848                         1342083                         1345343
1338849                         1342084                         1345344
1338850                         1342085                         1345345
1338851                         1342086                         1345346
1338852                         1342087                         1345347
1338853                         1342088                         1345348
1338854                         1342089                         1345349
1338855                         1342090                         1345350
1338856                         1342091                         1345351
1338857                         1342092                         1345352
1338858                         1342985                         1345353
1338859                         1342986                         1346313
1338860                         1342987                         1346314
1338861                         1342988                         1346315
1340094                         1342989                         1346316
1340095                         1342990                         1346317
1340096                         1342991                         1346318
1340097                         1342992                         1346319
1340098                         1342993                         1346320
1340099                         1342994                         1346321
1340100                         1342995                         1346322
1340101                         1342996                         1346323
1340102                         1342997                         1346324
1340103                         1342998                         1346325
1340104                         1342999                         1346326
1340105                         1343971                         1346327
1340106                         1343972                         1347376
1340107                         1343973                         1347377
1340108                         1343974                         1347378
1341090                         1343975                         1347379
1341091                         1343976                         1347380
1341092                         1343977                         1347381
1341093                         1343978                         1347382
1341094                         1343979                         1347383
1341095                         1343980                         1347384
1341096                         1343981                         1347385
1341097                         1343982                         1347386
1341098                         1343983                         1347387
1341099                         1343984                         1348286
1341100                         1343985                         1348287
1341101                         1343985-B                       1348288



                                   ANNEX I-6

1348289                         1354268                         1357292
1348290                         1354269                         1357293
1348291                         1354270                         1357294
1348292                         1354271                         1357295
1348293                         1354272                         1357296
1348294                         1354273                         1357297
1348295                         1354274                         1357298
1348296                         1354275                         1357299
1348297                         1354276                         1357300
1348298                         1354277                         1357301
1348299                         1354278                         1358279
1348300                         1354279                         1358280
1348474                         1354280                         1358281
1348475                         1354281                         1358282
1348936                         1354282                         1358283
1348937                         1354283                         1358284
1348938                         1354284                         1358285
1348939                         1356234                         1358286
1348940                         1356235                         1358287
1348941                         1356236                         1358288
1348942                         1356237                         1358289
1348943                         1356238                         1358290
1348944                         1356239                         1358291
1348945                         1356240                         1358292
1348946                         1356241                         1358293
1348947                         1356242                         1359105
1348948                         1356637                         1359106
1353455                         1356638                         1359107
1353456                         1356639                         1359108
1353457                         1356640                         1359109
1353458                         1356641                         1359110
1353459                         1356642                         1359111
1353460                         1356643                         1359112
1353461                         1356644                         1359113
1353462                         1356645                         1359114
1353463                         1356646                         1359115
1353464                         1356647                         1359116
1353465                         1356648                         1359117
1353466                         1356649                         1359118
1353467                         1356650                         1359119
1353468                         1356651                         1360020
1353469                         1357287                         1360021
1354264                         1357288                         1360022
1354265                         1357289                         1360023
1354266                         1357290                         1360024
1354267                         1357291                         1360025



                                   ANNEX I-7

1360026                         1361654                         1364635
1360027                         1361655                         1364636
1360028                         1361656                         1364637
1360029                         1361656-A                       1364638
1360030                         1361657                         1364639
1360031                         1361658                         1364640
1360756                         1361658-A                       1364641
1360757                         1362518                         1364642
1360758                         1362518-A                       1364642-A
1360759                         1362519                         1364643
1360760                         1362520                         1364644
1360761                         1362521                         1364645
1360762                         1362522                         1364646
1360763                         1362523                         1365496
1360764                         1362524                         1365497
1360765                         1362525                         1365498
1360770                         1362526                         1365499
1360771                         1362527                         1365500
1360772                         1362528                         1365501
1360773                         1362529                         1365502
1360774                         1362530                         1365503
1360775                         1362531                         1365504
1360776                         1362532                         1365505
1360777                         1363171                         1365506
1360778                         1363172                         1365507
1360779                         1363441                         1365508
1360780                         1363442                         1365509
1360781                         1363443                         1365510
1360782                         1363444                         1366383
1360783                         1363445                         1366384
1360784                         1363446                         1366385
1361387                         1363447                         1366386
1361388                         1363448                         1366387
1361389                         1363449                         1366388
1361390                         1363450                         1366389
1361391                         1363451                         1366390
1361644                         1363452                         1366391
1361645                         1363453                         1366392
1361646                         1363454                         1366393
1361647                         1363455                         1366394
1361648                         1364629                         1366395
1361649                         1364630                         1366396
1361650                         1364631                         1366397
1361651                         1364632                         1367345
1361652                         1364633                         1367346
1361653                         1364634                         1367347



                                   ANNEX I-8

1367348                         1370521                         1372835
1367349                         1370522                         1372836
1367350                         1370523                         1372837
1367351                         1370524                         1372838
1367352                         1370525                         1372839
1367353                         1370526                         1372840
1367354                         1370527                         1372841
1367355                         1370528                         1372842
1367355-A                       1370946                         1372843
1367356                         1370947                         1372844
1367357                         1370948                         1372845
1367358                         1370949                         1372846
1367359                         1370950                         1372847
1368235                         1370951                         1372848
1368236                         1370952                         1373690
1368237                         1370952-A                       1373691
1368238                         1370953                         1373692
1368239                         1370954                         1373693
1368240                         1370955                         1373694
1368241                         1370956                         1373695
1368242                         1370957                         1373696
1368243                         1370958                         1373697
1368244                         1370959                         1373698
1368245                         1370960                         1373699
1368246                         1371669                         1373700
1368247                         1371670                         1373701
1368248                         1371671                         1373827
1368249                         1371672                         1373828
1369483                         1371673                         1373829
1369484                         1371674                         1373830
1369484-A                       1371675                         1373831
1369485                         1371676                         1373832
1369486                         1371677                         1373833
1369487                         1371678                         1373834
1369488                         1371679                         1373835
1369489                         1371680                         1373836
1369490                         1371681                         1373837
1369491                         1371682                         1373838
1369491-A                       1371683                         1373839
1369492                         1371684                         1373840
1369493                         1371685                         1373840-A
1369494                         1371686                         1373841
1369495                         1372831                         1373842
1369496                         1372832                         1375157
1369497                         1372833                         1375158
1370520                         1372834                         1375159



                                   ANNEX I-9

1375160                         1377075                         1379110
1375161                         1377076                         1379111
1375162                         1377077                         1379112
1375163                         1377078                         1379113
1375164                         1377079                         1379114
1375164-A                       1377080                         1379115
1375165                         1377891                         1379116
1375166                         1377892                         1379117
1375167                         1377893                         1379118
1375168                         1377894                         1379119
1375169                         1377895                         1379119-A
1375170                         1378105                         1379120
1375171                         1378106                         1379121
1375172                         1378107                         1379122
1375173                         1378108                         1379123
1375174                         1378108-A                       1379124
1375175                         1378725                         1379125
1375176                         1378726                         1379126
1376139                         1378727                         1379127
1376140                         1378728                         1379128
1376140-A                       1378762                         1379129
1376141                         1378763                         1379567
1376142                         1378764                         1379568
1376143                         1378765                         1379569
1376144                         1378974                         1379570
1376145                         1378976                         1379571
1376146                         1378977                         1379572
1376147                         1378979                         1379573
1376148                         1378982                         1379574
1376149                         1378983                         1379575
1376150                         1378984                         1379576
1377061                         1378985                         1379577
1377061-A                       1379096                         1379578
1377062                         1379097                         1379579
1377063                         1379098                         1379580
1377064                         1379099                         1379581
1377065                         1379100                         1379582
1377066                         1379101                         1379583
1377067                         1379102                         1379584
1377068                         1379103                         1379585
1377069                         1379104                         1379586
1377070                         1379105                         1380593
1377071                         1379106                         1380594
1377072                         1379107                         1380595
1377073                         1379108                         1380596
1377074                         1379109                         1380597



                                   ANNEX I-10

1380598                         1382536                         1384831
1380599                         1382537                         1384832
1380600                         1382538                         1384833
1380601                         1382539                         1384833-A
1380602                         1382540                         1386285
1380603                         1382541                         1386286
1380604                         1382542                         1386287
1380605                         1382543                         1386288
1380606                         1382544                         1386288-A
1380607                         1382545                         1386289
1380608                         1382546                         1386290
1380609                         1382547                         1386291
1380609-A                       1382548                         1386292
1380610                         1382549                         1386293
1380611                         1382550                         1386294
1380612                         1382551                         1386295
1381222                         1382552                         1386296
1381223                         1382553                         1386297
1381224                         1382554                         1386298
1381225                         1382555                         1386299
1381226                         1382556                         1386300
1381227                         1382557                         1386301
1381228                         1382558                         1386302
1381229                         1382559                         1386303
1381230                         1382560                         1386304
1381231                         1382561                         1386305
1381232                         1384097                         1386306
1381233                         1384098                         1386307
1381234                         1384519                         1386308
1381235                         1384814                         1386309
1381236                         1384815                         1386310
1381237                         1384816                         1386311
1381238                         1384817                         1386312
1381239                         1384818                         1386313
1381240                         1384819                         1386314
1381241                         1384820                         1386315
1382526                         1384821                         1386316
1382527                         1384822                         1386317
1382528                         1384823                         1386318
1382529                         1384824                         1386319
1382530                         1384825                         1386320
1382531                         1384826                         1386321
1382532                         1384827                         1386322
1382533                         1384828                         1386323
1382534                         1384829                         1386324
1382535                         1384830                         1388309



                                   ANNEX I-11

1388310                         1390418-A                       1393101
1388311                         1391304                         1393102
1388312                         1391305                         1393103
1388313                         1391306                         1393104
1388314                         1391307                         1393105
1388315                         1391308                         1393106
1388316                         1391309                         1393107
1388317                         1391310                         1393107-A
1388318                         1391310-A                       1393108
1388319                         1391311                         1393109
1388320                         1391312                         1393110
1388321                         1391313                         1393111
1388322                         1391314                         1393112
1388323                         1391315                         1393113
1388324                         1391316                         1393114
1388325                         1391317                         1393115
1388326                         1391318                         1393116
1388327                         1391319                         1394057
1388328                         1391320                         1394058
1389344                         1391321                         1394059
1389345                         1391322                         1394060
1389346                         1391323                         1394061
1389347                         1392115                         1394062
1389348                         1392116                         1394063
1389925                         1392117                         1394064
1389926                         1392118                         1394065
1390399                         1392119                         1394066
1390400                         1392120                         1394067
1390401                         1392121                         1394068
1390402                         1392122                         1394069
1390403                         1392123                         1394070
1390404                         1392124                         1394071
1390405                         1392125                         1394072
1390406                         1392126                         1394073
1390407                         1392127                         1394074
1390408                         1392128                         1394075
1390409                         1392129                         1394076
1390410                         1392130                         1395032
1390411                         1392131                         1397531
1390412                         1392132                         1398229
1390413                         1392133                         1398229-A
1390414                         1392134                         1398230
1390415                         1393097                         1398230-A
1390416                         1393098                         1398231
1390417                         1393099                         1398232
1390418                         1393100                         1398233



                                   ANNEX I-12

1398234                         1399515                         1400675
1398235                         1399516                         1400676
1398236                         1399517                         1400677
1398237                         1400062                         1400678
1398237-A                       1400063                         1400679
1398238                         1400064                         1400680
1398611                         1400065                         1400681
1398964                         1400066                         1400682
1398965                         1400067                         1400683
1398966                         1400068                         1400684
1398968                         1400069                         1400685
1398968-A                       1400070                         1400686
1398969                         1400071                         1400687
1398970                         1400072                         1400688
1398971                         1400073                         1400689
1398972                         1400074                         1400690
1398973                         1400075                         1400691
1398974                         1400076                         1400692
1399487                         1400077                         1400693
1399488                         1400078                         1400694
1399488-A                       1400079                         1400695
1399488-B                       1400080                         1400696
1399489                         1400081                         1400697
1399490                         1400082                         1400698
1399490-A                       1400083                         1400699
1399494                         1400084                         1400700
1399495                         1400085                         1400701
1399496                         1400086                         1400702
1399497                         1400087                         1400703
1399498                         1400088                         1401003
1399499                         1400089                         1401011
1399500                         1400090                         1401014
1399501                         1400091                         1401036
1399502                         1400092                         1401046
1399503                         1400093                         1401062
1399504                         1400094                         1401063
1399505                         1400095                         1401147
1399506                         1400095-A                       1401157
1399507                         1400096                         1401166
1399508                         1400096-A                       1401178
1399509                         1400668                         1401189
1399510                         1400669                         1401190
1399511                         1400670                         1401190-A
1399512                         1400671                         1401283
1399513                         1400672                         1401291
1399514                         1400674                         1401298



                                   ANNEX I-13

1401311                         1402098                         1402745
1401317                         1402099                         1402746
1401317-A                       1402100                         1402747
1401352                         1402101                         1402748
1401450                         1402102                         1402749
1401451                         1402103                         1402750
1401452                         1402104                         1402751
1401453                         1402105                         1402751-A
1401453-A                       1402106                         1402752
1401453-B                       1402107                         1402753
1401454                         1402108                         1402754
1401458                         1402109                         1402755
1401459                         1402110                         1402756
1401467                         1402134                         1402757
1401476                         1402145                         1402758
1401483                         1402148                         1402784
1401491                         1402155                         1402806
1401578                         1402173                         1402807
1401584                         1402271                         1402810
1401591                         1402289                         1402822
1401597                         1402294                         1402839
1401601                         1402312                         1402849
1401611                         1402358                         1402858
1401647                         1402367                         1402892
1401729                         1402450                         1402946
1401747                         1402467                         1402955
1401752                         1402471                         1402971
1401789                         1402476                         1402987
1401797                         1402500                         1402989
1401843                         1402511                         1403002
1401852                         1402576                         1403031
1401862                         1402587                         1403041
1401867                         1402635                         1403092
1401873                         1402651                         1403102
1401980                         1402674                         1403112
1401992                         1402678                         1403152
1401999                         1402703                         1403183
1402026                         1402735                         1403188
1402036                         1402739                         1403216
1402091                         1402739-A                       1403229
1402092                         1402739-B                       1403232
1402093                         1402740                         1403243
1402094                         1402741                         1403274
1402095                         1402742                         1403281
1402096                         1402743                         1403376
1402097                         1402744                         1403390



                                   ANNEX I-14

1403398                         1403887                         1404518
1403416                         1403959                         1404520
1403419                         1403971                         1404531
1403438                         1403981                         1404536
1403507                         1403989                         1404548
1403522                         1404072                         1404638
1403527                         1404085                         1404648
1403537                         1404096                         1404659
1403559                         1404101                         1404665
1403564                         1404105                         1404670
1403566                         1404116                         1404708
1403567                         1404209                         1404721
1403568                         1404210                         1404747
1403569                         1404211                         1404764
1403570                         1404212                         1404766
1403571                         1404213                         1404770
1403572                         1404214                         1404821
1403573                         1404215                         1404854
1403574                         1404216                         1404876
1403575                         1404217                         1404890
1403576                         1404218                         1404897
1403577                         1404245                         1404907
1403578                         1404247                         1405040
1403578-A                       1404252                         1405041
1403579                         1404264                         1405059
1403580                         1404269                         1405062
1403580-A                       1404292                         1405072
1403581                         1404303                         1405112
1403582                         1404304                         1405172
1403583                         1404304-A                       1405179
1403584                         1404305                         1405185
1403585                         1404306                         1405197
1403586                         1404307                         1405202
1403587                         1404308                         1405255
1403598                         1404309                         1405256
1403691                         1404309-A                       1405257
1403706                         1404310                         1405258
1403708                         1404311                         1405259
1403724                         1404312                         1405260
1403756                         1404380                         1405261
1403770                         1404381                         1405262
1403804                         1404384                         1405263
1403814                         1404386                         1405264
1403823                         1404396                         1405345
1403831                         1404407                         1405355
1403860                         1404509                         1405371



                                   ANNEX I-15

1405381                         1406177                         1406835
1405392                         1406178                         1406836
1405464                         1406179                         1406836-A
1405484                         1406180                         1406836-B
1405493                         1406181                         1406836-C
1405503                         1406182                         1406837
1405518                         1406182-A                       1406838
1405571                         1406182-B                       1406839
1405572                         1406182-C                       1406840
1405573                         1406183                         1406841
1405574                         1406183-A                       1406842
1405575                         1406184                         1406843
1405576                         1406185                         1406844
1405577                         1406185-A                       1406844-A
1405578                         1406186                         1406845
1405599                         1406187                         1406846
1405612                         1406188                         1406847
1405618                         1406189                         1406847-A
1405625                         1406190                         1406848
1405630                         1406236                         1406848-A
1405638                         1406246                         1406849
1405700                         1406250                         1406849-A
1405708                         1406257                         1406849-B
1405715                         1406271                         1406894
1405721                         1406282                         1406899
1405808                         1406370                         1406904
1405817                         1406388                         1406919
1405833                         1406407                         1406924
1405841                         1406419                         1407003
1405850                         1406426                         1407004
1405976                         1406433                         1407005
1405993                         1406456                         1407014
1406000                         1406519                         1407019
1406015                         1406528                         1407030
1406018                         1406542                         1407041
1406116                         1406548                         1407098
1406131                         1406554                         1407102
1406137                         1406704                         1407133
1406137-A                       1406704-A                       1407152
1406142                         1406714                         1407160
1406156                         1406728                         1407174
1406172                         1406737                         1407247
1406173                         1406741                         1407262
1406174                         1406832                         1407271
1406175                         1406833                         1407284
1406176                         1406834                         1407289



                                   ANNEX I-16

1407291                         1408109                         1408708
1407376                         1408119                         1408798
1407389                         1408127                         1408809
1407392                         1408151                         1408814
1407399                         1408196                         1408822
1407408                         1408197                         1408834
1407427                         1408198                         1408937
1407510                         1408199                         1408938
1407514                         1408200                         1408939
1407523                         1408201                         1408940
1407611                         1408212                         1408941
1407612                         1408212-A                       1408942
1407613                         1408213                         1408943
1407614                         1408213-A                       1408944
1407615                         1408214                         1408945
1407616                         1408214-A                       1408946
1407617                         1408215                         1409001
1407618                         1408217                         1409015
1407619                         1408218                         1409023
1407620                         1408219                         1409032
1407621                         1408220                         1409039
1407622                         1408221                         1409049
1407623                         1408222                         1409110
1407624                         1408223                         1409111
1407625                         1408224                         1409120
1407626                         1408225                         1409134
1407627                         1408226                         1409140
1407628                         1408239                         1409150
1407629                         1408249                         1409160
1407694                         1408257                         1409176
1407695                         1408266                         1409244
1407708                         1408361                         1409264
1407714                         1408367                         1409270
1407732                         1408383                         1409285
1407829                         1408398                         1409289
1407840                         1408436                         1409295
1407850                         1408534                         1409360
1407858                         1408547                         1409375
1407870                         1408560                         1409389
1407921                         1408569                         1409400
1407957                         1408573                         1409411
1407968                         1408582                         1409416
1407977                         1408662                         1409491
1407992                         1408684                         1409509
1408024                         1408688                         1409531
1408086                         1408701                         1409536



                                   ANNEX I-17

1409543                         1410295                         1410400
1409630                         1410301                         1410401
1409637                         1410327                         1410402
1409648                         1410359                         1410403
1409654                         1410360                         1410404
1409726                         1410361                         1410405
1409727                         1410362                         1410406
1409728                         1410363                         1410407
1409729                         1410364                         1410407-A
1409730                         1410365                         1410408
1409731                         1410366                         1410488
1409732                         1410367                         1410489
1409733                         1410368                         1410503
1409734                         1410369                         1410504
1409735                         1410370                         1410520
1409736                         1410371                         1410522
1409737                         1410372                         1410526
1409738                         1410373                         1410530
1409739                         1410374                         1410538
1409739-A                       1410375                         1410608
1409740                         1410376                         1410642
1409741                         1410377                         1410649
1409797                         1410378                         1410655
1409798                         1410379                         1410739
1409816                         1410380                         1410751
1409819                         1410381                         1410759
1409824                         1410381-A                       1410767
1409837                         1410382                         1410773
1409956                         1410382-A                       1410852
1409969                         1410383                         1410863
1409978                         1410384                         1410873
1409985                         1410385                         1410882
1409990                         1410386                         1410888
1410041                         1410387                         1410943
1410054                         1410388                         1410958
1410062                         1410389                         1410965
1410070                         1410390                         1410985
1410084                         1410391                         1411059
1410149                         1410392                         1411069
1410159                         1410393                         1411077
1410173                         1410394                         1411082
1410184                         1410395                         1411180
1410191                         1410396                         1411196
1410261                         1410397                         1411202
1410276                         1410398                         1411208
1410287                         1410399                         1411211



                                   ANNEX I-18

1411293                         1411651                         1412289
1411308                         1411652                         1412321
1411317                         1411653                         1412327
1411323                         1411654                         1412334
1411334                         1411655                         1412365
1411401                         1411656                         1412401
1411420                         1411657                         1412401-A
1411427                         1411658                         1412402
1411434                         1411659                         1412403
1411437                         1411660                         1412404
1411517                         1411661                         1412404-A
1411539                         1411662                         1412405
1411545                         1411663                         1412406
1411550                         1411664                         1412407
1411556                         1411665                         1412407-A
1411621                         1411666                         1412408
1411622                         1411667                         1412409
1411623                         1411668                         1412410
1411624                         1411669                         1412411
1411625                         1411670                         1412412
1411626                         1411671                         1412413
1411627                         1411718                         1412414
1411628                         1411731                         1412415
1411629                         1411745                         1412416
1411630                         1411752                         1412417
1411631                         1411758                         1412498
1411632                         1411842                         1412539
1411633                         1411866                         1412551
1411634                         1411874                         1412558
1411635                         1411881                         1412562
1411636                         1411886                         1412654
1411637                         1411973                         1412668
1411638                         1411988                         1412679
1411639                         1411995                         1412699
1411640                         1412005                         1412708
1411640-A                       1412010                         1413049
1411641                         1412055                         1413050
1411642                         1412077                         1413051
1411643                         1412085                         1413052
1411644                         1412096                         1413053
1411645                         1412108                         1413054
1411646                         1412181                         1413055
1411647                         1412200                         1413056
1411648                         1412216                         1413057
1411649                         1412221                         1413058
1411650                         1412228                         1413059



                                   ANNEX I-19

1413060                         1413926                         1414767
1413061                         1413948                         1414779
1413062                         1413959                         1414780
1413063                         1413991                         1414781
1413063-A                       1413992                         1414781-A
1413064                         1413993                         1414782
1413065                         1413994                         1414783
1413066                         1413995                         1414784
1413067                         1413996                         1414785
1413068                         1413997                         1414786
1413069                         1413998                         1414787
1413070                         1413999                         1414788
1413086                         1414000                         1414789
1413087                         1414002                         1414790
1413417                         1414003                         1414791
1413455                         1414004                         1414792
1413461                         1414005                         1414793
1413462                         1414006                         1414808
1413463                         1414007                         1414817
1413464                         1414107                         1414848
1413465                         1414111                         1414853
1413466                         1414117                         1414859
1413467                         1414127                         1414865
1413468                         1414155                         1414942
1413469                         1414250                         1415055
1413473                         1414257                         1415061
1413474                         1414267                         1415083
1413475                         1414273                         1415090
1413476                         1414320                         1415102
1413477                         1414345                         1415123
1413478                         1414364                         1415123-A
1413511                         1414372                         1415227
1413531                         1414384                         1415249
1413551                         1414395                         1415260
1413557                         1414401                         1415270
1413566                         1414471                         1415331
1413638                         1414481                         1415351
1413668                         1414496                         1415361
1413675                         1414505                         1415361-A
1413680                         1414511                         1415378
1413702                         1414525                         1415393
1413764                         1414650                         1415402
1413795                         1414691                         1415411
1413799                         1414695                         1415461
1413809                         1414700                         1415474
1413911                         1414726                         1415501



                                   ANNEX I-20

1415521                         1416348                         1417136
1415531                         1416370                         1417142
1415558                         1416395                         1417150
1415567                         1416405                         1417159
1415568                         1416419                         1417187
1415624                         1416446                         1417197
1415658                         1416447                         1417227
1415664                         1416457                         1417228
1415671                         1416490                         1417244
1415703                         1416511                         1417264
1415732                         1416536                         1417280
1415733                         1416543                         1417289
1415734                         1416550                         1417321
1415735                         1416600                         1417328
1415736                         1416657                         1417356
1415737                         1416666                         1417364
1415738                         1416671                         1417480
1415739                         1416676                         1417517
1415740                         1416685                         1417519
1415741                         1416686                         1417535
1415742                         1416689                         1417549
1415743                         1416693                         1417594
1415744                         1416696                         1417626
1415766                         1416762                         1417627
1415815                         1416789                         1417799
1415824                         1416790                         1417818
1415838                         1416800                         1417819
1415857                         1416802                         1417820
1415861                         1416803                         1417821
1415961                         1416804                         1417822
1416057                         1416870                         1417823
1416058                         1416876                         1417837
1416059                         1416888                         1417856
1416060                         1416961                         1417865
1416061                         1416973                         1417888
1416193                         1416977                         1417897
1416194                         1416987                         1417912
1416195                         1416997                         1417934
1416196                         1417004                         1417958
1416197                         1417010                         1418012
1416198                         1417019                         1418022
1416199                         1417066                         1418032
1416200                         1417080                         1418035
1416201                         1417080-A                       1418035-A
1416202                         1417098                         1418045
1416203                         1417113                         1418050



                                   ANNEX I-21

1418068                         1418761                         1419485
1418079                         1418770                         1419495
1418102                         1418781                         1419498
1418174                         1418790                         1419505
1418174-A                       1418870                         1419513
1418177                         1418879                         1419536
1418185                         1418892                         1419539
1418192                         1418894                         1419585
1418206                         1418902                         1419644
1418222                         1418916                         1419646
1418291                         1418923                         1419674
1418314                         1418949                         1419696
1418318                         1419018                         1419699
1418330                         1419027                         1419703
1418343                         1419028                         1419706
1418408                         1419033                         1419712
1418432                         1419039                         1419721
1418434                         1419051                         1419756
1418441                         1419067                         1419763
1418445                         1419117                         1419772
1418446                         1419125                         1419821
1418460                         1419135                         1419853
1418485                         1419141                         1419859
1418545                         1419146                         1419864
1418559                         1419153                         1419866
1418572                         1419170                         1419876
1418576                         1419181                         1419910
1418580                         1419220                         1419913
1418592                         1419233                         1420017
1418607                         1419234                         1420060
1418617                         1419235                         1420067
1418655                         1419236                         1420070
1418656                         1419237                         1420094
1418657                         1419238                         1420120
1418658                         1419239                         1420153
1418659                         1419240                         1420220
1418660                         1419244                         1420225
1418661                         1419245                         1420236
1418662                         1419273                         1420238
1418663                         1419303                         1420254
1418664                         1419308                         1420261
1418707                         1419327                         1420265
1418740                         1419357                         1420277
1418740-A                       1419358                         1420307
1418744                         1419385                         1420353
1418750                         1419472                         1420412



                                   ANNEX I-22

1420413                         1421037                         1421815
1420413-A                       1421047                         1421826
1420414                         1421059                         1421827
1420415                         1421073                         1421861
1420416                         1421073-A                       1421892
1420417                         1421111                         1421893
1420418                         1421112                         1421894
1420433                         1421113                         1421895
1420435                         1421115                         1421896
1420450                         1421120                         1421897
1420457                         1421227                         1421996
1420464                         1421228                         1421997
1420475                         1421249                         1422001
1420478                         1421281                         1422006
1420547                         1421287                         1422025
1420548                         1421299                         1422137
1420622                         1421328                         1422146
1420625                         1421332                         1422154
1420630                         1421334                         1422199
1420632                         1421334-A                       1422209
1420640                         1421335                         1422210
1420663                         1421439                         1422210-A
1420664                         1421444                         1422296
1420666                         1421450                         1422344
1420695                         1421476                         1422347
1420784                         1421496                         1422354
1420785                         1421498                         1422373
1420786                         1421504                         1422386
1420792                         1421516                         1422389
1420797                         1421600                         1422390
1420812                         1421603                         1422404
1420850                         1421610                         1422406
1420861                         1421618                         1422406-A
1420864                         1421641                         1422407
1420876                         1421645                         1422505
1420877                         1421650                         1422506
1420878                         1421677                         1422507
1420879                         1421682                         1422524
1420890                         1421748                         1422525
1420899                         1421771                         1422526
1420901                         1421777                         1422563
1420995                         1421782                         1422566
1420997                         1421800                         1422576
1421001                         1421805                         1422593
1421009                         1421808                         1422622
1421036                         1421809                         1422627



                                   ANNEX I-23

1422628                         1423724                         1424847
1422629                         1423725                         1424848
1422631                         1423733                         1424850
1422642                         1423734                         1424851
1422726                         1423817                         1424852
1422734                         1423832                         1424853
1422743                         1423833                         1424854
1422766                         1423834                         1424916
1422772                         1423925                         1424917
1422773                         1423970                         1424942
1422786                         1423971                         1424947
1422885                         1424020                         1424954
1422886                         1424102                         1424971
1422909                         1424108                         1425006
1422915                         1424110                         1425007
1422963                         1424115                         1425010
1422967                         1424140                         1425011
1423063                         1424148                         1425012
1423064                         1424150                         1425013
1423160                         1424153                         1425015
1423166                         1424317                         1425017
1423172                         1424318                         1425019
1423184                         1424323                         1425020
1423215                         1424341                         1425021
1423216                         1424355                         1425095
1423224                         1424356                         1425112
1423226                         1424357                         1425117
1423226-A                       1424357-A                       1425129
1423315                         1424463                         1425177
1423316                         1424469                         1425178
1423332                         1424483                         1425211
1423335                         1424503                         1425212
1423351                         1424525                         1425213
1423376                         1424527                         1425214
1423377                         1424530                         1425215
1423488                         1424607                         1425216
1423500                         1424644                         1425217
1423509                         1424657                         1425218
1423663                         1424670                         1425219
1423680                         1424685                         1425220
1423688                         1424780                         1425221
1423693                         1424781                         1425222
1423698                         1424789                         1425223
1423721                         1424792                         1425224
1423722                         1424795                         1425311
1423723                         1424846                         1425328



                                   ANNEX I-24

1425330                         1426627                         1427685
1425338                         1426628                         1427710
1425355                         1426636                         1427752
1425429                         1426638                         1427796
1425430                         1426641                         1427797
1425529                         1426702                         1427798
1425556                         1426703                         1427799
1425557                         1426704                         1427829
1425651                         1426705                         1427887
1425652                         1426706                         1427901
1425671                         1426707                         1427901-A
1425677                         1426708                         1427910
1425724                         1426709                         1427916
1425725                         1426804                         1428128
1425726                         1426836                         1428136
1425727                         1426849                         1428140
1425728                         1426854                         1428161
1425729                         1426859                         1428173
1425730                         1426879                         1428228
1425731                         1426929                         1428381
1425732                         1426997                         1428387
1425737                         1427008                         1428405
1425738                         1427065                         1428414
1425739                         1427088                         1428445
1425826                         1427169                         1428452
1425836                         1427175                         1428453
1425870                         1427177                         1428454
1425889                         1427238                         1428455
1425922                         1427238-A                       1428547
1425997                         1427247                         1428574
1426015                         1427366                         1428579
1426020                         1427392                         1428585
1426031                         1427404                         1428589
1426049                         1427413                         1428735
1426220                         1427509                         1428747
1426241                         1427518                         1428752
1426244                         1427533                         1428774
1426256                         1427533-A                       1428854
1426260                         1427546                         1428855
1426272                         1427557                         1428856
1426324                         1427586                         1428857
1426390                         1427587                         1428863
1426401                         1427588                         1428989
1426409                         1427589                         1429002
1426455                         1427673                         1429016
1426523                         1427681                         1429030



                                   ANNEX I-25

1429050                         1430239                         1431055
1429056                         1430240                         1431152
1429058                         1430241                         1431172
1429059                         1430243                         1431186
1429061                         1430256                         1431231
1429263                         1430362                         1431232
1429273                         1430383                         1431233
1429278                         1430393                         1431234
1429292                         1430397                         1431265
1429343                         1430427                         1431302
1429344                         1430443                         1431311
1429347                         1430445                         1431390
1429360                         1430446                         1431398
1429364                         1430447                         1431404
1429492                         1430484                         1431426
1429500                         1430485                         1431435
1429509                         1430580                         1431436
1429536                         1430590                         1431437
1429562                         1430590-A                       1431438
1429563                         1430594                         1431466
1429564                         1430628                         1431521
1429565                         1430791                         1431522
1429703                         1430803                         1431523
1429704                         1430808                         1431524
1429819                         1430827                         1431525
1429829                         1430842                         1431526
1429833                         1430847                         1431527
1429849                         1430891                         1431528
1429865                         1430891-A                       1431589
1429876                         1430892                         1431600
1429877                         1430902                         1431605
1429878                         1430902-A                       1431632
1429879                         1430927                         1431633
1429996                         1430936                         1431634
1430007                         1430946                         1431635
1430012                         1430946-A                       1431636
1430035                         1430950                         1431786
1430070                         1431000                         1431794
1430071                         1431002                         1431799
1430072                         1431048                         1431827
1430073                         1431049                         1431840
1430075                         1431050                         1431841
1430198                         1431051                         1431843
1430208                         1431052                         1431844
1430213                         1431053                         1431845
1430237                         1431054                         1431846



                                   ANNEX I-26

1431977                         1433004                         1434222
1431991                         1433024                         1434233
1431994                         1433024-A                       1434260
1432013                         1433048                         1434264
1432049                         1433165                         1434266
1432050                         1433178                         1434404
1432056                         1433183                         1434412
1432058                         1433225                         1434412-A
1432059                         1433236                         1434421
1432060                         1433237                         1434455
1432179                         1433238                         1434472
1432187                         1433264                         1434540
1432192                         1433330                         1434540-A
1432208                         1433330-A                       1434541
1432240                         1433340                         1434569
1432253                         1433366                         1434580
1432333                         1433395                         1434590
1432356                         1433449                         1434652
1432356-A                       1433516                         1434653
1432366                         1433516-A                       1434654
1432373                         1433543                         1434681
1432401                         1433560                         1434685
1432422                         1433573                         1434743
1432428                         1433610                         1434744
1432429                         1433646                         1434769
1432430                         1433659                         1434775
1432481                         1433753                         1434781
1432513                         1433755                         1434797
1432538                         1433755-A                       1434822
1432542                         1433759                         1434823
1432578                         1433782                         1434827
1432578-A                       1433796                         1434891
1432613                         1433838                         1434892
1432624                         1433839                         1434931
1432625                         1433912                         1434932
1432630                         1433932                         1434954
1432704                         1433949                         1434961
1432723                         1433955                         1434965
1432743                         1433963                         1434973
1432747                         1433984                         1435004
1432749                         1434015                         1435006
1432750                         1434019                         1435225
1432751                         1434053                         1435234
1432752                         1434117                         1435241
1432838                         1434209                         1435262
1432839                         1434214                         1435282



                                   ANNEX I-27

1435287                         1436562                         1437498-A
1435400                         1436563                         1437503
1435407                         1436580                         1437504
1435414                         1436586                         1437506
1435423                         1436591                         1437529
1435455                         1436608                         1437545
1435456                         1436654                         1437556
1435457                         1436710                         1437559
1435586                         1436724                         1437589
1435600                         1436732                         1437592
1435609                         1436757                         1437593
1435618                         1436761                         1437599
1435626                         1436769                         1437632
1435659                         1436777                         1437679
1435660                         1436814                         1437766
1435661                         1436814-A                       1437773
1435731                         1436831                         1437787
1435745                         1436847                         1437794
1435750                         1436866                         1437802
1435750-A                       1436896                         1437827
1435764                         1436903                         1437849
1435803                         1436919                         1437859
1435909                         1436922                         1437901
1435925                         1436962                         1437905
1435938                         1436973                         1437908
1435948                         1436997                         1437909
1435980                         1437046                         1437933
1435996                         1437060                         1437957
1436026                         1437074                         1437992
1436066                         1437079                         1438009
1436139                         1437080                         1438015
1436152                         1437082                         1438024
1436157                         1437086                         1438049
1436185                         1437100                         1438068
1436280                         1437119                         1438136
1436316                         1437171                         1438153
1436348                         1437237                         1438213
1436360                         1437258                         1438215
1436377                         1437273                         1438226
1436387                         1437287                         1438240
1436400                         1437296                         1438248
1436425                         1437313                         1438274
1436452                         1437342                         1438319
1436517                         1437427                         1438331
1436520                         1437490                         1438360
1436525                         1437498                         1438383



                                   ANNEX I-28

1438392                         1439386                         1440225
1438405                         1439401                         1440236
1438413                         1439437                         1440265
1438420                         1439455                         1440274
1438443                         1439464                         1440365
1438467                         1439465                         1440437
1438519                         1439474                         1440438
1438537                         1439515                         1440439
1438545                         1439522                         1440440
1438581                         1439533                         1440441
1438584                         1439535                         1440442
1438599                         1439551                         1440464
1438610                         1439555                         1440536
1438627                         1439568                         1440561
1438679                         1439573                         1440647
1438686                         1439611                         1440656
1438737                         1439640                         1440758
1438750                         1439666                         1440777
1438759                         1439667                         1440831
1438763                         1439678                         1440846
1438797                         1439689                         1440856
1438840                         1439705                         1440886
1438866                         1439711                         1440918
1438911                         1439728                         1440929
1438931                         1439755                         1440986
1438938                         1439791                         1441063
1438946                         1439804                         1441104
1438979                         1439857                         1441108
1438991                         1439860                         1441135
1439015                         1439871                         1441139
1439040                         1439875                         1441147
1439095                         1439886                         1441220
1439103                         1439911                         1441221
1439116                         1439921                         1441246
1439122                         1439938                         1441279
1439124                         1439993                         1441288
1439156                         1440001                         1441322
1439179                         1440018                         1441349
1439234                         1440031                         1441409
1439258                         1440037                         1441451
1439259                         1440077                         1441458
1439292                         1440089                         1441488
1439303                         1440104                         1441502
1439318                         1440139                         1441520
1439340                         1440198                         1441523
1439385                         1440205                         1441524



                                   ANNEX I-29

1441525                         1442787                         1443913
1441526                         1442795                         1443917
1441527                         1442801                         1443934
1441563                         1442855                         1443968
1441616                         1442869                         1444006
1441648                         1442891                         1444018
1441673                         1442905                         1444027
1441680                         1442917                         1444040
1441696                         1442923                         1444060
1441702                         1443007                         1444070
1441736                         1443075                         1444102
1441795                         1443108                         1444159
1441874                         1443144                         1444266
1441888                         1443165                         1444280
1441911                         1443179                         1444288
1441918                         1443303                         1444309
1441928                         1443332                         1444315
1441934                         1443333                         1444344
1441978                         1443334                         1444364
1441992                         1443335                         1444383
1442038                         1443336                         1444435
1442051                         1443337                         1444483
1442066                         1443338                         1444509
1442073                         1443369                         1444532
1442078                         1443458                         1444541
1442148                         1443468                         1444545
1442161                         1443507                         1444583
1442204                         1443514                         1444604
1442211                         1443522                         1444625
1442318                         1443540                         1444683
1442440                         1443559                         1444694
1442454                         1443615                         1444717
1442465                         1443693                         1444721
1442481                         1443712                         1444755
1442481-A                       1443720                         1444783
1442492                         1443739                         1444798
1442507                         1443743                         1444892
1442543                         1443752                         1444915
1442584                         1443782                         1444925
1442608                         1443804                         1444951
1442629                         1443848                         1444958
1442633                         1443864                         1444962
1442649                         1443880                         1444987
1442671                         1443883                         1445056
1442687                         1443896                         1445113
1442777                         1443908                         1445154



                                   ANNEX I-30

1445179                         1446287                         1447300
1445180                         1446291                         1447310
1445202                         1446305                         1447313
1445206                         1446346                         1447328
1445240                         1446363                         1447336
1445265                         1446417                         1447341
1445276                         1446454                         1447362
1445278                         1446489                         1447420
1445281                         1446493                         1447537
1445283                         1446502                         1447602
1445284                         1446545                         1447620
1445350                         1446579                         1447631
1445394                         1446580                         1447634
1445412                         1446581                         1447645
1445422                         1446582                         1447660
1445430                         1446583                         1447673
1445475                         1446584                         1447700
1445539                         1446602                         1447758
1445616                         1446620                         1447803
1445623                         1446633                         1447812
1445627                         1446648                         1447814
1445631                         1446761                         1447874
1445657                         1446763                         1447885
1445660                         1446766                         1447892
1445665                         1446800                         1447919
1445689                         1446822                         1447950
1445723                         1446882                         1447968
1445733                         1446937                         1448031
1445825                         1446943                         1448054
1445839                         1446959                         1448060
1445844                         1446965                         1448086
1445866                         1446970                         1448094
1445871                         1446994                         1448101
1445878                         1447012                         1448134
1445913                         1447042                         1448197
1445920                         1447056                         1448212
1445954                         1447119                         1448234
1446000                         1447123                         1448249
1446032                         1447145                         1448253
1446071                         1447149                         1448277
1446077                         1447152                         1448286
1446100                         1447156                         1448341
1446125                         1447158                         1448371
1446184                         1447173                         1448397
1446232                         1447218                         1448425
1446256                         1447260                         1448436



                                   ANNEX I-31

1448465                         1449465                         1450439
1448479                         1449466                         1450456
1448494                         1449467                         1450467
1448542                         1449468                         1450479
1448619                         1449469                         1450497
1448696                         1449470                         1450520
1448738                         1449471                         1450521
1448753                         1449472                         1450522
1448767                         1449473                         1450523
1448778                         1449490                         1450524
1448786                         1449560                         1450525
1448804                         1449581                         1450526
1448805                         1449599                         1450539
1448824                         1449615                         1450609
1448856                         1449618                         1450667
1448881                         1449630                         1450707
1448882                         1449653                         1450729
1448882-A                       1449707                         1450740
1448909                         1449735                         1450756
1448956                         1449787                         1450762
1448983                         1449799                         1450803
1448996                         1449827                         1450803-A
1448996-A                       1449827-A                       1450824
1448997                         1449827-B                       1450858
1449015                         1449832                         1450880
1449036                         1449855                         1450891
1449055                         1449862                         1450895
1449109                         1449918                         1450900
1449124                         1449963                         1450918
1449136                         1449975                         1450987
1449163                         1449979                         1450992
1449178                         1450007                         1451005
1449183                         1450010                         1451034
1449201                         1450021                         1451063
1449216                         1450045                         1451088
1449235                         1450085                         1451188
1449276                         1450182                         1451202
1449357                         1450221                         1451229
1449372                         1450230                         1451237
1449383                         1450251                         1451247
1449393                         1450251-A                       1451261
1449407                         1450263                         1451329
1449431                         1450292                         1451356
1449453                         1450318                         1451445
1449463                         1450385                         1451450
1449464                         1450421                         1451459



                                   ANNEX I-32

1451475                         1452628                         1453625
1451478                         1452635                         1453643
1451492                         1452643                         1453660
1451520                         1452663                         1453693
1451545                         1452700                         1453701
1451584                         1452722                         1453754
1451635                         1452848                         1453760
1451641                         1452848-A                       1453796
1451664                         1452870                         1453803
1451674                         1452875                         1453817
1451693                         1452901                         1453845
1451722                         1452913                         1453855
1451748                         1452937                         1453880
1451832                         1452955                         1453963
1451840                         1453056                         1454052
1451844                         1453109                         1454061
1451853                         1453136                         1454061-A
1451874                         1453143                         1454100
1451890                         1453158                         1454108
1451914                         1453177                         1454123
1451961                         1453186                         1454149
1452022                         1453221                         1454176
1452070                         1453244                         1454240
1452075                         1453276                         1454363
1452080                         1453325                         1454374
1452081                         1453338                         1454398
1452092                         1453352                         1454407
1452120                         1453354                         1454420
1452123                         1453356                         1454449
1452136                         1453357                         1454474
1452140                         1453375                         1454521
1452172                         1453386                         1454550
1452237                         1453394                         1454556
1452289                         1453407                         1454566
1452354                         1453429                         1454572
1452364                         1453472                         1454615
1452395                         1453513                         1454622
1452395-A                       1453531                         1454629
1452399                         1453534                         1454654
1452406                         1453535                         1454704
1452419                         1453537                         1454732
1452443                         1453538                         1454747
1452513                         1453540                         1454748
1452563                         1453568                         1454749
1452602                         1453584                         1454750
1452608                         1453620                         1454751



                                   ANNEX I-33

1454793                         1456026                         1457240
1454801                         1456040                         1457257
1454832                         1456057                         1457276
1454840                         1456080                         1457303
1454842                         1456106                         1457311
1454881                         1456132                         1457328
1454915                         1456201                         1457353
1454936                         1456228                         1457375
1454972                         1456236                         1457393
1455031                         1456241                         1457442
1455038                         1456268                         1457495
1455067                         1456276                         1457525
1455081                         1456289                         1457547
1455110                         1456334                         1457563
1455141                         1456353                         1457594
1455182                         1456372                         1457607
1455253                         1456449                         1457629
1455277                         1456455                         1457673
1455363                         1456475                         1457695
1455375                         1456480                         1457695-A
1455402                         1456489                         1457718
1455407                         1456517                         1457765
1455424                         1456581                         1457778
1455447                         1456618                         1457813
1455477                         1456661                         1457828
1455540                         1456671                         1457843
1455561                         1456671-A                       1457894
1455568                         1456672                         1457907
1455581                         1456695                         1458003
1455593                         1456706                         1458017
1455624                         1456767                         1458022
1455648                         1456794                         1458022-A
1455680                         1456820                         1458031
1455728                         1456836                         1458035
1455736                         1456842                         1458048
1455741                         1456851                         1458050
1455746                         1456854                         1458073
1455749                         1456857                         1458080
1455817                         1456912                         1458092
1455825                         1456936                         1458104
1455838                         1457001                         1458165
1455876                         1457085                         1458184
1455905                         1457115                         1458300
1455905-A                       1457129                         1458311
1455960                         1457138                         1458334
1456012                         1457188                         1458348



                                   ANNEX I-34

1458365                         1459429                         1460496
1458387                         1459526                         1460548
1458398                         1459532                         1460563
1458424                         1459559                         1460564
1458483                         1459575                         1460599
1458495                         1459581                         1460605
1458496                         1459605                         1460617
1458516                         1459616                         1460646
1458516-A                       1459645                         1460713
1458525                         1459708                         1460740
1458551                         1459722                         1460809
1458569                         1459738                         1460823
1458579                         1459765                         1460839
1458604                         1459776                         1460852
1458679                         1459794                         1460868
1458706                         1459816                         1460886
1458715                         1459836                         1460905
1458736                         1459880                         1460916
1458736-A                       1459884                         1460979
1458748                         1459892                         1461021
1458767                         1459922                         1461034
1458782                         1459927                         1461054
1458874                         1459936                         1461061
1458912                         1459962                         1461070
1458962                         1459988                         1461089
1458962-A                       1460030                         1461178
1458972                         1460071                         1461201
1459061                         1460123                         1461270
1459061-A                       1460132                         1461319
1459076                         1460148                         1461322
1459084                         1460168                         1461347
1459095                         1460174                         1461358
1459115                         1460195                         1461375
1459115-A                       1460210                         1461400
1459193                         1460211                         1461420
1459219                         1460221                         1461433
1459223                         1460238                         1461497
1459224                         1460286                         1461541
1459228                         1460301                         1461542
1459252                         1460315                         1461607
1459260                         1460364                         1461610
1459297                         1460372                         1461621
1459308                         1460376                         1461660
1459324                         1460401                         1461678
1459345                         1460433                         1461692
1459405                         1460460                         1461777



                                   ANNEX I-35

1461783                         1462810                         1463773
1461793                         1462833                         1463801
1461802                         1462837                         1463817
1461817                         1462860                         1463892
1461825                         1462879                         1463951
1461840                         1462899                         1464086
1461889                         1462901                         1464125
1461901                         1462922                         1464190
1461910                         1462978                         1464198
1461979                         1463001                         1464202
1461992                         1463006                         1464244
1462000                         1463021                         1464245
1462015                         1463028                         1464252
1462025                         1463039                         1464274
1462041                         1463075                         1464281
1462074                         1463107                         1464404
1462101                         1463119                         1464435
1462120                         1463151                         1464508
1462182                         1463167                         1464522
1462194                         1463197                         1464533
1462211                         1463200                         1464536
1462228                         1463205                         1464545
1462233                         1463240                         1464581
1462240                         1463263                         1464591
1462288                         1463297                         1464624
1462319                         1463348                         1464628
1462343                         1463349                         1464666
1462359                         1463350                         1464695
1462373                         1463351                         1464761
1462390                         1463352                         1464809
1462400                         1463353                         1464816
1462420                         1463377                         1464826
1462432                         1463425                         1464859
1462456                         1463432                         1464877
1462502                         1463443                         1464916
1462538                         1463459                         1464953
1462550                         1463470                         1465048
1462560                         1463474                         1465056
1462657                         1463505                         1465060
1462661                         1463536                         1465072
1462665                         1463587                         1465096
1462692                         1463657                         1465118
1462713                         1463719                         1465150
1462752                         1463720                         1465173
1462780                         1463753                         1465238
1462794                         1463763                         1465242



                                   ANNEX I-36

1465247                         1465289                         1465372
1465256                         1465313
1465277                         1465346


                        II. TIBIAL BASEPLATE LOT NUMBERS

1443185                         1444790                         1446179
1443186                         1444791                         1446180
1443188                         1444792                         1446181
1443194                         1444988                         1446181-A
1443481                         1444990                         1446182
1443482                         1444992                         1446370
1443483                         1444993                         1446371
1443484                         1444994                         1446373
1443484-A                       1445242                         1446373-A
1443701                         1445244                         1446374
1443702                         1445245                         1446375
1443703                         1445246                         1446377
1443704                         1445247                         1446378
1443798                         1445248                         1446561
1443799                         1445249                         1446562
1443800                         1445526                         1446563
1443801                         1445527                         1446564
1443961                         1445528                         1446565
1443962                         1445529                         1446565-A
1443963                         1445530                         1446828
1443964                         1445531                         1446829
1444113                         1445532                         1446831
1444114                         1445702                         1446832
1444115                         1445703                         1446833
1444116                         1445704                         1446834
1444350                         1445705                         1446834-A
1444351                         1445706                         1446835
1444352                         1445707                         1447019
1444353                         1445708                         1447020
1444354                         1445928                         1447021
1444386                         1445929                         1447022
1444389                         1445930                         1447023
1444390                         1445931                         1447024
1444608                         1445932                         1447025
1444609                         1445933                         1447184
1444610                         1445934                         1447184-A
1444611                         1445934-A                       1447185
1444612                         1446176                         1447186
1444788                         1446177                         1447186-A
1444789                         1446178                         1447187



                                   ANNEX I-37

1447188                         1448540                         1450092
1447188-A                       1448541                         1450093
1447189                         1448806                         1450094
1447189-A                       1448807                         1450095
1447190                         1448808                         1450096
1447499                         1448809                         1450399
1447500                         1448810                         1450400
1447501                         1448810-A                       1450401
1447503                         1448811                         1450403
1447505                         1448812                         1450404
1447506                         1449001                         1450405
1447507                         1449002                         1450406
1447679                         1449003                         1450481
1447680                         1449004                         1450482
1447681                         1449005                         1450483
1447682                         1449006                         1450484
1447683                         1449007                         1450485
1447684                         1449225                         1450486
1447685                         1449227                         1450487
1447907                         1449228                         1450795
1447908                         1449229                         1450796
1447909                         1449230                         1450799
1447910                         1449231                         1450802
1447911                         1449232                         1451038
1447914                         1449422                         1451039
1447915                         1449424                         1451040
1448111                         1449426                         1451041
1448112                         1449427                         1451042
1448113                         1449428                         1451043
1448114                         1449429                         1451044
1448115                         1449430                         1451330
1448116                         1449699                         1451331
1448117                         1449700                         1451332
1448358                         1449701                         1451333
1448359                         1449702                         1451334
1448360                         1449703                         1451335
1448361                         1449704                         1451337
1448362                         1449872                         1451511
1448363                         1449873                         1451512
1448363-A                       1449874                         1451513
1448364                         1449874-A                       1451514
1448535                         1449875                         1451515
1448536                         1449876                         1451516
1448537                         1449877                         1451517
1448538                         1450089                         1451517-A
1448539                         1450090                         1451698



                                   ANNEX I-38

1451699                         1453236                         1454718
1451700                         1453237                         1454719
1451702                         1453238                         1454919
1451705                         1453412                         1454920
1451708                         1453415                         1454921
1451710                         1453417                         1454922
1451931                         1453418                         1454923
1451932                         1453419                         1454924
1451933                         1453424                         1454925
1451934                         1453425                         1455102
1451936                         1453653                         1455103
1451937                         1453654                         1455104
1451938                         1453655                         1455105
1452145                         1453656                         1455106
1452146                         1453657                         1455107
1452147                         1453657-A                       1455411
1452148                         1453658                         1455412
1452149                         1453658-A                       1455415
1452150                         1453659                         1455417
1452151                         1453878                         1455419
1452436                         1453879                         1455422
1452437                         1453881                         1455716
1452438                         1453882                         1455717
1452439                         1453884                         1455718
1452440                         1453885                         1455719
1452441                         1453887                         1455721
1452442                         1454212                         1455722
1452678                         1454213                         1455867
1452679                         1454215                         1455868
1452681                         1454216                         1455870
1452682                         1454217                         1455871
1452685                         1454219                         1455873
1452688                         1454267                         1455874
1452689                         1454439                         1456083
1453070                         1454440                         1456085
1453070-A                       1454441                         1456086
1453071                         1454442                         1456087
1453072                         1454443                         1456088
1453073                         1454444                         1456089
1453074                         1454445                         1456588
1453075                         1454713                         1456589
1453076                         1454714                         1456590
1453232                         1454714-A                       1456591
1453233                         1454715                         1456592
1453234                         1454716                         1456593
1453235                         1454717                         1456602



                                   ANNEX I-39

1456603                         1458157                         1459974
1456604                         1458158                         1459975
1456605                         1458475                         1459976
1456606                         1458477                         1459977
1456607                         1458479                         1459978
1456708                         1458479-A                       1459979
1456709                         1458480                         1460630
1456710                         1458481                         1460631
1456711                         1458481-A                       1460632
1456712                         1458482                         1460633
1456713                         1458583                         1460634
1457166                         1458584                         1460635
1457167                         1458585                         1461006
1457169                         1458586                         1461008
1457170                         1458588                         1461010
1457171                         1458589                         1461012
1457172                         1458857                         1461013
1457336                         1458858                         1461014
1457337                         1458859                         1461186
1457338                         1458860                         1461187
1457339                         1458861                         1461188
1457340                         1458862                         1461189
1457537                         1459200                         1461190
1457538                         1459201                         1461191
1457539                         1459202                         1461409
1457540                         1459203                         1461410
1457542                         1459204                         1461411
1457544                         1459205                         1461412
1457545                         1459389                         1461413
1457770                         1459390                         1461414
1457771                         1459391                         1461664
1457772                         1459392                         1461665
1457773                         1459393                         1461666
1457774                         1459394                         1461667
1457775                         1459622                         1461668
1457776                         1459623                         1461669
1458009                         1459624                         1461846
1458010                         1459625                         1461848
1458011                         1459626                         1461849
1458012                         1459627                         1461851
1458013                         1459801                         1461853
1458014                         1459803                         1461855
1458153                         1459804                         1462055
1458154                         1459805                         1462056
1458155                         1459806                         1462057
1458156                         1459810                         1462058



                                   ANNEX I-40

1462059                         1463788                         1465799
1462060                         1463789                         1465800
1462274                         1463790                         1465801
1462275                         1464085                         1465802
1462276                         1464088                         1465803
1462277                         1464089                         1465804
1462278                         1464090                         1465985
1462279                         1464091                         1465986
1462436                         1464092                         1465987
1462437                         1464275                         1465988
1462438                         1464276                         1466393
1462439                         1464277                         1466394
1462440                         1464278                         1466395
1462441                         1464279                         1466396
1462701                         1464280                         1466397
1462702                         1464755                         1466398
1462703                         1464755-A                       1466427
1462704                         1464756                         1466428
1462705                         1464757                         1466429
1462706                         1464758                         1466430
1462864                         1464759                         1466431
1462865                         1464760                         1466837
1462866                         1464906                         1466838
1462867                         1464908                         1466839
1462868                         1464909                         1466840
1462870                         1464910                         1466840-A
1463074                         1464911                         1466841
1463077                         1464912                         1467022
1463078                         1465174                         1467023
1463079                         1465175                         1467024
1463080                         1465176                         1467025
1463082                         1465177                         1467027
1463300                         1465178                         1467233
1463301                         1465179                         1467238
1463302                         1465328                         1467240
1463303                         1465329                         1467242
1463304                         1465330                         1467243
1463513                         1465331                         1467474
1463515                         1465332                         1467475
1463517                         1465335                         1467475-A
1463519                         1465551                         1467476
1463520                         1465552                         1467477
1463523                         1465553                         1467478
1463785                         1465554                         1467479
1463786                         1465555                         1467720
1463787                         1465556                         1467721



                                   ANNEX I-41

1467722
1467723
1467724
1467725



                                   ANNEX I-42

                                    Annex II

                           REPROCESSED INTER-OP SHELLS
                                   LOT NUMBERS

1143708-CA                      1320550-CA                      1332850-CA
1291961-CA                      1320752-CA                      1333898-CA
1308054-CA                      1320756-CA                      1334103-CA
1308055-CA                      1320757-CA                      1334105-CA
1308056-CA                      1321185-CA                      1336838-CA
1308067-CA                      1321186-CA                      1336848-CA
1308068-CA                      1321187-CA                      1337719-CA
1308416-CA                      1321718-CA                      1338851-CA
1308417-CA                      1321723-CA                      1338855-CA
1308719-CA                      1321725-CA                      1340094-CA
1308720-CA                      1321726-CA                      1341100-CA
1308721-CA                      1321795-CA                      1341103-CA
1308722-CA                      1321803-CA                      1341104-CA
1308731-CA                      1322519-CA                      1342088-CA
1309239-CA                      1322523-CA                      1342089-CA
1309240-CA                      1323864-CA                      1342090-CA
1309241-CA                      1323865-CA                      1342091-CA
1309242-CA                      1323968-CA                      1342092-CA
1310756-CA                      1325153-CA                      1342112-CA
1310904-CA                      1326407-CA                      1342113-CA
1311023-CA                      1328499-CA                      1342996-CA
1311024-CA                      1329482-CA                      1342999-CA
1311615-CA                      1329495-CA                      1346316-CA
1311616-CA                      1329521-CA                      1346324-CA
1311841-CA                      1330313-CA                      1346325-CA
1312377-CA                      1330314-CA                      1346326-CA
1312801-CA                      1330315-CA                      1346327-CA
1314535-CA                      1330316-CA                      1347375-CA
1315720-CA                      1331698-CA                      1347377-CA
1315732-CA                      1331700-CA                      1347385-CA
1315834-CA                      1331702-CA                      1347387-CA
1315835-CA                      1331703-CA                      1348286-CA
1315836-CA                      1331704-CA                      1348287-CA
1315837-CA                      1332221-CA                      1348289-CA
1316614-CA                      1332222-CA                      1348299-CA
1318017-CA                      1332224-CA                      1348300-CA
1318028-CA                      1332225-CA                      1348474-CA
1318393-CA                      1332837-CA                      1348475-CA
1319355-CA                      1332840-CA                      1348936-CA
1320036-CA                      1332846-CA                      1348938-CA
1320037-CA                      1332848-CA                      1348943-CA
1320548-CA                      1332849-CA                      1348947-CA



                                   ANNEX II-1

1348948-CA                      1363447-CA                      1371682-CA
1353463-CA                      1363452-CA                      1371683-CA
1354266-CA                      1363454-CA                      1372839-CA
1354281-CA                      1364026-CA                      1372843-CA
1354283-CA                      1364027-CA                      1373840-CA
1354284-CA                      1364028-CA                      1374002-CA
1354430-CA                      1364050-CA                      1374021-CA
1354646-CA                      1364053-CA                      1375168-CA
1354654-CA                      1364367-CA                      1375175-CA
1354664-CA                      1364630-CA                      1375176-CA
1354665-CA                      1364634-CA                      1375335-CA
1354666-CA                      1364637-CA                      1376142-CA
1354672-CA                      1364638-CA                      1376146-CA
1354675-CA                      1364643-CA                      1376149-CA
1354677-CA                      1364644-CA                      1377067-CA
1354680-CA                      1364646-CA                      1377072-CA
1356234-CA                      1365498-CA                      1377076-CA
1356235-CA                      1365502-CA                      1377077-CA
1356639-CA                      1365508-CA                      1377895-CA
1356640-CA                      1366383-CA                      1378106-CA
1356643-CA                      1366386-CA                      1378728-CA
1356648-CA                      1366394-CA                      1378762-CA
1356651-CA                      1366651-CA                      1378764-CA
1358290-CA                      1367345-CA                      1378765-CA
1359113-CA                      1367346-CA                      1378972-CA
1360021-CA                      1367347-CA                      1378974-CA
1360024-CA                      1367349-CA                      1378976-CA
1360026-CA                      1367350-CA                      1379096-CA
1360029-CA                      1367352-CA                      1379100-CA
1360030-CA                      1367353-CA                      1379103-CA
1360757-CA                      1367355-CA                      1379107-CA
1360758-CA                      1367356-CA                      1379109-CA
1360759-CA                      1367357-CA                      1379112-CA
1360760-CA                      1367358-CA                      1379115-CA
1360761-CA                      1367359-CA                      1379117-CA
1360762-CA                      1368238-CA                      1379118-CA
1360765-CA                      1368245-CA                      1379121-CA
1361389-CA                      1368249-CA                      1379122-CA
1361390-CA                      1369486-CA                      1379123-CA
1361391-CA                      1369492-CA                      1379124-CA
1361654-CA                      1369497-CA                      1379125-CA
1362520-CA                      1370951-CA                      1379129-CA
1362526-CA                      1370953-CA                      1379571-CA
1362529-CA                      1370960-CA                      1379573-CA
1362530-CA                      1371675-CA                      1379574-CA
1363172-CA                      1371676-CA                      1379578-CA



                                   ANNEX II-2

1380596-CA                      1391586-CA                      1399488-CA
1380608-CA                      1391588-CA                      1399489-CA
1380609-CA                      1391590-CA                      1399490-CA
1380610-CA                      1391595-CA                      1399494-CA
1381231-CA                      1391596-CA                      1399499-CA
1382541-CA                      1392115-CA                      1399500-CA
1382546-CA                      1392118-CA                      1399501-CA
1382549-CA                      1392119-CA                      1399506-CA
1383258-CA                      1392122-CA                      1399511-CA
1383259-CA                      1392126-CA                      1400062-CA
1383261-CA                      1392127-CA                      1400068-CA
1384801-CA                      1392130-CA                      1400074-CA
1384810-CA                      1392131-CA                      1400076-CA
1384817-CA                      1393097-CA                      1400079-CA
1384820-CA                      1393098-CA                      1400092-CA
1384821-CA                      1393101-CA                      1400093-CA
1384824-CA                      1393104-CA                      1400095-CA
1384825-CA                      1393105-CA                      1400096-CA
1384828-CA                      1393109-CA                      1400668-CA
1384829-CA                      1393111-CA                      1400669-CA
1384830-CA                      1393116-CA                      1400671-CA
1386265-CA                      1393121-CA                      1400672-CA
1386288-CA                      1394053-CA                      1401063-CA
1386292-CA                      1394055-CA                      1401298-CA
1386300-CA                      1394060-CA                      1401311-CA
1386308-CA                      1394072-CA                      1401352-CA
1386309-CA                      1394076-CA                      1401450-CA
1386312-CA                      1394866-CA                      1401451-CA
1386317-CA                      1394868-CA                      1401452-CA
1388238-CA                      1394869-CA                      1401453-CA
1388312-CA                      1395015-CA                      1401454-CA
1388315-CA                      1395032-CA                      1401584-CA
1388316-CA                      1395558-CA                      1401601-CA
1388321-CA                      1396837-CA                      1401729-CA
1388324-CA                      1397530-CA                      1401797-CA
1388328-CA                      1397531-CA                      1401843-CA
1389925-CA                      1398234-CA                      1401852-CA
1390407-CA                      1398235-CA                      1401980-CA
1390408-CA                      1398236-CA                      1402036-CA
1390414-CA                      1398237-CA                      1402091-CA
1391309-CA                      1398238-CA                      1402092-CA
1391312-CA                      1398966-CA                      1402093-CA
1391314-CA                      1398968-CA                      1402095-CA
1391320-CA                      1398969-CA                      1402096-CA
1391322-CA                      1398974-CA                      1402097-CA
1391323-CA                      1399487-CA                      1402098-CA



                                   ANNEX II-3

1402099-CA                      1403419-CA                      1404381-CA
1402100-CA                      1403522-CA                      1404407-CA
1402101-CA                      1403564-CA                      1404518-CA
1402102-CA                      1403566-CA                      1404531-CA
1402103-CA                      1403568-CA                      1404548-CA
1402104-CA                      1403571-CA                      1404665-CA
1402105-CA                      1403572-CA                      1404708-CA
1402140-CA                      1403573-CA                      1404721-CA
1402145-CA                      1403574-CA                      1404770-CA
1402148-CA                      1403576-CA                      1404854-CA
1402173-CA                      1403577-CA                      1404897-CA
1402271-CA                      1403578-CA                      1404907-CA
1402476-CA                      1403579-CA                      1405040-CA
1402500-CA                      1403580-CA                      1405072-CA
1402511-CA                      1403581-CA                      1405112-CA
1402576-CA                      1403582-CA                      1405179-CA
1402587-CA                      1403583-CA                      1405197-CA
1402651-CA                      1403584-CA                      1405255-CA
1402703-CA                      1403585-CA                      1405256-CA
1402739-CA                      1403586-CA                      1405257-CA
1402740-CA                      1403587-CA                      1405258-CA
1402741-CA                      1403756-CA                      1405259-CA
1402742-CA                      1403804-CA                      1405260-CA
1402744-CA                      1403814-CA                      1405261-CA
1402745-CA                      1403831-CA                      1405262-CA
1402747-CA                      1403959-CA                      1405263-CA
1402748-CA                      1403981-CA                      1405264-CA
1402749-CA                      1404096-CA                      1405355-CA
1402750-CA                      1404209-CA                      1405381-CA
1402751-CA                      1404211-CA                      1405392-CA
1402752-CA                      1404215-CA                      1405493-CA
1402753-CA                      1404217-CA                      1405503-CA
1402754-CA                      1404245-CA                      1405518-CA
1402755-CA                      1404247-CA                      1405571-CA
1402756-CA                      1404252-CA                      1405572-CA
1402757-CA                      1404303-CA                      1405573-CA
1402758-CA                      1404304-CA                      1405575-CA
1402849-CA                      1404305-CA                      1405576-CA
1402892-CA                      1404306-CA                      1405577-CA
1402971-CA                      1404307-CA                      1405578-CA
1403031-CA                      1404308-CA                      1405618-CA
1403112-CA                      1404309-CA                      1405630-CA
1403243-CA                      1404310-CA                      1405721-CA
1403281-CA                      1404311-CA                      1405841-CA
1403376-CA                      1404312-CA                      1406015-CA
1403398-CA                      1404380-CA                      1406018-CA



                                   ANNEX II-4

1406142-CA                      1406849-CA                      1408199-CA
1406167-CA                      1406894-CA                      1408200-CA
1406172-CA                      1406899-CA                      1408201-CA
1406174-CA                      1406904-CA                      1408212-CA
1406175-CA                      1407003-CA                      1408213-CA
1406176-CA                      1407005-CA                      1408214-CA
1406177-CA                      1407014-CA                      1408215-CA
1406178-CA                      1407133-CA                      1408217-CA
1406179-CA                      1407174-CA                      1408218-CA
1406180-CA                      1407262-CA                      1408219-CA
1406181-CA                      1407392-CA                      1408220-CA
1406182-CA                      1407399-CA                      1408221-CA
1406183-CA                      1407510-CA                      1408222-CA
1406184-CA                      1407514-CA                      1408223-CA
1406185-CA                      1407611-ca                      1408225-CA
1406186-CA                      1407613-CA                      1408226-CA
1406187-CA                      1407615-CA                      1408239-CA
1406188-CA                      1407616-CA                      1408257-CA
1406189-CA                      1407617-CA                      1408266-CA
1406190-CA                      1407618-CA                      1408361-CA
1406246-CA                      1407619-CA                      1408436-CA
1406250-CA                      1407620-CA                      1408569-CA
1406271-CA                      1407621-CA                      1408573-CA
1406282-CA                      1407622-CA                      1408582-CA
1406370-CA                      1407623-CA                      1408688-CA
1406419-CA                      1407624-CA                      1408809-CA
1406426-CA                      1407625-CA                      1408937-CA
1406456-CA                      1407626-CA                      1408938-CA
1406528-CA                      1407627-CA                      1408940-CA
1406704-CA                      1407628-CA                      1408941-CA
1406714-CA                      1407695-CA                      1408942-CA
1406728-CA                      1407708-CA                      1408944-CA
1406737-CA                      1407714-CA                      1408945-CA
1406832-CA                      1407732-CA                      1408946-CA
1406834-CA                      1407829-CA                      1409049-CA
1406836-CA                      1407921-CA                      1409244-CA
1406837-CA                      1407957-CA                      1409264-CA
1406838-CA                      1407968-CA                      1409285-CA
1406839-CA                      1407977-CA                      1409416-CA
1406842-CA                      1408024-CA                      1409491-CA
1406843-CA                      1408086-CA                      1409509-CA
1406844-CA                      1408127-CA                      1409536-CA
1406845-CA                      1408151-CA                      1409543-CA
1406846-CA                      1408196-CA                      1409648-CA
1406847-CA                      1408197-CA                      1409654-CA
1406848-CA                      1408198-CA                      1409726-CA



                                   ANNEX II-5

1409727-CA                      1410383-CA                      1411293-CA
1409728-CA                      1410384-CA                      1411308-CA
1409730-CA                      1410385-CA                      1411401-CA
1409731-CA                      1410386-CA                      1411420-CA
1409732-CA                      1410387-CA                      1411434-CA
1409733-CA                      1410388-CA                      1411517-CA
1409734-CA                      1410389-CA                      1411539-CA
1409735-CA                      1410390-CA                      1411545-CA
1409736-CA                      1410391-CA                      1411563-CA
1409737-CA                      1410392-CA                      1411621-CA
1409738-CA                      1410394-CA                      1411622-CA
1409739-CA                      1410395-CA                      1411624-CA
1409740-CA                      1410396-CA                      1411626-CA
1409741-CA                      1410397-CA                      1411627-CA
1409797-CA                      1410398-CA                      1411628-CA
1409819-CA                      1410399-CA                      1411629-CA
1409824-CA                      1410400-CA                      1411630-CA
1409969-CA                      1410401-CA                      1411631-CA
1409978-CA                      1410402-CA                      1411632-CA
1409990-CA                      1410403-CA                      1411633-CA
1410041-CA                      1410404-CA                      1411634-CA
1410191-CA                      1410405-CA                      1411635-CA
1410276-CA                      1410406-CA                      1411636-CA
1410295-CA                      1410407-CA                      1411637-CA
1410301-CA                      1410408-CA                      1411638-CA
1410359-CA                      1410488-CA                      1411639-CA
1410360-CA                      1410489-CA                      1411640-CA
1410361-CA                      1410522-CA                      1411643-CA
1410364-CA                      1410526-CA                      1411644-CA
1410365-CA                      1410608-CA                      1411645-CA
1410366-CA                      1410642-CA                      1411646-CA
1410368-CA                      1410649-CA                      1411647-CA
1410369-CA                      1410751-CA                      1411648-CA
1410370-CA                      1410767-CA                      1411649-CA
1410371-CA                      1410852-CA                      1411650-CA
1410372-CA                      1410873-CA                      1411651-CA
1410373-CA                      1410943-CA                      1411652-CA
1410374-CA                      1410958-CA                      1411653-CA
1410375-CA                      1410965-CA                      1411654-CA
1410376-CA                      1410985-CA                      1411655-CA
1410377-CA                      1411069-CA                      1411656-CA
1410378-CA                      1411082-CA                      1411657-CA
1410379-CA                      1411180-CA                      1411658-CA
1410380-CA                      1411202-CA                      1411659-CA
1410381-CA                      1411208-CA                      1411660-CA
1410382-CA                      1411211-CA                      1411661-CA



                                   ANNEX II-6

1411662-CA                      1412654-CA                      1413638-CA
1411663-CA                      1412679-CA                      1413668-CA
1411664-CA                      1412699-CA                      1413680-CA
1411665-CA                      1413049-CA                      1413799-CA
1411666-CA                      1413050-CA                      1413911-CA
1411667-CA                      1413051-CA                      1413948-CA
1411668-CA                      1413052-CA                      1413959-CA
1411669-CA                      1413053-CA                      1413991-CA
1411670-CA                      1413054-CA                      1413992-CA
1411671-CA                      1413055-CA                      1413993-CA
1411718-CA                      1413056-CA                      1413994-CA
1411745-CA                      1413057-CA                      1413995-CA
1411758-CA                      1413058-CA                      1413996-CA
1411842-CA                      1413059-CA                      1413997-CA
1411874-CA                      1413060-CA                      1413998-CA
1411881-CA                      1413061-CA                      1413999-CA
1411886-CA                      1413062-CA                      1414000-CA
1412055-CA                      1413063-CA                      1414002-CA
1412085-CA                      1413064-CA                      1414003-CA
1412108-CA                      1413065-CA                      1414004-CA
1412181-CA                      1413067-CA                      1414005-CA
1412221-CA                      1413068-CA                      1414006-CA
1412228-CA                      1413069-CA                      1414007-CA
1412334-CA                      1413070-CA                      1414107-CA
1412365-CA                      1413086-CA                      1414111-CA
1412401-CA                      1413087-CA                      1414117-CA
1412402-CA                      1413417-CA                      1414155-CA
1412403-CA                      1413455-CA                      1414250-CA
1412404-CA                      1413461-CA                      1414267-CA
1412405-CA                      1413462-CA                      1414273-CA
1412406-CA                      1413463-CA                      1414345-CA
1412407-CA                      1413464-CA                      1414372-CA
1412408-CA                      1413465-CA                      1414395-CA
1412409-CA                      1413466-CA                      1414401-CA
1412410-CA                      1413467-CA                      1414471-CA
1412411-CA                      1413468-CA                      1414525-CA
1412412-CA                      1413469-CA                      1414695-CA
1412413-CA                      1413473-CA                      1414700-CA
1412414-CA                      1413474-CA                      1414726-CA
1412415-CA                      1413475-CA                      1414767-CA
1412416-CA                      1413476-CA                      1414779-CA
1412417-CA                      1413477-CA                      1414780-CA
1412498-CA                      1413478-CA                      1414781-CA
1412539-CA                      1413551-CA                      1414782-CA
1412558-CA                      1413557-CA                      1414783-CA
1412562-CA                      1413566-CA                      1414784-CA



                                   ANNEX II-7

1414785-CA                      1415857-CA                      1417136-CA
1414786-CA                      1415861-CA                      1417142-CA
1414787-CA                      1415961-CA                      1417159-CA
1414788-CA                      1416057-CA                      1417187-CA
1414789-CA                      1416058-CA                      1417197-CA
1414790-CA                      1416061-CA                      1417244-CA
1414791-CA                      1416193-CA                      1417264-CA
1414792-CA                      1416194-CA                      1417280-CA
1414793-CA                      1416195-CA                      1417289-CA
1414853-CA                      1416196-CA                      1417328-CA
1414859-CA                      1416197-CA                      1417356-CA
1414942-CA                      1416198-CA                      1417364-CA
1415055-CA                      1416199-CA                      1417480-CA
1415083-CA                      1416200-CA                      1417535-CA
1415102-CA                      1416201-CA                      1417549-CA
1415123-CA                      1416202-CA                      1417594-CA
1415227-CA                      1416203-CA                      1417626-CA
1415260-CA                      1416348-CA                      1417799-CA
1415331-CA                      1416370-CA                      1417818-CA
1415351-CA                      1416405-CA                      1417819-CA
1415361-CA                      1416419-CA                      1417820-CA
1415378-CA                      1416457-CA                      1417821-CA
1415393-CA                      1416490-CA                      1417822-CA
1415402-CA                      1416511-CA                      1417823-CA
1415501-CA                      1416543-CA                      1417837-CA
1415521-CA                      1416550-CA                      1417865-CA
1415531-CA                      1416600-CA                      1417897-CA
1415567-CA                      1416657-CA                      1417912-CA
1415568-CA                      1416666-CA                      1417934-CA
1415664-CA                      1416671-CA                      1417958-CA
1415703-CA                      1416686-CA                      1418012-CA
1415732-CA                      1416693-CA                      1418032-CA
1415733-CA                      1416696-CA                      1418035-CA
1415734-CA                      1416789-CA                      1418050-CA
1415735-CA                      1416790-CA                      1418068-CA
1415736-CA                      1416800-CA                      1418079-CA
1415737-CA                      1416804-CA                      1418102-CA
1415738-CA                      1416876-CA                      1418174-CA
1415739-CA                      1416888-CA                      1418177-CA
1415740-CA                      1416961-CA                      1418192-CA
1415741-CA                      1416973-CA                      1418206-CA
1415742-CA                      1416977-CA                      1418291-CA
1415743-CA                      1416987-CA                      1418318-CA
1415744-CA                      1417004-CA                      1418343-CA
1415766-CA                      1417066-CA                      1418408-CA
1415838-CA                      1417080-CA                      1418460-CA



                                   ANNEX II-8

1418545-CA                      1419505-CA                      1420622-CA
1418559-CA                      1419513-CA                      1420625-CA
1418572-CA                      1419585-CA                      1420630-CA
1418576-CA                      1419674-CA                      1420632-CA
1418607-CA                      1419699-CA                      1420640-CA
1418655-CA                      1419703-CA                      1420663-CA
1418656-CA                      1419706-CA                      1420664-CA
1418657-CA                      1419712-CA                      1420666-CA
1418658-CA                      1419721-CA                      1420695-CA
1418659-CA                      1419756-CA                      1420785-CA
1418660-CA                      1419763-CA                      1420786-CA
1418661-CA                      1419821-CA                      1420797-CA
1418662-CA                      1419853-CA                      1420812-CA
1418663-CA                      1419864-CA                      1420850-CA
1418664-CA                      1419866-CA                      1420864-CA
1418707-CA                      1419876-CA                      1420876-CA
1418740-CA                      1419913-CA                      1420877-CA
1418744-CA                      1420017-CA                      1420878-CA
1418761-CA                      1420060-CA                      1420890-CA
1418770-CA                      1420067-CA                      1420901-CA
1418781-CA                      1420070-CA                      1420995-CA
1418870-CA                      1420094-CA                      1420997-CA
1418879-CA                      1420120-CA                      1421001-CA
1418916-CA                      1420153-CA                      1421009-CA
1418923-CA                      1420220-CA                      1421037-CA
1418949-CA                      1420225-CA                      1421059-CA
1419018-CA                      1420236-CA                      1421073-CA
1419028-CA                      1420238-CA                      1421112-CA
1419039-CA                      1420261-CA                      1421113-CA
1419051-CA                      1420265-CA                      1421115-CA
1419067-CA                      1420277-CA                      1421227-CA
1419117-CA                      1420353-CA                      1421228-CA
1419125-CA                      1420412-CA                      1421249-CA
1419141-CA                      1420413-CA                      1421281-CA
1419153-CA                      1420414-CA                      1421287-CA
1419181-CA                      1420415-CA                      1421328-CA
1419244-CA                      1420416-CA                      1421332-CA
1419245-CA                      1420417-CA                      1421334-CA
1419273-CA                      1420418-CA                      1421439-CA
1419303-CA                      1420433-CA                      1421444-CA
1419308-CA                      1420435-CA                      1421450-CA
1419385-CA                      1420450-CA                      1421472-CA
1419472-CA                      1420457-CA                      1421476-CA
1419485-CA                      1420478-CA                      1421496-CA
1419495-CA                      1420547-CA                      1421516-CA
1419498-CA                      1420548-CA                      1421600-CA



                                   ANNEX II-9

1421603-CA                      1422627-CA                      1423834-CA
1421610-CA                      1422628-CA                      1423970-CA
1421641-CA                      1422629-CA                      1423971-CA
1421645-CA                      1422631-CA                      1424020-CA
1421650-CA                      1422642-CA                      1424102-CA
1421677-CA                      1422726-CA                      1424110-CA
1421771-CA                      1422743-CA                      1424115-CA
1421777-CA                      1422766-CA                      1424148-CA
1421805-CA                      1422773-CA                      1424150-CA
1421815-CA                      1422786-CA                      1424153-CA
1421826-CA                      1422885-CA                      1424317-CA
1421827-CA                      1422886-CA                      1424318-CA
1421861-CA                      1422909-CA                      1424323-CA
1421892-CA                      1422915-CA                      1424341-CA
1421893-CA                      1422963-CA                      1424355-CA
1421894-CA                      1422967-CA                      1424356-CA
1421896-CA                      1423063-CA                      1424463-CA
1421996-CA                      1423064-CA                      1424483-CA
1422001-CA                      1423172-CA                      1424503-CA
1422006-CA                      1423184-CA                      1424525-CA
1422146-CA                      1423215-CA                      1424527-CA
1422154-CA                      1423216-CA                      1424607-CA
1422199-CA                      1423224-CA                      1424644-CA
1422209-CA                      1423226-CA                      1424657-CA
1422210-CA                      1423316-CA                      1424670-CA
1422296-CA                      1423332-CA                      1424780-CA
1422344-CA                      1423335-CA                      1424781-CA
1422347-CA                      1423351-CA                      1424789-CA
1422354-CA                      1423376-CA                      1424792-CA
1422386-CA                      1423377-CA                      1424795-CA
1422389-CA                      1423488-CA                      1424846-CA
1422404-CA                      1423500-CA                      1424847-CA
1422406-CA                      1423509-CA                      1424848-CA
1422407-CA                      1423663-CA                      1424850-CA
1422473-CA                      1423680-CA                      1424851-CA
1422505-CA                      1423688-CA                      1424852-CA
1422506-CA                      1423693-CA                      1424853-CA
1422507-CA                      1423721-CA                      1424854-CA
1422524-CA                      1423722-CA                      1424916-CA
1422525-CA                      1423723-CA                      1424917-CA
1422526-CA                      1423724-CA                      1424947-CA
1422563-CA                      1423725-CA                      1424951-CA
1422566-CA                      1423733-CA                      1424954-CA
1422576-CA                      1423817-CA                      1424971-CA
1422593-CA                      1423832-CA                      1425006-CA
1422622-CA                      1423833-CA                      1425007-CA



                                  ANNEX II-10

1425010-CA                      1425826-CA                      1427404-CA
1425011-CA                      1425836-CA                      1427413-CA
1425012-CA                      1425870-CA                      1427509-CA
1425013-CA                      1425889-CA                      1427546-CA
1425015-CA                      1425922-CA                      1427586-CA
1425017-CA                      1425997-CA                      1427587-CA
1425019-CA                      1426015-CA                      1427588-CA
1425020-CA                      1426020-CA                      1427589-CA
1425021-CA                      1426049-CA                      1427673-CA
1425177-CA                      1426220-CA                      1427681-CA
1425178-CA                      1426244-CA                      1427685-CA
1425211-CA                      1426256-CA                      1427752-CA
1425212-CA                      1426260-CA                      1427796-CA
1425213-CA                      1426272-CA                      1427797-CA
1425214-CA                      1426324-CA                      1427798-CA
1425215-CA                      1426390-CA                      1427829-CA
1425216-CA                      1426401-CA                      1427887-CA
1425217-CA                      1426409-CA                      1427901-CA
1425218-CA                      1426523-CA                      1427910-CA
1425219-CA                      1426627-CA                      1427916-CA
1425220-CA                      1426628-CA                      1428128-CA
1425221-CA                      1426636-CA                      1428136-CA
1425222-CA                      1426638-CA                      1428161-CA
1425223-CA                      1426703-CA                      1428173-CA
1425224-CA                      1426704-CA                      1428228-CA
1425311-CA                      1426705-CA                      1428381-CA
1425330-CA                      1426706-CA                      1428387-CA
1425429-CA                      1426707-CA                      1428405-CA
1425529-CA                      1426708-CA                      1428414-CA
1425556-CA                      1426709-CA                      1428445-CA
1425557-CA                      1426804-CA                      1428452-CA
1425651-CA                      1426836-CA                      1428453-CA
1425652-CA                      1426854-CA                      1428454-CA
1425671-CA                      1426859-CA                      1428455-CA
1425724-CA                      1426879-CA                      1428547-CA
1425725-CA                      1426929-CA                      1428574-CA
1425726-CA                      1426997-CA                      1428579-CA
1425727-CA                      1427008-CA                      1428585-CA
1425728-CA                      1427065-CA                      1428589-CA
1425729-CA                      1427088-CA                      1428735-CA
1425730-CA                      1427169-CA                      1428747-CA
1425731-CA                      1427175-CA                      1428752-CA
1425732-CA                      1427177-CA                      1428774-CA
1425737-CA                      1427247-CA                      1428854-CA
1425738-CA                      1427366-CA                      1428855-CA
1425739-CA                      1427392-CA                      1428856-CA



                                  ANNEX II-11

1428857-CA                      1430240-CA                      1431437-CA
1428989-CA                      1430241-CA                      1431438-CA
1429002-CA                      1430243-CA                      1431466-CA
1429016-CA                      1430256-CA                      1431521-CA
1429030-CA                      1430362-CA                      1431522-CA
1429050-CA                      1430383-CA                      1431523-CA
1429056-CA                      1430393-CA                      1431524-CA
1429058-CA                      1430397-CA                      1431525-CA
1429059-CA                      1430443-CA                      1431526-CA
1429061-CA                      1430445-CA                      1431527-CA
1429263-CA                      1430447-CA                      1431528-CA
1429273-CA                      1430484-CA                      1431589-CA
1429278-CA                      1430485-CA                      1431600-CA
1429292-CA                      1430580-CA                      1431605-CA
1429343-CA                      1430590-CA                      1431632-CA
1429360-CA                      1430594-CA                      1431633-CA
1429364-CA                      1430628-CA                      1431634-CA
1429492-CA                      1430791-CA                      1431635-CA
1429500-CA                      1430808-CA                      1431786-CA
1429509-CA                      1430827-CA                      1431799-CA
1429562-CA                      1430847-CA                      1431827-CA
1429563-CA                      1430891-CA                      1431840-CA
1429564-CA                      1430902-CA                      1431841-CA
1429565-CA                      1430936-CA                      1431843-CA
1429818-CA                      1430946-CA                      1431844-CA
1429819-CA                      1430950-CA                      1431845-CA
1429829-CA                      1431000-CA                      1431846-CA
1429833-CA                      1431002-CA                      1431977-CA
1429849-CA                      1431048-CA                      1431991-CA
1429876-CA                      1431049-CA                      1431997-CA
1429877-CA                      1431050-CA                      1432013-CA
1429878-CA                      1431051-CA                      1432050-CA
1429879-CA                      1431052-CA                      1432056-CA
1430007-CA                      1431053-CA                      1432058-CA
1430012-CA                      1431054-CA                      1432059-CA
1430035-CA                      1431055-CA                      1432060-CA
1430070-CA                      1431152-CA                      1432179-CA
1430071-CA                      1431172-CA                      1432187-CA
1430072-CA                      1431231-CA                      1432208-CA
1430073-CA                      1431234-CA                      1432240-CA
1430075-CA                      1431265-CA                      1432253-CA
1430198-CA                      1431302-CA                      1432333-CA
1430208-CA                      1431311-CA                      1432356-CA
1430213-CA                      1431390-CA                      1432366-CA
1430237-CA                      1431435-CA                      1432373-CA
1430239-CA                      1431436-CA                      1432401-CA



                                  ANNEX II-12

1432422-CA                      1433782-CA                      1434961-CA
1432428-CA                      1433796-CA                      1434965-CA
1432429-CA                      1433838-CA                      1434973-CA
1432481-CA                      1433839-CA                      1435006-CA
1432513-CA                      1433912-CA                      1435225-CA
1432538-CA                      1433932-CA                      1435234-CA
1432542-CA                      1433949-CA                      1435241-CA
1432578-CA                      1433955-CA                      1435262-CA
1432613-CA                      1433963-CA                      1435282-CA
1432624-CA                      1433984-CA                      1435287-CA
1432625-CA                      1434015-CA                      1435400-CA
1432630-CA                      1434019-CA                      1435407-CA
1432704-CA                      1434053-CA                      1435414-CA
1432723-CA                      1434117-CA                      1435423-CA
1432743-CA                      1434214-CA                      1435455-CA
1432749-CA                      1434222-CA                      1435456-CA
1432750-CA                      1434233-CA                      1435457-CA
1432751-CA                      1434260-CA                      1435586-CA
1432752-CA                      1434264-CA                      1435609-CA
1432838-CA                      1434266-CA                      1435618-CA
1433024-CA                      1434404-CA                      1435626-CA
1433048-CA                      1434412-CA                      1435659-CA
1433165-CA                      1434421-CA                      1435660-CA
1433178-CA                      1434455-CA                      1435661-CA
1433183-CA                      1434472-CA                      1435731-CA
1433225-CA                      1434540-CA                      1435745-CA
1433236-CA                      1434541-CA                      1435750-CA
1433237-CA                      1434569-CA                      1435764-CA
1433238-CA                      1434580-CA                      1435803-CA
1433264-CA                      1434590-CA                      1435909-CA
1433330-CA                      1434652-CA                      1435925-CA
1433340-CA                      1434653-CA                      1435938-CA
1433366-CA                      1434654-CA                      1435948-CA
1433395-CA                      1434681-CA                      1435980-CA
1433449-CA                      1434685-CA                      1435996-CA
1433516-CA                      1434743-CA                      1436026-CA
1433543-CA                      1434744-CA                      1436066-CA
1433560-CA                      1434769-CA                      1436139-CA
1433573-CA                      1434775-CA                      1436152-CA
1433593-CA                      1434781-CA                      1436185-CA
1433610-CA                      1434797-CA                      1436280-CA
1433646-CA                      1434822-CA                      1436316-CA
1433659-CA                      1434823-CA                      1436348-CA
1433753-CA                      1434827-CA                      1436360-CA
1433755-CA                      1434932-CA                      1436377-CA
1433759-CA                      1434954-CA                      1436387-CA



                                  ANNEX II-13

1436400-CA                      1437498-CA                      1438420-CA
1436425-CA                      1437504-CA                      1438443-CA
1436452-CA                      1437506-CA                      1438467-CA
1436517-CA                      1437529-CA                      1438519-CA
1436525-CA                      1437545-CA                      1438537-CA
1436562-CA                      1437556-CA                      1438545-CA
1436580-CA                      1437559-CA                      1438581-CA
1436586-CA                      1437589-CA                      1438584-CA
1436591-CA                      1437599-CA                      1438599-CA
1436608-CA                      1437632-CA                      1438610-CA
1436654-CA                      1437679-CA                      1438627-CA
1436710-CA                      1437766-CA                      1438679-CA
1436724-CA                      1437773-CA                      1438686-CA
1436732-CA                      1437787-CA                      1438737-CA
1436757-CA                      1437794-CA                      1438750-CA
1436761-CA                      1437802-CA                      1438759-CA
1436769-CA                      1437827-CA                      1438763-CA
1436777-CA                      1437849-CA                      1438797-CA
1436814-CA                      1437859-CA                      1438840-CA
1436831-CA                      1437901-CA                      1438866-CA
1436847-CA                      1437905-CA                      1438911-CA
1436866-CA                      1437908-CA                      1438931-CA
1436896-CA                      1437909-CA                      1438938-CA
1436903-CA                      1437933-CA                      1438946-CA
1436919-CA                      1437957-CA                      1438979-CA
1436922-CA                      1437992-CA                      1438991-CA
1436962-CA                      1438009-CA                      1439015-CA
1436973-CA                      1438015-CA                      1439040-CA
1436997-CA                      1438024-CA                      1439095-CA
1437046-CA                      1438049-CA                      1439103-CA
1437060-CA                      1438068-CA                      1439116-CA
1437080-CA                      1438136-CA                      1439122-CA
1437082-CA                      1438153-CA                      1439124-CA
1437086-CA                      1438213-CA                      1439156-CA
1437100-CA                      1438215-CA                      1439179-CA
1437119-CA                      1438226-CA                      1439234-CA
1437171-CA                      1438240-CA                      1439258-CA
1437237-CA                      1438248-CA                      1439259-CA
1437258-CA                      1438274-CA                      1439292-CA
1437273-CA                      1438319-CA                      1439303-CA
1437287-CA                      1438331-CA                      1439318-CA
1437296-CA                      1438360-CA                      1439340-CA
1437313-CA                      1438383-CA                      1439386-CA
1437342-CA                      1438392-CA                      1439401-CA
1437427-CA                      1438405-CA                      1439437-CA
1437490-CA                      1438413-CA                      1439455-CA



                                  ANNEX II-14

1439464-CA                      1440439-CA                      1441702-CA
1439465-CA                      1440440-CA                      1441736-CA
1439474-CA                      1440441-CA                      1441795-CA
1439515-CA                      1440442-CA                      1441874-CA
1439522-CA                      1440464-CA                      1441888-CA
1439533-CA                      1440536-CA                      1441911-CA
1439535-CA                      1440561-CA                      1441918-CA
1439551-CA                      1440647-CA                      1441928-CA
1439555-CA                      1440656-CA                      1441934-CA
1439568-CA                      1440758-CA                      1441978-CA
1439571-CA                      1440777-CA                      1441992-CA
1439611-CA                      1440831-CA                      1442038-CA
1439666-CA                      1440846-CA                      1442051-CA
1439667-CA                      1440856-CA                      1442066-CA
1439678-CA                      1440886-CA                      1442073-CA
1439689-CA                      1440918-CA                      1442078-CA
1439705-CA                      1440929-CA                      1442148-CA
1439711-CA                      1440986-CA                      1442161-CA
1439728-CA                      1441063-CA                      1442204-CA
1439755-CA                      1441104-CA                      1442211-CA
1439791-CA                      1441108-CA                      1442318-CA
1439804-CA                      1441135-CA                      1442440-CA
1439857-CA                      1441139-CA                      1442454-CA
1439860-CA                      1441147-CA                      1442465-CA
1439871-CA                      1441221-CA                      1442481-CA
1439875-CA                      1441246-CA                      1442492-CA
1439886-CA                      1441279-CA                      1442507-CA
1439921-CA                      1441288-CA                      1442543-CA
1439938-CA                      1441297-CA                      1442584-CA
1439993-CA                      1441322-CA                      1442608-CA
1440001-CA                      1441349-CA                      1442629-CA
1440018-CA                      1441409-CA                      1442633-CA
1440031-CA                      1441451-CA                      1442649-CA
1440037-CA                      1441458-CA                      1442671-CA
1440077-CA                      1441488-CA                      1442687-CA
1440089-CA                      1441502-CA                      1442777-CA
1440104-CA                      1441520-CA                      1442795-CA
1440139-CA                      1441523-CA                      1442855-CA
1440198-CA                      1441524-CA                      1442869-CA
1440205-CA                      1441525-CA                      1442891-CA
1440225-CA                      1441563-CA                      1442905-CA
1440236-CA                      1441616-CA                      1442917-CA
1440265-CA                      1441648-CA                      1443075-CA
1440365-CA                      1441673-CA                      1443108-CA
1440437-CA                      1441680-CA                      1443144-CA
1440438-CA                      1441696-CA                      1443165-CA



                                  ANNEX II-15

1443179-CA                      1444344-CA                      1445657-CA
1443303-CA                      1444364-CA                      1445660-CA
1443332-CA                      1444435-CA                      1445665-CA
1443333-CA                      1444483-CA                      1445689-CA
1443334-CA                      1444509-CA                      1445723-CA
1443335-CA                      1444532-CA                      1445733-CA
1443336-CA                      1444541-CA                      1445825-CA
1443337-CA                      1444545-CA                      1445839-CA
1443338-CA                      1444583-CA                      1445844-CA
1443369-CA                      1444604-CA                      1445866-CA
1443458-CA                      1444625-CA                      1445871-CA
1443468-CA                      1444683-CA                      1445878-CA
1443507-CA                      1444694-CA                      1445913-CA
1443522-CA                      1444717-CA                      1445920-CA
1443540-CA                      1444721-CA                      1445954-CA
1443559-CA                      1444755-CA                      1446000-CA
1443615-CA                      1444783-CA                      1446032-CA
1443693-CA                      1444798-CA                      1446070-CA
1443712-CA                      1444892-CA                      1446071-CA
1443720-CA                      1444915-CA                      1446077-CA
1443739-CA                      1444925-CA                      1446100-CA
1443743-CA                      1444951-CA                      1446125-CA
1443752-CA                      1444958-CA                      1446184-CA
1443782-CA                      1444962-CA                      1446232-CA
1443804-CA                      1444987-CA                      1446256-CA
1443848-CA                      1445056-CA                      1446287-CA
1443864-CA                      1445113-CA                      1446291-CA
1443883-CA                      1445154-CA                      1446305-CA
1443896-CA                      1445179-CA                      1446346-CA
1443908-CA                      1445180-CA                      1446363-CA
1443913-CA                      1445202-CA                      1446417-CA
1443917-CA                      1445206-CA                      1446454-CA
1443968-CA                      1445240-CA                      1446493-CA
1444006-CA                      1445265-CA                      1446502-CA
1444018-CA                      1445276-CA                      1446545-CA
1444027-CA                      1445278-CA                      1446579-CA
1444040-CA                      1445281-CA                      1446580-CA
1444060-CA                      1445283-CA                      1446581-CA
1444070-CA                      1445284-CA                      1446582-CA
1444102-CA                      1445394-CA                      1446583-CA
1444159-CA                      1445412-CA                      1446584-CA
1444266-CA                      1445422-CA                      1446602-CA
1444280-CA                      1445430-CA                      1446633-CA
1444288-CA                      1445475-CA                      1446648-CA
1444309-CA                      1445539-CA                      1446761-CA
1444315-CA                      1445616-CA                      1446763-CA



                                  ANNEX II-16

1446766-CA                      1448134-CA                      1449407-CA
1446800-CA                      1448234-CA                      1449431-CA
1446822-CA                      1448249-CA                      1449453-CA
1446882-CA                      1448253-CA                      1449463-CA
1446937-CA                      1448271-CA                      1449464-CA
1446943-CA                      1448277-CA                      1449465-CA
1446959-CA                      1448286-CA                      1449466-CA
1446965-CA                      1448341-CA                      1449467-CA
1446970-CA                      1448371-CA                      1449468-CA
1446994-CA                      1448397-CA                      1449469-CA
1447012-CA                      1448436-CA                      1449470-CA
1447056-CA                      1448479-CA                      1449471-CA
1447119-CA                      1448494-CA                      1449472-CA
1447123-CA                      1448542-CA                      1449473-CA
1447145-CA                      1448619-CA                      1449490-CA
1447152-CA                      1448696-CA                      1449560-CA
1447156-CA                      1448753-CA                      1449581-CA
1447158-CA                      1448778-CA                      1449599-CA
1447173-CA                      1448786-CA                      1449615-CA
1447300-CA                      1448804-CA                      1449618-CA
1447310-CA                      1448824-CA                      1449630-CA
1447313-CA                      1448856-CA                      1449653-CA
1447328-CA                      1448881-CA                      1449707-CA
1447341-CA                      1448882-CA                      1449735-CA
1447420-CA                      1448909-CA                      1449787-CA
1447537-CA                      1448956-CA                      1449799-CA
1447602-CA                      1448983-CA                      1449827-CA
1447620-CA                      1448996-CA                      1449832-CA
1447631-CA                      1448997-CA                      1449855-CA
1447645-CA                      1449015-CA                      1449862-CA
1447673-CA                      1449036-CA                      1449918-CA
1447700-CA                      1449055-CA                      1449963-CA
1447758-CA                      1449109-CA                      1449975-CA
1447803-CA                      1449124-CA                      1449979-CA
1447812-CA                      1449136-CA                      1450007-CA
1447814-CA                      1449163-CA                      1450010-CA
1447885-CA                      1449178-CA                      1450021-CA
1447892-CA                      1449183-CA                      1450045-CA
1447950-CA                      1449201-CA                      1450085-CA
1447968-CA                      1449216-CA                      1450182-CA
1448031-CA                      1449235-CA                      1450221-CA
1448054-CA                      1449276-CA                      1450230-CA
1448060-CA                      1449357-CA                      1450251-CA
1448086-CA                      1449372-CA                      1450263-CA
1448094-CA                      1449383-CA                      1450292-CA
1448101-CA                      1449393-CA                      1450318-CA



                                  ANNEX II-17

1450385-CA                      1451450-CA                      1452608-CA
1450421-CA                      1451459-CA                      1452628-CA
1450439-CA                      1451475-CA                      1452635-CA
1450456-CA                      1451478-CA                      1452643-CA
1450461-CA                      1451492-CA                      1452663-CA
1450467-CA                      1451520-CA                      1452700-CA
1450479-CA                      1451545-CA                      1452722-CA
1450497-CA                      1451584-CA                      1452848-CA
1450520-CA                      1451635-CA                      1452870-CA
1450521-CA                      1451641-CA                      1452875-CA
1450522-CA                      1451664-CA                      1452901-CA
1450523-CA                      1451674-CA                      1452913-CA
1450524-CA                      1451693-CA                      1452937-CA
1450525-CA                      1451722-CA                      1452955-CA
1450526-CA                      1451748-CA                      1453056-CA
1450539-CA                      1451832-CA                      1453109-CA
1450609-CA                      1451840-CA                      1453136-CA
1450667-CA                      1451844-CA                      1453143-CA
1450707-CA                      1451853-CA                      1453158-CA
1450729-CA                      1451874-CA                      1453177-CA
1450740-CA                      1451890-CA                      1453186-CA
1450756-CA                      1451914-CA                      1453221-CA
1450762-CA                      1451961-CA                      1453244-CA
1450803-CA                      1452022-CA                      1453276-CA
1450824-CA                      1452070-CA                      1453325-CA
1450858-CA                      1452075-CA                      1453338-CA
1450880-CA                      1452080-CA                      1453352-CA
1450891-CA                      1452081-CA                      1453354-CA
1450895-CA                      1452092-CA                      1453357-CA
1450900-CA                      1452123-CA                      1453375-CA
1450918-CA                      1452136-CA                      1453386-CA
1450987-CA                      1452140-CA                      1453394-CA
1450992-CA                      1452172-CA                      1453407-CA
1451005-CA                      1452237-CA                      1453429-CA
1451034-CA                      1452289-CA                      1453472-CA
1451063-CA                      1452298-CA                      1453513-CA
1451088-CA                      1452354-CA                      1453531-CA
1451188-CA                      1452364-CA                      1453534-CA
1451202-CA                      1452395-CA                      1453535-CA
1451229-CA                      1452399-CA                      1453537-CA
1451237-CA                      1452406-CA                      1453538-CA
1451247-CA                      1452419-CA                      1453540-CA
1451261-CA                      1452443-CA                      1453568-CA
1451329-CA                      1452513-CA                      1453584-CA
1451356-CA                      1452563-CA                      1453620-CA
1451445-CA                      1452602-CA                      1453625-CA



                                  ANNEX II-18

1453643-CA                      1454832-CA                      1456106-CA
1453660-CA                      1454840-CA                      1456132-CA
1453693-CA                      1454842-CA                      1456201-CA
1453701-CA                      1454881-CA                      1456228-CA
1453754-CA                      1454915-CA                      1456236-CA
1453760-CA                      1454936-CA                      1456241-CA
1453796-CA                      1454972-CA                      1456268-CA
1453803-CA                      1455031-CA                      1456276-CA
1453817-CA                      1455038-CA                      1456289-CA
1453845-CA                      1455067-CA                      1456334-CA
1453855-CA                      1455081-CA                      1456353-CA
1453880-CA                      1455110-CA                      1456372-CA
1453963-CA                      1455141-CA                      1456449-CA
1454052-CA                      1455182-CA                      1456455-CA
1454061-CA                      1455253-CA                      1456475-CA
1454100-CA                      1455277-CA                      1456480-CA
1454108-CA                      1455363-CA                      1456489-CA
1454123-CA                      1455375-CA                      1456517-CA
1454149-CA                      1455402-CA                      1456581-CA
1454176-CA                      1455407-CA                      1456618-CA
1454240-CA                      1455424-CA                      1456661-CA
1454363-CA                      1455447-CA                      1456671-CA
1454374-CA                      1455477-CA                      1456672-CA
1454398-CA                      1455540-CA                      1456695-CA
1454407-CA                      1455561-CA                      1456706-CA
1454420-CA                      1455568-CA                      1456767-CA
1454449-CA                      1455581-CA                      1456794-CA
1454474-CA                      1455593-CA                      1456820-CA
1454521-CA                      1455624-CA                      1456836-CA
1454550-CA                      1455648-CA                      1456842-CA
1454556-CA                      1455680-CA                      1456851-CA
1454566-CA                      1455728-CA                      1456854-CA
1454572-CA                      1455736-CA                      1456857-CA
1454615-CA                      1455741-CA                      1456912-CA
1454622-CA                      1455746-CA                      1456936-CA
1454629-CA                      1455817-CA                      1457001-CA
1454654-CA                      1455825-CA                      1457085-CA
1454704-CA                      1455838-CA                      1457115-CA
1454732-CA                      1455876-CA                      1457129-CA
1454747-CA                      1455905-CA                      1457138-CA
1454748-CA                      1455960-CA                      1457188-CA
1454749-CA                      1456012-CA                      1457240-CA
1454750-CA                      1456026-CA                      1457257-CA
1454751-CA                      1456040-CA                      1457276-CA
1454793-CA                      1456057-CA                      1457303-CA
1454801-CA                      1456080-CA                      1457311-CA



                                  ANNEX II-19

1457328-CA                      1458525-CA                      1459776-CA
1457353-CA                      1458551-CA                      1459794-CA
1457375-CA                      1458569-CA                      1459816-CA
1457393-CA                      1458579-CA                      1459836-CA
1457442-CA                      1458604-CA                      1459880-CA
1457495-CA                      1458679-CA                      1459884-CA
1457525-CA                      1458706-CA                      1459892-CA
1457547-CA                      1458715-CA                      1459922-CA
1457563-CA                      1458736-CA                      1459927-CA
1457594-CA                      1458748-CA                      1459936-CA
1457607-CA                      1458767-CA                      1459962-CA
1457629-CA                      1458782-CA                      1459988-CA
1457673-CA                      1458874-CA                      1460030-CA
1457695-CA                      1458912-CA                      1460071-CA
1457718-CA                      1458962-CA                      1460123-CA
1457765-CA                      1458972-CA                      1460132-CA
1457778-CA                      1459061-CA                      1460148-CA
1457813-CA                      1459076-CA                      1460168-CA
1457828-CA                      1459084-CA                      1460174-CA
1457843-CA                      1459095-CA                      1460195-CA
1457894-CA                      1459115-CA                      1460211-CA
1457907-CA                      1459193-CA                      1460221-CA
1458003-CA                      1459219-CA                      1460238-CA
1458017-CA                      1459223-CA                      1460286-CA
1458022-CA                      1459224-CA                      1460301-CA
1458031-CA                      1459228-CA                      1460315-CA
1458035-CA                      1459252-CA                      1460364-CA
1458048-CA                      1459260-CA                      1460372-CA
1458050-CA                      1459297-CA                      1460376-CA
1458073-CA                      1459308-CA                      1460401-CA
1458080-CA                      1459324-CA                      1460433-CA
1458092-CA                      1459345-CA                      1460460-CA
1458104-CA                      1459405-CA                      1460496-CA
1458165-CA                      1459429-CA                      1460548-CA
1458184-CA                      1459526-CA                      1460563-CA
1458300-CA                      1459532-CA                      1460564-CA
1458311-CA                      1459559-CA                      1460599-CA
1458334-CA                      1459575-CA                      1460605-CA
1458348-CA                      1459581-CA                      1460617-CA
1458365-CA                      1459605-CA                      1460646-CA
1458387-CA                      1459616-CA                      1460713-CA
1458398-CA                      1459645-CA                      1460740-CA
1458424-CA                      1459708-CA                      1460809-CA
1458483-CA                      1459722-CA                      1460823-CA
1458496-CA                      1459738-CA                      1460839-CA
1458516-CA                      1459765-CA                      1460852-CA



                                  ANNEX II-20

1460868-CA                      1462101-CA                      1463167-CA
1460886-CA                      1462120-CA                      1463197-CA
1460905-CA                      1462182-CA                      1463200-CA
1460916-CA                      1462194-CA                      1463205-CA
1460979-CA                      1462211-CA                      1463240-CA
1461021-CA                      1462228-CA                      1463297-CA
1461034-CA                      1462233-CA                      1463348-CA
1461054-CA                      1462240-CA                      1463349-CA
1461061-CA                      1462288-CA                      1463350-CA
1461070-CA                      1462319-CA                      1463351-CA
1461089-CA                      1462343-CA                      1463352-CA
1461178-CA                      1462359-CA                      1463353-CA
1461201-CA                      1462373-CA                      1463425-CA
1461270-CA                      1462390-CA                      1463432-CA
1461319-CA                      1462400-CA                      1463443-CA
1461322-CA                      1462420-CA                      1463459-CA
1461347-CA                      1462432-CA                      1463470-CA
1461358-CA                      1462456-CA                      1463474-CA
1461375-CA                      1462502-CA                      1463505-CA
1461400-CA                      1462538-CA                      1463536-CA
1461420-CA                      1462550-CA                      1463587-CA
1461433-CA                      1462560-CA                      1463657-CA
1461541-CA                      1462657-CA                      1463720-CA
1461542-CA                      1462661-CA                      1463733-CA
1461607-CA                      1462665-CA                      1463753-CA
1461610-CA                      1462692-CA                      1463773-CA
1461621-CA                      1462752-CA                      1463801-CA
1461660-CA                      1462780-CA                      1463817-CA
1461678-CA                      1462794-CA                      1463951-CA
1461692-CA                      1462810-CA                      1464190-CA
1461777-CA                      1462833-CA                      1464244-CA
1461783-CA                      1462860-CA                      1464245-CA
1461793-CA                      1462879-CA                      1464404-CA
1461802-CA                      1462899-CA                      1464508-CA
1461817-CA                      1462901-CA                      1464522-CA
1461825-CA                      1462922-CA                      1464533-CA
1461840-CA                      1462978-CA                      1464545-CA
1461889-CA                      1463001-CA                      1464581-CA
1461901-CA                      1463006-CA                      1464591-CA
1461910-CA                      1463021-CA                      1464628-CA
1461979-CA                      1463028-CA                      1464695-CA
1462000-CA                      1463039-CA                      1464826-CA
1462015-CA                      1463075-CA                      1464859-CA
1462025-CA                      1463107-CA                      1464877-CA
1462041-CA                      1463119-CA                      1464916-CA
1462074-CA                      1463151-CA                      1464953-CA



                                  ANNEX II-21

1465060-CA                      1467567-CA                      1347385-CB
1465096-CA                      1467613-CA                      1348300-CB
1465118-CA                      1467628-CA                      1348475-CB
1465150-CA                      1467648-CA                      1348947-CB
1465173-CA                      1467665-CA                      1348948-CB
1465238-CA                      1467691-CA                      1354283-CB
1465247-CA                      1467744-CA                      1356234-CB
1465256-CA                      1467768-CA                      1356643-CB
1465277-CA                      1467788-CA                      1356648-CB
1465289-CA                      1467806-CA                      1356651-CB
1465313-CA                      1467817-CA                      1360021-CB
1465346-CA                      1467834-CA                      1360024-CB
1465372-CA                      1467892-CA                      1360757-CB
1465426-CA                      1467926-CA                      1360759-CB
1465437-CA                      1467955-CA                      1360760-CB
1465484-CA                      1467963-CA                      1360761-CB
1465592-CA                      1467972-CA                      1360762-CB
1465749-CA                      1467980-CA                      1361390-CB
1465787-CA                      1308054-CB                      1362530-CB
1465817-CA                      1308055-CB                      1364364-CB
1465897-CA                      1308056-CB                      1364634-CB
1465915-CA                      1308720-CB                      1367345-CB
1465977-CA                      1308721-CB                      1367347-CB
1466108-CA                      1308722-CB                      1367350-CB
1466233-CA                      1310756-CB                      1367357-CB
1466256-CA                      1311615-CB                      1367358-CB
1466351-CA                      1315834-CB                      1367359-CB
1466357-CA                      1315835-CB                      1369497-CB
1466386-CA                      1315837-CB                      1370951-CB
1466513-CA                      1318393-CB                      1376146-CB
1466537-CA                      1321185-CB                      1377067-CB
1466628-CA                      1321718-CB                      1377895-CB
1466641-CA                      1321726-CB                      1378762-CB
1466806-CA                      1323865-CB                      1378764-CB
1466815-CA                      1323968-CB                      1379117-CB
1466836-CA                      1325153-CB                      1379118-CB
1466919-CA                      1329521-CB                      1379122-CB
1466960-CA                      1332849-CB                      1379125-CB
1466978-CA                      1332850-CB                      1379129-CB
1467165-CA                      1334105-CB                      1379574-CB
1467166-CA                      1336848-CB                      1380596-CB
1467364-CA                      1341104-CB                      1380608-CB
1467367-CA                      1342091-CB                      1380609-CB
1467410-CA                      1342996-CB                      1383261-CB
1467414-CA                      1342999-CB                      1384825-CB
1467506-CA                      1346327-CB                      1384828-CB



                                  ANNEX II-22

1384829-CB                      1402099-CB                      1404548-CB
1386300-CB                      1402100-CB                      1404708-CB
1386312-CB                      1402101-CB                      1405072-CB
1389925-CB                      1402104-CB                      1405197-CB
1392118-CB                      1402105-CB                      1405256-CB
1392126-CB                      1402500-CB                      1405257-CB
1392130-CB                      1402744-CB                      1405259-CB
1393097-CB                      1402745-CB                      1405260-CB
1393098-CB                      1402749-CB                      1405261-CB
1393101-CB                      1402750-CB                      1405262-CB
1393105-CB                      1402751-CB                      1405263-CB
1393109-CB                      1402753-CB                      1405392-CB
1395032-CB                      1402754-CB                      1405572-CB
1397530-CB                      1402755-CB                      1405577-CB
1397531-CB                      1402756-CB                      1406142-CB
1398234-CB                      1402757-CB                      1406174-CB
1398237-CB                      1403031-CB                      1406177-CB
1398238-CB                      1403398-CB                      1406180-CB
1398968-CB                      1403522-CB                      1406182-CB
1398969-CB                      1403566-CB                      1406183-CB
1399487-CB                      1403568-CB                      1406184-CB
1399488-CB                      1403570-CB                      1406185-CB
1399489-CB                      1403576-CB                      1406186-CB
1399490-CB                      1403577-CB                      1406187-CB
1399494-CB                      1403578-CB                      1406188-CB
1399499-CB                      1403579-CB                      1406189-CB
1400092-CB                      1403580-CB                      1406246-CB
1400093-CB                      1403583-CB                      1406250-CB
1400095-CB                      1403584-CB                      1406271-CB
1400096-CB                      1403585-CB                      1406456-CB
1400668-CB                      1403814-CB                      1406714-CB
1400669-CB                      1403831-CB                      1406737-CB
1400671-CB                      1403959-CB                      1406832-CB
1400672-CB                      1403981-CB                      1406842-CB
1401298-CB                      1404211-CB                      1406844-CB
1401450-CB                      1404303-CB                      1406845-CB
1401451-CB                      1404304-CB                      1406847-CB
1401452-CB                      1404305-CB                      1406848-CB
1401453-CB                      1404307-CB                      1406849-CB
1401454-CB                      1404308-CB                      1406894-CB
1401797-CB                      1404309-CB                      1407133-CB
1402093-CB                      1404310-CB                      1407392-CB
1402095-CB                      1404312-CB                      1407514-CB
1402096-CB                      1404380-CB                      1407616-CB
1402097-CB                      1404381-CB                      1407617-CB
1402098-CB                      1404531-CB                      1407618-CB



                                  ANNEX II-23

1407619-CB                      1410368-CB                      1411647-CB
1407620-CB                      1410369-CB                      1411649-CB
1407622-CB                      1410370-CB                      1411655-CB
1407623-CB                      1410374-CB                      1411656-CB
1407624-CB                      1410375-CB                      1411657-CB
1407625-CB                      1410376-CB                      1411658-CB
1407626-CB                      1410379-CB                      1411660-CB
1407695-CB                      1410380-CB                      1411662-CB
1408086-CB                      1410381-CB                      1411667-CB
1408199-CB                      1410382-CB                      1411670-CB
1408200-CB                      1410384-CB                      1411745-CB
1408201-CB                      1410386-CB                      1411758-CB
1408212-CB                      1410389-CB                      1412055-CB
1408213-CB                      1410390-CB                      1412085-CB
1408214-CB                      1410391-CB                      1412108-CB
1408215-CB                      1410392-CB                      1412365-CB
1408218-CB                      1410394-CB                      1412401-CB
1408257-CB                      1410395-CB                      1412403-CB
1408361-CB                      1410396-CB                      1412404-CB
1408688-CB                      1410397-CB                      1412408-CB
1408940-CB                      1410398-CB                      1412409-CB
1408942-CB                      1410400-CB                      1412410-CB
1408946-CB                      1410401-CB                      1412415-CB
1409285-CB                      1410403-CB                      1412416-CB
1409509-CB                      1410404-CB                      1412417-CB
1409536-CB                      1410405-CB                      1413052-CB
1409648-CB                      1410406-CB                      1413063-CB
1409727-CB                      1410407-CB                      1413065-CB
1409730-CB                      1410408-CB                      1413068-CB
1409733-CB                      1410488-CB                      1413086-CB
1409735-CB                      1410642-CB                      1413087-CB
1409736-CB                      1410873-CB                      1413417-CB
1409737-CB                      1410985-CB                      1413461-CB
1409738-CB                      1411082-CB                      1413464-CB
1409739-CB                      1411211-CB                      1413467-CB
1409740-CB                      1411545-CB                      1413473-CB
1409741-CB                      1411624-CB                      1413551-CB
1409797-CB                      1411632-CB                      1413668-CB
1409824-CB                      1411633-CB                      1414117-CB
1409990-CB                      1411634-CB                      1414273-CB
1410295-CB                      1411635-CB                      1414345-CB
1410301-CB                      1411637-CB                      1414372-CB
1410359-CB                      1411640-CB                      1414395-CB
1410361-CB                      1411643-CB                      1414401-CB
1410364-CB                      1411644-CB                      1414471-CB
1410365-CB                      1411646-CB                      1414525-CB



                                  ANNEX II-24

1414695-CB                      1417821-CB                      1420622-CB
1414726-CB                      1417822-CB                      1420664-CB
1414779-CB                      1417823-CB                      1420666-CB
1414780-CB                      1417934-CB                      1420785-CB
1414782-CB                      1418032-CB                      1420797-CB
1414783-CB                      1418035-CB                      1420864-CB
1414789-CB                      1418068-CB                      1420995-CB
1414942-CB                      1418079-CB                      1421001-CB
1415055-CB                      1418318-CB                      1421009-CB
1415123-CB                      1418343-CB                      1421037-CB
1415331-CB                      1418408-CB                      1421073-CB
1415351-CB                      1418545-CB                      1421115-CB
1415501-CB                      1418607-CB                      1421332-CB
1415531-CB                      1418655-CB                      1421334-CB
1415568-CB                      1418656-CB                      1421496-CB
1415736-CB                      1418659-CB                      1421516-CB
1415740-CB                      1418660-CB                      1421603-CB
1415743-CB                      1418661-CB                      1421610-CB
1415766-CB                      1418744-CB                      1421645-CB
1415838-CB                      1418781-CB                      1421826-CB
1415961-CB                      1418923-CB                      1421892-CB
1416057-CB                      1419018-CB                      1421893-CB
1416195-CB                      1419028-CB                      1421894-CB
1416348-CB                      1419125-CB                      1421896-CB
1416370-CB                      1419141-CB                      1422199-CB
1416405-CB                      1419181-CB                      1422210-CB
1416511-CB                      1419385-CB                      1422296-CB
1416550-CB                      1419498-CB                      1422354-CB
1416600-CB                      1419505-CB                      1422406-CB
1416671-CB                      1419674-CB                      1422563-CB
1416696-CB                      1419699-CB                      1422593-CB
1416888-CB                      1419712-CB                      1422628-CB
1416987-CB                      1419756-CB                      1422629-CB
1417004-CB                      1419763-CB                      1422631-CB
1417080-CB                      1419853-CB                      1422642-CB
1417136-CB                      1419876-CB                      1422743-CB
1417159-CB                      1420067-CB                      1422786-CB
1417187-CB                      1420153-CB                      1422886-CB
1417264-CB                      1420220-CB                      1422963-CB
1417280-CB                      1420265-CB                      1423063-CB
1417328-CB                      1420277-CB                      1423226-CB
1417480-CB                      1420412-CB                      1423316-CB
1417535-CB                      1420413-CB                      1423376-CB
1417594-CB                      1420414-CB                      1423488-CB
1417626-CB                      1420478-CB                      1423500-CB
1417819-CB                      1420547-CB                      1423509-CB



                                  ANNEX II-25

1423722-CB                      1427177-CB                      1430241-CB
1423724-CB                      1427247-CB                      1430362-CB
1423725-CB                      1427413-CB                      1430383-CB
1423733-CB                      1427586-CB                      1430397-CB
1423817-CB                      1427588-CB                      1430445-CB
1423970-CB                      1427589-CB                      1430580-CB
1423971-CB                      1427685-CB                      1430628-CB
1424020-CB                      1427796-CB                      1430808-CB
1424115-CB                      1427829-CB                      1430891-CB
1424153-CB                      1427910-CB                      1430946-CB
1424317-CB                      1428128-CB                      1430950-CB
1424323-CB                      1428161-CB                      1431000-CB
1424483-CB                      1428173-CB                      1431152-CB
1424503-CB                      1428381-CB                      1431172-CB
1424525-CB                      1428414-CB                      1431234-CB
1424607-CB                      1428452-CB                      1431265-CB
1424644-CB                      1428453-CB                      1431436-CB
1424670-CB                      1428455-CB                      1431605-CB
1424781-CB                      1428579-CB                      1431632-CB
1424954-CB                      1428585-CB                      1431634-CB
1425007-CB                      1428747-CB                      1431635-CB
1425013-CB                      1428854-CB                      1431844-CB
1425020-CB                      1428855-CB                      1431846-CB
1425177-CB                      1428857-CB                      1431991-CB
1425224-CB                      1429002-CB                      1432050-CB
1425330-CB                      1429016-CB                      1432056-CB
1425429-CB                      1429050-CB                      1432058-CB
1425529-CB                      1429056-CB                      1432059-CB
1425556-CB                      1429058-CB                      1432187-CB
1425557-CB                      1429263-CB                      1432208-CB
1425671-CB                      1429273-CB                      1432240-CB
1425889-CB                      1429278-CB                      1432253-CB
1426015-CB                      1429292-CB                      1432333-CB
1426020-CB                      1429344-CB                      1432366-CB
1426220-CB                      1429562-CB                      1432373-CB
1426244-CB                      1429563-CB                      1432401-CB
1426256-CB                      1429564-CB                      1432613-CB
1426260-CB                      1429819-CB                      1432630-CB
1426390-CB                      1429849-CB                      1432704-CB
1426627-CB                      1429877-CB                      1432723-CB
1426854-CB                      1429878-CB                      1432743-CB
1426859-CB                      1429879-CB                      1432750-CB
1426879-CB                      1430070-CB                      1432751-CB
1426929-CB                      1430071-CB                      1432838-CB
1427088-CB                      1430198-CB                      1433024-CB
1427169-CB                      1430240-CB                      1433048-CB



                                  ANNEX II-26

1433165-CB                      1435455-CB                      1437273-CB
1433183-CB                      1435456-CB                      1437296-CB
1433225-CB                      1435457-CB                      1437342-CB
1433237-CB                      1435586-CB                      1437427-CB
1433264-CB                      1435618-CB                      1437498-CB
1433330-CB                      1435626-CB                      1437529-CB
1433340-CB                      1435659-CB                      1437545-CB
1433395-CB                      1435731-CB                      1437589-CB
1433449-CB                      1435750-CB                      1437599-CB
1433516-CB                      1435803-CB                      1437632-CB
1433560-CB                      1435909-CB                      1437787-CB
1433573-CB                      1435938-CB                      1437794-CB
1433755-CB                      1435948-CB                      1437827-CB
1433759-CB                      1435980-CB                      1437859-CB
1433782-CB                      1435996-CB                      1437909-CB
1433796-CB                      1436139-CB                      1437933-CB
1433838-CB                      1436152-CB                      1437957-CB
1433912-CB                      1436185-CB                      1438015-CB
1433949-CB                      1436280-CB                      1438024-CB
1434015-CB                      1436316-CB                      1438049-CB
1434019-CB                      1436360-CB                      1438153-CB
1434053-CB                      1436377-CB                      1438213-CB
1434233-CB                      1436387-CB                      1438215-CB
1434260-CB                      1436400-CB                      1438248-CB
1434266-CB                      1436425-CB                      1438319-CB
1434404-CB                      1436452-CB                      1438360-CB
1434412-CB                      1436517-CB                      1438383-CB
1434540-CB                      1436608-CB                      1438392-CB
1434580-CB                      1436710-CB                      1438413-CB
1434590-CB                      1436724-CB                      1438467-CB
1434652-CB                      1436732-CB                      1438519-CB
1434653-CB                      1436757-CB                      1438537-CB
1434743-CB                      1436761-CB                      1438545-CB
1434744-CB                      1436777-CB                      1438584-CB
1434769-CB                      1436814-CB                      1438610-CB
1434827-CB                      1436831-CB                      1438679-CB
1434932-CB                      1436903-CB                      1438750-CB
1434954-CB                      1436919-CB                      1438759-CB
1434961-CB                      1436922-CB                      1438797-CB
1434973-CB                      1436973-CB                      1438866-CB
1435234-CB                      1436997-CB                      1438911-CB
1435262-CB                      1437046-CB                      1438931-CB
1435400-CB                      1437080-CB                      1438946-CB
1435407-CB                      1437100-CB                      1438979-CB
1435414-CB                      1437237-CB                      1439015-CB
1435423-CB                      1437258-CB                      1439040-CB



                                  ANNEX II-27

1439095-CB                      1440831-CB                      1442917-CB
1439103-CB                      1440846-CB                      1443075-CB
1439116-CB                      1440856-CB                      1443144-CB
1439122-CB                      1440918-CB                      1443179-CB
1439156-CB                      1440929-CB                      1443303-CB
1439179-CB                      1441063-CB                      1443458-CB
1439258-CB                      1441104-CB                      1443468-CB
1439259-CB                      1441108-CB                      1443507-CB
1439303-CB                      1441135-CB                      1443522-CB
1439340-CB                      1441139-CB                      1443540-CB
1439437-CB                      1441147-CB                      1443559-CB
1439455-CB                      1441221-CB                      1443615-CB
1439464-CB                      1441246-CB                      1443743-CB
1439474-CB                      1441279-CB                      1443848-CB
1439551-CB                      1441322-CB                      1443913-CB
1439555-CB                      1441349-CB                      1443917-CB
1439568-CB                      1441409-CB                      1443968-CB
1439611-CB                      1441447-CB                      1444006-CB
1439666-CB                      1441451-CB                      1444018-CB
1439667-CB                      1441488-CB                      1444027-CB
1439678-CB                      1441502-CB                      1444070-CB
1439705-CB                      1441520-CB                      1444159-CB
1439755-CB                      1441616-CB                      1444266-CB
1439791-CB                      1441648-CB                      1444288-CB
1439804-CB                      1441736-CB                      1444344-CB
1439857-CB                      1441795-CB                      1444364-CB
1439875-CB                      1441874-CB                      1444532-CB
1439886-CB                      1441888-CB                      1444541-CB
1439921-CB                      1441918-CB                      1444545-CB
1439938-CB                      1441934-CB                      1444583-CB
1439993-CB                      1441978-CB                      1444717-CB
1440001-CB                      1441992-CB                      1444721-CB
1440018-CB                      1442073-CB                      1444755-CB
1440031-CB                      1442148-CB                      1444783-CB
1440037-CB                      1442318-CB                      1444798-CB
1440089-CB                      1442454-CB                      1444951-CB
1440198-CB                      1442481-CB                      1444958-CB
1440225-CB                      1442492-CB                      1444987-CB
1440236-CB                      1442507-CB                      1445056-CB
1440365-CB                      1442629-CB                      1445113-CB
1440464-CB                      1442633-CB                      1445202-CB
1440536-CB                      1442649-CB                      1445206-CB
1440647-CB                      1442687-CB                      1445240-CB
1440656-CB                      1442795-CB                      1445265-CB
1440758-CB                      1442855-CB                      1445284-CB
1440777-CB                      1442905-CB                      1445394-CB



                                  ANNEX II-28

1445430-CB                      1448996-CB                      1455905-CB
1445475-CB                      1449383-CB                      1456080-CB
1445539-CB                      1449453-CB                      1456201-CB
1445616-CB                      1449473-CB                      1456618-CB
1445657-CB                      1449490-CB                      1456671-CB
1445665-CB                      1449618-CB                      1457188-CB
1445689-CB                      1449735-CB                      1457311-CB
1445871-CB                      1449799-CB                      1457695-CB
1445878-CB                      1449827-CB                      1457907-CB
1445913-CB                      1449832-CB                      1458022-CB
1445920-CB                      1450007-CB                      1458516-CB
1445954-CB                      1450045-CB                      1458736-CB
1446071-CB                      1450251-CB                      1458962-CB
1446100-CB                      1450263-CB                      1459061-CB
1446125-CB                      1450467-CB                      1459084-CB
1446287-CB                      1450522-CB                      1459115-CB
1446291-CB                      1450802-CB                      1459297-CB
1446305-CB                      1450803-CB                      1459526-CB
1446346-CB                      1450824-CB                      1460372-CB
1446493-CB                      1450858-CB                      1461610-CB
1446545-CB                      1451005-CB                      1462550-CB
1446580-CB                      1451034-CB                      1462922-CB
1446761-CB                      1451063-CB                      1463151-CB
1446763-CB                      1451356-CB                      1463425-CB
1446766-CB                      1451584-CB                      1466836-CB
1446800-CB                      1451748-CB                      1467410-CB
1446822-CB                      1452395-CB                      1308054-CC
1446882-CB                      1452399-CB                      1308055-CC
1446937-CB                      1452848-CB                      1308721-CC
1446959-CB                      1452913-CB                      1308722-CC
1446965-CB                      1453109-CB                      1311615-CC
1446994-CB                      1453394-CB                      1315834-CC
1447012-CB                      1453513-CB                      1315835-CC
1447056-CB                      1453584-CB                      1315837-CC
1447156-CB                      1453660-CB                      1318393-CC
1447173-CB                      1453693-CB                      1321718-CC
1447631-CB                      1453845-CB                      1323968-CC
1447673-CB                      1454061-CB                      1334105-CC
1447950-CB                      1454108-CB                      1348300-CC
1447968-CB                      1454556-CB                      1348475-CC
1448101-CB                      1454832-CB                      1348948-CC
1448479-CB                      1455067-CB                      1356234-CC
1448542-CB                      1455363-CB                      1360021-CC
1448824-CB                      1455424-CB                      1360757-CC
1448856-CB                      1455447-CB                      1361390-CC
1448882-CB                      1455838-CB                      1364634-CC



                                  ANNEX II-29

1367357-CC                      1404304-CC                      1410400-CC
1367359-CC                      1404309-CC                      1410403-CC
1377895-CC                      1404380-CC                      1410405-CC
1383261-CC                      1404708-CC                      1410406-CC
1384828-CC                      1405257-CC                      1410642-CC
1386312-CC                      1405259-CC                      1410985-CC
1392130-CC                      1405261-CC                      1411082-CC
1393097-CC                      1405577-CC                      1411632-CC
1393101-CC                      1406174-CC                      1411634-CC
1393105-CC                      1406177-CC                      1411635-CC
1395032-CC                      1406182-CC                      1411647-CC
1398234-CC                      1406183-CC                      1411655-CC
1398237-CC                      1406185-CC                      1411656-CC
1398238-CC                      1406187-CC                      1411657-CC
1398968-CC                      1406189-CC                      1411658-CC
1398969-CC                      1406842-CC                      1411660-CC
1399487-CC                      1406847-CC                      1412401-CC
1399488-CC                      1406848-CC                      1412415-CC
1399489-CC                      1406849-CC                      1413461-CC
1400092-CC                      1406894-CC                      1413464-CC
1400093-CC                      1407392-CC                      1413473-CC
1400095-CC                      1407619-CC                      1414273-CC
1400671-CC                      1407620-CC                      1414525-CC
1400672-CC                      1407624-CC                      1414726-CC
1401450-CC                      1407625-CC                      1414783-CC
1401452-CC                      1407626-CC                      1415123-CC
1401453-CC                      1408200-CC                      1415501-CC
1401454-CC                      1408201-CC                      1415568-CC
1401797-CC                      1408212-CC                      1415736-CC
1402096-CC                      1408213-CC                      1415740-CC
1402098-CC                      1408214-CC                      1415838-CC
1402104-CC                      1409727-CC                      1415961-CC
1402105-CC                      1409736-CC                      1416195-CC
1402745-CC                      1409737-CC                      1416348-CC
1402749-CC                      1409739-CC                      1416370-CC
1402750-CC                      1409990-CC                      1416511-CC
1402751-CC                      1410365-CC                      1416671-CC
1402754-CC                      1410370-CC                      1416888-CC
1402755-CC                      1410382-CC                      1416987-CC
1402756-CC                      1410384-CC                      1417080-CC
1403576-CC                      1410386-CC                      1417328-CC
1403577-CC                      1410389-CC                      1417480-CC
1403578-CC                      1410390-CC                      1417535-CC
1403580-CC                      1410391-CC                      1417819-CC
1403583-CC                      1410394-CC                      1417821-CC
1404303-CC                      1410396-CC                      1417934-CC



                                  ANNEX II-30

1418032-CC                      1429050-CC                      1436710-CC
1418035-CC                      1429056-CC                      1436724-CC
1418343-CC                      1429278-CC                      1436732-CC
1418408-CC                      1429562-CC                      1436761-CC
1418607-CC                      1429563-CC                      1436777-CC
1418659-CC                      1430070-CC                      1436814-CC
1418781-CC                      1430241-CC                      1436831-CC
1419028-CC                      1430362-CC                      1436903-CC
1419385-CC                      1430445-CC                      1436997-CC
1420067-CC                      1430580-CC                      1437046-CC
1420220-CC                      1430808-CC                      1437100-CC
1420547-CC                      1430946-CC                      1437237-CC
1420622-CC                      1431172-CC                      1437342-CC
1421073-CC                      1431436-CC                      1437498-CC
1421332-CC                      1431844-CC                      1437529-CC
1421334-CC                      1432056-CC                      1437545-CC
1421610-CC                      1432058-CC                      1437589-CC
1421892-CC                      1432208-CC                      1438015-CC
1421893-CC                      1432704-CC                      1438024-CC
1421894-CC                      1432743-CC                      1438153-CC
1421896-CC                      1433075-CC                      1438319-CC
1422210-CC                      1433264-CC                      1438519-CC
1422406-CC                      1433330-CC                      1438545-CC
1422743-CC                      1433395-CC                      1438584-CC
1422886-CC                      1433449-CC                      1438610-CC
1422963-CC                      1433516-CC                      1438679-CC
1423063-CC                      1433573-CC                      1438931-CC
1423226-CC                      1433755-CC                      1438946-CC
1423316-CC                      1433912-CC                      1439122-CC
1423500-CC                      1433949-CC                      1439259-CC
1423725-CC                      1434233-CC                      1439303-CC
1423733-CC                      1434260-CC                      1439455-CC
1423817-CC                      1434652-CC                      1439551-CC
1424670-CC                      1434653-CC                      1439568-CC
1425429-CC                      1434973-CC                      1439666-CC
1425889-CC                      1435234-CC                      1439667-CC
1426020-CC                      1435407-CC                      1439678-CC
1426220-CC                      1435455-CC                      1439705-CC
1427088-CC                      1435586-CC                      1439755-CC
1427177-CC                      1435659-CC                      1440031-CC
1427247-CC                      1435750-CC                      1440089-CC
1427685-CC                      1435803-CC                      1440856-CC
1428414-CC                      1435980-CC                      1440929-CC
1428453-CC                      1436400-CC                      1441063-CC
1428579-CC                      1436425-CC                      1441104-CC
1428857-CC                      1436608-CC                      1441139-CC



                                  ANNEX II-31

1441147-CC                      1446125-CC                      1402098-CD
1441246-CC                      1446287-CC                      1402751-CD
1441279-CC                      1446493-CC                      1403576-CD
1441322-CC                      1446761-CC                      1403578-CD
1441409-CC                      1446766-CC                      1404303-CD
1441451-CC                      1446800-CC                      1405259-CD
1441648-CC                      1446822-CC                      1405261-CD
1441918-CC                      1446882-CC                      1405577-CD
1442318-CC                      1447012-CC                      1406182-CD
1442454-CC                      1447173-CC                      1406185-CD
1442492-CC                      1447631-CC                      1406847-CD
1442649-CC                      1448479-CC                      1406849-CD
1442687-CC                      1449383-CC                      1407392-CD
1442795-CC                      1449453-CC                      1407619-CD
1442917-CC                      1449618-CC                      1409739-CD
1443075-CC                      1449832-CC                      1410389-CD
1443144-CC                      1450045-CC                      1410391-CD
1443179-CC                      1450467-CC                      1410400-CD
1443468-CC                      1450824-CC                      1410406-CD
1443540-CC                      1451005-CC                      1411647-CD
1443743-CC                      1451034-CC                      1411656-CD
1443848-CC                      1451356-CC                      1411658-CD
1443913-CC                      1451584-CC                      1411660-CD
1444006-CC                      1453109-CC                      1412401-CD
1444018-CC                      1453584-CC                      1413473-CD
1444027-CC                      1455067-CC                      1414783-CD
1444070-CC                      1455838-CC                      1415568-CD
1444344-CC                      1456201-CC                      1416348-CD
1444532-CC                      1456618-CC                      1417328-CD
1444545-CC                      1457188-CC                      1417934-CD
1444583-CC                      1315834-CD                      1418659-CD
1444717-CC                      1348475-CD                      1420220-CD
1444755-CC                      1360021-CD                      1421894-CD
1444951-CC                      1360757-CD                      1422886-CD
1444987-CC                      1386312-CD                      1423063-CD
1445056-CC                      1393097-CD                      1423226-CD
1445202-CC                      1393105-CD                      1423733-CD
1445265-CC                      1395032-CD                      1423817-CD
1445394-CC                      1398237-CD                      1425429-CD
1445689-CC                      1399488-CD                      1425889-CD
1445871-CC                      1400092-CD                      1428453-CD
1445878-CC                      1400095-CD                      1428579-CD
1445920-CC                      1401452-CD                      1429056-CD
1445954-CC                      1401453-CD                      1429278-CD
1446071-CC                      1401797-CD                      1429562-CD
1446100-CC                      1402096-CD                      1430808-CD



                                  ANNEX II-32

1431172-CD                      1443179-CD                      1405261-CE
1432058-CD                      1443468-CD                      1406182-CE
1432704-CD                      1443743-CD                      1409739-CE
1433449-CD                      1443913-CD                      1417328-CE
1435659-CD                      1444755-CD                      1425889-CE
1435980-CD                      1445265-CD                      1429056-CE
1436710-CD                      1446287-CD                      1429562-CE
1436732-CD                      1446761-CD                      1435659-CE
1436761-CD                      1446822-CD                      1436732-CE
1436831-CD                      1448479-CD                      1437100-CE
1437100-CD                      1449832-CD                      1439259-CE
1437589-CD                      1450467-CD                      1446287-CE
1438153-CD                      1450824-CD                      1448479-CE
1438519-CD                      1451034-CD                      1449832-CE
1439259-CD                      1451356-CD                      1455067-CE
1439455-CD                      1455067-CD                      1403576-CF
1439678-CD                      1456618-CD                      1406182-CF
1439705-CD                      1315834-CE                      1409739-CF
1440089-CD                      1393105-CE                      1436732-CF
1441147-CD                      1399488-CE                      1439259-CF
1441648-CD                      1400092-CE                      1455067-CF
1442649-CD                      1400095-CE                      1406182-CG
1442917-CD                      1401453-CE                      1436732-CG
1443075-CD                      1403576-CE                      1406182-CH



                                  ANNEX II-33

                                    Annex III

                    MEDICAL RESEARCH AND MONITORING PROPOSAL

         Disposition of the Medical Research and Monitoring Fund will be the responsibility of the Court. An advisory board will be established for the purpose of providing recommendations and advice to the Court to assist in the stewardship of the Medical Research and Monitoring Fund. The advisory board will be comprised of the following 6 members: (1) the Claims Administrator; (2) a representative appointed by Sulzer; (3) a representative appointed by Class Counsel; (4) two representatives appointed by the governing body of the American Academy of Orthopedic Surgeons; and (5) a representative appointed by the Special State Counsel Committee. Members of the advisory board will not receive compensation specific to their service as board members.

         The intended purpose and uses of the Medical Research and Monitoring Fund include: (1) study of Class Members for the purpose of recognition and identification of medical issues unique to the experience of class membership;
(2) the establishment and maintenance of a registry for the preservation of medical information arising from the use of the Affected Products; (3) the support of medical research and scholarship that may rely upon information preserved by the registry; and (4) the establishment of protocols for access by third parties to information contained in the registry for the purpose of medical research and scholarship.

         To the greatest extent possible, and to the degree consistent with the purposes of the Medical Research and Monitoring Fund, the Court will preserve the privacy and confidentiality of the patients and physicians whose information may be contained in the registry. In addition to documents and medical records, the registry is also authorized to take constructive possession of radiographic films, explants, pathology samples, or other similar residue that may have medical value in support of the purposes and uses of the Medical Research and Monitoring Fund. Members of the advisory board may be reimbursed for reasonable expenses incurred as a result of their service on the advisory board. The Trust Agreement may provide for successor governance of the Medical Research and Monitoring Fund to the extent the fund exists beyond the term of the Trust.



                                   ANNEX III-1

                                    Annex IV

                       COMPENSATION BENEFITS PAYABLE FROM
                          THE EXTRAORDINARY INJURY FUND

         For purposes of providing Extraordinary Injury Fund Benefits to those Class Members eligible to receive such payments, the following two Matrices are established, one relating to Hip Beneficiaries (the "Hip Matrix") and the other relating to Knee Beneficiaries (the "Knee Matrix").

         Each Matrix is divided into levels (the "Matrix Levels") that describe the amount that an eligible Class Member is entitled to recover based on (1) the complication that he/she has experienced; in most instances, (2) the severity of that complication; and, in some instances, and (3) the Class Member's age at the time that the complication was recognized.

         For purposes of determining the amount of EIF Benefits with respect to a given Matrix Level, the terms listed below shall have the following meanings:

         1. "adjusted current annual income" means 78.5% (which percentage is calculated to reflect fringe benefits as well as personal maintenance expenditures) of the Affected Product Recipient's average actual income from wages, salaries, personal services, personal business activities or other form of income from self-employment, as reported on his/her federal income tax return over the period of 3 years prior to the year of death.

         2. "moderate" means the Class Member experienced pain, sensory loss or gait alteration that required narcotics and/or use of a cane or walker.

         3. "severe" means the Class Member required the use of a wheelchair or underwent an amputation.

         If a Class Member is eligible for EIF Benefits, such Class Member shall receive the applicable amount set forth in the applicable Matrix less the applicable Plaintiffs' Counsel fees or allocable in accordance with Article 5.

                                   HIP MATRIX

         The Hip Matrix is separated into levels that are based upon the varying complications which entitle Class Members to EIF Benefits. These levels are as follows:

I.       MATRIX LEVEL I (REVISION SURGERY INDICATED BUT FOR A MEDICAL CONDITION)

         ELIGIBILITY. Class Members for whom Affected Product Revision Surgery would be indicated but for a medical condition(s).

         BENEFITS. Under Matrix Level I, a Class Member will receive up to $120,000.



                                   ANNEX IV-1

II.      MATRIX LEVEL II (NON-REMOVAL SURGERY)

         ELIGIBILITY. Class Members who have not undergone an APRS, but who have undergone a surgery wherein their treating surgeons have attempted to secure an Affected Product using screws, cement, or some other means, as a result of non-traumatic loosening.

         BENEFITS. Under Matrix Level II, a Class Member receives up to $36,000 for each such procedure that he/she undergoes, not to exceed $90,000.

III. MATRIX LEVEL III (NON-AFFECTED PRODUCT REVISION SURGERY AND ADDITIONAL NON-AFFECTED PRODUCT REVISION SURGERIES)

         ELIGIBILITY. Class Members who have undergone a Non-Affected Product Revision Surgery on or before the date that is one-hundred and eighty (180) days(1) after the date of an APRS; this Matrix Level III additionally relates to those Class Members who have required one or more Additional Non-Affected Product Revision Surgeries (after the First NAPRS) on or before the date that is three hundred and sixty-five (365) days(2) after the date of their APRS.

         BENEFITS. Under Matrix Level III, a Class Member receives up to $80,000 for a NAPRS and receives up to $40,000 for each Additional Non-Affected Product Revision Surgeries performed on or before the date that is three hundred and sixty-five (365) days after the date of his/her APRS, not to exceed $200,000 in the aggregate.

IV.      MATRIX LEVEL IV (MAJOR COMPLICATIONS)

         ELIGIBILITY. Class Members who have suffered any of the following as a major surgical complication of a CRS:

         (1) direct injury to the genito-urinary system during revision;

         (2) wound infection occurring within one-hundred and eighty (180) days from the date of a CRS and requiring surgical debridement with prosthesis retention, resection arthroplasty, hip arthrodesis or reimplantation;

         (3) one or more dislocation(s)/subluxation(s) of the prosthetic femoral head occurring within ninety (90) days from the date of the CRS and requiring closed reduction under intravenous sedation or general anesthesia;

         (4) pulmonary embolism requiring hospitalization and/or placement of an inferior vena cava filter;



----------

(1) The Claims Administrator may, at his/her discretion, extend this compensable time period by 180 days where a Class Member's treating orthopedic surgeon causally relates (to a medical probability) the NAPRS to the APRS and/or to the original implantation of the Affected Product.

(2) The Claims Administrator may, at his/her discretion, extend this compensable time period by 180 days where a Class Member's treating orthopedic surgeon causally relates (to a medical probability) the Additional Non-Affected Product Revision to a NAPRS or to his/her APRS.



                                   ANNEX IV-2

         (5) grade IV heterotopic ossification (as demonstrated on x-ray) and/or heterotopic ossification requiring surgical repair, each occurring within one-hundred eighty (180) days from the date of a CRS;

         (6) non-union of a trochanteric osteotomy occurring within one-hundred and eighty (180) days from the date of a CRS and requiring surgical repair;

         (7) periprosthetic fracture experienced within thirty (30) days from the date of a CRS and requiring either open or closed reduction; or

         (8) abductor mechanism disruption occurring within ninety (90) days from the date of a CRS and requiring surgical repair.

The Claims Administrator, at his/her discretion, may qualify a Class Member who has suffered a major surgical complication not listed above for benefits under this Matrix Level IV.

         BENEFITS. Under Matrix Level IV, a Class Member receives up to $36,000 for each major complication that he/she experiences not to exceed $90,000.

V.       MATRIX LEVEL V (PERMANENT INJURY)

         ELIGIBILITY. Class Members who have suffered any of the following permanent injuries as a surgical complication of a CRS:

         (1) permanent nerve injury, either moderate or severe, as demonstrated by objective physical examination and quantitative measures (e.g. EMG and/or nerve conduction studies) on or after the date that is three hundred and sixty-five (365) days after a CRS;

         (2) permanent vascular injury, either moderate or severe, as demonstrated by objective physical examination and quantitative measures (e.g. angiogram) on or after the date that is three hundred and sixty-five (365) days after a CRS; or

         (3) permanent injury due to an infection (qualifying as a major complication under Matrix Level IV), either moderate or severe, as demonstrated by objective physical examination and quantitative measures on or after the date that is three hundred and sixty-five (365) days after a CRS.

The Claims Administrator, at his/her discretion, may qualify a Class Member who has suffered a permanent injury as a surgical complication not listed above for benefits under this Matrix Level V.

         BENEFITS. A Class Member's compensation under this Matrix Level V will be based upon (1) the severity of the permanent injury and (2) the Class Member's age on the date the permanent injury was recognized, as follows:



                                   ANNEX IV-3

                   Age on Date Permanent Injury was Recognized

      Severity Level           < or = to 40      41-49          50-59          60-69        > or = to 70
      --------------           ------------      -----          -----          -----        ------------
      Moderate                   $160,000       $126,316       $ 92,631       $ 63,158        $37,894

      Severe                     $320,000       $252,631       $185,263       $126,316        $75,790

VII.     MATRIX LEVEL VI (MYOCARDIAL INFARCTION)

         ELIGIBILITY. Class Members who have suffered a myocardial infarction during a CRS or during the hospitalization associated with a CRS. In addition, the Claims Administrator, at his/her discretion, may qualify a Class Member whose treating cardiothoracic surgeon or treating cardiologist causally relates a myocardial infarction (neither occurring during a CRS nor CRS hospitalization) to the Covered Revision Surgery.

         BENEFITS. A Class Member's compensation under Matrix Level VI will be based upon (1) the pre and post myocardial infarction change in Functional Classification (as defined by the New York Heart Association(3)) and (2) the Class Member's age on the date of the myocardial infarction as follows:

                      Age on Date of Myocardial Infarction

      Complication
         Level                 < or = to 40      41-49          50-59          60-69        > or = to 70
      ------------             ------------      -----          -----          -----        ------------
      1 class change             $280,000       $221,053       $162,106       $110,526        $66,316

      2 class change             $320,000       $252,631       $185,263       $126,316        $75,790

      3 class change             $360,000       $284,420       $208,421       $142,106        $85,263

VII.     MATRIX LEVEL VII (STROKE)

         ELIGIBILITY. Class Members who have suffered a stroke (or other event resulting in central nervous system sequelae) during a CRS or during the hospitalization associated with a CRS. In addition, the Claims Administrator, at his/her discretion, may also qualify a Class Member whose treating neurosurgeon or treating neurologist causally relates a stroke (neither occurring during a CRS nor CRS hospitalization) to a Covered Revision Surgery.



----------

(3) See T. Andreoli, J. Bennett, C. Carpenter, F. Plum, L. Smith, Jr., Cecil Essentials of Medicine, at 12 (3d ed. 1993).



                                   ANNEX IV-4

         BENEFITS. A Class Member's compensation under Matrix Level VII will be based upon (1) the Class Member's Functional Stroke Outcome Classification (as defined by the American Heart Association(4))and (2) his/her age on the date of the stroke (or other event resulting in central nervous system sequelae) as follows:

                              Age on Date of Stroke

         Stroke
         Outcome
         Classification        < or = to 40     41-49          50-59          60-69       > or = to 70
         --------------        ------------     -----          -----          -----       ------------
         Level I                 $280,000      $221,053       $162,106       $110,526        $66,316

         Level II                $320,000      $252,631       $185,263       $126,316        $75,790

         Level III               $360,000      $284,210       $208,421       $142,106        $85,263

         Level IV                $400,000      $315,790       $231,580       $157,894        $94,737

VIII.    MATRIX LEVEL VIII (DEATH)

         ELIGIBILITY. Class Members whose claims are brought on behalf of Affected Product Recipients who have died during a CRS or during the hospitalization associated with a CRS. In addition, the Claims Administrator, at his/her discretion, may also qualify a Class Member whose treating surgeon or treating physician causally relates a death (neither occurring during a CRS nor CRS hospitalization) to a Covered Revision Surgery.

         BENEFITS. A Representative Claimant's compensation under Matrix Level VIII will be as follows:

         (1) he/she will receive a minimum payment of up to $40,000;

         (2) he/she will receive up to $160,000 if the Affected Product Recipient was married on the date of death;

         (3) he/she will receive up to $80,000 multiplied by the number of minor children (under the age of 18), if any, on the date of the Affected Product Recipient's death;



----------

(4) See The American Heart Association Stroke Outcome Classification 29 Stroke at 1274-75 (1998).



                                   ANNEX IV-5

         (4) he/she will receive up to $20,000 multiplied by the number of adult children (age 18 or older), if any, on the date of the Affected Product Recipient's death;

         (5) he/she will receive up to $40,000 multiplied by the number of parents, if any, on the date of the Affected Product Recipient's death and whose claims are recognized pursuant to applicable state law; and

         (6) where applicable, he/she will receive the Affected Product Recipient's lost income, calculated as the sum of the following: (x) the percentage of the "adjusted current annual income" equal to the number of days from the date of death to the end of the year divided by 365; and (y) the present value of the future "adjusted current annual income," beginning the year following the death, ending the year of the Affected Product Recipient's 62nd birthday, and discounted to the date of Final Judicial Approval at a net interest rate of 1.5% (which percentage is calculated as the difference between 5.5% growth and a 7.0% discount rate). If the Affected Product Recipient has no such income or is age 62 at the time of death, then there is no payment under this section.

         LIMITATION. Under no circumstances should the total benefits recoverable under this Matrix Level VIII exceed $800,000.

IX.      MATRIX LEVEL IX (DISCRETIONARY)

         ELIGIBILITY. Class Members who feel that they are entitled to EIF Benefits as a result of a complication that was neither anticipated, nor provided for under Matrix Levels I-VIII

         BENEFITS. The Claims Administrator, at his/her discretion, may award EIF Benefits to a Class Member under this Matrix Level IX. In doing so, the Claims Administrator shall consider evidence of any catastrophic loss of income and/or extraordinary medical expenses related to the Affected Product.

                                   KNEE MATRIX

         The Knee Matrix is separated into levels that are based upon the varying complications which entitle Class Members to EIF Benefits. These levels are as follows:

I.       MATRIX LEVEL I (REVISION SURGERY INDICATED BUT FOR A MEDICAL CONDITION)

         ELIGIBILITY. Class Members for whom Affected Product Revision Surgery would be indicated but for a medical condition(s).

         BENEFITS. Under Matrix Level I, a Class Member receives up to $120,000.

II.      MATRIX LEVEL II (NON-REMOVAL SURGERY)

         ELIGIBILITY. Class Members who have not undergone an APRS, but who have undergone a surgery wherein their treating surgeons have attempted to secure an Affected Product using screws, cement, or some other means, as a result of non-traumatic loosening.



                                   ANNEX IV-6

         BENEFITS. Under Matrix Level II, a Class Member receives up to $36,000 for each such procedure that he/she undergoes not to exceed $90,000.

III. MATRIX LEVEL III (NON-AFFECTED PRODUCT REVISION SURGERY AND ADDITIONAL NON-AFFECTED PRODUCT REVISIONS).

         ELIGIBILITY. Class Members who have undergone a Non-Affected Product Revision Surgery on or before the date that is one-hundred and eighty (180) days(5) after the date of an APRS; this Matrix Level III additionally relates to those Class Members who have required one or more Additional Non-Affected Product Revision Surgeries (after the First NAPRS) on or before the date that is three hundred and sixty-five (365) days(6) after the date of their APRS.

         BENEFITS. Under Matrix Level III, a Class Member receives up to $80,000 for a NAPRS and receives up to $40,000 for one or more Additional Non-Affected Product Revision Surgeries performed on or before the date that is three hundred and sixty-five (365) days from the date of his/her APRS, not to exceed $200,000 in the aggregate.

IV.      MATRIX LEVEL IV (MAJOR COMPLICATIONS)

         ELIGIBILITY. Class Members who have suffered any of the following as a major surgical complication of a CRS:

         (1) wound infection occurring within 180 days from the date of CRS and requiring surgical debridement, resection arthroplasty, knee arthrodesis, or reimplantation;

         (2) pulmonary embolism requiring hospitalization and/or placement of an inferior vena cava filter;

         (3) grade IV heterotopic ossification (as demonstrated on x-ray) and/or heterotopic ossification requiring surgical repair, each occurring within one-hundred and eighty (180) days from the date of a CRS;

         (4) non-union of a tibial tubercle osteotomy occurring within one-hundred and eighty (180) days of the date of a CRS and requiring surgical repair;

         (5) periprosthetic fracture experienced within thirty (30) days of the date of a CRS and requiring either open or closed reduction; or

         (6) extensor mechanism disruption occurring within one-hundred and eighty (180) days of the date of a CRS and requiring surgical repair.



----------

(5) The Claims Administrator may, at his/her discretion, extend this compensable time period by 180 days where a Class Member's treating orthopedic surgeon causally relates (to a medical probability) the NAPRS to the APRS and/or to the original implantation of the Affected Product.

(6) The Claims Administrator may, at his/her discretion, extend this compensable time period by 180 days where a Class Member's treating orthopedic surgeon causally relates (to a medical probability) the Additional Non-Affected Product Revision to a NAPRS or to his/her APRS.



                                   ANNEX IV-7

The Claims Administrator, at his/her discretion, may qualify a Class Member who has suffered a Major Surgical Complication not listed above for benefits under this Matrix Level IV.

         BENEFITS. Under Matrix Level IV, a Class Member receives up to $36,000 for each major complication that he/she experiences - not to exceed $90,000.

V.       MATRIX LEVEL V (PERMANENT INJURY)

         ELIGIBILITY. Class Members who have suffered any of the following permanent injuries as a surgical complication of a CRS:

         (1) permanent nerve injury, either moderate or severe, as demonstrated by objective physical examination and quantitative measures (e.g. EMG and/or nerve conduction studies) on or after the date that is three hundred and sixty-five (365) days after a CRS;

         (2) permanent vascular injury, either moderate or severe, as demonstrated by objective physical examination and quantitative measures (e.g. angiogram) on or after the date that is three hundred and sixty-five (365) days after a CRS; or

         (3) permanent injury due to an infection(qualifying as a major complication under Matrix Level IV), either moderate or severe, on of after the date that is three hundred and sixty-five (365) days after a CRS.

The Claims Administrator, at his/her discretion, may qualify a Class Member who has suffered a permanent injury as a surgical complication not listed above for benefits under this Matrix Level V.

         BENEFITS. A Class Member's compensation under this Matrix Level V will be based upon (1) the severity of the permanent injury and (2) the Class Member's age on the date the permanent injury was recognized, as follows:

                   Age on Date Permanent Injury was Recognized

      Severity Level           < or = to 40       41-49         50-59          60-69       > or = to 70
      --------------           ------------       -----         -----          -----       ------------
      Moderate                   $160,000       $126,316       $ 92,631       $ 63,158        $37,894

      Severe                     $320,000       $252,631       $185,263       $126,316        $75,790

VII.     MATRIX LEVEL VI (MYOCARDIAL INFARCTION)

         ELIGIBILITY. Class Members who have suffered a myocardial infarction during a CRS or during the hospitalization associated with a CRS. In addition, the Claims Administrator, at his/her discretion, may qualify a Class Member whose treating cardiothoracic surgeon or treating cardiologist causally relates a myocardial infarction (neither occurring during a CRS nor CRS hospitalization) to the Covered Revision Surgery.



                                   ANNEX IV-8

         BENEFITS. A Class Member's compensation under Matrix Level VI will be based upon (1) the pre and post myocardial infarction change in Functional Classification (as defined by the New York Heart Association(7)) and (2) his/her age on the date of the myocardial infarction as follows:

                      Age on Date of Myocardial Infarction

      Complication
         Level                 < or = to 40      41-49          50-59          60-69       > or = to 70
      ------------             ------------      -----          -----          -----       ------------
      1 class change             $280,000       $221,053       $162,106       $110,526        $66,316

      2 class change             $320,000       $252,631       $185,263       $126,316        $75,790

      3 class change             $360,000       $284,210       $208,421       $142,106        $85,263

VII.     MATRIX LEVEL VII (STROKE)

         ELIGIBILITY. Class Members who have suffered a stroke (or other event resulting in central nervous system sequelae) during a CRS or during the hospitalization associated with a CRS. In addition, the Claims Administrator, at his/her discretion, may also qualify a Class Member whose treating neurosurgeon or treating neurologist causally relates a stroke (neither occurring during a CRS nor CRS hospitalization) to a Covered Revision Surgery.

         BENEFITS. A Class Member's compensation under Matrix Level VII will be based upon (1) the Class Member's Functional Stroke Outcome Classification (as defined by the American Heart Association(8)) and (2) his/her age on the date of the stroke (or other event resulting in central nervous system sequelae) as follows:

                              Age on Date of Stroke

         Stroke
         Outcome
         Classification        < or = to 40      41-49         50-59          60-69        > or = to 70
         --------------        ------------      -----         -----          -----        ------------
         Level I                 $280,000      $221,053       $162,106       $110,526        $66,316

         Level II                $320,000      $252,631       $185,263       $126,316        $75,790

         Level III               $360,000      $284,210       $208,421       $142,106        $85,263

         Level IV                $400,000      $315,790       $231,580       $157,894        $94,737



----------

(7) See T. Andreoli, J. Bennett, C. Carpenter, F. Plum, L. Smith, Jr., Cecil Essentials of Medicine, at 12 (3d ed. 1993).

(8) See The American Heart Association Stroke Outcome Classification 29 Stroke at 1274-75 (1998).



                                   ANNEX IV-9

Level II           $320,000     $252,631    $185,263    $126,316    $75,790
Level III          $360,000     $284,210    $208,421    $142,106    $85,263
Level IV           $400,000     $315,790    $231,580    $157,894    $94,737


VIII.    MATRIX LEVEL VIII (DEATH)

         ELIGIBILITY. Class Members whose claims are brought on behalf of Affected Product Recipients who have died during a CRS or during the hospitalization associated with a CRS. In addition, the Claims Administrator, at his/her discretion, may also qualify a Class Member whose treating surgeon or treating physician causally relates a death (neither occurring during a CRS nor CRS hospitalization) to a Covered Revision Surgery.

         BENEFITS. A Representative Claimant's compensation under Matrix Level VIII will be as follows:

         (1) he/she will receive a minimum payment of up to $40,000;

         (2) he/she will receive up to $160,000 if the Affected Product Recipient was married on the date of death;

         (3) he/she will receive up to $80,000 multiplied by the number of minor children (under the age of 18), if any, on the date of the Affected Product Recipient's death;

         (4) he/she will receive up to $20,000 multiplied by the number of adult children (age 18 or older), if any, on the date of the Affected Product Recipient's death;

         (5) he/she will receive up to $40,000 multiplied by the number of parents, if any, on the date of the Affected Product Recipient's death and whose claims are recognized pursuant to applicable state law; and

         (6) where applicable, he/she will receive the Affected Product Recipient's lost income, calculated as the sum of the following: (x) the percentage of the "adjusted current annual income" equal to the number of days from the date of death to the end of the year divided by 365; and (y) the present value of the future "adjusted current annual income," beginning the year following the death, ending the year of the Affected Product Recipient's 62nd birthday, and discounted to the date of Final Judicial Approval at a net interest rate of 1.5% (which percentage is calculated as the difference between 5.5% growth and a 7.0% discount rate). If the Affected Product Recipient has no such income or is age 62 at the time of death, then there is no payment under this section.



                                  ANNEX IV-10

         LIMITATION. Under no circumstances should the total benefits recoverable under this Matrix Level VIII exceed $800,000.

IX.      MATRIX LEVEL IX (DISCRETIONARY)

         ELIGIBILITY. Class Members who feel that they are entitled to EIF Benefits as a result of a complication that was neither anticipated, nor provided for under Matrix Levels I-VIII.

         BENEFITS. The Claims Administrator, at his/her discretion, may award benefits to a Class Member under this Matrix Level IX. In doing so, the Claims Administrator shall consider evidence of any catastrophic loss of income and/or extraordinary medical expenses related to the Affected Product.



                                  ANNEX IV-11

                                     Annex V

            SUMMARY TERMS OF CONVERTIBLE CALLABLE INSTRUMENT ("CCI")


Issuer                                           Sulzer Orthopedics Inc., a
                                                 Delaware corporation

Guarantor                                        Sulzer Medica AG, a Switzerland
                                                 limited company, will guarantee
                                                 SOUS's obligations under the
                                                 CCI, with standard waiver of
                                                 any SML subrogation,
                                                 contribution and
                                                 indemnification rights against
                                                 SOUS

Principal Amount                                 $300,000,000

Stated Maturity                                  The CCI shall be issued as of
                                                 the later of (i) the 180th day
                                                 following the Trial Court
                                                 Approval Date and (ii) the 60th
                                                 day following the Final
                                                 Judicial Approval Date (the
                                                 "CCI Issue Date"). Unless
                                                 earlier redeemed, the entire
                                                 face amount plus accrued but
                                                 unpaid interest of the CCI will
                                                 be paid in cash by SOUS on the
                                                 date that is 18 months from the
                                                 CCI Issue Date (the "Maturity
                                                 Date"); provided, however, that
                                                 to the extent shareholders have
                                                 not exercised the Subscription
                                                 Options (as hereinafter
                                                 defined) as of the Maturity
                                                 Date, a proportionate amount of
                                                 the unredeemed face amount plus
                                                 accrued and unpaid interest
                                                 thereon may, at the option of
                                                 SOUS, be converted into ADRs or
                                                 shares of SML ("Shares") based
                                                 on the Conversion Price
                                                 (defined below) in effect on
                                                 the Maturity Date.

                                                 "Conversion Price" means, for
                                                 the 30 consecutive trading days
                                                 ending 10 Business Days before
                                                 the date of determination, the
                                                 weighted (by volume of shares
                                                 traded) average closing sales
                                                 price of the ADRs or Shares as
                                                 reported by the principal
                                                 securities market on which the
                                                 ADRs or Shares trade in the
                                                 United States or Switzerland,
                                                 as applicable, all as
                                                 calculated and certified by



                                   ANNEX V-1
                                                 the Chief Financial Officer of
                                                 SML in an instrument delivered
                                                 to the Sulzer Settlement Trust
                                                 prior to the date as of which
                                                 the Conversion Price is being
                                                 determined.

                                                 The Conversion Price will be
                                                 subject to adjustment for stock
                                                 splits, dividends,
                                                 reclassifications and
                                                 recapitalizations; provided,
                                                 that no adjustment shall be
                                                 made to the Conversion Price
                                                 with respect to the
                                                 distribution of options to
                                                 purchase Shares to the current
                                                 shareholders of SML for the
                                                 purpose of granting rights to
                                                 such shareholders to subscribe
                                                 to Shares for the purpose of
                                                 retiring the CCI prior to the
                                                 Maturity Date.

Ranking The payment obligations under the CCI will be unsecured and subordinated to the Financing.

Interest                                         Interest on the CCI shall
                                                 accrue (beginning on the CCI
                                                 Issue Date) at a rate equal to
                                                 7.5% compounded annually. No
                                                 interest shall be payable prior
                                                 to the Maturity Date, except
                                                 with respect to and only to the
                                                 extent of a prior redemption,
                                                 in which case the corresponding
                                                 accrued but unpaid interest
                                                 shall be payable upon such
                                                 redemption. In the case of a
                                                 conversion into ADRs or Shares,
                                                 accrued but unpaid interest
                                                 will be paid in ADRs or Shares
                                                 based on the Conversion Price
                                                 in effect at the Maturity Date.

Optional Call                                    SOUS may at any time and from
                                                 time to time, upon 10 days
                                                 prior written notice to the
                                                 Sulzer Settlement Trust, redeem
                                                 for cash all or any portion of
                                                 the face amount of the CCI at a
                                                 cash price equal to 100% of the
                                                 face amount to be redeemed plus
                                                 accrued but unpaid interest
                                                 through the date of such
                                                 redemption; provided, however,
                                                 that each partial redemption
                                                 shall be in a minimum face
                                                 amount of $10 million.



                                   ANNEX V-2

Mandatory Call                                   1. Upon the occurrence of any
                                                 of the events described below,
                                                 concurrently with or as soon as
                                                 practicable after the
                                                 consummation of such event,
                                                 SOUS shall redeem for cash the
                                                 entire outstanding face amount
                                                 of the CCI at a cash price
                                                 equal to 100% of such
                                                 outstanding face amount plus
                                                 accrued but unpaid interest
                                                 through the date of such
                                                 redemption:

                                                      (i) a Change of Control of
                                                 SML (as defined below);

                                                      (ii) a default under the
                                                 Financing or any other funded
                                                 indebtedness of SOUS or its
                                                 affiliates that permits
                                                 acceleration of $10 million or
                                                 more of outstanding
                                                 indebtedness and that is not
                                                 waived by lender or cured by
                                                 SOUS or such affiliate within
                                                 30 days of notice thereof;

                                                      (iii) a default by SOUS or
                                                 SML of (x) any payment,
                                                 redemption or conversion
                                                 provision of the CCI or (y) any
                                                 other provision thereof that
                                                 continues for 10 Business Days
                                                 after notice thereof is given
                                                 to SOUS by the Sulzer
                                                 Settlement Trust or other
                                                 holder thereof; or

                                                      (iv) a sale of all or
                                                 substantially all of the assets
                                                 of SML and its subsidiaries
                                                 taken as a whole.

                                                 "Change of Control" means (i)
                                                 the acquisition by any "person"
                                                 or "group" (as such terms are
                                                 used in Section 13(d)(3) of the
                                                 U.S. Securities Exchange Act of
                                                 1934) of ADRs and/or Shares
                                                 such that such person becomes
                                                 the ultimate "beneficial
                                                 owner," as defined in Rule
                                                 13d-3 under the Exchange Act,
                                                 of more than 50% of the total
                                                 voting power of the Shares on a
                                                 fully-diluted basis or (ii) any
                                                 merger, consolidation,
                                                 amalgamation or other similar
                                                 transaction involving SML
                                                 whereby the beneficial holders
                                                 of Shares immediately prior to
                                                 such



                                   ANNEX V-3
                                                 transaction hold less than a
                                                 majority of the outstanding
                                                 voting power with respect to
                                                 SML (or, if SML shall not be
                                                 the surviving entity following
                                                 such transaction, such
                                                 successor entity) immediately
                                                 following such transaction.

                                                 2. SML expects to distribute
                                                 options (the "Subscription
                                                 Options") to its existing
                                                 holders of Shares for the
                                                 purpose of permitting existing
                                                 shareholders to subscribe for
                                                 new Shares at an exercise price
                                                 which, in the aggregate, shall
                                                 equal the principal amount of
                                                 the CCI. Upon the exercise of
                                                 any such Subscription Option,
                                                 SOUS or SML shall set aside the
                                                 cash proceeds of such exercise
                                                 in a sinking or other fund for
                                                 the purposes of redeeming a
                                                 portion of the CCI at a cash
                                                 price equal to 100% of the face
                                                 amount thereof, together with
                                                 accrued and unpaid interest to
                                                 the date of redemption, which
                                                 redemptions shall take place in
                                                 increments of $10 million of
                                                 face amount of the CCI each
                                                 time such fund reaches at least
                                                 that amount.

Covenants                                        1. So long as any face amount
                                                 of the CCI is outstanding, SML
                                                 and its affiliates will not
                                                 incur indebtedness, except as
                                                 follows:

                                                      (i) the Financing in a
                                                 maximum principal amount equal
                                                 initially to $425 million and
                                                 thereafter decreasing in
                                                 accordance with the required
                                                 amortization schedule of such
                                                 Financing, if any;

                                                      (ii) refinancing of the
                                                 Financing in an aggregate
                                                 principal amount not greater
                                                 than the amount permitted to be
                                                 outstanding under clause (i)
                                                 above;

                                                      (iii) other indebtedness
                                                 permitted to be incurred
                                                 pursuant to the terms of the
                                                 Financing or any permitted
                                                 refinancing thereof; and



                                   ANNEX V-4

                                                      (iv) the incurrence of any
                                                 other indebtedness the net
                                                 proceeds of which are used to
                                                 pay down all or part (in
                                                 increments of at least $10
                                                 million principal face amount)
                                                 of the outstanding obligations
                                                 due under the CCI.

                                                 2. SML will not issue shares of
                                                 capital stock that rank senior
                                                 in dividend rights or
                                                 liquidation preference to the
                                                 Shares or the ADRs unless the
                                                 net proceeds of such issuance
                                                 are used to pay down all or
                                                 part (in increments of at least
                                                 $10 million principal face
                                                 amount) of the outstanding
                                                 obligations under the CCI.

                                                 3. Subject to any required
                                                 shareholder approval, SML shall
                                                 take all action reasonably
                                                 necessary, at its sole expense,
                                                 to properly reserve for
                                                 issuance the number of Shares
                                                 (and, if applicable, the
                                                 corresponding number of ADRs)
                                                 into which the CCI may be
                                                 converted at the Maturity Date.

                                                 4. SML and SOUS shall not enter
                                                 into or engage in transactions
                                                 with affiliates on terms other
                                                 than arm's length (conclusively
                                                 as determined in good faith by
                                                 the board of directors of SML),
                                                 other than any such affiliates
                                                 are at least direct or indirect
                                                 majority owned-subsidiaries of
                                                 SML.

                                                 5. Except for (x) options to
                                                 purchase Shares issued to the
                                                 existing shareholders of SML
                                                 with respect to which the
                                                 proceeds from any exercise will
                                                 be used to retire the CCI on or
                                                 prior to the Maturity Date and
                                                 (y) dividends of shares of
                                                 capital stock of SML for which
                                                 appropriate adjustment of the
                                                 Conversion Price is made
                                                 pursuant to the terms of the
                                                 CCI, SML will not declare or
                                                 pay cash dividends in respect
                                                 of its Shares, declare or pay
                                                 any other dividends in respect
                                                 to the Shares or make any
                                                 distributions of assets or
                                                 rights to the holders of
                                                 Shares; provided, however, that
                                                 the foregoing shall



                                   ANNEX V-5
                                                 not prevent any declaration
                                                 payment or distribution that is
                                                 made or effective only after
                                                 the prior redemption or
                                                 conversion in whole of the
                                                 entire outstanding face amount
                                                 of the CCI.

Subordination                                    All cash payments in respect of
                                                 the CCI will be subordinated on
                                                 standard terms and conditions
                                                 to the prior payment in full of
                                                 all amounts owing in respect to
                                                 the Financing or the
                                                 refinancing thereof as
                                                 permitted by the terms of the
                                                 CCI, together with all other
                                                 senior indebtedness of SOUS and
                                                 SML. Such subordination will
                                                 not prevent the Sulzer
                                                 Settlement Trust from
                                                 exercising any right it might
                                                 properly have to file
                                                 appropriate proofs of claims
                                                 with respect to the CCI in the
                                                 event of any bankruptcy or
                                                 other insolvency proceeding of
                                                 SML or any of its subsidiaries.

Transfer Restrictions                            The CCI will not be
                                                 transferable by the Sulzer
                                                 Settlement Trust in whole or in
                                                 part without the prior written
                                                 consent of SOUS and subject to
                                                 applicable United States and
                                                 foreign securities laws.

Transferability of ADRs or Shares                The ADRs or Shares issued upon
                                                 conversion of the CCI will be
                                                 issued in the United States
                                                 pursuant to an exemption from
                                                 registration under the
                                                 Securities Act of 1933, as
                                                 amended, by virtue of Section
                                                 3(a)(10) of the Securities Act.
                                                 SML shall (at its own expense)
                                                 take all action reasonably
                                                 necessary to comply with the
                                                 rules and regulations of the
                                                 United States Securities and
                                                 Exchange Commission and
                                                 interpretations of the staff
                                                 thereof to exempt the issuance
                                                 of the CCI, ADRs and/or Shares
                                                 pursuant to Section 3(a)(10) of
                                                 the Securities Act. It is the
                                                 intent of the Parties that the
                                                 ADRs or Shares received by
                                                 non-affiliated third parties or
                                                 Class Members in the United
                                                 States shall be freely tradable
                                                 by such persons upon issuance.
                                                 SML will (at its own expense)
                                                 also use its commercially



                                   ANNEX V-6
                                                 reasonable efforts to comply
                                                 with the applicable securities
                                                 laws of any foreign
                                                 jurisdiction on which the
                                                 Shares are then traded to
                                                 ensure that any Shares received
                                                 by non-affiliated third parties
                                                 or Class Members shall be
                                                 freely tradable by such persons
                                                 upon issuance.



                                   ANNEX V-7

                          UNITED STATES DISTRICT COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

IN RE:                                 :        Case No.  01-CV-9000
                                            :
SULZER HIP PROSTHESIS AND                   :        MDL Docket No.: 1401
KNEE PROSTHESIS PRODUCT                     :
LIABILITY LITIGATION                        :        Judge Kathleen M. O'Malley
                                            :
This Document Relates to All Cases     :

--------------------------------------------------------------------------------

              FIRST AMENDMENT TO CLASS ACTION SETTLEMENT AGREEMENT

--------------------------------------------------------------------------------


         It is hereby stipulated and agreed between the parties to the Class Action Settlement Agreement dated March 13, 2002 ("Settlement Agreement") and the Claims Administrator that the Settlement Agreement shall be amended as follows:

         1. Section 1.1 (zzz) is amended to add the following provision at the end of the first sentence:

                  "; provided, however, that "Settled Claims" shall not include claims held by Third-Party Payors in respect of subrogation or other claims for medical expenses paid on behalf of Class Members. Further, the term 'assigned claims' in the release to be signed by Affected Product Recipients shall have the same meaning as 'Settled Claims'."

         2.       Article 5 is amended to add the following Section 5.7:

                  "Section 5.7 Notwithstanding the foregoing, in the event that a class Member is paid benefits pursuant to Section 8.4 hereof, no attorneys' fees or expenses shall be deducted from such amount at the time payment is made to such Class Member, rather any such applicable attorneys' fees or expenses owed in respect of such payment shall be deducted from the amount of any additional benefits paid to such Class Member."

         3. Section 3.7(b) is amended to delete the last sentence in its entirety and replaced with the following:

                  "To the extent a Class Member qualifies for payment under Matrix Level IV and then subsequently qualifies for payment under Matrix Level V because the Major Surgical Complication has resulted in a permanent impairment, any payment made pursuant to Matrix Level V shall be less the amount allocated under Matrix Level IV. By way of example, where a Class Member qualifies for benefits under Matrix Level IV due to an infection and subsequently suffers from a permanent impairment as a result of that infection, the Class Member shall receive benefits under Matrix Level V for the permanent impairment, less any benefits previously received by the Class Member under Matrix Level IV as a result of the infection."

         4. Section 2.2(d) is amended to replace the heading "Extraordinary Fund" with the heading "Extraordinary Injury Fund".

         5. Section 3.9(b) is amended to replace the reference to "Subrogation and Uninsured Expenses Fund" with "Subrogation and Uninsured Expenses Sub-Fund."

         6. Section 5.1 is amended to add the following after the last sentence:

                  "In no event shall attorneys' fees or expenses be deducted from the amount of any benefits received by a Class Member pursuant to Section 3.3 and 3.5(a)."

         7. Annex IV is amended to replace "VII. MATRIX LEVEL VI (Myocardial Infarction)" with "VI. MATRIX LEVEL VI (Myocardial Infarction)" in both the Hip and Knee Matrices.

         8. Annex IV, Hip Matrix Level IV (8) is amended to replace "ninety (90) days" with "one hundred eighty (180) days."

         9. Annex IV, Matrix Level IX in both the Hip and Knee Matrices is amended to add the following sentence after the first sentence under "Benefits":

                  "A Class Member's eligibility to receive benefits pursuant to Matrix Levels I-VIII in no way precludes such Class Member from receiving benefits pursuant to this Matrix Level IX."

         10. The first sentence of Section 8.4 is deleted in its entirety and replaced with the following:

                  "Class Members who elect the GPO and execute the GPO Agreement shall receive a minimum of $40,000 of the payments provided in
                  Section 3.4(a) and a minimum of $400 of the payments provided in Section 3.5(b), as applicable on the date that is the later of (a) sixty (60) days after the Insurance Proceeds Delivery Date or (b) forty-five (45) days after the Claims Administrator reviews such Class Members' completed Orange Form."

         11. The first sentence of Section 3.5(b) is deleted in its entirety and replaced with the following:

                  "Subject to Section 3.6(b), Derivative Claimants of Class Members who are entitled to payment under Section 3.4(a) are entitled to receive a cash payment of $1,600 (less any amounts paid to such Derivative Claimants pursuant to Article 8, if applicable), to be paid no later than the date on which payments are made to Class Members pursuant to Sections 3.4(b) or 3.4(c) as applicable."

         12. Section 3.6(d) is amended to add the following after the last sentence:

                  "Notwithstanding the foregoing, (i) any benefits payable to a Class Member pursuant to Section 3.3 will not be offset from the amount of any payment received by such Class Member prior to the Insurance Proceeds Delivery Date; and (ii) to the extent a Class Member receives any payment of benefits prior to the Insurance Proceeds Delivery Date, such amounts shall be deducted from amount of benefits that such Class Member is entitled to pursuant to Sections 3.4(b), 3.4(c) and 3.7; provided, that, any such amounts, if possible, shall be deducted from the final payment made to such Class Member hereunder."

         13. The last sentence of Section 5.2 is deleted in its entirety and replaced with the following:

                  "In the event there are any amounts remaining in the Plaintiffs' Counsel Sub-Fund after all applicable amounts have been paid to Plaintiffs' Counsel, such remaining amount shall be distributed pro rata among all Class Members who received benefits pursuant to Sections 3.4(a), 3.5(b), 3.5(c) and 3.7(a)."

         14. The first sentence of Section 3.9(a) is deleted in its entirety and replaced by the following:

                  "The Sulzer Settlement Trust or, if prior to the Insurance Proceeds Delivery Date,

                  Sulzer shall pay to the United States on behalf of the Centers for Medicare and Medicaid Services (formerly known as the Health Care Finance Administration) and other Third-Party Payors in respect of subrogation or other claims for medical expenses paid on or behalf of Class Members and shall pay reasonable and necessary expenses incurred by Uninsured Affected Product Recipients in respect of each Affected Product Revision Surgery; provided, however, that any such amount paid by the Sulzer or the Sulzer Settlement Trust shall not exceed (i) $15,000 in the aggregate for any and all claims made in respect of a single Affected Product Revisions Surgery (unless approved by Sulzer as set forth below) and (ii) $60.0 million, in the aggregate,"

         15. Section 3.3(a) is deleted in its entirety and replaced with the following:

                  "(a) Class Members (other than Subclass V) who have not undergone Affected Product Revision Surgery on or before the Final Judicial Approval Date shall be entitled to receive an aggregate cash payment of $1,000, payable in cash by the date that is the later of the 45th day following the Funding Date and the 45th day following the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted)."

         16. Section 3.4(b)(x) is deleted in its entirety and replaced with the following:

                  "(x) at least 55% shall be payable in cash (less any amounts paid to such Class member pursuant to Article 8, if applicable) by the date that is the later of the 45th day following the Funding Date and the 45th day following the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted) and"

         17. Section 3.4(b)(y) is deleted in its entirety and replaced with the following:

                  "(y) at least 45% shall be payable in either cash or ADRs or Shares (valued as set forth in Article 6), or a combination of both, no later than the date that is the later of 20 months from the CCI Issue Date and the 45th day following the date the Claims Administrator makes a Final Determination with respect to such Class member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted)"

         18. Section 3.4(c)(x) is deleted in its entirety and replaced with the following:

                  "(x) approximately 55% shall be payable in cash by the date that is the later of the 45th day following the date of such Affected Product Revision Surgery and the 45th day following the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted) and"

         19. Section 3.4(c)(y) is deleted in its entirety and replaced with the following:

                  "(y) approximately 45% shall be payable in either cash or ADRs or Shares (valued as set forth in Article 6), or a combination of both, no later than the date that is the later of 20 months from the CCI Issue Date and the 45th day following the date the Claims Administrator makes a Final Determination with respect to such Class Member (or if such Final Determination is appealed in accordance with Section 4.6, the date on which all such appeals are exhausted)"

         20.      Section 4.3(a) is amended to add the following:

                  (iv) "one hundred eighty (180) days after a Non-Removal Surgery."

         21. Section 4.5(a) is deleted in its entirety and replaced with the following:

                  "(a) Each Class Member claiming benefits as an Uninsured Affected Product Recipient must submit a claim form for payment of benefits out of the Subrogation and Uninsured Expenses Fund (the "Uninsured Medical Expenses Claim Form" or "Red Form"), attached hereto as Exhibit G, on or before the date that is the later of (i) one hundred eighty (180) days after the date such Class Member receives the medical care for which he or she seeks medical expense reimbursement and (ii) one hundred eighty (180) days after Trial Court Approval."

         22. The second sentence of Section 5.1 deleted in its entirety and replaced with the following:

                  "Payments made to Plaintiffs 'Counsel for attorney fees pursuant to Sections 3.4(a), 3.5(b), 3.5(c) and 3.7 shall be set off against the total contingent fee, and thus the obligation of any such Class Member to his or her Plaintiffs' Counsel will be offset by such amount."

         23. Section 3.5(c) is deleted in its entirety and replaced with the following:

                  "(c) Derivative Claimants may also be eligible to receive additional benefits pursuant to Section 3.7, as provided for in Annex IV hereof, in an amount equal to 1% of the benefit payable to the associated Affected product Recipient. In the event that the contingent fee contract provides for a rate that is less than 23%, the applicable attorney fee payment under this Section 3.5(c) will be calculated using the lower rate."

         24. The third sentence of Section 2.5(c) is deleted in its entirety and replaced with the following:

                  "The Insurance Proceeds shall not be used for any purposes other than (i) paying Class Member benefits pursuant to
                  Section 3.4, Section 3.5(b), and Section 3.5(c), in accordance with Article 8 or otherwise, (ii) paying Extraordinary Injury Fund Benefits to Class Members pursuant to Section 3.7 hereof,
                  (iii) paying attorneys' fees pursuant to Article 5 hereof with respect to Class Member payments payable under Sections 3.4, 3.5, and 3.7 hereof and expenses pursuant to Section 5.4 hereof and (iv) paying medical expenses to Medicare, other Third-Party Payors and Uninsured Class Members pursuant to
                  Section 3.9 hereof."

         The Settlement Agreement shall remain the same in all other respects.

         IN WITNESS WHEREOF, the Parties, through their counsel, have duly executed this First Amendment to Class Action Settlement Agreement dated as of March 13, 2002 on this ______ day of May, 2002.

                                        /s/ Stanley M. Chesley
                                        ---------------------------------------
                                        STANLEY M. CHESLEY, ESQ. (0000852)
                                        WAITE, SCHNEIDER, BAYLESS &
                                                 CHESLEY CO., L.P.A.
                                        1513 PNC Tower
                                        Fourth & Vine Street
                                        Cincinnati, OH  45202
                                        TEL: 513-621-0267
                                        FAX: 513-621-0262
                                        Email: wsbclaw@aol.com
                                        Class Co-Counsel


                                        /s/ John R. Climaco
                                        ---------------------------------------
                                        JOHN R. CLIMACO, ESQ.   (0011456)
                                        CLIMACO LEFKOWITZ, PECA, WILCOX
                                                 & GAROFOLI CO., L.P.A.
                                        Ninth Floor, The Halle Building
                                        1228 Euclid Avenue
                                        Cleveland, OH  44115
                                        TEL: 216-621-8484
                                        FAX: 216-771-1632
                                        Email: jrclim@climacolaw.com
                                        Class Co-Counsel

                                        /s/ R. Eric Kennedy
                                        ---------------------------------------
                                        R. ERIC KENNEDY, ESQ.  (0006174)
                                        WEISMAN GOLDBERG & WEISMAN
                                                 CO., L.P.A.
                                        1600 Midland Building
                                        Landmark Office Towers
                                        Cleveland, Ohio  44115
                                        TEL: 216-781-1111
                                        FAX: 216-781-6747
                                        Email: dgoetz@weismanlaw.com
                                        Liaison Counsel/Counsel for SubClass I

                                        /s/ Don Barrett
                                        ---------------------------------------
                                        DON BARRETT, ESQ.
                                        BARRETT LAW OFFICE, P.A.
                                        404 Court Square North
                                        Post Office Box 987
                                        Lexington, Mississippi  39095
                                        TEL: 662-834-2376
                                        FAX: 662-834-2628
                                        Email: dbarrett@barrettlawoffice.com
                                        Class Co-Counsel


                                        /s/ Keith M. Fleischman
                                        ---------------------------------------
                                        KEITH M. FLEISCHMAN, ESQ.
                                        MILBERG WEISS BERSHAD
                                                 HYNES & LERACH, LLP
                                        One Pennsylvania Plaza
                                        New York, New York  10119-0165
                                        TEL: 212-594-5300
                                        FAX: 212-868-1229
                                        Email: kf@mwbhlny.com
                                        Class Co-Counsel

                                        /s/ Daniel Becnel
                                        ---------------------------------------
                                        DANIEL BECNEL, ESQ.
                                        LAW OFFICES OF DANIEL BECNEL
                                        106 West Seventh Street
                                        P.O. Drawer H
                                        Reserve, LA 70084
                                        TEL: 985-536-1186
                                        FAX: 985-536-6445
                                        Email: dbecnel@gulfsouth.verio.com
                                        Class Co-Counsel


                                        /s/ James Dugan, II
                                        ---------------------------------------
                                        JAMES DUGAN, II, ESQ.
                                        GAUTHIER, DOWNING, LABARRE,
                                                 BEISER & DEAN
                                        3500 N. Hullen Street
                                        Metairie, LA   70002
                                        TEL: 504-456-8600
                                        FAX: 504-456-8624
                                        Email: whg@gauthier-downing.com
                                        Class Co-Counsel


                                        Richard S. Wayne
                                        ---------------------------------------
                                        RICHARD S. WAYNE, ESQ. (0022390)
                                        STRAUSS & TROY
                                        THE FEDERAL RESERVE BUILDING
                                        150 East Fourth Street
                                        Cincinnati, Ohio 45202-4018
                                        TEL:  513-621-2120
                                        FAX: 513-629-9426
                                        Email: rswayne@strauss-troy.com
                                        Counsel for SubClass II

                                        /s/ Peter J. Brodhead
                                        ---------------------------------------
                                        PETER J. BRODHEAD, ESQ. (0006733)
                                        SPANGENBERG SHIBLEY & LIBER LLP
                                        1900 East Ninth Street, Suite 2400
                                        Cleveland, Ohio  44114
                                        TEL: 216-696-3232
                                        FAX:  216-696-3924
                                        Email: pjb@spanglaw.com
                                        Counsel for Subclass III

                                        /s/ Phillip A. Ciano
                                        ---------------------------------------
                                        PHILLIP A. CIANO, ESQ. (0066134)
                                        CIANO & GOLDWASSER, LLP
                                        Tri-Pointe Building
                                        23825 Commerce Park Drive
                                        Cleveland, Ohio  44122
                                        TEL: 216-378-9900
                                        FAX: 216-378-9901
                                        Email: pciano@cianogoldwasser.com
                                        Counsel for Subclass IV

                                        /s/ Richard M. Heimann
                                        ---------------------------------------
                                        RICHARD M. HEIMANN, ESQ.
                                        LIEFF, CABRASER, HEIMANN &
                                                 BERNSTEIN, LLP
                                        30TH Floor, 275 Battery Street
                                        Embarcadero Center
                                        San Francisco, CA 94111
                                        TEL: 415-956-1000
                                        FAX: 415-956-1008
                                        Email: rheimann@lchb.com
                                        Counsel for Subclass V

                                        /s/ Richard F. Scruggs
                                        ---------------------------------------
                                        RICHARD F. SCRUGGS
                                        SIDNEY A. BACKSTROM
                                        THE SCRUGGS LAW FIRM
                                        726 Delmas Avenue
                                        P.O. Drawer 1425
                                        Pascagoula, Mississippi   39568-1425
                                        TEL: 228-762-6068
                                        FAX: 228-762-1207
                                        Email: dickscruggs@aol.com
                                        Attorney for Defendants, Sulzer Medica
                                        AG and Sulzer Orthopedics Inc.

                                        /s/ Werner L. Polak
                                        ---------------------------------------
                                        WERNER L. POLAK
                                        SHEARMAN & STERLING
                                        599 Lexington Avenue, #528
                                        New York, NY 10022
                                        TEL: 212-848-4154
                                        FAX: 212-848-4824
                                        Email: wpolak@shearman.com
                                        Attorney for Defendant Sulzer AG

                          UNITED STATES DISTRICT COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

IN RE:                                 :    Case No.  01-CV-9000
                                            :
SULZER HIP PROSTHESIS AND                   :        MDL Docket No.: 1401
KNEE PROSTHESIS PRODUCT                     :
LIABILITY LITIGATION                        :        Judge Kathleen M. O'Malley
                                            :
This Document Relates to All Cases     :

--------------------------------------------------------------------------------

              SECOND AMENDMENT TO CLASS ACTION SETTLEMENT AGREEMENT

--------------------------------------------------------------------------------

         It is hereby stipulated and agreed between the parties to the Class Action Settlement Agreement dated March 13, 2002 ("Settlement Agreement") and the Claims Administrator that the Settlement Agreement shall be amended as follows:

         1.       Section 3.7 is amended to add the following:

                  "(c) In the event of funding shortfall in the EIF, the Claims Administrator, with approval of the Court and after conferring with Class Counsel and the Special State Counsel Committee, shall reduce the benefits payable pursuant to Matrix Levels III through VIII to meet the shortfall before making any reduction in benefits payable to Class Members who qualify for payment pursuant to Matrix Levels I and II."

         2. Annex IV, Matrix Level I, in both the Hip and Knee Matrices, is amended to provide that Class Members who are eligible to receive benefits pursuant to Matrix Level I, but who do not suffer a diminished life expectancy as a result of the medical condition(s) that are preventing those Class Members from undergoing a revision surgery, may be eligible to receive additional benefits pursuant to Matrix Level IX.

         The Settlement Agreement and First Amendment to Class Action Settlement Agreement shall remain the same in all other respects.

         IN WITNESS WHEREOF, the Parties, through their counsel, have duly executed this Second Amendment to Class Action Settlement Agreement dated as of March 13, 2002 on this 3rd day of May, 2002.


                                       /s/ Stanley M. Chesley
                                       -----------------------------------------
                                       STANLEY M. CHESLEY, ESQ. (0000852)
                                       WAITE, SCHNEIDER, BAYLESS &
                                                CHESLEY CO., L.P.A.
                                       1513 PNC Tower
                                       Fourth & Vine Street
                                       Cincinnati, OH 45202
                                       TEL: 513-621-0267
                                       FAX: 513-621-0262
                                       Email: wsbclaw@aol.com
                                       Class Co-Counsel

                                       /s/ John R. Climaco
                                       -----------------------------------------
                                       JOHN R. CLIMACO, ESQ. (0011456)
                                       CLIMACO LEFKOWITZ, PECA, WILCOX
                                                & GAROFOLI CO., L.P.A.
                                       Ninth Floor, The Halle Building
                                       1228 Euclid Avenue
                                       Cleveland, OH 44115
                                       TEL: 216-621-8484
                                       FAX: 216-771-1632
                                       Email: jrclim@climacolaw.com
                                       Class Co-Counsel


                                       /s/ R. Eric Kennedy
                                       -----------------------------------------
                                       R. ERIC KENNEDY, ESQ. (0006174)
                                       WEISMAN GOLDBERG & WEISMAN
                                                CO., L.P.A.
                                       1600 Midland Building
                                       Landmark Office Towers
                                       Cleveland, Ohio 44115
                                       TEL: 216-781-1111
                                       FAX: 216-781-6747
                                       Email: dgoetz@weismanlaw.com
                                       Liaison Counsel/Counsel for SubClass I

                                       /s/ Don Barrett
                                       -----------------------------------------
                                       DON BARRETT, ESQ.
                                       BARRETT LAW OFFICE, P.A.
                                       404 Court Square North
                                       Post Office Box 987
                                       Lexington, Mississippi 39095
                                       TEL: 662-834-2376
                                       FAX: 662-834-2628
                                       Email: dbarrett@barrettlawoffice.com
                                       Class Co-Counsel


                                       /s/ Keith M. Fleischman
                                       -----------------------------------------
                                       KEITH M. FLEISCHMAN, ESQ.
                                       MILBERG WEISS BERSHAD
                                                HYNES & LERACH, LLP
                                       One Pennsylvania Plaza
                                       New York, New York 10119-0165
                                       TEL: 212-594-5300
                                       FAX: 212-868-1229
                                       Email: kf@mwbhlny.com
                                       Class Co-Counsel


                                       /s/ Daniel Becnel
                                       -----------------------------------------
                                       DANIEL BECNEL, ESQ.
                                       LAW OFFICES OF DANIEL BECNEL
                                       106 West Seventh Street
                                       P.O. Drawer H
                                       Reserve, LA 70084
                                       TEL: 985-536-1186
                                       FAX: 985-536-6445
                                       Email: dbecnel@gulfsouth.verio.com
                                       Class Co-Counsel

                                       /s/ James Dugan, II
                                       -----------------------------------------
                                       JAMES DUGAN, II, ESQ.
                                       GAUTHIER, DOWNING, LABARRE, BEISER & DEAN
                                       3500 N. Hullen Street
                                       Metairie, LA 70002
                                       TEL: 504-456-8600
                                       FAX: 504-456-8624
                                       Email: whg@gauthier-downing.com
                                       Class Co-Counsel


                                       Richard S. Wayne
                                       -----------------------------------------
                                       RICHARD S. WAYNE, ESQ. (0022390)
                                       STRAUSS & TROY
                                       THE FEDERAL RESERVE BUILDING
                                       150 East Fourth Street
                                       Cincinnati, Ohio 45202-4018
                                       TEL: 513-621-2120
                                       FAX: 513-629-9426
                                       Email: rswayne@strauss-troy.com
                                       Counsel for SubClass II


                                       /s/ Peter J. Brodhead
                                       ---------------------------------------
                                       PETER J. BRODHEAD, ESQ. (0006733)
                                       SPANGENBERG SHIBLEY & LIBER LLP
                                       1900 East Ninth Street, Suite 2400
                                       Cleveland, Ohio  44114
                                       TEL: 216-696-3232
                                       FAX: 216-696-3924
                                       Email: pjb@spanglaw.com
                                       Counsel for Subclass III

                                       /s/ Phillip A. Ciano
                                       -----------------------------------------
                                       PHILLIP A. CIANO, ESQ. (0066134)
                                       CIANO & GOLDWASSER, LLP
                                       Tri-Pointe Building
                                       23825 Commerce Park Drive
                                       Cleveland, Ohio 44122
                                       TEL: 216-378-9900
                                       FAX: 216-378-9901
                                       Email: pciano@cianogoldwasser.com
                                       Counsel for Subclass IV

                                       /s/ Richard M. Heimann
                                       -----------------------------------------
                                       RICHARD M. HEIMANN, ESQ.
                                       LIEFF, CABRASER, HEIMANN &
                                                BERNSTEIN, LLP
                                       30TH Floor, 275 Battery Street
                                       Embarcadero Center
                                       San Francisco, CA 94111
                                       TEL: 415-956-1000
                                       FAX: 415-956-1008
                                       Email: rheimann@lchb.com
                                       Counsel for Subclass V

                                       /s/ Richard F. Scruggs
                                       -----------------------------------------
                                       RICHARD F. SCRUGGS
                                       SIDNEY A. BACKSTROM
                                       THE SCRUGGS LAW FIRM
                                       726 Delmas Avenue
                                       P.O. Drawer 1425
                                       Pascagoula, Mississippi 39568-1425
                                       TEL: 228-762-6068
                                       FAX: 228-762-1207
                                       Email: dickscruggs@aol.com
                                       Attorney for Defendants, Sulzer Medica AG
                                       and Sulzer Orthopedics Inc.

                                       /s/ Werner L. Polak
                                       -----------------------------------------
                                       WERNER L. POLAK
                                       SHEARMAN & STERLING
                                       599 Lexington Avenue, #528
                                       New York, NY 10022
                                       TEL: 212-848-4154
                                       FAX: 212-848-4824
                                       Email: wpolak@shearman.com
                                       Attorney for Defendant Sulzer AG

                          UNITED STATES DISTRICT COURT
                            NORTHERN DISTRICT OF OHIO
                                EASTERN DIVISION

IN RE:                                 :    Case No.  01-CV-9000
                                            :
SULZER HIP PROSTHESIS AND                   :        MDL Docket No.: 1401
KNEE PROSTHESIS PRODUCT                     :
LIABILITY LITIGATION                        :        Judge Kathleen M. O'Malley
                                            :
This Document Relates to All Cases          :

--------------------------------------------------------------------------------

              THIRD AMENDMENT TO CLASS ACTION SETTLEMENT AGREEMENT

--------------------------------------------------------------------------------

         It is hereby stipulated and agreed between the parties to the Class Action Settlement Agreement dated March 13, 2002 ("Settlement Agreement") and the Claims Administrator that Section 6.2 of the Settlement Agreement shall be amended to replace the first sentence in its entirety with the following sentence:

         On or before the date that is twenty (20) days after the final date of the Fairness Hearing, the Parties shall complete definitive documentation of the form of the CCI and shall submit such final form to the Court for approval.

         The Settlement Agreement, First Amendment to Class Action Settlement Agreement, and Second Amendment to Class Action Settlement Agreement shall remain the same in all other respects.

         IN WITNESS WHEREOF, the Parties, through their counsel, have duly executed this Third Amendment to Class Action Settlement Agreement dated as of March 13, 2002 on this 5th day of May, 2002.

                                       /s/ Stanley M. Chesley
                                       -----------------------------------------
                                       STANLEY M. CHESLEY, ESQ. (0000852)
                                       WAITE, SCHNEIDER, BAYLESS &
                                                CHESLEY CO., L.P.A.
                                       1513 PNC Tower
                                       Fourth & Vine Street
                                       Cincinnati, OH 45202
                                       TEL: 513-621-0267
                                       FAX: 513-621-0262
                                       Email: wsbclaw@aol.com
                                       Class Co-Counsel


                                       /s/ John R. Climaco
                                       -----------------------------------------
                                       JOHN R. CLIMACO, ESQ. (0011456)
                                       CLIMACO LEFKOWITZ, PECA, WILCOX
                                                & GAROFOLI CO., L.P.A.
                                       Ninth Floor, The Halle Building
                                       1228 Euclid Avenue
                                       Cleveland, OH 44115
                                       TEL: 216-621-8484
                                       FAX: 216-771-1632
                                       Email: jrclim@climacolaw.com
                                       Class Co-Counsel


                                       /s/ R. Eric Kennedy
                                       -----------------------------------------
                                       R. ERIC KENNEDY, ESQ. (0006174)
                                       WEISMAN GOLDBERG & WEISMAN
                                                CO., L.P.A.
                                       1600 Midland Building
                                       Landmark Office Towers
                                       Cleveland, Ohio 44115
                                       TEL: 216-781-1111
                                       FAX: 216-781-6747
                                       Email: dgoetz@weismanlaw.com
                                       Liaison Counsel/Counsel for SubClass I

                                       /s/ Don Barrett
                                       -----------------------------------------
                                       DON BARRETT, ESQ.
                                       BARRETT LAW OFFICE, P.A.
                                       404 Court Square North
                                       Post Office Box 987
                                       Lexington, Mississippi 39095
                                       TEL: 662-834-2376
                                       FAX: 662-834-2628
                                       Email: dbarrett@barrettlawoffice.com
                                       Class Co-Counsel


                                       /s/ Keith M. Fleischman
                                       -----------------------------------------
                                       KEITH M. FLEISCHMAN, ESQ.
                                       MILBERG WEISS BERSHAD
                                                HYNES & LERACH, LLP
                                       One Pennsylvania Plaza
                                       New York, New York 10119-0165
                                       TEL: 212-594-5300
                                       FAX: 212-868-1229
                                       Email: kf@mwbhlny.com
                                       Class Co-Counsel


                                       /s/ Daniel Becnel
                                       -----------------------------------------
                                       DANIEL BECNEL, ESQ.
                                       LAW OFFICES OF DANIEL BECNEL
                                       106 West Seventh Street
                                       P.O. Drawer H
                                       Reserve, LA 70084
                                       TEL: 985-536-1186
                                       FAX: 985-536-6445
                                       Email: dbecnel@gulfsouth.verio.com
                                       Class Co-Counsel


                                       /s/ James Dugan, II
                                       -----------------------------------------
                                       JAMES DUGAN, II, ESQ.
                                       GAUTHIER, DOWNING, LABARRE, BEISER & DEAN
                                       3500 N. Hullen Street
                                       Metairie, LA 70002
                                       TEL: 504-456-8600
                                       FAX: 504-456-8624
                                       Email: whg@gauthier-downing.com
                                       Class Co-Counsel

                                       Richard S. Wayne
                                       -----------------------------------------
                                       RICHARD S. WAYNE, ESQ. (0022390)
                                       STRAUSS & TROY
                                       THE FEDERAL RESERVE BUILDING
                                       150 East Fourth Street
                                       Cincinnati, Ohio 45202-4018
                                       TEL: 513-621-2120
                                       FAX: 513-629-9426
                                       Email: rswayne@strauss-troy.com
                                       Counsel for SubClass II

                                       /s/ Peter J. Brodhead
                                       -----------------------------------------
                                       PETER J. BRODHEAD, ESQ. (0006733)
                                       SPANGENBERG SHIBLEY & LIBER LLP
                                       1900 East Ninth Street, Suite 2400
                                       Cleveland, Ohio 44114
                                       TEL: 216-696-3232
                                       FAX: 216-696-3924
                                       Email: pjb@spanglaw.com
                                       Counsel for Subclass III

                                       /s/ Phillip A. Ciano
                                       -----------------------------------------
                                       PHILLIP A. CIANO, ESQ. (0066134)
                                       CIANO & GOLDWASSER, LLP
                                       Tri-Pointe Building
                                       23825 Commerce Park Drive
                                       Cleveland, Ohio 44122
                                       TEL: 216-378-9900
                                       FAX: 216-378-9901
                                       Email: pciano@cianogoldwasser.com
                                       Counsel for Subclass IV

                                       /s/ Richard M. Heimann
                                       ---------------------------------------
                                       RICHARD M. HEIMANN, ESQ.
                                       LIEFF, CABRASER, HEIMANN &
                                                BERNSTEIN, LLP
                                       30TH Floor, 275 Battery Street
                                       Embarcadero Center
                                       San Francisco, CA 94111
                                       TEL: 415-956-1000
                                       FAX: 415-956-1008
                                       Email: rheimann@lchb.com
                                       Counsel for Subclass V

                                       /s/ Richard F. Scruggs
                                       -----------------------------------------
                                       RICHARD F. SCRUGGS
                                       SIDNEY A. BACKSTROM
                                       THE SCRUGGS LAW FIRM
                                       726 Delmas Avenue
                                       P.O. Drawer 1425
                                       Pascagoula, Mississippi 39568-1425
                                       TEL: 228-762-6068
                                       FAX: 228-762-1207
                                       Email: dickscruggs@aol.com
                                       Attorney for Defendants, Sulzer Medica AG
                                       and Sulzer Orthopedics Inc.

                                       /s/ Werner L. Polak
                                       -----------------------------------------
                                       WERNER L. POLAK
                                       SHEARMAN & STERLING
                                       599 Lexington Avenue, #528
                                       New York, NY 10022
                                       TEL: 212-848-4154
                                       FAX: 212-848-4824
                                       Email: wpolak@shearman.com
                                       Attorney for Defendant Sulzer AG


                             CERTIFICATE OF SERVICE

                  A copy of the foregoing has been filed electronically with the U.S. District Court and has been sent electronically via email on this 6th day of May, 2002, to all Class Counsel; Plaintiffs' Steering Committee and Special Counsel Members; Special State Counsel Committee Members; all Defense Counsel; and all Federal Case List Members, identified and attached to "Plaintiffs' Second Amended and Consolidated Class Action Complaint."

                                       /s/ R. Eric Kennedy
                                       -----------------------------------------
                                       R. ERIC KENNEDY, ESQ. (0006174)
                                       WEISMAN GOLDBERG & WEISMAN
                                                CO., L.P.A.